As filed with the SEC on January 7, 2005.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4556

TRANSAMERICA IDEX MUTUAL FUNDS
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2003 - October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Annual Report

October 31, 2004

www.idexfunds.com

P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: AFSG Securities Corporation, Member NASD
Investor Services 1-888-233-IDEX (4339)

Dear Fellow Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future.

A financial professional can help you build a comprehensive picture of your current and future financial needs. What's more, financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

The Securities and Exchange Commission requires that a semi-annual report be sent to all shareholders. The following pages provide a comprehensive review of the investments of each fund as well as the detailed accounting data. The report also provides a discussion of the accounting policies for the funds in addition to any matters presented to the shareholders that may have required their vote.

Please contact your financial advisor if you have any questions about the contents of this report.

Sincerely,

Brian C. Scott
President
Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX American Century International

MARKET ENVIRONMENT

The twelve months ended October 31, 2004, provided both challenges and opportunities for international investors, with many of the world's equity markets advancing. But their gains were restrained by record-high oil prices, rising interest rates, continued violence in Iraq and the threat of terrorism. Those issues provided solid headwinds for the global economy, and they created uncertainty among investors and concern about corporate profits.

Against this backdrop, TA IDEX American Century International advanced but underperformed its benchmark, the Morgan Stanley Capital International EAFE Index ("MSCI EAFE"). Nine of the ten sectors in which we were invested advanced, with our complement of financial holdings posting the largest contribution to absolute return. On a relative basis, the portfolio's telecommunications services and consumer staples sectors outperformed, but a variety of sectors, notably health care and industrials, underperformed the MSCI EAFE, ultimately causing the portfolio to lag the benchmark.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX American Century International, Class A returned 9.95%. By comparison its benchmark, the MSCI EAFE, returned 19.27%.

STRATEGY REVIEW

The best performance versus the benchmark came from TA IDEX American Century International's stake in the telecommunication services sector. We had exposure to several mobile-phone companies that advanced and are not in the MSCI EAFE. They include Mobile TeleSystems OJSC, Russia's largest mobile-phone company, which registered the portfolio's third-best relative performance, and America Movil SA, which provides wireless services in Mexico. Both companies benefited from a growing number of subscribers for wireless services. The portfolio's stake in the telecommunication services sector also registered the period's second-best absolute performance.

The second-best performance against the benchmark came from the consumer staples sector, which also contributed to the portfolio's return. The portfolio's stake in the food and staples retailing industry led the advance, with Canada's Shoppers Drug Mart Corporation topping the list of relative contributors in that group.

The health care sector, however, registered the period's worst relative performance. The portfolio's underweight pharmaceutical holdings detracted most, as Teva Pharmaceutical Industries Ltd., a generic drug maker in the portfolio but not the MSCI EAFE, declined. The portfolio's overweight stake in the health care equipment and supplies industry also underperformed.

The industrials sector turned in the second-worst performance against the MSCI EAFE, with holdings in the commercial services and supplies industry detracting most. Switzerland's Adecco SA ("Adecco"), one of the world's largest providers of temporary workers, led the retreat. Adecco came under investigation during the period for potential accounting irregularities. We eliminated the position, but it was among the period's top detractors from the portfolio's relative performance.

TA IDEX American Century International's financial holdings, the portfolio's largest sector stake on average during the period, contributed most to absolute performance. The advance came mostly on the strength of commercial banks, which represented the portfolio's heaviest average industry weighting. Austria's Erste Bank der Oesterreichischen Sparkassen AG led the contributors among banks. Our holdings in the insurance, diversified financial services and consumer finance industries also contributed to total return. However, the financial sector underperformed the MSCI EAFE, with holdings in the capital markets industry detracting most from relative performance.

Energy holdings also contributed to the portfolio's absolute performance, led by France's Total SA, Europe's biggest oil refiner. The company benefited from high oil prices and its potential for increased oil and gas production.

Regarding countries, investments in Mexico, France and Austria made the largest contribution relative to the MSCI EAFE, while those in the United Kingdom, Japan and Switzerland detracted most.

Henrik Strabo

Mark S. Kopinski

Keith Creveling, CFA

Co-Fund Managers
American Century Investment Management, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX American Century International

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	9.95%	(4.46)%	0.38%	2/1/97
Class A (POP)	3.90%	(5.53)%	(0.35)%	2/1/97
MSCI-EAFE[1]	19.27%	(0.58)%	4.39%	2/1/97
Class B (NAV)	9.46%	(5.07)%	(0.26)%	2/1/97
Class B (POP)	4.46%	(5.26)%	(0.26)%	2/1/97
Class C (NAV)	9.33%	–	12.06%	11/11/02
Class C (POP)	8.33%	–	12.06%	11/11/02

NOTES

1  The Morgan Stanley Capital International – Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX American Century International

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,020.70	1.71%	$8.69
Hypothetical (b)	1,000.00	1,016.54	1.71	8.67
Class B
Actual	1,000.00	1,019.20	2.04	10.35
Hypothetical (b)	1,000.00	1,014.88	2.04	10.33
Class C
Actual	1,000.00	1,018.00	2.60	13.19
Hypothetical (b)	1,000.00	1,012.07	2.60	13.15

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2004

This chart shows the percentage breakdown by region of the Fund's total investment securities.

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS ( 0.7%)
Switzerland (0.7%)
Compagnie Financiere Richemont AG–Class A	50,860	$1,437
Total Convertible Preferred Stocks (cost: $1,256)		1,437
COMMON STOCKS ( 96.7%)
Australia (4.8%)
Amcor, Ltd.	157,280	897
BHP Billiton, Ltd.	482,914	4,998
Commonwealth Bank of Australia	110,500	2,651
QBE Insurance Group, Ltd.	185,480	1,903
Austria (1.8%)
Erste Bank der Oesterreichischen Sparkassen AG	88,842	3,943
Belgium (0.6%)
KBC Bancassurance Holding	18,640	1,362
Bermuda (2.7%)
Accenture, Ltd.–Class A (b)	50,900	1,232
Esprit Holdings, Ltd.	328,000	1,753
Tyco International, Ltd. (a)	89,950	2,802
Canada (2.3%)
EnCana Corp.	61,790	3,060
Shoppers Drug Mart Corp.	63,706	1,935
Denmark (0.5%)
AP Moller-Maersk A/S	160	1,178
France (14.1%)
AXA	153,088	3,285
Cie Generale D'Optique Essilor International SA	20,230	1,369
Credit Agricole SA	116,229	3,396
Lafarge SA	29,620	2,696
Pernod-Ricard	15,780	2,178
Schneider Electric SA	33,100	2,185
Societe Generale–Class A	29,877	2,763
Total SA	31,070	6,442
Vinci SA	23,213	2,756
Vivendi Universal SA (b)	133,010	3,622
Germany (8.0%)
Adidas-Salomon AG	8,450	1,177
BASF AG	30,720	1,911
Continental AG	39,930	2,174
Deutsche Telekom AG	66,110	1,263
E.ON AG	22,370	1,815
Fresenius Medical Care AG	17,240	1,316
Metro AG	35,840	1,706
Puma AG Rudolf Dassler Sport	9,227	2,304
SAP AG	21,577	3,665

	Shares	Value
Greece (1.4%)
Alpha Bank A.E.	62,000	$1,759
OPAP SA	59,274	1,203
Ireland (1.1%)
Anglo Irish Bank Corp. PLC	126,010	2,388
Israel (0.4%)
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (a)	35,536	924
Italy (2.3%)
ENI-Ente Nazionale Idrocarburi SpA	123,090	2,787
Terna SpA Rights	931,009	2,264
Japan (17.4%)
Aiful Corp.	15,900	1,585
Bank of Yokohama, Ltd. (The)	239,000	1,427
Canon, Inc.	18,409	907
Chugai Pharmaceutical Co., Ltd.	112,899	1,765
Daikin Industries, Ltd.	39,000	948
Fast Retailing Co., Ltd.	13,600	863
Hoya Corp.	34,864	3,573
Komatsu, Ltd.	196,000	1,309
Matsushita Electric Industrial Co., Ltd.	91,000	1,318
Mitsubishi Tokyo Financial Group, Inc.	160	1,356
Mitsui & Co., Ltd.	408,000	3,424
Omron Corp.	52,000	1,178
ORIX Corp.	28,400	3,325
Rakuten, Inc.	160	1,198
Sharp Corp.	79,000	1,089
Shin-Etsu Chemical Co., Ltd.	28,000	1,063
Sumitomo Metal Mining Co., Ltd.	155,000	1,044
Sumitomo Mitsui Financial Group, Inc. (a)	340	2,207
Toray Industries, Inc.	441,000	2,056
Toto, Ltd.	106,000	949
Toyota Motor Corp.	82,900	3,225
Trend Micro, Inc.	23,000	1,101
Yamaha Motor Co., Ltd.	58,900	895
Luxembourg (0.7%)
Arcelor	77,710	1,447
Mexico (1.2%)
America Movil SA de CV–Class L, ADR (a)	60,087	2,644
Netherlands (3.3%)
ING Groep NV	145,414	3,838
Royal Numico NV	67,510	2,269
Schlumberger, Ltd.	15,550	979

The notes to the financial statements are an integral part of this report.

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Norway (3.5%)
DnB Nor ASA	168,810	$1,427
Norsk Hydro ASA	33,980	2,495
Statoil ASA	146,670	2,118
Telenor ASA	184,920	1,469
Russia (0.6%)
Mobile Telesystems, Sponsored ADR	8,709	1,264
South Korea (0.7%)
Hyundai Motor Co.	32,120	1,559
Spain (3.5%)
ACS Actividades de Construccion y Servicios SA	82,387	1,592
Gamesa Corp. Tecnologica SA	23,250	320
Grupo Ferrovial SA	43,720	1,930
Telefonica SA	233,257	3,839
Sweden (2.4%)
Autoliv, Inc., SDR	30,145	1,276
Telefonaktiebolaget LM Ericsson–Class B	602,010	1,744
Volvo AB–Class B	57,325	2,165
Switzerland (5.9%)
ABB, Ltd.	116,070	669
Novartis AG	97,530	4,635
Roche Holding AG	42,227	4,302
UBS AG	45,136	3,242
United Kingdom (16.4%)
Amdocs, Ltd. (b)	52,150	1,312
BP PLC	691,241	6,684
HSBC Holdings PLC	147,590	2,379
Legal & General Group PLC	1,363,570	2,474
mmO2 PLC	64,709	125
Next PLC	92,740	2,839
Pearson PLC	177,290	1,943
Reckitt Benckiser PLC	130,283	3,568
Royal Bank of Scotland Group PLC	111,938	3,293
Smith & Nephew PLC	250,475	2,123
Tesco PLC	757,720	3,986
Vodafone Group PLC	1,341,680	3,431
Wolseley PLC	77,490	1,337
United States (1.1%)
iShares MSCI EAFE Index Fund (a)	5,000	732
Synthes, Inc.	14,720	1,563
Total Common Stocks (cost: $188,415)		209,879

	Principal	Value
SECURITY LENDING COLLATERAL ( 2.8%)
Debt (2.6%)
Bank Notes (0.5%)
Bank of America 1.77%, due 12/03/2004	$299	$299
1.77%, due 01/18/2005	200	200
1.88%, due 12/23/2004	100	100
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	449	449
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	50	50
Commercial Paper (0.3%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	149	149
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	50	50
Falcon Asset Securitization Corp. 144A 1.75%, due 11/10/2004	200	200
1.78%, due 11/04/2004	149	149
Galaxy Funding 144A 1.88%, due 11/22/2004	50	50
Euro Dollar Terms (1.2%)
Bank of Montreal 1.88%, due 11/24/2004	473	473
BNP Paribas 1.77%, due 11/10/2004	249	249
1.80%, due 11/23/2004	200	200
1.98%, due 12/27/2004	200	200
Calyon 1.70%, due 11/24/2004	26	26
Citigroup 2.06%, due 01/25/2005	499	499
Den Danske Bank 1.82%, due 11/19/2004	250	250
Dexia Group 2.04%, due 01/21/2005	116	116
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	100	100
Royal Bank of Scotland 2.01%, due 01/20/2005	200	200
Toronto Dominion Bank 1.70%, due 11/08/2004	100	100
Wells Fargo 1.87%, due 11/22/2004	250	250

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.2%)
Goldman Sachs Group Inc. 1.88%, due 01/27/2005	$349	$349
1.90%, due 12/29/2004	210	210
Repurchase Agreements (0.4%)
Merrill Lynch & Co., 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $799 on 11/01/04 (c)	799	799
	Shares	Value
Investment Companies (0.2%)
Money Market Funds (0.2%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	245,648	$245
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	179,763	180
Total Security Lending Collateral (cost: $6,142)		6,142
Total Investment Securities (cost: $195,813)		$217,458

		Value
SUMMARY:
Investments, at value	100.2%	$217,458
Liabilities in excess of other assets	(0.2)%	(531)
Net assets	100.0%	$216,927

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $5,816.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $815, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally, to qualified institutional buyers. At October 31, 2004 these securities aggregated $449 or 0.2% of the net assets of the Fund.

ADR  American Depositary Receipt

SDR  Special Drawing Rights

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	15.5%	$33,593
Petroleum Refining	8.2%	17,739
Telecommunications	6.5%	14,035
Pharmaceuticals	5.3%	11,626
Automotive	3.8%	8,225
Computer & Data Processing Services	3.4%	7,276
Life Insurance	3.3%	7,123
Oil & Gas Extraction	3.2%	6,826
Chemicals & Allied Products	3.1%	6,542
Wholesale Trade Durable Goods	3.0%	6,514
Construction	2.9%	6,278
Metal Mining	2.8%	6,042
Rubber & Misc. Plastic Products	2.6%	5,655
Radio & Television Broadcasting	2.6%	5,565
Electronic Components & Accessories	2.3%	5,069
Medical Instruments & Supplies	2.3%	5,002
Instruments & Related Products	2.3%	4,942
Industrial Machinery & Equipment	2.0%	4,442
Electric Services	1.9%	4,399
Insurance	2.0%	4,377
Food Stores	1.8%	3,986
Shoe Stores	1.7%	3,702
Business Credit Institutions	1.5%	3,325
Communications Equipment	1.4%	3,062
Stone, Clay & Glass Products	1.2%	2,696
Food & Kindred Products	1.0%	2,269
Beer, Wine & Distilled Beverages	1.0%	2,178
Textile Mill Products	1.0%	2,056
Drug Stores & Proprietary Stores	0.9%	1,935
Department Stores	0.8%	1,706
Personal Credit Institutions	0.7%	1,585
Primary Metal Industries	0.7%	1,447
Retail Trade	0.7%	1,437
Management Services	0.6%	1,232
Amusement & Recreation Services	0.6%	1,203
Water Transportation	0.5%	1,178
Furniture & Fixtures	0.4%	949
Computer & Office Equipment	0.4%	907
Metal Cans & Shipping Containers	0.4%	897
Transportation Equipment	0.4%	895
Investment Companies	0.4%	732
Engineering & Management Services	0.3%	669
Investments, at value	97.4%	211,316
Short-term investments	2.8%	6,142
Liabilities in excess of other assets	(0.2)%	(531)
Net assets	100.0%	$216,927

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

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TA IDEX American Century International

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $195,813) (including securities loaned of $5,816)	$217,458
Cash	6,246
Receivables:
Investment securities sold	1,446
Shares of beneficial interest sold	26
Interest	4
Dividends	193
Dividend reclaims receivable	161
Other	6
225,540
Liabilities:
Investment securities purchased	1,980
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	95
Management and advisory fees	185
Distribution fees	80
Transfer agent fees	43
Payable for collateral for securities on loan	6,142
Other	88
8,613
Net Assets	$216,927
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$214,625
Accumulated net investment income (loss)	229
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(19,585)
Net unrealized appreciation (depreciation) on:
Investment securities	21,645
Translation of assets and liabilites denominated in foreign currencies	13
Net Assets	$216,927
Net Assets by Class:
Class A	$187,608
Class B	20,153
Class C	9,166
Shares Outstanding:
Class A	21,287
Class B	2,396
Class C	1,092
Net Asset Value Per Share:
Class A	$8.81
Class B	8.41
Class C	8.40
Maximum Offering Price Per Share (a):
Class A	$9.32

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$16
Dividends	3,968
Income from loaned securities–net	25
Less withholding taxes on foreign dividends	(413)
3,596
Expenses:
Management and advisory fees	2,040
Transfer agent fees:
Class A	198
Class B	2
Class C	–
Class C2	5
Class M	3
Printing and shareholder reports	30
Custody fees	281
Administration fees	35
Legal fees	8
Audit and accounting fees	25
Trustees fees	14
Registration fees:
Class A	41
Class B	–
Class C	11
Class C2	1
Class M	1
Other	13
Distribution and service fees:
Class A	661
Class B	212
Class C	31
Class C2	37
Class M	26
Total expenses	3,675
Reimbursement of class expenses:
Class C	(3)
Net expenses	3,672
Net Investment Income (Loss)	(76)
Net Realized Gain (Loss) from:
Investment securities	17,792
Foreign currency transactions	(1,636)
16,156
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	4,501
Translation of assets and liabilities denominated in foreign currencies	5
4,506
Net Gain (Loss) on Investments and Foreign Currency Transactions	20,662
Net Increase (Decrease) in Net Assets Resulting from Operations	$20,586

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX American Century International

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(76)	$37
Net realized gain (loss) from investment securities and foreign currency transactions	16,156	(8,282)
Net unrealized appreciation (depreciation) on investment securities and foreign currency transactions	4,506	27,819
	20,586	19,574
Distributions to Shareholders:
From net investment income:
Class A	(410)	–
Class B	(47)	–
Class C	(2)	–
Class C2	(12)	–
Class M	(7)	–
	(478)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	43,204	166,990
Class B	2,535	6,031
Class C	920	499
Class C2	476	3,919
Class M	358	1,197
	47,493	178,636
Proceeds from fund acquisition:
Class A	–	11,819
Class B	–	15,256
Class C	–	43
Class C2	–	5,043
Class M	–	2,412
	–	34,573
Dividends and distributions reinvested:
Class A	409	–
Class B	44	–
Class C	2	–
Class C2	11	–
Class M	7	–
	473	–
Cost of shares redeemed:
Class A	(25,540)	(63,205)
Class B	(5,662)	(5,349)
Class C	(842)	(119)
Class C2	(1,501)	(2,519)
Class M	(879)	(770)
	(34,424)	(71,962)
Class level exchanges:
Class C	8,249	–
Class C2	(5,368)	–
Class M	(2,881)	–
	–	–
Automatic conversions:
Class A	9	–
Class B	(9)	–
	–	–
	13,542	141,247
Net increase (decrease) in net assets	33,650	160,821

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	183,277	22,456
End of year	$216,927	$183,277
Accumulated Net Investment Income (Loss)	$229	$(2)
Share Activity:
Shares issued:
Class A	5,293	24,009
Class B	308	332
Class C	112	84
Class C2	58	134
Class M	43	18
	5,814	24,577
Shares issued on fund acquisition:
Class A	–	1,824
Class B	–	2,449
Class C	–	7
Class C2	–	809
Class M	–	387
	–	5,476
Shares issued–reinvested from distributions:
Class A	47	–
Class B	5	–
Class C2	1	–
Class M	1	–
	54	–
Shares redeemed:
Class A	(2,998)	(9,020)
Class B	(698)	(787)
Class C	(103)	(17)
Class C2	(183)	(369)
Class M	(105)	(113)
	(4,087)	(10,306)
Class level exchanges:
Class C	1,009	–
Class C2	(654)	–
Class M	(353)	–
	2	–
Automatic conversions:
Class A	1	–
Class B	(1)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	2,343	16,813
Class B	(386)	1,994
Class C	1,018	74
Class C2	(778)	574
Class M	(414)	292
	1,783	19,747

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX American Century International

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$8.03	$–	$0.80	$0.80	$(0.02)	$–	$(0.02)	$8.81
	10/31/2003	7.00	0.02	1.01	1.03	–	–	–	8.03
	10/31/2002	8.38	0.01	(1.39)	(1.38)	–	–	–	7.00
	10/31/2001	12.76	0.05	(3.05)	(3.00)	–	(1.38)	(1.38)	8.38
	10/31/2000	12.85	0.05	0.35	0.40	–	(0.49)	(0.49)	12.76
Class B	10/31/2004	7.70	(0.04)	0.77	0.73	(0.02)	–	(0.02)	8.41
	10/31/2003	6.76	(0.03)	0.97	0.94	–	–	–	7.70
	10/31/2002	8.15	(0.04)	(1.35)	(1.39)	–	–	–	6.76
	10/31/2001	12.53	(0.02)	(2.98)	(3.00)	–	(1.38)	(1.38)	8.15
	10/31/2000	12.70	(0.03)	0.35	0.32	–	(0.49)	(0.49)	12.53
Class C	10/31/2004	7.70	(0.09)	0.81	0.72	(0.02)	–	(0.02)	8.40
	10/31/2003	6.73	(0.03)	1.00	0.97	–	–	–	7.70

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.95%	$187,608	1.59%	1.59%	(0.05)%	159%
	10/31/2003	14.71	152,086	1.78	2.39	0.23	220
	10/31/2002	(16.49)	14,921	1.87	3.68	0.22	241
	10/31/2001	(26.43)	5,209	1.55	2.77	0.47	129
	10/31/2000	2.74	6,977	1.62	3.56	0.09	108
Class B	10/31/2004	9.46	20,153	2.09	2.09	(0.46)	159
	10/31/2003	13.91	21,421	2.44	3.05	(0.42)	220
	10/31/2002	(17.09)	5,328	2.52	4.33	(0.43)	241
	10/31/2001	(26.96)	5,003	2.20	3.42	(0.18)	129
	10/31/2000	2.09	4,407	2.27	4.21	(0.56)	108
Class C	10/31/2004	9.33	9,166	2.40	2.49	(1.07)	159
	10/31/2003	14.41	568	2.44	3.04	(0.42)	220

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX American Century International ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on February 1, 1997.

On March 1, 2004, the Fund changed its name from IDEX American Century International to TA IDEX American Century International.

On March 1, 2003, the Fund acquired all the net assets of IDEX Gabelli Global Growth pursuant to a plan of reorganization approved by shareholders of IDEX Gabelli Growth on February 12, 2003. The acquisition was accomplished by a tax-free exchange of 5,476 shares of the Fund for the 6,190 shares of IDEX Gabelli Growth outstanding on February 28, 2003. IDEX Gabelli Global Growth's net assets at that date ($34,573), including ($10,073) of unrealized depreciation, were combined with those of the Fund. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	1,824	$11,819
Class B	2,449	15,256
Class C	7	43
Class C2	809	5,043
Class M	387	2,412
		$34,573

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $11 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e.: through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Growth Portfolio	$49,765	23%
TA IDEX Asset Allocation– Moderate Growth Portfolio	88,854	41%
TA IDEX Asset Allocation– Moderate Portfolio	35,186	16%
Total	$173,805	80%

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

1.00% of the first $50 million of ANA
0.95% of the next $100 million of ANA
0.90% of the next $350 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$473	10/31/2006

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

Reimbursement Fiscal Year 2004	Available for of Class Expenses	Recapture Through
Class C	3	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$245
Retained by Underwriter	9
Contingent Deferred Sales Charge	70

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $35 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $208 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$354,768
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	341,689
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, passive foreign investment companies and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2)
Undistributed net investment income (loss)	785
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(783)

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$7,221	October 31, 2009
4,182	October 31, 2010
8,018	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $14,986. The capital loss carryforward was limited due to capital loss carryforward limitations related to fund acquisitions.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$478
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$937
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(19,421)
Net Unrealized Appreciation (Depreciation)	$20,787	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$196,684
Unrealized Appreciation	$20,774
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$20,774

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX American Century International

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX American Century International (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX American Century International

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2004, the Fund designated $331 of qualified dividend income.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
81.95%	2.71%	15.34%

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX American Century Large Company Value

MARKET ENVIRONMENT

The major U.S. stock indices posted single-digit returns for the fiscal year ended October 31, 2004. Early on, the major indices jumped 10% to levels not seen since 2001. They were boosted by corporate earnings that reached 10-year highs in the fourth quarter of 2003 as the government reported strong economic growth and low inflation. But stock market gains eroded as the price of crude oil jumped 78% to $51.78 a barrel, short-term interest rates climbed, and the annual real rate of economic growth slipped from 8.2% in the third quarter of 2003 to 3.3% and 3.7%, respectively, in the second and third quarters of 2004.

In that environment, we remained true to our discipline of seeking fundamentally sound businesses that, because of transitory issues, are selling at prices we believe are below fair market value. Our investment process led us into each corner of the market, and TA IDEX American Century Large Company Value received positive contributions from all ten sectors in which it was invested.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX American Century Large Company Value, Class A returned 12.38%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, returned 9.41%.

STRATEGY REVIEW

Energy: The Strongest Finish-Investments in the energy sector provided the greatest contribution to performance during the fiscal year. Anxiety over the tightening oil supply was generated by the increase in global demand, the continued conflict in Iraq in addition to the political turbulence in Nigeria, Africa's top oil exporter. These factors were powerful catalysts that sent oil prices to record highs and underpinned gains for major oil and gas companies. Though nearly all of our holdings advanced, ChevronTexaco Corporation ranked among the portfolio's top stocks. Exxon Mobil Corporation and Sunoco, Inc. also made substantial contributions.

Financials Provide Lift-The financials sector, our largest single stake on average, provided considerable lift. Much of this position was devoted to commercial banks, which produced a number of top contributors, including Bank of America Corporation and Wells Fargo & Company. Insurance companies also added value overall, and in that group, Fidelity National Financial, Inc. was a noteworthy name. However, late in the period, several companies in this industry came under regulatory and legal scrutiny, and some of our holdings were swept lower in the ensuing sell-off. Marsh & McLennan Companies, Inc. ranked among the portfolio's top-detracting stocks.

Consumer Stocks: Another Bright Spot-TA IDEX American Century Large Company Value's interest in the consumer discretionary sector also delivered a significant contribution to performance. Media companies were the strongest performers. One success from that group was The Walt Disney Company ("Disney"), which benefited from growth in each of its business segments. During the period, Disney enjoyed a 32% increase in revenues from its parks and resorts division driven by higher attendance and occupancy at Walt Disney World. Strength in its cable networks, including ESPN and The Disney Channel, also bolstered Disney's overall results.

Utilities Add Value-Our bottom-up strategy led us to select companies in the utilities sector. Electric utilities paced gains in the group, and Exelon Corporation and Edison International finished among the top contributors for the period.

Some Setbacks-Despite positive contributions overall from each of our sector positions, there were individual setbacks along the way, and some of our holdings retreated in this otherwise upbeat environment. One that fell short was Intel Corporation, the world's largest chipmaker, which reported second- and third-quarter earnings that were robust but slightly below forecasts. Hewlett-Packard Company also detracted during the period.

We will remain focused on our discipline of searching for large, fundamentally sound businesses that, for temporary reasons, are selling at a discount to what we believe are fair market values.

Mark Mallon

Charles A. Ritter

Brendan Healy, CFA

Co-Fund Managers

American Century Investment Management, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX American Century Large Company Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	12.38%	0.46%	3/1/00
Class A (POP)	6.19%	(0.75)%	3/1/00
S&P 500[1]	9.41%	(2.51)%	3/1/00
Class B (NAV)	11.54%	(0.23)%	3/1/00
Class B (POP)	6.54%	(0.44)%	3/1/00
Class C (NAV)	11.38%	16.42%	11/11/02
Class C (POP)	10.38%	16.42%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX American Century Large Company Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,042.70	1.50%	$7.70
Hypothetical (b)	1,000.00	1,017.60	1.50	7.61
Class B
Actual	1,000.00	1,039.60	2.16	11.07
Hypothetical (b)	1,000.00	1,014.28	2.16	10.94
Class C
Actual	1,000.00	1,037.00	2.51	12.85
Hypothetical (b)	1,000.00	1,012.52	2.51	12.70

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.6%)
Aerospace (0.7%)
Boeing Co. (The)	25,000	$1,247
Amusement & Recreation Services (0.6%)
Harrah's Entertainment, Inc.	20,300	1,188
Apparel & Accessory Stores (0.6%)
Ltd. Brands	46,800	1,160
Apparel Products (1.4%)
Liz Claiborne, Inc.	30,900	1,263
VF Corp.	23,000	1,238
Automotive (1.7%)
General Motors Corp. (a)	22,700	875
Lear Corp.	19,700	1,062
Toyota Motor Corp., Sponsored ADR	14,200	1,102
Beverages (1.7%)
Adolph Coors Co.–Class B	13,400	894
Coca-Cola Co. (The)	26,900	1,094
Pepsi Bottling Group, Inc.	43,800	1,228
Chemicals & Allied Products (1.2%)
PPG Industries, Inc.	34,400	2,193
Commercial Banks (17.4%)
Bank of America Corp.	133,600	5,984
Citigroup, Inc.	188,400	8,359
JPMorgan Chase & Co.	80,100	3,092
KeyCorp (a)	43,800	1,471
National City Corp.	53,500	2,085
PNC Financial Services Group, Inc.	38,200	1,998
US Bancorp	85,300	2,440
Wachovia Corp.	52,000	2,559
Wells Fargo & Co.	64,600	3,858
Computer & Data Processing Services (3.6%)
Computer Sciences Corp. (b)	33,400	1,659
Electronic Data Systems Corp.	53,700	1,142
Fiserv, Inc. (a)(b)	33,200	1,180
Microsoft Corp.	96,600	2,704
Computer & Office Equipment (2.7%)
Hewlett-Packard Co.	186,600	3,482
International Business Machines Corp.	17,500	1,571
Department Stores (1.6%)
May Department Stores Co. (The) (a)	78,100	2,035
Sears Roebuck & Co. (a)	27,100	948
Drug Stores & Proprietary Stores (0.7%)
CVS Corp.	28,600	1,243

	Shares	Value
Electric Services (1.2%)
PPL Corp.	41,000	$2,132
Electric, Gas & Sanitary Services (2.1%)
Exelon Corp. (a)	68,300	2,706
NiSource, Inc.	50,800	1,090
Electronic & Other Electric Equipment (1.6%)
General Electric Co.	62,400	2,129
Whirlpool Corp. (a)	15,000	881
Electronic Components & Accessories (1.5%)
Intel Corp.	49,400	1,100
Tyco International, Ltd. (a)	54,400	1,695
Environmental Services (0.7%)
Waste Management, Inc.	44,000	1,253
Fabricated Metal Products (0.8%)
Parker Hannifin Corp. (a)	19,700	1,391
Finance (2.0%)
SPDR Trust Series 1 (a)	31,900	3,617
Food & Kindred Products (3.7%)
Altria Group, Inc.	51,000	2,471
HJ Heinz Co.	42,700	1,552
Sara Lee Corp.	52,100	1,213
Unilever NV, ADR	25,700	1,498
Food Stores (0.7%)
Kroger Co. (b)	83,200	1,257
Health Services (0.7%)
HCA, Inc.	33,100	1,216
Industrial Machinery & Equipment (2.1%)
Black & Decker Corp. (a)	11,200	899
Dover Corp.	30,100	1,182
Ingersoll-Rand Co.–Class A (a)	25,100	1,718
Instruments & Related Products (0.3%)
Snap-On, Inc.	18,000	529
Insurance (4.6%)
Allstate Corp. (The) (a)	50,800	2,443
American International Group, Inc.	29,900	1,815
Cigna Corp.	17,600	1,117
Loews Corp.	33,300	1,995
MGIC Investment Corp. (a)	16,200	1,042
Insurance Agents, Brokers & Service (1.6%)
Hartford Financial Services Group, Inc. (a)	33,800	1,977
Marsh & McLennan Cos., Inc.	32,800	907
Life Insurance (0.8%)
Torchmark Corp.	26,800	1,448

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Lumber & Wood Products (1.3%)
Weyerhaeuser Co.	37,100	$2,324
Medical Instruments & Supplies (0.8%)
Baxter International, Inc.	50,400	1,550
Motion Pictures (1.6%)
Blockbuster, Inc.–Calss B (b)	46,400	301
Time Warner, Inc. (b)	154,100	2,564
Petroleum Refining (10.1%)
ChevronTexaco Corp.	62,300	3,306
ConocoPhillips	33,100	2,791
Exxon Mobil Corp.	153,600	7,560
Royal Dutch Petroleum Co., NY Shares (a)	88,800	4,817
Pharmaceuticals (4.1%)
Abbott Laboratories	49,200	2,097
AmerisourceBergen Corp. (a)	22,200	1,222
Bristol-Myers Squibb Co.	69,900	1,638
Johnson & Johnson	35,700	2,084
Merck & Co., Inc.	15,000	470
Primary Metal Industries (1.5%)
Alcoa, Inc.	48,000	1,560
Nucor Corp. (a)	26,900	1,136
Printing & Publishing (1.6%)
Gannett Co., Inc.	22,300	1,850
RR Donnelley & Sons Co.	37,700	1,186
Restaurants (1.4%)
McDonald's Corp.	89,300	2,603
Rubber & Misc. Plastic Products (1.2%)
Newell Rubbermaid, Inc. (a)	60,700	1,309
Reebok International, Ltd. (a)	24,500	906
Savings Institutions (1.3%)
Washington Mutual, Inc.	62,400	2,415
Security & Commodity Brokers (2.7%)
Merrill Lynch & Co., Inc.	48,400	2,611
Morgan Stanley	47,800	2,442
Telecommunications (5.9%)
Alltel Corp.	27,400	1,505
AT&T Corp. (a)(c)	40,000	684
BellSouth Corp. (a)	69,600	1,856
SBC Communications, Inc.	96,700	2,443
Sprint Corp.–FON Group	85,500	1,791
Verizon Communications, Inc.	32,700	1,279
Vodafone Group PLC, Sponsored ADR	49,100	1,266
U.S. Government Agencies (3.8%)
Freddie Mac	104,900	6,986
Total Common Stocks (cost: $170,390)		175,179

	Principal	Value
SECURITY LENDING COLLATERAL (17.6%)
Debt (16.4%)
Bank Notes (3.2%)
Bank of America 1.77%, due 12/03/2004	$1,574	$1,574
1.88%, due 12/23/2004	525	525
1.77%, due 01/18/2005	1,049	1,049
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	2,361	2,361
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	262	262
Commercial Paper (1.7%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	781	781
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	262	262
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	783	783
1.75%, due 11/10/2004	1,049	1,049
Galaxy Funding 144A 1.88%, due 11/22/2004	262	262
Euro Dollar Terms (7.6%)
Bank of Montreal 1.88%, due 11/24/2004	2,485	2,485
BNP Paribas 1.77%, due 11/10/2004	1,312	1,312
1.80%, due 11/23/2004	1,050	1,050
1.98%, due 12/27/2004	1,050	1,050
Calyon 1.70%, due 11/24/2004	139	139
Citigroup 2.06%, due 01/25/2005	2,624	2,624
Den Danske Bank 1.82%, due 11/19/2004	1,312	1,312
Dexia Group 2.04%, due 01/21/2005	609	609
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	525	525
Royal Bank of Scotland 2.01%, due 01/20/2005	1,050	1,050
Toronto Dominion Bank 1.70%, due 11/08/2004	525	525
Wells Fargo 1.87%, due 11/22/2004	1,312	1,312

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (1.6%)
Goldman Sachs Group Inc.
1.90%, due 12/29/2004	$1,102	$1,102
1.88%, due 01/27/2005	1,837	1,837
Repurchase Agreements (2.3%)
Merrill Lynch & Co. (c)
1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $4,198 on 11/1/2004	4,198	4,198

	Shares	Value
Investment Companies (1.2%)
Money Market Funds (1.2%)
Merrill Lynch Premier Institutional Fund
1-day yield of 1.71%	1,290,782	$1,291
Merrimac Cash Fund, Premium Class
1-day yield of 1.46%	944,580	945
Total Security Lending Collateral (cost: $32,274)		32,274
Total Investment Securities (cost: $202,664)		$207,453
SUMMARY:
Investments, at value	113.2%	$207,453
Liabilities in excess of other assets	(13.2)%	(24,152)
Net assets	100.0%	$183,301

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $31,307.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $4,296, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $2,356 or 1.29% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX American Century Large Company Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $202,664) (including securities loaned of $31,307)	$207,453
Cash	11,278
Receivables:
Shares of beneficial interest sold	911
Interest	13
Dividends	344
Dividend reclaims receivable	2
Other	2
220,003
Liabilities:
Investment securities purchased	4,022
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	56
Management and advisory fees	164
Distribution fees	65
Transfer agent fees	46
Payable for collateral for securities on loan	32,274
Other	75
36,702
Net Assets	$183,301
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$180,988
Undistributed net investment income (loss)	539
Accumulated net realized gain (loss) from investment securities and futures contracts	(3,014)
Net unrealized appreciation (depreciation) on investment securities	4,788
Net Assets	$183,301
Net Assets by Class:
Class A	$157,103
Class B	18,612
Class C	7,586
Shares Outstanding:
Class A	15,410
Class B	1,884
Class C	769
Net Asset Value Per Share:
Class A	$10.20
Class B	9.88
Class C	9.86
Maximum Offering Price Per Share (a):
Class A	$10.79

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$26
Dividends	1,995
Income from loaned securities–net	13
Less withholding taxes on foreign dividends	(17)
2,017
Expenses:
Management and advisory fees	683
Transfer agent fees:
Class A	78
Class B	27
Class C	5
Class C2	6
Class M	3
Printing and shareholder reports	14
Custody fees	49
Administration fees	17
Legal fees	2
Audit and accounting fees	11
Trustees fees	3
Registration fees:
Class A	42
Class B	8
Class C	14
Class C2	2
Class M	2
Other	2
Distribution and service fees:
Class A	174
Class B	187
Class C	34
Class C2	34
Class M	17
Total expenses	1,414
Less:
Reimbursement of class expenses:
Class C	(1)
Net expenses	1,413
Net Investment Income (Loss)	604
Net Realized Gain (Loss) from:
Investment securities	4,608
Futures contracts	9
4,617
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	2,677
Futures contracts	(6)
2,671
Net Gain (Loss) on Investments and Futures Contracts	7,288
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,892

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX American Century Large Company Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$604	$16
Net realized gain (loss) from investment securities and futures contracts	4,617	(2,307)
Net unrealized appreciation (depreciation) on investment securities and futures contracts	2,671	7,571
	7,892	5,280
Distributions to Shareholders:
From net investment income:
Class A	(39)	–
Class B	(27)	–
Class C	(2)	–
Class C2	(8)	–
Class M	(3)	–
	(79)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	147,090	3,664
Class B	3,766	4,673
Class C	1,077	1,169
Class C2	427	1,954
Class M	269	333
	152,629	11,793
Dividends and distributions reinvested:
Class A	38	–
Class B	25	–
Class C	1	–
Class C2	7	–
Class M	3	–
	74	–
Cost of shares redeemed:
Class A	(3,949)	(4,031)
Class B	(4,402)	(4,466)
Class C	(2,320)	(17)
Class C2	(1,018)	(1,462)
Class M	(674)	(1,030)
	(12,363)	(11,006)
Class level exchanges:
Class C	7,377	–
Class C2	(5,388)	–
Class M	(1,989)	–
	–	–
Automatic conversions:
Class A	10	–
Class B	(10)	–
	–	–
	140,340	787
Net increase (decrease) in net assets	148,153	6,067

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	35,148	29,081
End of year	$183,301	$35,148
Undistributed Net Investment Income (Loss)	$539	$15
Share Activity:
Shares issued:
Class A	14,819	445
Class B	396	576
Class C	112	141
Class C2	45	243
Class M	28	42
	15,400	1,447
Shares issued–reinvested from distributions:
Class A	4	–
Class B	3	–
Class C	–	–
Class C2	1	–
Class M	–	–
	8	–
Shares redeemed:
Class A	(403)	(503)
Class B	(459)	(580)
Class C	(243)	(2)
Class C2	(109)	(193)
Class M	(71)	(134)
	(1,285)	(1,412)
Class level exchanges:
Class C	761	–
Class C2	(557)	–
Class M	(203)	–
	1	–
Automatic conversions:
Class A	1	–
Class B	(1)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	14,421	(58)
Class B	(61)	(4)
Class C	630	139
Class C2	(620)	50
Class M	(246)	(92)
	14,124	35

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX American Century Large Company Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$9.09	$0.11	$1.01	$1.12	$(0.01)	$–	$(0.01)	$10.20
	10/31/2003	7.55	0.04	1.50	1.54	–	–	–	9.09
	10/31/2002	8.79	0.01	(1.25)	(1.24)	–	–	–	7.55
	10/31/2001	10.83	(0.03)	(2.01)	(2.04)	–	–	–	8.79
	10/31/2000	10.00	–	0.83	0.83	–	–	–	10.83
Class B	10/31/2004	8.87	0.02	1.00	1.02	(0.01)	–	(0.01)	9.88
	10/31/2003	7.41	(0.01)	1.47	1.46	–	–	–	8.87
	10/31/2002	8.69	(0.05)	(1.23)	(1.28)	–	–	–	7.41
	10/31/2001	10.79	(0.10)	(2.00)	(2.10)	–	–	–	8.69
	10/31/2000	10.00	(0.04)	0.83	0.79	–	–	–	10.79
Class C	10/31/2004	8.87	–	1.00	1.00	(0.01)	–	(0.01)	9.86
	10/31/2003	7.32	(0.01)	1.56	1.55	–	–	–	8.87

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	12.38%	$157,103	1.54%	1.54%	1.11%	61%
	10/31/2003	20.40	8,988	1.85	2.56	0.53	76
	10/31/2002	(14.15)	7,908	1.80	2.43	0.09	161
	10/31/2001	(18.80)	5,183	1.55	2.49	(0.28)	113
	10/31/2000	8.30	2,974	1.55	6.85	(0.42)	111
Class B	10/31/2004	11.54	18,612	2.32	2.32	0.20	61
	10/31/2003	19.70	17,245	2.50	3.21	(0.12)	76
	10/31/2002	(14.76)	14,446	2.45	3.08	(0.56)	161
	10/31/2001	(19.41)	11,623	2.20	3.14	(0.93)	113
	10/31/2000	7.86	3,635	2.20	7.50	(1.07)	111
Class C	10/31/2004	11.38	7,586	2.50	2.54	0.04	61
	10/31/2003	21.17	1,230	2.50	3.21	(0.12)	76

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX American Century Large Company Value ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX American Century Large Company Value ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2000.

On March 1, 2004, the Fund changed its name from IDEX American Century Income and Growth to TA IDEX American Century Large Company Value.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally

4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment Companies are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $5 of program income for its services. When the Fund makes a security loan, it receives cash collateral as

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (ie: through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$15,597	9%
TA IDEX Asset Allocation-Moderate Growth Portfolio	86,801	47%
TA IDEX Asset Allocation-Moderate Portfolio	44,307	24%
Total	$146,705	80%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.90% of the first $100 million of ANA
0.85% of the next $150 million of ANA
0.80% of ANA over $250 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.50% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	207	10/31/2006

There were no amounts recaptured during the fiscal year ended October 31, 2004.

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2004 Class C	1	10/31/07

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$211
Retained by Underwriter	8
Contingent Deferred Sales Charge	54

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $17 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $119 for the year ended October 31, 2004.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$179,748
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	46,731
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Undistributed net investment income (loss)	$(1)
Accumulated net realized gain (loss) from investment securities and futures contracts	1

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$79
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributable Ordinary Income	$539
Undistributable Long-term Capital Gains	$–
Capital Loss Carryforward	$2,425
Net Unrealized Appreciation (Depreciation)	$4,202

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$2,425	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $4,267.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis $	203,251
Unrealized Appreciation	$7,306
Unrealized (Depreciation)	(3,104)
Net Unrealized Appreciation (Depreciation)	$4,202

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX American Century Large Company Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX American Century Large Company Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX American Century Large Company Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2004, the Fund designated $652 as qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
84.63%	6.41%	8.96%

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Asset Allocation–Conservative Portfolio

MARKET ENVIRNONMENT

The last 12 months were a volatile period in the global securities market, but overall provided solid gains to well-diversified investors. Domestic stocks led the way early in the year, continuing to rally off their 2002 lows, but since then the U.S. stock market has been choppy, with little net change.

The markets indecisiveness seemed driven by a profusion of uncertainty. Economic indicators turned mixed over the summer after seeming to point clearly upward in the spring. The presidential election loomed, with the polls offering little clarity as to which candidate might win. Oil prices hovered near historic highs, and the situation in Iraq remained extremely tense. And amid all this, the Federal Reserve Board ("Fed") raised interest rates three times and signaled more hikes would be on the way.

At least the strong gains early in the year persisted through this uncertainty, with the Standard and Poor's 500 Composite Stock Index up 9.41% for the last 12 month period, all of which came in the first five months of the year. The big winners were small-cap stocks, though, with the Standard and Poor's SmallCap 600 up nearly 25%.

Interest rates were surprisingly supportive of equity prices. The dominant perception through March was that slow payroll growth would keep a lid on Fed interest rate hikes, and the Madrid terrorist attacks sparked renewed interest in safe Treasuries among both foreign and U.S. investors. However, a much stronger-than-expected March jobs report was the turning point for the bond market, leading to the first sharp upward spike in interest rates. However, since then bonds pulled off an impressive reversal. Even as the Fed raised short rates three times, long-term yields fell and the yield curve flattened through the summer and fall. Over the 12-month period, the Lehman Brothers Aggregate Bond Index ("LBAB") managed a 5.53% gain, and the equity sensitive Lehman Brothers High Yield Index gained 12.32%.

Many of the same market trends were evident in foreign markets. Gains were well distributed across foreign markets, consistent with the view of an improving world economy. In addition, unhedged foreign funds and indexes were buoyed by generally strong foreign currencies relative to the dollar, with the Morgan Stanley Capital International (EAFE) Index ("MSCI EAFE") up more than 19% converted back into dollar terms.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Asset Allocation–Conservative Portfolio, Class A returned 8.97%. By comparison its benchmark, the LBAB returned 5.53%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

The TA IDEX Asset Allocation–Conservative Portfolio is designed to moderate volatility by investing primarily in fixed income funds and using equity exposure to provide modest growth. Nevertheless, it remains broadly diversified across the financial markets. The portfolio performed well relative to its benchmark and peers, with a 8.97% gain over the last 12 months, landing in the top quartile of Morningstar's Conservative Allocation category, and beating the LBAB by a wide margin.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase the portfolio's exposure to Treasury-Inflation Protected Securities ("TIPS") and large-cap value stocks. TIPS performed especially well for the portfolio, with TA IDEX PIMCO Real Return TIPS up 7.94%.

How did credit quality and duration impact the portfolio?

The portfolio's 55% stake in fixed-income did well due to its exposure to credit-sensitive bonds such as convertibles and high-yield. The best fixed-income performer was the 11.5% stake in TA IDEX Transamerica Convertible Securities, which gained 7.06%. TA IDEX Transamerica Conservative High Yield Bond, amounting to nearly 17% of assets, added a gain of 9.23%. The portfolio also profited substantially from its exposure to inflation-protected securities, as real rates declined more than nominal rates. TA IDEX PIMCO Real Return TIPS , the portfolio's largest holding with nearly 19% of assets managed a 7.94% gain, beating TA IDEX PIMCO Total Return, which amounts to just 5% of assets by over 3%. All three of the portfolio's largest bond holdings, amounting to more than 47% of assets substantially outperformed the LBAG's gain of 5.53% for the period.

Over the course of the year this portfolio's exposure to credit-sensitive bonds was gradually reduced, because that sector has rallied so strongly since late 2002. Instead those assets were directed into TA IDEX PIMCO Real Return TIPS.

Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. TA IDEX Transamerica Small/Mid CapValue added 20.61%; and TA IDEX Clarion Real Estate Securities gained 29.30%. These two winners accounted for 25% of the portfolio's assets invested in equity funds at the end of October.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Asset Allocation–Conservative Portfolio (continued)

Which individual holdings had the greatest negative impact on performance?

The portfolio's international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding and the only pure international investment available in the TA IDEX lineup, gained 9.95% over the last 12 months, though its MSCI EAFE benchmark added 19.27%. As a result of its persistent underperformance, that investment was gradually liquidated over the course of the year, which helped reduce the negative effect of TA IDEX American Century's underperformance to a limited extent.

TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX T. Rowe Price Small Cap were also underperformers for the period. However, since both positions were little more than 1% of total net assets, they did not have a large negative impact on performance.

Which sectors/industries had the greatest impact on performance?

The portfolio had 6% of total assets in TA IDEX Clarion Real Estate Securities, which primarily owns real estate investment trusts ("REITs"). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result the TA IDEX Clarion Real Estate Securities was up 29.30% for the period.

Which countries had the greatest impact on performance?

Because of the poor relative performance of TA IDEX American Century International, over the course of the year the portfolio's foreign exposure was reduced to a minimal level.

Investment Committee

AEGON/Transamerica Fund Advisers, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Asset Allocation–Conservative Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	8.97%	6.65%	3/1/02
Class A (POP)	2.98%	4.41%	3/1/02
LBAB[1]	5.53%	6.24%	3/1/02
Class B (NAV)	8.21%	5.92%	3/1/02
Class B (POP)	3.21%	4.89%	3/1/02
Class C (NAV)	8.26%	12.90%	11/11/02
Class C (POP)	7.26%	12.90%	11/11/02

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Asset Allocation–Conservative Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,040.60	0.31%	$1.59
Hypothetical (b)	1,000.00	1,023.58	0.31	1.58
Class B
Actual	1,000.00	1,037.50	0.94	4.81
Hypothetical (b)	1,000.00	1,020.41	0.94	4.77
Class C
Actual	1,000.00	1,038.00	0.95	4.87
Hypothetical (b)	1,000.00	1,020.36	0.95	4.82

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENT
By Asset Type
At October 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Asset Allocation–Conservative Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) (b)
Agressive Equity (9.7%)
TA IDEX T. Rowe Price Health Sciences	1,377,391	$14,931
TA IDEX T. Rowe Price Small Cap (a)	361,916	3,923
TA IDEX Transamerica Growth Opportunities (a)	973,722	6,436
TA IDEX Transamerica Small/Mid Cap Value	857,673	12,282
Capital Preservation (7.0%)
TA IDEX Transamerica Money Market	27,237,552	27,238
Fixed-Income (56.3%)
TA IDEX PIMCO Real Return TIPS	7,022,512	73,596
TA IDEX PIMCO Total Return	1,937,349	20,304
TA IDEX Transamerica Conservative High-Yield Bond	7,001,361	65,603
TA IDEX Transamerica Convertible Securities	4,068,014	44,748
TA IDEX Transamerica Flexible Income	1,505,620	14,574

	Shares	Value
Growth Equity (19.5%)
TA IDEX American Century Large Company Value	1,529,137	$15,597
TA IDEX Great Companies–TechnologySM (a)	1,985,093	7,543
TA IDEX Janus Growth	223,754	4,824
TA IDEX Salomon All Cap (a)	982,407	14,540
TA IDEX Salomon Investors Value	1,984,685	26,396
TA IDEX T Rowe Price Tax-Efficient Growth	396,771	3,944
TA IDEX Transamerica Equity	398,156	2,966
Speciality–Real Estate (5.9%)
TA IDEX Clarion Real Estate Securities	1,651,983	23,095
World Equity (1.5%)
TA IDEX Templeton Great Companies Global (a)	248,531	5,617
Total Investment Companies (cost: $361,980)		388,157
Total Investment Securities (cost: $361,980)		$388,157
SUMMARY:
Investments, at value	99.9%	$388,157
Other assets in excess of liabilities	0.1%	367
Net assets	100.0%	$388,524

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Asset Allocation–Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated mutual funds, at value (cost: $361,980)	$388,157
Cash	84
Receivables:
Shares of beneficial interest sold	1,457
Other	7
389,705
Liabilities:
Investment securities purchased	84
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	727
Management and advisory fees	66
Distribution fees	157
Transfer agent fees	25
Other	122
1,181
Net Assets	$388,524
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$355,605
Undistributed net investment income (loss)	–
Undistributed accumulated net realized gain (loss) from investment in affiliated mutual funds	6,742
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	26,177
Net Assets	$388,524
Net Assets by Class:
Class A	$99,811
Class B	106,601
Class C	182,112
Shares Outstanding:
Class A	9,017
Class B	9,643
Class C	16,474
Net Asset Value Per Share:
Class A	$11.07
Class B	11.05
Class C	11.05
Maximum Offering Price Per Share (a):
Class A	$11.71

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$2
Dividend income	5
Dividends from affiliated mutual funds	6,038
6,045
Expenses:
Management and advisory fees	328
Transfer agent fees
Class A	64
Class B	81
Class C	105
Class C2	7
Class M	4
Printing and shareholder reports	17
Custody fees	33
Administration fees	50
Legal fees	11
Audit and accounting fees	26
Trustees fees	18
Registration fees
Class A	35
Class B	27
Class C	56
Class C2	4
Class M	2
Other	14
Distribution and service fees:
Class B	634
Class C	880
Class C2	70
Class M	37
Total expenses before recapture of waived expenses	2,503
Recaptured expenses	33
Total expenses	2,536
Net Investment Income (Loss)	3,509
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment in affiliated mutual funds	6,584
Realized gain distributions from investment in affiliated mutual funds	9,938
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated mutual funds	4,037
Net Gain (Loss) on Investment in Affiliated Mutual Funds	20,559
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,068

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Asset Allocation–Conservative Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,509	$1,755
Net realized gain (loss) from investment in affiliated mutual funds	16,522	581
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	4,037	22,911
	24,068	25,247
Distributions to Shareholders:
From net investment income:
Class A	(3,504)	(442)
Class B	(3,870)	(509)
Class C	(5,152)	(228)
Class C2	(672)	(162)
Class M	(306)	(78)
	(13,504)	(1,419)
From net realized gains:
Class A	(137)	–
Class B	(216)	–
Class C	(232)	–
Class C2	(39)	–
Class M	(18)	–
	(642)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	65,052	58,579
Class B	35,549	66,574
Class C	106,542	83,907
Class C2	5,538	10,727
Class M	1,592	3,386
	214,273	223,173
Dividends and distributions reinvested:
Class A	3,046	383
Class B	3,317	420
Class C	3,961	156
Class C2	184	127
Class M	288	69
	10,796	1,155
Cost of shares redeemed:
Class A	(30,060)	(13,815)
Class B	(20,630)	(14,758)
Class C	(40,681)	(6,938)
Class C2	(3,918)	(9,371)
Class M	(2,031)	(2,144)
	(97,320)	(47,026)
Class level exchanges:
Class C	25,151	–
Class C2	(17,719)	–
Class M	(7,432)	–
	–	–

	October 31, 2004	October 31, 2003
Automatic conversions:
Class A	128	–
Class B	(128)	–
	–	–
	127,749	177,302
Net increase (decrease) in net assets	137,671	201,130
Net Assets:
Beginning of year	250,853	49,723
End of year	$388,524	$250,853
Undistributed Net Investment Income (Loss)	$–	$377
Share Activity:
Shares issued:
Class A	5,924	5,870
Class B	3,244	6,893
Class C	9,685	8,469
Class C2	501	1,125
Class M	146	356
	19,500	22,713
Shares issued–reinvested from distributions:
Class A	283	39
Class B	309	43
Class C	369	15
Class C2	17	13
Class M	27	7
	1,005	117
Shares redeemed:
Class A	(2,753)	(1,387)
Class B	(1,882)	(1,484)
Class C	(3,715)	(685)
Class C2	(354)	(949)
Class M	(186)	(220)
	(8,890)	(4,725)
Class level exchanges:
Class C	2,336	–
Class C2	(1,654)	–
Class M	(682)	–
	–	–
Automatic conversions:
Class A	12	–
Class B	(12)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	3,466	4,522
Class B	1,659	5,452
Class C	8,675	7,799
Class C2	(1,490)	189
Class M	(695)	143
	11,615	18,105

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.67	$0.17	$0.77	$0.94	$(0.51)	$(0.03)	$(0.54)	$11.07
	10/31/2003	9.22	0.18	1.47	1.65	(0.20)	–	(0.20)	10.67
	10/31/2002	10.00	0.07	(0.85)	(0.78)	–	–	–	9.22
Class B	10/31/2004	10.66	0.10	0.76	0.86	(0.44)	(0.03)	(0.47)	11.05
	10/31/2003	9.18	0.11	1.47	1.58	(0.10)	–	(0.10)	10.66
	10/31/2002	10.00	0.03	(0.85)	(0.82)	–	–	–	9.18
Class C	10/31/2004	10.66	0.10	0.76	0.86	(0.44)	(0.03)	(0.47)	11.05
	10/31/2003	9.19	0.11	1.46	1.57	(0.10)	–	(0.10)	10.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	8.97%	$99,811	0.29%	0.28%	1.55%	11%
	10/31/2003	18.18	59,250	0.41	0.41	1.80	22
	10/31/2002	(7.80)	9,482	0.45	1.21	1.27	8
Class B	10/31/2004	8.21	106,601	0.92	0.91	0.93	11
	10/31/2003	17.38	85,134	1.06	1.06	1.15	22
	10/31/2002	(8.20)	23,229	1.10	1.86	0.62	8
Class C	10/31/2004	8.26	182,112	0.93	0.92	0.89	11
	10/31/2003	17.25	83,165	1.06	1.06	1.15	22

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any, and includes the recapture of previously waived expenses (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements by the investment adviser and recapture of previously waived expenses.

(g)  TA IDEX Asset Allocation–Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Asset Allocation–Conservative Portfolio ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Asset Allocation–Conservative Portfolio to TA IDEX Asset Allocation–Conservative Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date. Dividend income is recorded on the ex-dividend date, dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated companies.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total fund expenses fall below the annual expense limitations agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

	Expense Recaptured by Advisor	Increase in Total Expenses to Average Net Assets
Recaptured in 2004	$33	0.01%

There are no other expenses subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%
Class C2	0.65%
Class M	0.55%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$9,208
Retained by Underwriter	459
Contingent Deferred Sales Charge	481

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $50 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $261 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $6. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$164,025
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	35,117
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclass from mutual funds.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of

Transamerica IDEX Mutual Funds

beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$–
Undistributed net investment income (loss)	9,618
Undistributed net realized gain (loss) from investment in affiliated mutual funds	(9,618)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,419
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	14,141
Long-term capital gain	5

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$2,018
Undistributed Long-term Capital Gains	$4,825
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$26,076

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$362,081
Unrealized Appreciation	$26,342
Unrealized (Depreciation)	(266)
Net Unrealized Appreciation (Depreciation)	$26,076

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Annual Report 2004

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Conservative Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Conservative Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Asset Allocation–Conservative Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5 for the year ended October 31, 2004.

For dividends paid during the year ended October 31, 2004, the Fund designates qualified dividend income to the maximum extent allowable.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
81.40%	4.51%	14.09%

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Asset Allocation–Growth Portfolio

MARKET ENVIRONMENT

The last 12 months were a volatile period in the global securities market, but overall provided solid gains to well-diversified investors. Domestic stocks led the way early in the year, continuing to rally off their 2002 lows, but since then the U.S. stock market has been choppy, with little net change.

The markets indecisiveness seemed driven by a profusion of uncertainty. Economic indicators turned mixed over the summer after seeming to point clearly upward in the spring. The presidential election loomed, with the polls offering little clarity as to which candidate might win. Oil prices hovered near historic highs, and the situation in Iraq remained extremely tense. And amid all this, the Federal Reserve Board ("Fed") raised interest rates three times and signaled more hikes would be on the way.

At least the strong gains early in the year persisted through this uncertainty, with the Standard and Poor's 500 Composite Stock Index up 9.41% for the last 12 month period, all of which came in the first five months of the year. The big winners were small-cap stocks, though, with the Standard and Poor's SmallCap 600 up nearly 25%.

Interest rates were surprisingly supportive of equity prices. The dominant perception through March was that slow payroll growth would keep a lid on Fed interest rate hikes, and the Madrid terrorist attacks sparked renewed interest in safe Treasuries among both foreign and U.S. investors. However, a much stronger-than-expected March jobs report was the turning point for the bond market, leading to the first sharp upward spike in interest rates. However, since then bonds pulled off an impressive reversal. Even as the Fed raised short rates three times, long-term yields fell and the yield curve flattened through the summer and fall. Over the 12-month period, the Lehman Brothers Aggregate Bond Index managed a 5.53% gain, and the equity sensitive Lehman Brothers High Yield Index gained 12.32%.

Many of the same market trends were evident in foreign markets. Gains were well distributed across foreign markets, consistent with the view of an improving world economy. In addition, unhedged foreign funds and indexes were buoyed by generally strong foreign currencies relative to the dollar, with the Morgan Stanley Capital International (EAFE) Index ("MSCI EAFE") up 19.27% converted back into dollar terms.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Asset Allocation – Growth Portfolio, Class A returned 9.57%. By comparison its benchmark, the Dow Jones Wilshire 5000 Total Market Index, returned 8.26%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across the equity market, which was the source of the portfolio's strong relative performance. The portfolio performed well relative to both its benchmark and peers. The portfolio was up 9.47% over the last 12 months, versus 8.26% for the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000). Moreover it landed in the top quartile of Morningstar's Large Blend category.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase its exposure to large-cap stocks.

Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. TA IDEX Transamerica Small/Mid Cap Value added 20.61%; and TA IDEX Clarion Real Estate Securities gained 29.30%. These two winners accounted for more than 16% of the portfolio's total net assets at the end of October.

Which individual holdings had the greatest negative impact on performance?

The portfolio's international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding and the only pure international investment available in the TA IDEX lineup, gained 9.95% over the last 12 months, though its MSCI EAFE benchmark added 19.27%. As a result of the its persistent underperformance, that investment was gradually reduced over the course of the year to 7.2% of assets at the end of October, which helped reduce the negative effect of TA IDEX American Century International's underperformance to a limited extent.

TA IDEX Salomon All Cap, the largest equity holding in the lineup at 16.7% of assets, underperformed the S&P 500 by almost 3.5%. TA IDEX T. Rowe Price Small Cap underperformed by over 6.0% for the period. It had a bit more than 5% of total net assets.

Which sectors/industries had the greatest impact on performance?

The portfolio had 1.4% of total assets in TA IDEX Clarion Real Estate Securities, which primarily owns real estate investment trusts ("REITs"). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result TA IDEX Clarion Real Estate Securities was up 29.30% for the period.

The greatest negative impact on performance was from the technology sector. TA IDEX Great Companies-TechnologySM, 4% weight in the portfolio, gained 5.26% for the year, while the S&P 500 added 9.41%.

Which countries had the greatest impact on performance?

Because of the poor relative performance of TA IDEX American Century International, over the course of the year the portfolio's foreign exposure was reduced to significantly below its target level. The largest international exposure of the fund was to the eurozone.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX Asset Allocation–Growth Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	9.47%	2.74%	3/1/02
Class A (POP)	3.45%	0.59%	3/1/02
DJ Wilshire 5000[1]	8.26%	2.61%	3/1/02
Class B (NAV)	8.96%	2.14%	3/1/02
Class B (POP)	3.96%	1.04%	3/1/02
Class C (NAV)	8.86%	16.26%	11/11/02
Class C (POP)	7.86%	16.26%	11/11/02

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Asset Allocation–Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,016.10	0.56%	$2.84
Hypothetical (b)	1,000.00	1,022.32	0.56	2.85
Class B
Actual	1,000.00	1,014.40	1.17	5.92
Hypothetical (b)	1,000.00	1,019.25	1.17	5.94
Class C
Actual	1,000.00	1,013.40	1.06	5.36
Hypothetical (b)	1,000.00	1,019.81	1.06	5.38

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Asset Allocation–Growth Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (99.7%) (b)
Agressive Equity (32.7%)
TA IDEX T. Rowe Price Health Sciences	2,997,678	$32,495
TA IDEX T. Rowe Price Small Cap (a)	3,552,855	38,513
TA IDEX Transamerica Growth Opportunities (a)	7,336,464	48,494
TA IDEX Transamerica Small/Mid Cap Value	7,395,731	105,907
Growth Equity (48.4%)
TA IDEX Great Companies–Technology (a)	7,797,471	29,630
TA IDEX Janus Growth	1,782,751	38,436
TA IDEX Salomon All Cap (a)	7,742,907	114,595
TA IDEX Salomon Investors Value	8,167,581	108,629
TA IDEX Transamerica Equity	5,685,211	42,355

	Shares	Value
Investment Companies (13.3%)
TA IDEX American Century International	5,648,732	$49,765
TA IDEX Jennison Growth (a)	4,361,082	41,518
Speciality–Real Estate (1.4%)
TA IDEX Clarion Real Estate Securities	683,824	9,560
World Equity (3.9%)
TA IDEX Templeton Great Companies Global (a)	1,194,522	26,996
Total Investment Companies (cost: $637,735)		686,893
Total Investment Securities (cost: $637,735)		$686,893
SUMMARY:
Investments, at value	99.7%	686,893
Other assets in excess of liabilities	0.3%	2,317
Net assets	100.0%	$689,210

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  The Fund invests its assets in Class A shares of the underlying IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Asset Allocation–Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated mutual funds, at value (cost: $637,735)	$686,893
Cash	599
Receivables:
Shares of beneficial interest sold	3,760
Interest	1
Other	7
691,260
Liabilities:
Investment securities purchased	599
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	493
Management and advisory fees	360
Distribution fees	280
Transfer agent fees	198
Other	120
2,050
Net Assets	$689,210
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$633,179
Undistributed net investment income (loss)	3,077
Accumulated net realized gain (loss) from investment in affiliated mutual funds	3,796
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	49,158
Net Assets	$689,210
Net Assets by Class:
Class A	$171,708
Class B	160,959
Class C	356,543
Shares Outstanding:
Class A	15,971
Class B	15,232
Class C	33,723
Net Asset Value Per Share:
Class A	$10.75
Class B	10.57
Class C	10.57
Maximum Offering Price Per Share (a):
Class A	$11.38

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$5
Dividends from affiliated mutual funds	1,158
1,163
Expenses:
Management and advisory fees	522
Transfer agent fees
Class A	240
Class B	234
Class C	287
Class C2	5
Class M	6
Printing and shareholder reports	38
Custody fees	39
Administration fees	78
Legal fees	15
Audit and accounting fees	26
Trustees fees	27
Registration fees
Class A	46
Class B	32
Class C	69
Class C2	2
Class M	3
Other	16
Distribution and service fees:
Class B	857
Class C	1,640
Class C2	55
Class M	44
Total expenses before recapture of waived expenses	4,281
Recaptured Expenses	279
Net expenses	4,560
Net Investment Income (Loss)	(3,397)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment in affiliated mutual funds	39
Realized gain distributions from investment in affiliated mutual funds	11,178
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated mutual funds	23,549
Net Gain (Loss) on Investments in Affiliated Mutual Funds	34,766
Net Increase (Decrease) in Net Assets Resulting from Operations	$31,369

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Asset Allocation–Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(3,397)	$(848)
Net realized gain (loss) from investment in affiliated mutual funds	11,217	(298)
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	23,549	28,567
	31,369	27,421
Capital Share Transactions:
Proceeds from shares sold:
Class A	132,291	45,941
Class B	84,889	65,588
Class C	228,642	110,485
Class C2	6,081	6,479
Class M	2,709	3,340
	454,612	231,833
Cost of shares redeemed:
Class A	(23,172)	(4,869)
Class B	(14,563)	(3,326)
Class C	(28,450)	(2,504)
Class C2	(3,211)	(4,559)
Class M	(1,183)	(1,359)
	(70,579)	(16,617)
Class level exchanges:
Class C	25,301	–
Class C2	(15,616)	–
Class M	(9,685)	–
	–	–
Automatic conversions:
Class A	69	–
Class B	(69)	–
	–	–
	384,033	215,216
Net increase (decrease) in net assets	415,402	242,637
Net Assets:
Beginning of year	273,808	31,171
End of year	$689,210	$273,808
Undistributed Net Investment Income (Loss)	$3,077	$–

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	12,550	5,117
Class B	8,165	7,537
Class C	22,002	12,323
Class C2	585	752
Class M	261	389
	43,563	26,118
Shares redeemed:
Class A	(2,207)	(548)
Class B	(1,402)	(384)
Class C	(2,738)	(281)
Class C2	(305)	(550)
Class M	(114)	(164)
	(6,766)	(1,927)
Class level exchanges:
Class C	2,417	–
Class C2	(1,487)	–
Class M	(928)	–
	2	–
Automatic conversions:
Class A	6	–
Class B	(6)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	10,349	4,569
Class B	6,757	7,153
Class C	21,681	12,042
Class C2	(1,207)	202
Class M	(781)	225
	36,799	24,191

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$9.82	$(0.02)	$0.95	$0.93	$–	$–	$–	$10.75
	10/31/2003	7.95	(0.03)	1.90	1.87	–	–	–	9.82
	10/31/2002	10.00	(0.02)	(2.03)	(2.05)	–	–	–	7.95
Class B	10/31/2004	9.71	(0.09)	0.95	0.86	–	–	–	10.57
	10/31/2003	7.91	(0.08)	1.88	1.80	–	–	–	9.71
	10/31/2002	10.00	(0.06)	(2.03)	(2.09)	–	–	–	7.91
Class C	10/31/2004	9.71	(0.08)	0.94	0.86	–	–	–	10.57
	10/31/2003	7.86	(0.08)	1.93	1.85	–	–	–	9.71

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.47%	$171,708	0.43%	0.38%	(0.22)%	5%
	10/31/2003	23.52	55,209	0.45	0.60	(0.30)	25
	10/31/2002	(20.50)	8,368	0.45	1.65	(0.44)	31
Class B	10/31/2004	8.96	160,959	1.05	1.00	(0.82)	5
	10/31/2003	22.76	82,318	1.10	1.25	(0.95)	25
	10/31/2002	(20.90)	10,452	1.10	2.30	(1.09)	31
Class C	10/31/2004	8.86	356,543	0.99	0.94	(0.78)	5
	10/31/2003	23.54	116,956	1.10	1.25	(0.95)	25

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on the average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any and includes the recapture of previously waived expenses (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements by the investment adviser and recapture of previously waived expenses.

(g)  TA IDEX Asset Allocation–Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Asset Allocation–Growth Portfolio ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Asset Allocation–Growth Portfolio to TA IDEX Asset Allocation–Growth Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date. Dividend income is recorded on the ex-dividend date, dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated companies.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

The Fund recaptured $279 of advisory fees previously waived during the year ended October 31, 2004. There are no additional expenses available for recapture on October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%
Class C2	0.65%
Class M	0.55%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$23,921
Retained by Underwriter	868
Contingent Deferred Sales Charge	486

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $78 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge.  The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $772 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $6. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$420,163
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	23,851
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses from mutual funds.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Undistributed net investment income (loss)	$6,474
Accumulated net realized gain (loss) from investment securities	(6,474)

The capital loss carryforwards utilized during the year ended October 31, 2004 were $135.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$3,077
Undistributed Long-term Capital Gains	$4,606
Capital Loss Carryforward	$0
Net Unrealized Appreciation (Depreciation)	$48,348

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$638,545
Unrealized Appreciation	$48,348
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$48,348

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Growth Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Asset Allocation–Growth Portfolio

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
86.95%	5.03%	8.02%

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Asset Allocation–Moderate Portfolio

MARKET ENVIRNOMENT

The last 12 months were a volatile period in the global securities market, but overall provided solid gains to well-diversified investors. Domestic stocks led the way early in the year, continuing to rally off their 2002 lows, but since then the U.S. stock market has been choppy, with little net change.

The markets indecisiveness seemed driven by a profusion of uncertainty. Economic indicators turned mixed over the summer after seeming to point clearly upward in the spring. The presidential election loomed, with the polls offering little clarity as to which candidate might win. Oil prices hovered near historic highs, and the situation in Iraq remained extremely tense. And amid all this, the Federal Reserve Board ("Fed") raised interest rates three times and signaled more hikes would be on the way.

At least the strong gains early in the year persisted through this uncertainty, with the Standard and Poor's 500 Composite Stock Index up 9.41% for the last 12 month period, all of which came in the first five months of the year. The big winners were small-cap stocks, though, with the Standard and Poor's SmallCap 600 up nearly 25%.

Interest rates were surprisingly supportive of equity prices. The dominant perception through March was that slow payroll growth would keep a lid on Fed interest rate hikes, and the Madrid terrorist attacks sparked renewed interest in safe Treasuries among both foreign and U.S. investors. However, a much stronger-than-expected March jobs report was the turning point for the bond market, leading to the first sharp upward spike in interest rates. However, since then bonds pulled off an impressive reversal. Even as the Fed raised short rates three times, long-term yields fell and the yield curve flattened through the summer and fall. Over the 12 month period, the Lehman Brothers Aggregate Bond Index managed a 5.53% gain, and the equity sensitive Lehman Brothers High Yield Index gained 12.32%.

Many of the same market trends were evident in foreign markets. Gains were well distributed across foreign markets, consistent with the view of an improving world economy. In addition, unhedged foreign funds and indexes were buoyed by generally strong foreign currencies relative to the dollar, with the Morgan Stanley Capital International (EAFE) Index ("MSCI EAFE") up more than 19% converted back into dollar terms.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Asset Allocation–Moderate Portfolio, Class A returned 9.32%. By comparison its primary and secondary benchmarks, the Dow Jones Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index ("LBAB"), returned 8.26% and 5.53%, respectively.

STRATEGY REVIEW

Q.  How did you manage the portfolio in this market environment?

The TA IDEX Asset Allocation–Moderate Portfolio is designed to tame the risk of equity and fixed income investing by splitting its allocation between them. But that persistent diversification across asset classes, styles, and sectors also paid off through strong relative performance in the last 12 months. The portfolio performed well relative to its peers, with a 9.32% gain over the last 12 months, landing in the top quartile of Morningstar's Moderate Allocation category.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase the portfolio's exposure to Treasury-Inflation Protected Securities ("TIPS") and large-cap value stocks. TIPS performed especially well for the portfolio, with the PIMCO Real Return TIPS up 7.94%.

Q.  How did credit quality and duration impact the portfolio?

The portfolio's 40% stake in fixed-income did well due to its exposure to credit-sensitive bonds, such as convertibles and high-yield. The best fixed-income performer was the 8% stake in Transamerica Convertible Securities, which gained 7.06%. Transamerica Conservative High-Yield Bond, amounting to nearly 13% of assets, added a gain of 9.23%. The portfolio also profited substantially from its exposure to inflation-protected securities, as real rates declined more than nominal rates. PIMCO Real Return TIPS, the portfolio's largest holding with nearly 15% of assets, managed a 7.94% gain, beating PIMCO Total Return, which amounts to just 5% of assets, by over 3%. All three of the portfolio's largest bond holdings, amounting to more than 36% of assets substantially outperformed the LBAB gain of 5.53% for the period.

Over the course of the year the portfolio's exposure to credit-sensitive bonds was gradually reduced, because those sectors

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Asset Allocation–Moderate Portfolio (continued)

have rallied so strongly since late 2002. Instead those assets were directed into the PIMCO Real Return TIPS.

Q.  Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. TA IDEX Transamerica Small/Mid Cap Value added 20.61%; and TA IDEX Clarion Real Estate Securities gained 29.30%. These two winners accounted for 20% of the portfolio's assets invested in equity funds at the end of October.

Q.  Which individual holdings had the greatest negative impact on performance?

The portfolio's international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding and the only pure international investment available in the TA IDEX lineup, gained 9.95% over the last 12 months, though its MSCI EAFE benchmark added 19.27%. As a result of the portfolio's persistent underperformance, that investment was gradually reduced over the course of the year to 3.50% of assets at the end of October, which helped reduce the negative effect of TA IDEX American Century International's underperformance to a limited extent.

TA IDEX T. Rowe Price Small Cap was also an underperformer for the period. However, since it had little more than 2% of total net assets, it did not have a large negative impact on performance.

Q.  Which sectors/industries had the greatest impact on performance?

The portfolio had 5% of total assets in TA IDEX Clarion Real Estate Securities, which primarily owns real estate investment trusts ("REITs"). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result TA IDEX Clarion Real Estate Securities was up 29.30% for the period.

Q.  Which countries had the greatest impact on performance?

Because of the poor relative performance of TA IDEX American Century International, over the course of the year this fund's foreign exposure was reduced to significantly below its target level. The largest international exposure of the fund was to the eurozone.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Asset Allocation–Moderate Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	9.32%	5.35%	3/1/02
Class A (POP)	3.31%	3.13%	3/1/02
DJ Wilshire 5000[1]	8.26%	2.61%	3/1/02
LBAB[1]	5.53%	6.24%	3/1/02
Class B (NAV)	8.62%	4.67%	3/1/02
Class B (POP)	3.62%	3.62%	3/1/02
Class C (NAV)	8.67%	14.16%	11/11/02
Class C (POP)	7.67%	14.16%	11/11/02

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Asset Allocation–Moderate Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,036.00	0.29%	$1.48
Hypothetical (b)	1,000.00	1,023.68	0.29	1.48
Class B
Actual	1,000.00	1,032.80	0.93	4.75
Hypothetical (b)	1,000.00	1,020.46	0.93	4.72
Class C
Actual	1,000.00	1,033.30	0.91	4.65
Hypothetical (b)	1,000.00	1,020.56	0.91	4.62

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is calculated based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Asset Allocation–Moderate Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.7%) (b)
Agressive Equity (16.8%)
TA IDEX T. Rowe Price Health Sciences	4,166,509	$45,165
TA IDEX T. Rowe Price Small Cap (a)	2,143,374	23,234
TA IDEX Transamerica Growth Opportunities (a)	5,188,487	34,296
TA IDEX Transamerica Small/Mid Cap Value	4,690,882	67,173
Capital Preservation (4.2%)
TA IDEX Transamerica Money Market	42,898,330	42,898
Fixed-Income (42.2%)
TA IDEX PIMCO Real Return TIPS	14,730,192	154,372
TA IDEX PIMCO Total Return	3,814,966	39,981
TA IDEX Transamerica Conservative High-Yield Bond	13,785,912	129,174
TA IDEX Transamerica Convertible Securities	7,311,596	80,428
TA IDEX Transamerica Flexible Income	2,488,404	24,088
Growth Equity (27.4%)
TA IDEX American Century Large Company Value	4,343,819	44,307
TA IDEX Great Companies–TechnologySM (a)	6,487,464	24,652

	Shares	Value
Growth Equity (continued)
TA IDEX Janus Growth	675,306	$14,560
TA IDEX Marsico Growth (a)	1,199,843	10,979
TA IDEX Salomon All Cap (a)	4,374,433	64,742
TA IDEX Salomon Investors Value	7,178,280	95,471
TA IDEX Transamerica Equity	3,109,864	23,168
Speciality–Real Estate (5.1%)
TA IDEX Clarion Real Estate Securities	3,661,150	51,183
World Equity (4.0%)
TA IDEX American Century International	3,993,929	35,186
TA IDEX Templeton Great Companies Global (a)	238,387	5,388
Total Investment Companies (cost: $927,053)		1,010,445
Total Investment Securities (cost: $927,053)		$1,010,445
SUMMARY:
Investments, at value	99.7%	$1,010,445
Other assets in excess of liabilities	0.3%	2,602
Net assets	100.0%	$1,013,047

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Asset Allocation–Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated mutual funds, at value (cost: $927,053)	$1,010,445
Cash	1,244
Receivables:
Shares of beneficial interest sold	4,112
Interest	1
Other	17
1,015,819
Liabilities:
Investment securities purchased	1,289
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	616
Management and advisory fees	85
Distribution fees	423
Transfer agent fees	179
Other	180
2,772
Net Assets	$1,013,047
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$905,489
Undistributed net investment income (loss)	18,282
Accumulated net realized gain (loss) from investment in affiliated mutual funds	5,884
Net unrealized appreciation (depreciation) on investment securities in affiliated mutual funds	83,392
Net Assets	$1,013,047
Net Assets by Class:
Class A	$232,748
Class B	261,772
Class C	518,527
Shares Outstanding:
Class A	20,724
Class B	23,452
Class C	46,431
Net Asset Value Per Share:
Class A	$11.23
Class B	11.16
Class C	11.17
Maximum Offering Price Per Share (a):
Class A	$11.88

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$5
Dividends from affiliated mutual funds	11,786
11,791
Expenses:
Management and advisory fees	835
Transfer agent fees:
Class A	200
Class B	286
Class C	326
Class C2	17
Class M	10
Printing and shareholder reports	45
Custody fees	42
Administration fees	117
Legal fees	26
Audit and accounting fees	28
Trustees fees	46
Registration fees:
Class A	52
Class B	45
Class C	74
Class C2	6
Class M	4
Other	29
Distribution and service fees:
Class B	1,522
Class C	2,438
Class C2	198
Class M	87
Net expenses	6,433
Net Investment Income (Loss)	5,358
Net Realized and Unrealized Gain (Loss):
Realized Gain (Loss) from investment in affiliated mutual funds	587
Realized gain distributions from investments in affiliated mutual funds	23,604
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated mutual funds	31,585
Net Gain (Loss) on Investments in Affiliated Mutual Funds	55,776
Net Increase (Decrease) in Net Assets Resulting from Operations	$61,134

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Asset Allocation–Moderate Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$5,358	$1,935
Net realized gain (loss) from investment securities in affiliated mutual funds	24,191	251
Net unrealized appreciation (depreciation) on investment securities in affiliated mutual funds	31,585	55,947
	61,134	58,133
Distributions to Shareholders:
From net investment income:
Class A	(1,929)	(219)
Class B	(1,796)	(148)
Class C	(2,222)	(21)
Class C2	(412)	(85)
Class M	(167)	(44)
	(6,526)	(517)
Capital Share Transactions:
Proceeds from shares sold:
Class A	136,942	102,381
Class B	93,601	137,237
Class C	277,155	193,572
Class C2	8,303	20,189
Class M	3,239	7,305
	519,240	460,684
Dividends and distributions reinvested:
Class A	1,710	200
Class B	1,484	123
Class C	1,515	18
Class C2	324	61
Class M	152	41
	5,185	443
Cost of shares redeemed:
Class A	(34,420)	(14,662)
Class B	(32,173)	(14,226)
Class C	(52,508)	(8,858)
Class C2	(5,376)	(7,862)
Class M	(3,146)	(4,553)
	(127,623)	(50,161)
Class level exchanges:
Class C	67,248	–
Class C2	(49,594)	–
Class M	(17,654)	–
	–	–

	October 31, 2004	October 31, 2003
Automatic conversions:
Class A	95	–
Class B	(95)	–
	–	–
	396,802	410,966
Net increase (decrease) in net assets	451,410	468,582
Net Assets:
Beginning of year	561,637	93,055
End of year	$1,013,047	$561,637
Undistributed Net Investment Income (Loss)	$18,282	$1,370
Share Activity:
Shares issued:
Class A	12,569	10,668
Class B	8,625	14,694
Class C	25,497	20,375
Class C2	768	2,174
Class M	299	794
	47,758	48,705
Shares issued–reinvested from distributions:
Class A	162	23
Class B	140	14
Class C	143	2
Class C2	31	7
Class M	14	5
	490	51
Shares redeemed:
Class A	(3,153)	(1,554)
Class B	(2,959)	(1,525)
Class C	(4,828)	(929)
Class C2	(496)	(838)
Class M	(289)	(496)
	(11,725)	(5,342)
Class level exchanges:
Class C	6,171	–
Class C2	(4,566)	–
Class M	(1,603)	–
	2	–
Automatic conversions:
Class A	9	–
Class B	(9)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	9,587	9,137
Class B	5,797	13,183
Class C	26,983	19,448
Class C2	(4,263)	1,343
Class M	(1,579)	303
	36,525	43,414

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.42	$0.12	$0.84	$0.96	$(0.15)	$–	$(0.15)	$11.23
	10/31/2003	8.76	0.12	1.62	1.74	(0.08)	–	(0.08)	10.42
	10/31/2002	10.00	0.04	(1.28)	(1.24)	–	–	–	8.76
Class B	10/31/2004	10.37	0.05	0.83	0.88	(0.09)	–	(0.09)	11.16
	10/31/2003	8.71	0.05	1.63	1.68	(0.02)	–	(0.02)	10.37
	10/31/2002	10.00	0.01	(1.30)	(1.29)	–	–	–	8.71
Class C	10/31/2004	10.37	0.05	0.84	0.89	(0.09)	–	(0.09)	11.17
	10/31/2003	8.71	0.05	1.63	1.68	(0.02)	–	(0.02)	10.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.32%	$232,748	0.28%	0.28%	1.13%	1%
	10/31/2003	19.98	116,102	0.37	0.37	1.22	18
	10/31/2002	(12.40)	17,517	0.45	0.78	0.83	12
Class B	10/31/2004	8.62	261,772	0.93	0.93	0.48	1
	10/31/2003	19.39	183,148	1.02	1.02	0.57	18
	10/31/2002	(12.90)	38,969	1.10	1.43	0.18	12
Class C	10/31/2004	8.67	518,527	0.89	0.89	0.50	1
	10/31/2003	19.39	201,774	1.02	1.02	0.57	18

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Moderate Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Asset Allocation–Moderate Portfolio ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Asset Allocation–Moderate Portfolio to TA IDEX Asset Allocation–Moderate Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date. Dividend income is recorded on the ex-dividend date, dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated companies.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the fiscal year ended October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%
Class C2	0.65%
Class M	0.55%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$26,584
Retained by Underwriter	1,084
Contingent Deferred Sales Charge	861

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $117 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $839 for the year ended October 31, 2004.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $5. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$429,027
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	5,542
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to distribution reclass from mutual funds and wash sales.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$–
Undistributed net investment income (loss)	18,080
Accumulated net realized gain (loss) from investment in affiliated mutual funds	(18,080)

The capital loss carryforward utilized during the year ended October 31, 2004 was $57.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$517
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$6,526
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$18,282
Undistributed Long-term Capital Gains	$6,053
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$83,222

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$927,223
Unrealized Appreciation	$83,642
Unrealized (Depreciation)	(420)
Net Unrealized Appreciation (Depreciation)	$83,222

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Moderate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Moderate Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Asset Allocation–Moderate Portfolio

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
81.69%	7.05%	11.26%

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Asset Allocation–Moderate Growth Portfolio

MARKET ENVIRONMENT

The last 12 months were a volatile period in the global securities market, but overall provided solid gains to well-diversified investors. Domestic stocks led the way early in the year, continuing to rally off their 2002 lows, but since then the U.S. stock market has been choppy, with little net change.

The markets indecisiveness seemed driven by a profusion of uncertainty. Economic indicators turned mixed over the summer after seeming to point clearly upward in the spring. The presidential election loomed, with the polls offering little clarity as to which candidate might win. Oil prices hovered near historic highs, and the situation in Iraq remained extremely tense. And amid all this, the Federal Reserve Board ("Fed") raised interest rates three times and signaled more hikes would be on the way.

At least the strong gains early in the year persisted through this uncertainty, with the Standard and Poor's 500 Composite Stock Index ("S&P 500") up 9.41% for the last 12 month period, all of which came in the first five months of the year. The big winners were small-cap stocks, though, with the Standard and Poor's SmallCap 600 Index up nearly 25%.

Interest rates were surprisingly supportive of equity prices. The dominant perception through March was that slow payroll growth would keep a lid on Fed interest rate hikes, and the Madrid terrorist attacks sparked renewed interest in safe Treasuries among both foreign and U.S. investors. However, a much stronger-than-expected March jobs report was the turning point for the bond market, leading to the first sharp upward spike in interest rates. However, since then bonds pulled off an impressive reversal. Even as the Fed raised short rates three times, long-term yields fell and the yield curve flattened through the summer and fall. Over the 12-month period, the Lehman Brothers Aggregate Bond Index managed a 5.53% gain, and the equity sensitive Lehman Brothers High Yield Index gained 12.32%.

Many of the same market trends were evident in foreign markets. Gains were well distributed across foreign markets, consistent with the view of an improving world economy. In addition, unhedged foreign funds and indexes were buoyed by generally strong foreign currencies relative to the dollar, with the Morgan Stanley Capital International (EAFE) Index ("MSCI EAFE") up more than 19% converted back into dollar terms.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Asset Allocation– Moderate Growth Portfolio, Class A returned 9.09%. By comparison its benchmark, the Dow Jones Wilshire 5000 Market Index ("DJ Wilshire 5000"), returned 8.26%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

Persistent diversification was the guiding principle behind TA IDEX Asset Allocation–Moderate Growth Portfolio's management. And it was the diversifying asset classes that paid off. The portfolio performed well relative to its benchmark and peers. The portfolio's A share class was up 9.09% over the last 12 months, landing in the top quartile of Morningstar's Moderate Allocation category.

The portfolio benefited strongly from its exposure to small and mid-cap stocks over this period, as those were the strongest performing parts of the domestic equity market. Over the course of the year, cash flows into the portfolio were generally used to increase the portfolio's exposure to large-cap value stocks.

How did credit quality and duration impact the portfolio?

The portfolio's 20% stake in fixed-income did well due to its exposure to credit-sensitive bonds, such as convertibles and high-yield. The best fixed-income performer was the 4% stake in Transamerica Convertible Securities, which gained 7.06%. Transamerica Conservative High Yield, amounting to 5.7% of assets, added a gain of 9.23%. The portfolio also profited substantially from its exposure to inflation-protected securities, as real rates declined more than nominal rates. PIMCO Real Return TIPS, the portfolio's largest bond holding with 7% of assets managed a 7.94% gain, beating the PIMCO Total Return, which amounts to just 2.5% of assets by over 3%. All three of the portfolio's largest bond holdings, amounting to 80% of fixed-income assets substantially outperformed the Lehman Brothers Aggregate Bond Index's gain of 5.53% for the period.

Over the course of the year the portfolio's exposure to credit-sensitive bonds was gradually reduced, because those sectors have rallied so strongly since late 2002. Instead those assets were directed into the PIMCO Real Return TIPS.

Which individual holdings had the greatest positive impact on performance?

The portfolio's niche equity holdings paid off well. TA IDEX Transamerica Small/Mid Cap Value added 20.61%; and TA IDEX Clarion Real Estate Securities gained 29.30%. These two winners accounted for 11% of the portfolio's total net assets at the end of October.

Which individual holdings had the greatest negative impact on performance?

The portfolio's international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding and the only pure international investment available in the TA IDEX lineup, gained 9.95% over the last 12 months, though its MSCI EAFE benchmark added 19.27%. As a result of the portfolio's persistent underperformance, that investment was gradually reduced over the course of the year to 6.5% of assets at the end of October, which helped reduce the negative effect of TA IDEX American Century International's underperformance to a limited extent.

Salomon All-Cap, the largest equity holding in the lineup at 13% of assets, underperformed the S&P 500 by almost 3.5%.

T. Rowe Price Small Cap underperformed the DJ Wilshire 5000 by over 600 basis points for the period. However, since it had little more than 4% of total net assets, it did not have a large negative impact on performance.

Which sectors/industries had the greatest impact on performance?

The portfolio had 2.70% of total assets in TA IDEX Clarion Real Estate Securities, which primarily owns real estate investment trusts ("REITs"). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result TA IDEX Clarion Real Estate Securities was up 29.30% for the period.

Which countries had the greatest impact on performance?

Because of the poor relative performance of TA IDEX American Century International, over the course of the year this fund's foreign exposure was reduced to significantly below its target level. The largest international exposure of the fund was to the eurozone.

Investment Committee
AEGON/Transamerica Fund Advisers, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Asset Allocation–Moderate Growth Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	9.09%	4.06%	3/1/02
Class A (POP)	3.09%	1.88%	3/1/02
DJ Wilshire 5000[1]	8.26%	2.61%	3/1/02
Class B (NAV)	8.25%	3.36%	3/1/02
Class B (POP)	3.25%	2.29%	3/1/02
Class C (NAV)	8.35%	14.98%	11/11/02
Class C (POP)	7.35%	14.98%	11/11/02

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12) months for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Asset Allocation–Moderate Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,024.30	0.38%	$1.93
Hypothetical (b)	1,000.00	1,023.23	0.38	1.93
Class B
Actual	1,000.00	1,020.60	1.05	5.33
Hypothetical (b)	1,000.00	1,019.86	1.05	5.33
Class C
Actual	1,000.00	1,021.50	0.95	4.83
Hypothetical (b)	1,000.00	1,020.36	0.95	4.82

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities. Asset type is based on the aggregate portfolio holdings in the underlying funds in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Asset Allocation–Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.7%) (b)
Agressive Equity (22.7%)
TA IDEX T. Rowe Price Health Sciences	5,436,039	$58,927
TA IDEX T. Rowe Price Small Cap (a)	5,033,212	54,560
TA IDEX Transamerica Growth Opportunities (a)	11,903,561	78,682
TA IDEX Transamerica Small/Mid Cap Value	8,163,986	116,908
Capital Preservation (2.5%)
TA IDEX Transamerica Money Market	33,797,735	33,798
Fixed-Income (20.7%)
TA IDEX PIMCO Real Return TIPS	9,312,702	97,597
TA IDEX PIMCO Total Return	3,346,444	35,071
TA IDEX Transamerica Conservative High-Yield Bond	8,270,734	77,497
TA IDEX Transamerica Convertible Securities	5,205,944	57,265
TA IDEX Transamerica Flexible Income	1,471,479	14,244
Growth Equity (41.7%)
TA IDEX American Century Large Company Value	8,509,907	86,801
TA IDEX Great Companies–TechnologySM (a)	12,767,853	48,518
TA IDEX Janus Growth	1,780,344	38,384

	Shares	Value
Growth Equity (continued)
TA IDEX Jennison Growth (a)	22,211	$211
TA IDEX Marsico Growth (a)	1,508,041	13,799
TA IDEX Salomon All Cap (a)	11,910,242	176,272
TA IDEX Salomon Investors Value	12,228,914	162,644
TA IDEX Transamerica Equity	5,481,490	40,837
Speciality–Real Estate (2.7%)
TA IDEX Clarion Real Estate Securities	2,641,615	36,930
World Equity (9.4%)
TA IDEX American Century International	10,085,612	88,854
TA IDEX Templeton Great Companies Global (a)	1,761,941	39,820
Total Investment Companies (cost: $1,258,714)		1,357,619
Total Investment Securities (cost: $1,258,714)		$1,357,619
SUMMARY:
Investments, at value	99.7%	$1,357,619
Other assets in excess of liabilities	0.3%	4,328
Net assets	100.0%	$1,361,947

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Asset Allocation–Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated mutual funds, at value (cost: $1,258,714)	$1,357,619
Cash	1,161
Receivables:
Shares of beneficial interest sold	7,303
Interest	1
Other	15
1,366,099
Liabilities:
Investment securities purchased	1,161
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,712
Management and advisory fees	205
Distribution fees	545
Transfer agent fees	293
Other	236
4,152
Net Assets	$1,361,947
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,243,253
Undistributed net investment income (loss)	13,420
Accumulated net realized gain (loss) from investment in affiliated mutual funds	6,370
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	98,904
Net Assets	$1,361,947
Net Assets by Class:
Class A	$352,852
Class B	333,533
Class C	675,562
Shares Outstanding:
Class A	32,171
Class B	30,592
Class C	61,926
Net Asset Value Per Share:
Class A	$10.97
Class B	10.90
Class C	10.91
Maximum Offering Price Per Share (a):
Class A	$11.61

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$9
Dividends from affiliated mutual funds	8,152
	8,161
Expenses:
Management and advisory fees	1,054
Transfer agent fees
Class A	364
Class B	432
Class C	489
Class C2	13
Class M	13
Printing and shareholder reports	54
Custody fees	51
Administration fees	148
Legal fees	32
Audit and accounting fees	28
Trustees fees	56
Registration fees
Class A	88
Class B	58
Class C	98
Class C2	4
Class M	3
Other	29
Distribution and service fees:
Class B	1,809
Class C	3,112
Class C2	136
Class M	100
Total expenses before recapture of waived expenses	8,171
Recaptured expenses	79
Net expenses	8,250
Net Investment Income (Loss)	(89)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment in affiliated mutual funds	171
Realized gain distributions from investments in affiliated mutual funds	23,217
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated mutual funds	43,855
Net Gain (Loss) on Investments in Affiliated Mutual Funds	67,243
Net Increase (Decrease) in Net Assets Resulting from Operations		$67,154

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Asset Allocation–Moderate Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(89)	$(95)
Net realized gain (loss) from investment in affiliated mutual funds	23,388	26
Net unrealized appreciation (depreciation) on investment in affiliated mutual funds	43,855	60,689
	67,154	60,620
Distributions to Shareholders:
From net investment income:
Class A	(1,243)	(161)
Class B	(452)	(6)
Class C	(639)	(1)
Class C2	(66)	(3)
Class M	(55)	(15)
	(2,455)	(186)
Capital Share Transactions:
Proceeds from shares sold:
Class A	244,152	113,138
Class B	153,748	147,200
Class C	410,207	227,401
Class C2	6,869	14,858
Class M	4,667	6,649
	819,643	509,246
Dividends and distributions reinvested:
Class A	1,112	148
Class B	375	6
Class C	455	1
Class C2	49	2
Class M	51	14
	2,042	171
Cost of shares redeemed:
Class A	(44,420)	(9,689)
Class B	(29,188)	(11,490)
Class C	(57,323)	(7,570)
Class C2	(3,856)	(7,390)
Class M	(3,241)	(4,373)
	(138,028)	(40,512)
Class level exchanges:
Class C	55,381	–
Class C2	(34,726)	–
Class M	(20,655)	–
	–	–

	October 31, 2004	October 31, 2003
Automatic conversions:
Class A	128	–
Class B	(128)	–
	–	–
	683,657	468,905
Net increase (decrease) in net assets	748,356	529,339
Net Assets:
Beginning of year	613,591	84,252
End of year	$1,361,947	$613,591
Undistributed Net Investment Income (Loss)	$13,420	$–
Share Activity:
Shares issued:
Class A	22,751	12,021
Class B	14,399	16,189
Class C	38,386	24,504
Class C2	646	1,666
Class M	439	745
	76,621	55,125
Shares issued–reinvested from distributions:
Class A	107	17
Class B	36	1
Class C	44	–
Class C2	5	–
Class M	5	2
	197	20
Shares redeemed:
Class A	(4,149)	(1,058)
Class B	(2,732)	(1,280)
Class C	(5,358)	(805)
Class C2	(359)	(851)
Class M	(303)	(481)
	(12,901)	(4,475)
Class level exchanges:
Class C	5,155	–
Class C2	(3,233)	–
Class M	(1,920)	–
	2	–
Automatic conversions:
Class A	12	–
Class B	(12)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	18,721	10,980
Class B	11,692	14,910
Class C	38,227	23,699
Class C2	(2,942)	815
Class M	(1,779)	266
	63,919	50,670

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.13	$0.05	$0.87	$0.92	$(0.08)	$–	$(0.08)	$10.97
	10/31/2003	8.37	0.04	1.77	1.81	(0.05)	–	(0.05)	10.13
	10/31/2002	10.00	0.02	(1.65)	(1.63)	–	–	–	8.37
Class B	10/31/2004	10.09	(0.02)	0.85	0.83	(0.02)	–	(0.02)	10.90
	10/31/2003	8.33	(0.02)	1.78	1.76	–	–	–	10.09
	10/31/2002	10.00	(0.01)	(1.66)	(1.67)	–	–	–	8.33
Class C	10/31/2004	10.09	(0.02)	0.86	0.84	(0.02)	–	(0.02)	10.91
	10/31/2003	8.31	(0.02)	1.80	1.78	–	–	–	10.09

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.09%	$352,852	0.32%	0.31%	0.45%	3%
	10/31/2003	21.79	136,295	0.44	0.44	0.48	15
	10/31/2002	(16.30)	20,681	0.45	0.90	0.41	21
Class B	10/31/2004	8.25	333,533	0.97	0.96	(0.19)	3
	10/31/2003	21.15	190,621	1.09	1.09	(0.17)	15
	10/31/2002	(16.70)	33,241	1.10	1.55	(0.24)	21
Class C	10/31/2004	8.35	675,562	0.92	0.91	(0.15)	3
	10/31/2003	21.44	239,043	1.09	1.09	(0.17)	15

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any and includes the recapture of previously waived expenses (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements by the investment adviser and recapture of previously waived expenses.

(g)  TA IDEX Asset Allocation–Moderate Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Asset Allocation–Moderate Growth Portfolio ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Asset Allocation–Moderate Growth Portfolio to TA IDEX Asset Allocation–Moderate Growth Portfolio.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: The Fund's investments are valued at the net asset values of the underlying portfolios of Transamerica IDEX Mutual Funds. The net asset values of the underlying portfolios are determined at the close of the NYSE (generally 4:00 p.m. eastern time) on the valuation date.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date. Dividend income is recorded on the ex-dividend date, dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated companies.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled less than $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

ATFA has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. ATFA compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Expense Recaptured by Advisor	Increase in Expense to Average Net Assets
Recaptured in 2004	79	0.01%

There are no other expenses subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%
Class C2	0.65%
Class M	0.55%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$44,890
Retained by Underwriter	1,946
Contingent Deferred Sales Charge	960

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $148 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $1,311 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $5. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$746,062
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	34,595
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, distributions from Mutual Funds and wash sales.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Undistributed net investment income (loss)	$15,964
Accumulated net realized gain (loss) from investment in affiliated mutual funds	(15,964)

The Capital loss carryforward utilized during the period ended October 31, 2004 was $978.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2004 Distributions paid from:
Ordinary Income	$2,455
Long-term capital gain	–
2003 Distributions paid from:
Ordinary Income	186
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$13,420
Undistributed Long-term Capital Gains	$6,446
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$98,829

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$1,258,790
Unrealized Appreciation	$99,051
Unrealized (Depreciation)	(222)
Net Unrealized Appreciation (Depreciation)	$98,829

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Moderate Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Moderate Growth Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Asset Allocation–Moderate Growth Portfolio

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
83.57%	9.58%	6.85%

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Clarion Real Estate Securities

MARKET ENVIRONMENT

Real estate stocks have delivered a strong performance over the last year, with the Dow Jones Wilshire Real Estate Securities Index ("DJWRE") returning 31.33% since October 31, 2003. For 2004, the year-to-date performance for the DJWRE is 22.00%. Real estate stocks have benefited from strong funds flow, a benign interest rate environment, and a dearth of attractive alternatives in the broader market. The flow of funds to the Real Estate Investment Trust ("REITs") dedicated mutual funds has been impressive. During the first ten months of 2004, real estate mutual funds have garnered $4.9 billion of new funds. In an environment where investors are revising their return expectations for stocks to be in the single-digits and for bonds to be only around 5%, real estate is garnering an increasing share of asset allocations. Real estate securities offer a very attractive (and liquid) alternative for getting exposure to commercial real estate assets for investors of all shapes and sizes.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Clarion Real Estate Securities, Class A returned 29.30%. By comparison its benchmark, DJWRE, returned 31.33%.

STRATEGY REVIEW

The inception date of TA IDEX Clarion Real Estate Securities was March 1, 2003. Since inception, the portfolio has returned 32.60%, which is approximately 4.6 percent below the DJWRE. For the year ending October 31, 2004, the portfolio is approximately 2 percent below the benchmark. At inception, the portfolio was contemplated to be an "Income Focused Fund," which in the real estate securities universe means a significant focus on high dividend yield, low earnings growth common stocks plus a reasonable portion of the portfolio invested in preferred stocks. In a bull market for REITs, this income-focused approach has proven to be an under-performing strategy for beating the benchmark. Some of the best performing stocks in the REIT universe since the inception of the portfolio have been stocks with low current dividend yields, but significant future earnings growth potential in an improving economy.

The portfolio's total return investment philosophy is to own a concentrated portfolio (+/- 30 stocks) of real estate stocks with the goal of outperforming the DJWRE through proprietary real estate market research and knowledge. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective.

Real estate fundamentals continue to be soft, although a consensus is building that operating fundamentals are currently bottoming and that 2005 will be the year of improving market conditions. The sober operating news gleaned from our numerous contacts within the real estate industry is that weak demand persists in many parts of the country and across most property types. Accordingly, many companies have offered modest and conservative earnings growth forecasts for 2005.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Fund Managers
ING Clarion CRA Securities L.P.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Clarion Real Estate Securities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	29.30%	32.60%	3/1/03
Class A (POP)	22.19%	28.17%	3/1/03
DJ Wilshire RES[1]	31.33%	69.76%	3/1/03
Class B (NAV)	28.96%	32.09%	3/1/03
Class B (POP)	23.96%	30.09%	3/1/03
Class C (NAV)	28.32%	31.61%	3/1/03
Class C (POP)	27.32%	31.61%	3/1/03

NOTES

1  The Dow Jones Wilshire Real Estate Securities (DJ Wilshire RES) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political or regulatory events and may be subject to greater loss than investments in a diversified fund.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Clarion Real Estate Securities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,241.80	1.28%	$7.21
Hypothetical (b)	1,000.00	1,018.70	1.28	6.50
Class B
Actual	1,000.00	1,242.20	1.17	6.59
Hypothetical (b)	1,000.00	1,019.25	1.17	5.94
Class C
Actual	1,000.00	1,236.10	2.40	13.49
Hypothetical (b)	1,000.00	1,013.07	2.40	12.14

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Real Estate Property Breakdown
At October 31, 2004

This chart shows the percentage breakdown by Real Estate property type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Clarion Real Estate Securities

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.7%)
Apartments (19.1%)
Apartment Investment & Management Co.–Class A (a)	72,800	$2,671
Archstone-Smith Trust (a)	204,000	6,844
AvalonBay Communities, Inc. (a)	61,700	4,040
Camden Property Trust	107,760	4,892
Essex Property Trust, Inc.	29,200	2,291
United Dominion Realty Trust, Inc. (a)	234,400	4,941
Diversified (6.3%)
American Campus Communities, Inc. (b)	68,000	1,285
Liberty Property Trust	113,049	4,584
Vornado Realty Trust	39,100	2,628
Health Care (3.2%)
Health Care, Inc.	53,590	1,929
Omega Healthcare Investors, Inc.	204,900	2,309
Hotels (5.1%)
Host Marriott Corp. (a)(b)	275,400	4,007
LaSalle Hotel Properties (a)	49,700	1,427
Strategic Hotel Capital, Inc.	104,300	1,496
Hotels & Other Lodging Places (5.0%)
Starwood Hotels & Resorts Worldwide, Inc.	142,200	6,787
Office Property (25.1%)
Arden Realty, Inc.	117,150	3,993
BioMed Realty Trust, Inc.	71,200	1,294
Boston Properties, Inc. (a)	115,900	6,922
Corporate Office Properties Trust	92,100	2,525
Mack-Cali Realty Corp.	78,750	3,478
Maguire Properties, Inc.	170,000	4,446
Prentiss Properties Trust	88,460	3,183
SL Green Realty Corp.	86,100	4,720
Trizec Properties, Inc.	208,000	3,318
Regional Mall (16.6%)
CBL & Associates Properties, Inc.	41,980	2,752
General Growth Properties, Inc.	81,400	2,685
General Growth Properties, Inc. Warrants, Expires TBD	3,420	3
Macerich Co. (The)	80,400	4,804
Mills Corp. (The)	98,400	5,456
Simon Property Group, Inc.	115,200	6,718
Shopping Center (10.7%)
Acadia Realty Trust	90,600	1,395
Cedar Shopping Centers, Inc.	23,700	321
Developers Diversified Realty Corp. (a)	99,800	4,172
Pan Pacific Retail Properties, Inc.	71,300	4,039
Regency Centers Corp.	92,600	4,524

	Shares	Value
Storage (1.0%)
Extra Space Storage, Inc. (a)	100,100	$1,387
Warehouse (7.6%)
Catellus Development Corp.	118,103	3,406
Prologis	173,900	6,779
Total Common Stocks (cost: $115,675)		134,451
	Principal	Value
SECURITY LENDING COLLATERAL (9.9%)
Debt (9.2%)
Bank Notes (1.8%)
Bank of America 1.77%, due 12/03/2004	$649	$649
1.88%, due 12/23/2004	216	216
1.77%, due 01/18/2005	432	432
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	973	973
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	108	108
Commercial Paper (0.9%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	322	322
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	108	108
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	323	323
1.75%, due 11/10/2004	432	432
Galaxy Funding 144A 1.88%, due 11/22/2004	108	108
Euro Dollar Terms (4.3%)
Bank of Montreal 1.88%, due 11/24/2004	1,024	1,024
BNP Paribas 1.77%, due 11/10/2004	541	541
1.80%, due 11/23/2004	432	432
1.98%, due 12/27/2004	432	432
Calyon 1.70%, due 11/24/2004	57	57
Citigroup 2.06%, due 01/25/2005	1,081	1,081
Den Danske Bank 1.82%, due 11/19/2004	541	541
Dexia Group 2.04%, due 01/21/2005	251	251
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	216	216
Royal Bank of Scotland 2.01%, due 01/20/2005	432	432

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Clarion Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Toronto Dominion Bank 1.70%, due 11/08/2004	$216	$216
Wells Fargo 1.87%, due 11/22/2004	540	540
Promissory Notes (0.9%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	454	454
1.88%, due 01/27/2005	757	757
Repurchase Agreements (1.3%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/31/04 to be repurchased at $1,729 on 11/01/04 (c)	1,729	1,729

	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	531,718	$532
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	389,106	389
Total Security Lending Collateral (cost: $13,295)		13,295
Total Investment Securities (cost: $128,970)		$147,746
SUMMARY:
Investments, at value	109.6%	$147,746
Liabilities in excess of other assets	(9.6)%	(12,956)
Net assets	100.0%	$134,790

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $12,780.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $1,770, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $971 or 0.7% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Clarion Real Estate Securities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $128,970) (including securities loaned of $12,780)	$147,746
Cash	1,894
Receivables:
Investment securities sold	619
Shares of beneficial interest sold	122
Interest	5
Dividends	366
Other	2
150,754
Liabilities:
Investment securities purchased	2,452
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	10
Management and advisory fees	91
Distribution fees	44
Transfer agent fees	3
Payable for collateral for securities on loan	13,295
Other	69
15,964
Net Assets	$134,790
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$114,470
Undistributed net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities	1,544
Net unrealized appreciation (depreciation) on investment securities	18,776
Net Assets	$134,790
Net Assets by Class:
Class A	$125,423
Class B	4,042
Class C	5,325
Shares Outstanding:
Class A	8,966
Class B	289
Class C	383
Net Asset Value Per Share:
Class A	$13.99
Class B	13.99
Class C	13.92
Maximum Offering Price Per Share (a):
Class A	$14.80

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$11
Dividends	3,584
Income from loaned securities–net	8
3,603
Expenses:
Management and advisory fees	832
Transfer agent fees:
Class A	15
Class B	3
Class C	1
Class C2	–
Class M	–
Custody fees	17
Administration fees	20
Legal fees	3
Audit and accounting fees	13
Trustees fees	6
Registration fees:
Class A	57
Class B	–
Class C	11
Class C2	–
Class M	1
Other	4
Distribution and service fees:
Class A	342
Class B	27
Class C	33
Class C2	2
Class M	3
Total expenses	1,390
Net Investment Income (Loss)	2,213
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	7,514
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	15,478
Net Gain (Loss) on Investments	22,992
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,205

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Clarion Real Estate Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,213	$1,172
Net realized gain (loss) from investment securities	7,514	3,100
Net unrealized appreciation (depreciation) on investment securities	15,478	3,298
	25,205	7,570
Distributions to Shareholders:
From net investment income:
Class A	(3,781)	(583)
Class B	(88)	(13)
Class C	(106)	(14)
Class C2	(7)	(2)
Class M	(13)	(2)
	(3,995)	(614)
From net realized gains:
Class A	(7,237)	–
Class B	(192)	–
Class C	(228)	–
Class C2	(21)	–
Class M	(28)	–
	(7,706)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	39,247	57,510
Class B	2,642	1,793
Class C	2,662	1,816
Class C2	101	200
Class M	202	215
	44,854	61,534
Dividends and distributions reinvested:
Class A	11,008	582
Class B	226	11
Class C	240	11
Class C2	27	2
Class M	29	1
	11,530	607
Cost of shares redeemed:
Class A	(1,533)	(610)
Class B	(1,021)	(139)
Class C	(714)	(54)
Class C2	(91)	(6)
Class M	(22)	(5)
	(3,381)	(814)
Class level exchanges:
Class C	736	–
Class C2	(256)	–
Class M	(480)	–
	–	–

(a)  Commenced operations March 1, 2003.

	October 31, 2004	October 31, 2003 (a)
Automatic conversions:
Class A	$4	$–
Class B	(4)	–
	–	–
	53,003	61,327
Net increase (decrease) in net assets	66,507	68,283
Net Assets:
Beginning of year	68,283	–
End of year	$134,790	$68,283
Undistributed Net Investment Income (Loss)	$–	$576
Share Activity:
Shares issued:
Class A	2,967	5,238
Class B	204	159
Class C	205	160
Class C2	8	19
Class M	17	20
	3,401	5,596
Shares issued–reinvested from distributions:
Class A	887	49
Class B	18	1
Class C	19	1
Class C2	2	–
Class M	2	–
	928	51
Shares redeemed:
Class A	(121)	(55)
Class B	(81)	(12)
Class C	(56)	(4)
Class C2	(7)	–
Class M	(2)	–
	(267)	(71)
Class level exchanges:
Class C	58	–
Class C2	(21)	–
Class M	(37)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	3,733	5,232
Class B	141	148
Class C	226	157
Class C2	(18)	19
Class M	(20)	20
	4,062	5,576

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Clarion Real Estate Securities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$12.25	$0.28	$3.05	$3.33	$(0.53)	$(1.06)	$(1.59)	$13.99
	10/31/2003	10.00	0.43	1.95	2.38	(0.13)	–	(0.13)	12.25
Class B	10/31/2004	12.22	0.25	3.03	3.28	(0.45)	(1.06)	(1.51)	13.99
	10/31/2003	10.00	0.38	1.95	2.33	(0.11)	–	(0.11)	12.22
Class C	10/31/2004	12.22	0.17	3.04	3.21	(0.45)	(1.06)	(1.51)	13.92
	10/31/2003	10.00	0.38	1.95	2.33	(0.11)	–	(0.11)	12.22

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	29.30%	$125,423	1.30%	1.30%	2.16%	73%
	10/31/2003	23.80	64,090	1.75	1.76	5.55	95
Class B	10/31/2004	28.96	4,042	1.51	1.51	1.97	73
	10/31/2003	23.33	1,804	2.40	2.41	4.91	95
Class C	10/31/2004	28.32	5,325	2.22	2.22	1.32	73
	10/31/2003	23.33	1,913	2.40	2.41	4.91	95

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets shows the net expense ratio, which is total expenses less reimbursement by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets does not take into account reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any.

(g)  TA IDEX Clarion Real Estate Securities commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Clarion Real Estate Securities ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2003. The Fund is "non-diversified" under the 1940 Act.

On March 1, 2004, the Fund changed its name from IDEX Clarion Real Estate Securities to TA IDEX Clarion Real Estate Securities.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission Recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended October 31, 2004, of $66 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $4 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate securities, the value of its share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$23,095	17%
TA IDEX Asset Allocation–Growth Portfolio	9,560	7%
TA IDEX Asset Allocation–Moderate Growth Portfolio	36,930	27%
TA IDEX Asset Allocation–Moderate Portfolio	51,183	38%
Total	$120,768	89%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees. There were no expenses subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$221
Retained by Underwriter	9
Contingent Deferred Sales Charge	12

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $20 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $9 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$120,876
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	75,300
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distributions from REITs.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$158
Undistributed net investment income (loss)	1,206
Accumulated net realized gain (loss) from investment securities	(1,364)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$614
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	10,339
Long-term capital gain	1,362

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$1,745
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$18,850

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$128,896
Unrealized Appreciation	$18,850
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$18,850

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have beeen providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Clarion Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Clarion Real Estate Securities (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 1, 2003 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Clarion Real Estate Securities

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $327 for the year ended October 31, 2004.

For dividends paid during the year ended October 31, 2004, the Fund designates qualified dividend income to the maximum extent allowable.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
94.42%	0.38%	5.20%

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Federated Tax Exempt

MARKET ENVIRONMENT

The municipal marketplace experienced a number of ups and downs during the 12 month reporting period. Increases in yields in the latter part of 2003 and the early months of 2004 were driven by an improving labor market, an accelerating economy, mild concern over inflation risks, and tightening of interest rates by the Federal Reserve Board. A soft patch, caused by spiking oil prices and terrorism risks that emerged in the summer months of 2004, prompted intermediate- and long-term yields to retrace late in the reporting period. This resulted in an overall flattening of the yield curve.

The portfolio's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates); (b) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as "sectors"); and (d) the credit ratings of portfolio securities (which indicates the risk that securities will default). These were the most significant factors affecting the portfolio's performance relative to its benchmark index. In addition, the portfolio's total return reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Lehman Brothers Municipal Bond Index ("LBMB"), the portfolio's benchmark index.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Federated Tax Exempt, Class A returned 5.61%. By comparison its benchmark, the LBMB, returned 6.03%.

STRATEGY REVIEW

Sector-During the reporting period, as compared to its benchmark index, the portfolio allocated more of its portfolio to securities issued by hospitals, industrial development projects, resource recovery and electric power sectors. The portfolio also allocated less of its securities to general obligation bonds issued by cities, states and school districts. These allocations helped the portfolio's performance due to the higher yields available in the over-weighted sectors and the smaller increase in the price of general obligation bonds as compared to other sectors.

Credit Quality-Credit spreads, or the yield difference between the AAA municipal bonds and bonds of lower credit quality and similar maturity, decreased during the reporting period. This decrease in credit spreads was the result of both improving economic activity and the demand for securities with higher yields.

Non-investment grade bonds outperformed the investment grade portion of the municipal market during the reporting period. However, the portfolio, unlike its benchmark index, concentrated in investment grade securities. As a result, the portfolio did not participate in the outperformance of lower quality municipal debt.

Maturity and Yield Curve-The most attractive segment of the municipal yield curve consisted of bonds with maturities of 10 to 20 years. Concentrated buying of municipal bonds with maturities of 10 to 20 years created increased volatility in the municipal bond market during the reporting period. The portfolio's concentration on purchasing municipal bonds with maturities of 10 to 20 years during the reporting period generally benefited the performance relative to the LBMB. In addition, the relative dearth of municipal debt issued during the reporting period caused municipal bonds to increase in value and helped to improve the portfolio's performance versus most taxable bond alternatives.

Duration-The portfolio's dollar-weighted average duration during the reporting period was 5.21 years. Duration management is a significant component of the portfolio's investment strategy. The portfolio maintained duration close to the LBMB and to the portfolio's peer groups, as interest rates were expected to rise during the reporting period. The neutral duration of the portfolio did not have a significant impact on the portfolio's performance. The portfolio's use of Treasury futures contracts, which did not perform well, to adjust portfolio duration primarily during the second half of the reporting period contributed to the portfolio's performance being less than its benchmark index.

J. Scott Albrecht, CFA

Mary Jo Ochson, CFA

Co-Fund Managers

Federated Investment Management Company

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Federated Tax Exempt

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	5.61%	6.48%	5.71%	6.94%	4/1/85
Class A (POP)	0.59%	5.45%	5.20%	6.67%	4/1/85
LBMB[1]	6.03%	7.18%	7.06%	8.20%	4/1/85
Class B (NAV)	4.93%	5.80%	–	4.60%	10/1/95
Class B (POP)	(0.07)%	5.64%	–	4.60%	10/1/95
Class C (NAV)	4.95%	–	–	4.43%	11/11/02
Class C (POP)	3.95%	–	–	4.43%	11/11/02
Class M (NAV)	5.31%	6.22%	5.44%	4.70%	11/11/02
Class M (POP)	3.25%	6.01%	5.33%	4.60%	11/11/02

NOTES

1  The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Income derived from this fund may be subject to federal alternative minimum tax, as well as state and/or local taxes.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Federated Tax Exempt

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,043.00	1.37%	$7.04
Hypothetical (b)	1,000.00	1,018.25	1.37	6.95
Class B
Actual	1,000.00	1,039.70	2.02	10.36
Hypothetical (b)	1,000.00	1,014.98	2.02	10.23
Class C
Actual	1,000.00	1,039.90	2.01	10.31
Hypothetical (b)	1,000.00	1,015.03	2.01	10.18
Class M
Actual	1,000.00	1,042.30	0.54	2.77
Hypothetical (b)	1,000.00	1,022.42	0.54	2.75

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Municipal Bond Type
At October 31, 2004

This chart shows the percentage breakdown by municipal bond type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Federated Tax Exempt

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
LONG-TERM MUNICIPAL BONDS (97.6%)
Alabama (1.8%)
Alabama Water Pollution Control Authority, Revenue Bonds, 5.50%, due 08/15/2023	$ 500	$556
Arkansas (1.7%)
Jefferson County, AR, (Jefferson Hospital Association, Inc.), Revenue Bonds, Series B, 5.80%, due 06/01/2021	500	537
California (4.1%)
California Health Facilities Financing Authority, (Catholic Healthcare West), Revenue Bonds, Series I, (a) 4.95%, due 07/01/2026	145	152
California State, General Obligation Bonds, 5.25%, due 02/01/2014	500	557
Torrance, CA, (Torrance Memorial Medical Center), Revenue Bonds, Series A, 6.00%, due 06/01/2022	500	559
Colorado (1.8%)
Colorado Department of Transportation, Revenue Bonds, Series A, 5.50%, due 06/15/2015	500	576
District of Columbia (1.9%)
District of Columbia Water & Sewer Authority, Revenue Bonds, 5.50%, due 10/01/2017	500	589
Illinois (8.7%)
Illinois Educational Facilities Authority, (Loyola University), Revenue Bonds, Series A, 5.00%, due 07/01/2026	500	510
Illinois State Partnership, Department of Central Management, Public Improvements, General Obligations Bonds, 5.65%, due 07/01/2017	1,000	1,076
McHenry County, IL, Community Unit School District No. 200, Prerefunded, Series A, 5.85%, due 01/01/2016	770	855
McHenry County, IL, Community Unit School District No. 200, Unrefunded, Series A, 5.85%, due 01/01/2016	230	252
Indiana (6.3%)
Indiana Health Facility Financing Authority, (Community Foundation Northwest, IN), Revenue Bonds, 6.25%, due 03/01/2025	300	310

	Principal	Value
Indiana (continued)
Indiana State Development Finance Authority, (USX Corp./Marathon Oil Co.), Revenue Bonds, (a) 5.25%, due 12/01/2022	$ 500	$552
Indianapolis, IN, (Distribution System), Revenue Bonds, Series A, 5.25%, due 08/15/2012	1,000	1,096
Iowa (1.7%)
Iowa State, Certificates of Participation, Revenue Bonds, 6.50%, due 07/01/2006	535	537
Louisiana (1.7%)
Sabine River Authority, (International Paper Co.), Water Facilities, Revenue Bonds, 6.20%, due 02/01/2025	500	530
Massachusetts (1.8%)
Massachusetts State Development Finance Agency, (Massachusetts College of Pharmacy & Allied Health Services), Revenue Bonds, 6.38%, due 07/01/2023	500	557
Michigan (3.6%)
Cornell Township, MI, Economic Development Corp., (MeadWestvaco/Mead Corp.), Revenue Bonds, 5.88%, due 05/01/2018	500	536
Michigan Municipal Bond Authority, Revenue Bonds, 5.50%, due 10/01/2022	500	575
Minnesota (1.7%)
Minneapolis & St. Paul, MN, Housing & Redevelopment Authority, (Group Health Plan, Inc.), Revenue Bonds, 6.00%, due 12/01/2019	500	536
Mississippi (1.9%)
Lowndes County, MS, Solid Waste Disposal & Pollution Control, (Weyerhaeuser Co.), Revenue Bonds, 6.70%, due 04/01/2022	500	594
Nevada (3.0%)
Clark County, NV, Industrial Development, (Southwest Gas Corp.), Revenue Bonds, (a) 5.45%, due 03/01/2038	400	423

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Federated Tax Exempt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Nevada (continued)
Clark County, NV, School District, General Obligations Bonds, Series F, 5.00%, due 06/15/2006	$ 500	$524
New Hampshire (0.4%)
New Hampshire State Housing Finance Authority, Single Family Mortgage, Revenue Bonds, Series C, 6.13%, due 01/01/2020	110	112
New Jersey (0.7%)
New Jersey Economic Development Authority, (Winchester Gardens/Marcus L Ward Home), Revenue Bonds, Series A, 5.80%, due 11/01/2031	200	203
New Mexico (0.7%)
New Mexico Mortgage Finance Authority, Revenue Bonds, 6.05%, due 09/01/2021	195	207
New York (15.7%)
Hempstead Town, NY, Industrial Development Agency, (Hofstra University), Revenue Bonds, 4.63%, due 07/01/2021	500	506
New York City, NY, City Industrial Development Agency, (New York University), Revenue Bonds, 5.38%, due 07/01/2017	250	278
New York State Dormitory Authority, (New York Methodist Hospital), Revenue Bonds, Series A, 5.25%, due 07/01/2024	500	524
New York State Mortgage Agency, Revenue Bonds, Series 95, 5.50%, due 10/01/2017	500	536
New York, NY, City Industrial Development Agency, (General Motors Corp.), Revenue Bonds, 5.13%, due 12/30/2023	500	500
New York, NY, City Transitional Finance Authority, Revenue Bonds, 5.50%, due 02/15/2019	360	411
New York, NY, City Transitional Finance Authority, Revenue Bonds, 5.50%, due 02/15/2019	640	713
Niagara County, NY, Industrial Development Agency, (American Ref-Fuel Co. LLC), Revenue Bonds, Series D, (a) 5.55%, due 11/15/2024	500	535

	Principal	Value
New York (continued)
United Nations Development Corp., Revenue Bonds, Series A, 5.25%, due 07/01/2024	$ 250	$266
Warwick Valley Central School District, NY, General Obligations Bonds, 5.50%, due 01/15/2017	570	638
North Carolina (3.9%)
North Carolina Eastern Municipal Power Agency, Revenue Bonds, Series A, 5.50%, due 01/01/2012	500	550
North Carolina Medical Care Commission, (Arc of North Carolina), 5.50%, due 10/01/2024	240	243
North Carolina State Housing Finance Agency, Revenue Bonds, 5.25%, due 01/01/2022	420	436
North Dakota (0.9%)
North Dakota State Housing Finance Agency, Revenue Bonds, Series C, 6.00%, due 07/01/2020	275	282
Ohio (6.2%)
Cleveland, OH, Municipal School District, 5.25%, due 12/01/2024	300	324
Ohio State Air Quality Development Authority, (Cleveland Electric Illumination), Revenue Bonds, 6.00%, due 12/01/2013	500	528
Ohio State, General Obligations Bonds, Series A, 5.38%, due 09/15/2017	500	561
Ohio State, Highway Improvement, Revenue Bonds, 5.00%, due 06/15/2006	500	524
Pennsylvania (4.6%)
Pennsylvania State Higher Educational Facilities Authority, (LaSalle University), Revenue Bonds, 5.25%, due 05/01/2023	350	361
Pennsylvania State Higher Educational Facilities Authority, (UPMC Health System), Revenue Bonds, 6.00%, due 01/15/2022	500	535
Sayre, PA, Health Care Facilities Authority, (Guthrie Healthcare System), Revenue Bonds, 5.75%, due 12/01/2021	500	533

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Federated Tax Exempt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Rhode Island (5.3%)
Providence, RI, Public Building Authority, Revenue Bonds, Series A, 5.70%, due 12/15/2015	$ 500	$576
Rhode Island Clean Water Finance Agency, (Triton Ocean LLC), Revenue Bonds, 5.80%, due 09/01/2022	1,000	1,085
South Dakota (1.7%)
South Dakota Housing Development Authority, Revenue Bonds, Series C, 5.35%, due 05/01/2022	500	530
Tennessee (3.4%)
Memphis-Shelby County, TN, Airport Authority, (Federal Express Corp.), Revenue Bonds, 5.00%, due 09/01/2009	500	536
Tennessee Housing Development Agency, Revenue Bonds, 5.38%, due 01/01/2018	495	530
Texas (4.0%)
Kingsbridge, TX, Municipal Utility District, General Obligations Bonds, 5.38%, due 03/01/2015	500	533
Port Houston Authority, Harris County, General Obligation Bonds, Series A, 5.50%, due 10/01/2024	500	551
Sabine River Authority, (TXU Energy Co. LLC), Revenue Bonds, Series A, 5.80%, due 07/01/2022	165	170

	Principal	Value
Washington (3.7%)
Energy Northwest, WA, Electric, (Bonneville Power Administration), Revenue Bonds, Series A, 5.75%, due 07/01/2018	$ 500	$573
University of Washington, Student Facilities Improvements, Revenue Bonds, 5.88%, due 06/01/2016	500	572
Wisconsin (0.9%)
Wisconsin State Health & Educational Facilities Authority, (Agnesian Healthcare, Inc.), Revenue Bonds, 6.00%, due 07/01/2021	250	266
Wyoming (3.8%)
Wyoming State Farm Loan Board, Capital Facilities, Revenue Bonds, 5.75%, due 10/01/2020	1,000	1,189
Total Long-Term Municipal Bonds (cost: $28,188)		30,406
SHORT-TERM MUNICIPAL BONDS (1.3%)
Indiana Health Facility Financing Authority, (Clarian Health Partners), Revenue Bonds, (a) 1.72%, due 03/01/2030	400	400
Total Short-Term Municipal Bonds (cost: $400)		400
Total Investment Securities (cost: $28,588)		$30,806
SUMMARY:
Investments, at value	98.9%	$30,806
Other assets in excess of liabilities	1.1%	341
Net assets	100.0%	$31,147

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating or variable rate note. Rate is listed as of October 31, 2004.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Federated Tax Exempt

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $28,588)	$30,806
Cash	53
Receivables:
Interest	449
Other	5
31,313
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	27
Management and advisory fees	49
Distribution fees	16
Transfer agent fees	11
Other	63
166
Net Assets	$31,147
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$29,505
Undistributed net investment income (loss)	12
Accumulated net realized gain (loss) from investment securities and futures contracts	(587)
Net unrealized appreciation (depreciation) on investment securities	2,217
Net Assets	$31,147
Net Assets by Class:
Class A	$17,244
Class B	7,597
Class C	4,924
Class M	1,382
Shares Outstanding:
Class A	1,450
Class B	639
Class C	414
Class M	116
Net Asset Value Per Share:
Class A	$11.90
Class B	11.89
Class C	11.89
Class M	11.89
Maximum Offering Price Per Share (a):
Class A	$12.49
Class M	12.01

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B, C and M shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$1,692
Expenses:
Management and advisory fees	204
Transfer agent fees:
Class A	21
Class B	9
Class C	3
Class C2	5
Class M	1
Printing and shareholder reports	5
Custody fees	21
Administration fees	12
Legal fees	1
Audit and accounting fees	24
Trustees fees	2
Registration fees:
Class A	21
Class B	11
Class C	14
Class C2	3
Class M	9
Other	3
Distribution and service fees:
Class A	64
Class B	85
Class C	31
Class C2	25
Class M	9
Total expenses	583
Less:
Reimbursement of Class expenses:
Class A	(6)
Class B	(3)
Class C	(11)
Class M	(8)
Net expenses	555
Net Investment Income (Loss)	1,137
Net Realized Gain (Loss) from:
Investment securities	318
Futures contracts	9
327
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	211
Net Gain (Loss) on Investments and Futures Contracts	538
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,675

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Federated Tax Exempt

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,137	$1,310
Net realized gain (loss) from investment securities and futures contracts	327	102
Net unrealized appreciation (depreciation) on investment securities	211	553
	1,675	1,965
Distributions to Shareholders:
From net investment income:
Class A	(692)	(704)
Class B	(266)	(338)
Class C	(95)	(31)
Class C2	(81)	(141)
Class M	(56)	(80)
	(1,190)	(1,294)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,066	12,413
Class B	825	2,696
Class C	1,802	2,135
Class C2	634	1,764
Class M	9	168
	4,336	19,176
Dividends and distributions reinvested:
Class A	526	533
Class B	168	225
Class C	60	21
Class C2	31	73
Class M	48	65
	833	917
Cost of shares redeemed:
Class A	(3,582)	(14,819)
Class B	(3,427)	(5,234)
Class C	(1,927)	(533)
Class C2	(1,523)	(2,980)
Class M	(565)	(1,294)
	(11,024)	(24,860)
Class level exchanges:
Class C	3,266	–
Class C2	(3,266)	–
	–	–
	(5,855)	(4,767)
Net increase (decrease) in net assets	(5,370)	(4,096)
Net Assets:
Beginning of year	36,517	40,613
End of year	$31,147	$36,517
Undistributed Net Investment Income (Loss)	$12	$64

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	90	1,067
Class B	70	231
Class C	151	183
Class C2	53	152
Class M	1	14
	365	1,647
Shares issued–reinvested from distributions:
Class A	45	46
Class B	14	20
Class C	5	2
Class C2	3	6
Class M	4	6
	71	80
Shares redeemed:
Class A	(304)	(1,272)
Class B	(291)	(448)
Class C	(165)	(46)
Class C2	(130)	(256)
Class M	(49)	(110)
	(939)	(2,132)
Class level exchanges:
Class C	284	–
Class C2	(284)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(169)	(159)
Class B	(207)	(197)
Class C	275	139
Class C2	(358)	(98)
Class M	(44)	(90)
	(503)	(405)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Federated Tax Exempt

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$11.70	$0.43	$0.22	$0.65	$(0.45)	$–	$(0.45)	$11.90
	10/31/2003	11.51	0.41	0.19	0.60	(0.41)	–	(0.41)	11.70
	10/31/2002	11.44	0.38	0.14	0.52	(0.45)	–	(0.45)	11.51
	10/31/2001	10.91	0.40	0.56	0.96	(0.43)	–	(0.43)	11.44
	10/31/2000	10.60	0.44	0.42	0.86	(0.44)	(0.11)	(0.55)	10.91
Class B	10/31/2004	11.69	0.35	0.22	0.57	(0.37)	–	(0.37)	11.89
	10/31/2003	11.51	0.34	0.17	0.51	(0.33)	–	(0.33)	11.69
	10/31/2002	11.44	0.30	0.11	0.41	(0.34)	–	(0.34)	11.51
	10/31/2001	10.90	0.34	0.56	0.90	(0.36)	–	(0.36)	11.44
	10/31/2000	10.59	0.37	0.42	0.79	(0.37)	(0.11)	(0.48)	10.90
Class C	10/31/2004	11.69	0.35	0.22	0.57	(0.37)	–	(0.37)	11.89
	10/31/2003	11.59	0.33	0.10	0.43	(0.33)	–	(0.33)	11.69
Class M	10/31/2004	11.70	0.40	0.21	0.61	(0.42)	–	(0.42)	11.89
	10/31/2003	11.51	0.38	0.19	0.57	(0.38)	–	(0.38)	11.70
	10/31/2002	11.44	0.36	0.09	0.45	(0.38)	–	(0.38)	11.51
	10/31/2001	10.91	0.40	0.53	0.93	(0.40)	–	(0.40)	11.44
	10/31/2000	10.59	0.42	0.42	0.84	(0.41)	(0.11)	(0.52)	10.91

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	5.61%	$17,244	1.35%	1.38%	3.63%	16%
	10/31/2003	5.26	18,948	1.35	1.52	3.53	22
	10/31/2002	4.26	20,469	1.35	1.46	3.63	55
	10/31/2001	8.99	23,190	1.35	1.48	3.80	35
	10/31/2000	8.38	16,999	1.35	1.68	4.14	67
Class B	10/31/2004	4.93	7,597	2.00	2.03	2.98	16
	10/31/2003	4.48	9,897	2.00	2.17	2.88	22
	10/31/2002	3.63	12,019	2.00	2.11	2.98	55
	10/31/2001	8.32	6,276	2.00	2.13	3.15	35
	10/31/2000	7.72	1,728	2.00	2.33	3.49	67
Class C	10/31/2004	4.95	4,924	2.00	2.33	2.99	16
	10/31/2003	3.76	1,621	2.00	2.17	2.88	22
Class M	10/31/2004	5.31	1,382	1.60	2.10	3.38	16
	10/31/2003	5.00	1,869	1.60	1.77	3.28	22
	10/31/2002	4.02	2,878	1.60	1.71	3.38	55
	10/31/2001	8.73	2,413	1.60	1.73	3.55	35
	10/31/2000	8.13	2,014	1.60	1.93	3.89	67

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Federated Tax Exempt

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Federated Tax Exempt ("the Fund"), part of the Transamerica IDEX Mutual Funds, began operations on April 1, 1985.

On March 1, 2004, the Fund changed its name from IDEX Federated Tax Exempt to TA IDEX Federated Tax Exempt.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as class C shares with different sales charges than previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

At October  31, 2004, there were no outstanding futures contracts.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, This fee totaled less than $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.60% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2004
Class A	6	10/31/2007
Class B	3	10/31/2007
Class C	11	10/31/2007
Class M	8	10/31/2007

There were no amounts recaptured during the fiscal year ended October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.60%

Class C2 merged into Class C on June 15, 2004.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$83
Retained by Underwriter	5
Contingent Deferred Sales Charge	47

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annualized fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $12 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annul per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The Fund paid ATIS $39 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$5,443
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	11,096
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1)
Undistributed net investment income (loss)	1

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$587	October 31, 2008

The capital loss carryforward utilized during the year ended October 31, 2004 was $327.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Tax Exempt Income	$1,294
Long-term capital gain	–
2004 Distributions paid from:
Tax Exempt Income	$1,190
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Tax Exempt Income	$19
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(587)
Net Unrealized Appreciation (Depreciation)	$2,218

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$28,588
Unrealized Appreciation	$2,223
Unrealized (Depreciation)	(5)
Net Unrealized Appreciation (Depreciation)	$2,218

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Federated Tax Exempt

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Federated Tax Exempt (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Great Companies–AmericaSM

MARKET ENVIRONMENT

The market environment over the past twelve months has not been ideal for equities. The market likes certainty, and these times have been anything but certain. The major events negatively impacting the market have included:

•  The uncertainties of the Presidential election-investors always question who will win and how stocks will be affected.

•  The continued rise in the price of oil-there is an inverse relationship between oil prices and equity prices, and as oil prices rose, stock markets declined.

•  The Spitzer investigations-Mr. Spitzer's (attorney general of New York State) investigations have highlighted poor corporate governance both in individual companies and mutual funds which has dampened investor enthusiasm for equities.

•  The war in Iraq-the costs of the war and the loss of American lives has caused many people to question the value of this war.

•  The rising real estate market-has attracted investors who sold stocks and invested in real estate.

•  A major budget deficit-while necessary because of 9/11, the large deficit has become a long-term concern.

The positive factors have included the following:

•  A low interest rate environment-with very little inflation.

•  A growing economy-although growth is tepid, the economy is expanding.

Compared to 1999 when initial public offerings ("IPO's") and day trading were the talk of the day, many people are down on equities. This has resulted in many stocks in TA IDEX Great Companies–AmericaSM trading well below their intrinsic values.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Great Companies–AmericaSM, Class A returned 0.93%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, returned 9.41%.

STRATEGY REVIEW

In this environment, the stocks that have outperformed have included cyclical stocks, with oil and gas stocks, and utilities leading the way. While these two sectors tend to under-perform the market over the long-term, in the short-term they performed better than the market.

The stocks in the portfolio that outperformed included General Electric Company (+20.55), Johnson & Johnson (+18.25) and First Data Corporation (+15.85). Underperformers included Texas Instruments Incorporated (-15.16), Colgate-Palmolive Company (-14.53) and Wyeth (-7.97).

We have continued to follow our disciplined approach of carefully analyzing stocks before adding to or deleting them from the portfolio. Stocks that are trading well below their intrinsic values are given additional weighting in the portfolio. As of October 31, 2004 the average stock in the portfolio was trading at a 21% discount to its intrinsic value. For some time now, large-cap blue chip stocks have underperformed the market. Because of the discounts that exist, we believe that these stocks will once again return to favor in the near future.

Jim Huguet

Gerry Bollman, CFA

Matt Stephani, CFA, CPA

Co-Fund Managers
Great Companies, L.L.C.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Great Companies–AmericaSM

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	0.93%	(2.80)%	7/14/00
Class A (POP)	(4.62)%	(4.07)%	7/14/00
S&P 500[1]	9.41%	(5.05)%	7/14/00
Class B (NAV)	0.35%	(3.45)%	7/14/00
Class B (POP)	(4.65)%	(3.68)%	7/14/00
Class C (NAV)	0.23%	7.07%	11/11/02
Class C (POP)	(0.77)%	7.07%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Great Companies–AmericaSM

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$963.20	1.56%	$7.70
Hypothetical (b)	1,000.00	1,017.29	1.56	7.91
Class B
Actual	1,000.00	960.90	2.16	10.65
Hypothetical (b)	1,000.00	1,014.28	2.16	10.94
Class C
Actual	1,000.00	959.80	2.22	10.94
Hypothetical (b)	1,000.00	1,013.98	2.22	11.24

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.2%)
Aerospace (7.3%)
United Technologies Corp.	98,302	$9,125
Beverages (4.7%)
PepsiCo, Inc.	120,000	5,950
Business Services (13.6%)
First Data Corp.	190,900	7,880
Omnicom Group, Inc. (a)	116,300	9,176
Chemicals & Allied Products (9.2%)
Colgate-Palmolive Co.	131,800	5,881
Procter & Gamble Co.	110,400	5,650
Commercial Banks (4.9%)
Citigroup, Inc.	139,700	6,199
Computer & Office Equipment (5.4%)
International Business Machines Corp.	74,800	6,713
Electronic & Other Electric Equipment (7.7%)
General Electric Co.	283,300	9,666
Electronic Components & Accessories (5.2%)
Texas Instruments, Inc.	265,001	6,479
Insurance (4.2%)
American International Group, Inc.	85,700	5,203
Medical Instruments & Supplies (9.7%)
Medtronic, Inc.	184,100	9,409
Zimmer Holdings, Inc. (b)	35,200	2,731
Paper & Allied Products (4.4%)
3M Co.	71,100	5,515
Pharmaceuticals (14.0%)
Abbott Laboratories	154,700	6,596
Johnson & Johnson	50,300	2,936
Pfizer, Inc.	192,900	5,585
Wyeth	59,500	2,359
Security & Commodity Brokers (7.9%)
Goldman Sachs Group, Inc.	27,000	2,656
Lehman Brothers Holdings, Inc.	39,600	3,253
Merrill Lynch & Co., Inc.	74,600	4,024
Total Common Stocks (cost: $115,206)		122,986
	Principal	Value
SECURITY LENDING COLLATERAL (2.5%)
Debt (2.3%)
Bank Notes (0.5%)
Bank of America 1.77%, due 12/03/2004	$153	$153
1.88%, due 12/23/2004	51	51
1.77%, due 01/18/2005	102	102

	Principal	Value
Bank Notes (continued)
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	$230	$230
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	26	26
Commercial Paper (0.2%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	76	76
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	26	26
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	76 102	76 102
Galaxy Funding 144A 1.88%, due 11/22/2004	26	26
Euro Dollar Terms (1.1%)
Bank of Montreal 1.88%, due 11/24/2004	242	242
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	128 102 102	128 102 102
Calyon 1.70%, due 11/24/2004	13	13
Citigroup 2.06%, due 01/25/2005	256	256
Den Danske Bank 1.82%, due 11/19/2004	128	128
Dexia Group 2.04%, due 01/21/2005	59	59
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	51	51
Royal Bank of Scotland 2.01%, due 01/20/2005	102	102
Toronto Dominion Bank 1.70%, due 11/08/2004	51	51
Wells Fargo 1.87%, due 11/22/2004	128	128
Promissory Notes (0.2%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	107 179	107 179
Repurchase Agreements (0.3%)
Merrill Lynch & Co., Inc. (c) 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $409 on 11/01/2004	409	409

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (0.2%)
Money Market Funds (0.2%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	125,696	$126
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	91,983	92
Total Security Lending Collateral (cost: $3,143)		3,143
Total Investment Securities (cost: $118,349)		$126,129

		Value
SUMMARY:
Investments, at value	100.7%	$126,129
Liabilities in excess of other assets	(0.7)%	(913)
Net assets	100.0%	$125,216

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $3,075.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $418, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $230 or 0.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Great Companies–AmericaSM

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $118,349) (including securities loaned of $3,075)	$126,129
Cash	2,887
Receivables:
Shares of beneficial interest sold	18
Interest	3
Dividends	206
Other	7
129,250
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	509
Management and advisory fees	170
Distribution fees	64
Transfer agent fees	73
Payable for collateral for securities on loan	3,143
Other	75
4,034
Net Assets	$125,216
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$140,240
Accumulated net investment income (loss)	(2)
Accumulated net realized gain (loss) from investment securities	(22,801)
Net unrealized appreciation (depreciation) on investment securities	7,779
Net Assets	$125,216
Net Assets by Class:
Class A	$44,056
Class B	54,460
Class C	26,700
Shares Outstanding:
Class A	4,977
Class B	6,335
Class C	3,107
Net Asset Value Per Share:
Class A	$8.85
Class B	8.60
Class C	8.59
Maximum Offering Price Per Share (a):
Class A	$9.37

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$19
Dividends	2,163
Income from loaned securities–net	4
2,186
Expenses:
Management and advisory fees	1,117
Transfer agent fees:
Class A	135
Class B	163
Class C	32
Class C2	32
Class M	24
Printing and shareholder reports	45
Custody fees	18
Administration fees	24
Legal fees	5
Audit and accounting fees	13
Trustees fees	9
Registration fees:
Class A	24
Class B	12
Class C	16
Class C2	4
Class M	3
Other	7
Distribution and service fees:
Class A	175
Class B	609
Class C	122
Class C2	102
Class M	68
Total expenses	2,759
Less:
Reimbursement of class expenses: Class A	(2)
Class C	(7)
Net expenses	2,750
Net Investment Income (Loss)	(564)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	1,147
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	439
Net Gain (Loss) on Investment Securities	1,586
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,022

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Great Companies–AmericaSM

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(564)	$(461)
Net realized gain (loss) from investment securities	1,147	(12,017)
Net unrealized appreciation (depreciation) on investment securities	439	31,487
	1,022	19,009
Capital Share Transactions:
Proceeds from shares sold:
Class A	10,563	24,736
Class B	4,872	14,569
Class C	4,740	4,415
Class C2	652	2,235
Class M	718	1,696
	21,545	47,651
Cost of shares redeemed:
Class A	(16,054)	(39,467)
Class B	(12,938)	(12,855)
Class C	(3,961)	(261)
Class C2	(3,142)	(4,009)
Class M	(2,627)	(2,623)
	(38,722)	(59,215)
Class level exchanges:
Class C	22,151	–
Class C2	(15,042)	–
Class M	(7,109)	–
	–	–
Automatic conversions:
Class A	20	–
Class B	(20)	–
	–	–
	(17,177)	(11,564)
Net increase (decrease) in net assets	(16,155)	7,445
Net Assets:
Beginning of year	141,371	133,926
End of year	$125,216	$141,371
Accumulated Net Investment Income (Loss)	$(2)	$(2)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	1,161	3,165
Class B	547	1,828
Class C	534	554
Class C2	73	284
Class M	81	216
	2,396	6,047
Shares redeemed:
Class A	(1,775)	(4,833)
Class B	(1,466)	(1,654)
Class C	(452)	(32)
Class C2	(349)	(520)
Class M	(294)	(335)
	(4,336)	(7,374)
Class level exchanges:
Class C	2,503	–
Class C2	(1,676)	–
Class M	(823)	–
	4	–
Automatic conversions:
Class A	2	–
Class B	(2)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(612)	(1,668)
Class B	(921)	174
Class C	2,585	522
Class C2	(1,952)	(236)
Class M	(1,036)	(119)
	(1,936)	(1,327)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Great Companies–AmericaSM

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$8.77	$–	$0.08	$0.08	$–	$–	$–	$8.85
	10/31/2003	7.65	–	1.12	1.12	–	–	–	8.77
	10/31/2002	8.96	(0.01)	(1.30)	(1.31)	–	–	–	7.65
	10/31/2001	10.58	(0.02)	(1.60)	(1.62)	–	–	–	8.96
	10/31/2000	10.00	–	0.58	0.58	–	–	–	10.58
Class B	10/31/2004	8.57	(0.06)	0.09	0.03	–	–	–	8.60
	10/31/2003	7.52	(0.05)	1.10	1.05	–	–	–	8.57
	10/31/2002	8.87	(0.08)	(1.27)	(1.35)	–	–	–	7.52
	10/31/2001	10.56	(0.08)	(1.61)	(1.69)	–	–	–	8.87
	10/31/2000	10.00	(0.02)	0.58	0.56	–	–	–	10.56
Class C	10/31/2004	8.57	(0.06)	0.08	0.02	–	–	–	8.59
	10/31/2003	7.51	(0.05)	1.11	1.06	–	–	–	8.57

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	0.93%	$44,056	1.55%	1.55%	0.00%	23%
	10/31/2003	14.64	49,040	1.55	1.66	0.05	54
	10/31/2002	(14.59)	55,508	1.55	1.66	(0.16)	28
	10/31/2001	(15.35)	38,345	1.55	1.78	(0.18)	65
	10/31/2000	5.81	13,377	1.55	3.38	(0.08)	2
Class B	10/31/2004	0.35	54,460	2.17	2.17	(0.62)	23
	10/31/2003	13.96	62,205	2.20	2.31	(0.60)	54
	10/31/2002	(15.26)	53,256	2.20	2.31	(0.81)	28
	10/31/2001	(15.98)	40,769	2.20	2.43	(0.83)	65
	10/31/2000	5.62	7,839	2.20	4.03	(0.73)	2
Class C	10/31/2004	0.23	26,700	2.20	2.26	(0.64)	23
	10/31/2003	14.11	4,474	2.20	2.31	(0.60)	54

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for the periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Great Companies–America ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Great Companies–AmericaSM ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on July 14, 2000. The Fund is "non-diversified" under the 1940 Act.

On March 1, 2004, the Fund changed its name from IDEX Great Companies–AmericaSM to TA IDEX Great Companies–AmericaSM.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is my arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $1 are included in net realized gains in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $3. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70 of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$148	10/31/2006
Fiscal Year 2002	146	10/31/2005

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2004: Class A	$2	10/31/2007
Class C	7	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$778
Retained by Underwriter	35
Contingent Deferred Sales Charge	194

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $24 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $385 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $6. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$31,997
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	48,082
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(564)
Undistributed net investment income (loss)	564

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$3,191	October 31, 2009
6,883	October 31, 2010
10,217	October 31, 2011

The capital loss carryover utilized during the year ended October 31, 2004 was $922.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(20,291)
Net Unrealized Appreciation (Depreciation)	$5,270

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$120,859
Unrealized Appreciation	$9,923
Unrealized (Depreciation)	(4,653)
Net Unrealized Appreciation (Depreciation)	$5,270

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Great Companies–America

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Great Companies–America (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Great Companies–AmericaSM

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
80.89%	7.07%	12.04%

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Great Companies–TechnologySM

MARKET ENVIRONMENT

After tremendous returns in the previous year, this past year has seen modest returns and rising anxiety on a number of fronts. The political uncertainty of a close race, the rising relative price of energy, and the worries about global terror have all depressed investors' optimism of last autumn. However, we have had tremendous fundamental expansion as a backdrop too. As each of the concerns begins to wane, we expect that market conditions will improve substantially.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Great Companies – TechnologySM, Class A returned 5.26%. By comparison its primary and secondary benchmarks, the NASDAQ 100 Index ("NASDAQ 100") and the NASDAQ Composite Index, returned 4.97% and 2.21%, respectively.

STRATEGY REVIEW

Our selection of outperforming stocks such as the security software company Symantec Corporation, which posted a one year gain in excess of 70%, has helped offset weakness in many of the technology related stocks and lead to out-performance of our portfolio on the whole. Internet stocks such as eBay Inc. and Yahoo! Inc., posted gains of 75% and 66%, respectively over the last one year period, offsetting weakness in semiconductor and semiconductor capital equipment stocks such as Intel Corporation, which declined by -32% over the last year.

Over the past year, the semiconductor industry and its capital goods suppliers have both experienced a downturn brought about by investor concerns over supplies and inventories, and for this reason their stock prices have suffered. As a result, long term reasonable estimates of growth and profitability show great potential in these sectors when this adjustment period is over, and we factor this into our management strategy.

As additional capacity for energy and other commodity production eases concerns about adequacy of raw material supplies, we believe growth rates in the Far East will resume above-average levels and much of the current concern with global growth will fade.

As in the past, we have occasionally trimmed positions in stocks that have advanced in price above our estimate of intrinsic value and we tend to redeploy the proceeds in stocks that exhibit discounts from their intrinsic values. We also look carefully at fundamental progress in each of our companies, trying to distinguish whether short-term deviations from sales, margin or earnings trends are aberrations or a true change in trend. We seek to increase positions where aberrations create valuation opportunities and discard positions in companies where the fundamentals are deteriorating in a more permanent way.

Jim Huguet

Gerry Bollman, CFA

Matt Stephani, CFA, CPA

Co-Fund Managers
Great Companies, L.L.C.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Great Companies–TechnologySM

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	5.26%	(26.18)%	7/14/00
Class A (POP)	(0.53)%	(21.22)%	7/14/00
NASDAQ 100[1]	4.97%	(20.78)%	7/14/00
NASDAQ Composite[1]	2.21%	(16.33)%	7/14/00
Class B (NAV)	4.84%	(20.77)%	7/14/00
Class B (POP)	(0.16)%	(20.96)%	7/14/00
Class C (NAV)	4.56%	22.82%	11/11/02
Class C (POP)	3.56%	22.82%	11/11/02

NOTES

1  The NASDAQ 100 Index (NASDAQ 100) and the NASDAQ Composite (NASDAQ Composite) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Great Companies–TechnologySM

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,027.00	1.46%	$7.44
Hypothetical (b)	1,000.00	1,017.80	1.46	7.41
Class B
Actual	1,000.00	1,027.90	1.90	9.69
Hypothetical (b)	1,000.00	1,015.58	1.90	9.63
Class C
Actual	1,000.00	1,025.10	2.39	12.17
Hypothetical (b)	1,000.00	1,013.12	2.39	12.09

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At October 31, 2004

This chart shows the percentage breakdown by Industry of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (92.1%)
Business Services (10.1%)
eBay, Inc. (a)	46,300	$4,519
First Data Corp.	209,083	8,631
Communications Equipment (5.4%)
QUALCOMM, Inc.	169,500	7,087
Computer & Data Processing Services (21.1%)
Electronic Arts, Inc. (a)(b)	103,100	4,631
Microsoft Corp.	393,500	11,014
Symantec Corp. (a)(b)	141,900	8,080
Yahoo!, Inc. (a)	106,520	3,855
Computer & Office Equipment (23.9%)
Cisco Systems, Inc. (a)	313,600	6,024
Dell, Inc. (a)	245,900	8,621
EMC Corp. (a)	770,000	9,910
International Business Machines Corp.	74,700	6,704
Electronic Components & Accessories (21.6%)
Analog Devices, Inc. (b)	152,700	6,148
Intel Corp.	203,024	4,519
Maxim Integrated Products, Inc.	123,900	5,451
Texas Instruments, Inc.	242,300	5,924
Xilinx, Inc.	203,100	6,215
Industrial Machinery & Equipment (2.9%)
Applied Materials, Inc. (a)	235,100	3,785
Instruments & Related Products (2.5%)
Waters Corp. (a)	79,400	3,279
Pharmaceuticals (4.6%)
Amgen, Inc. (a)	106,300	6,038
Total Common Stocks (cost: $109,104)		120,435
	Principal	Value
SECURITY LENDING COLLATERAL (6.3%)
Debt (5.9%)
Bank Notes (1.1%)
Bank of America 1.77%, due 12/03/2004	$404	$404
1.88%, due 12/23/2004	135	135
1.77%, due 01/18/2005	269	269
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	606	606
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	67	67
Commercial Paper (0.6%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	200	200

	Principal	Value
Commercial Paper (continued)
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	$67	$67
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	201 269	201 269
Galaxy Funding 144A 1.88%, due 11/22/2004	67	67
Euro Dollar Terms (2.8%)
Bank of Montreal 1.88%, due 11/24/2004	637	637
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	336 269 269	336 269 269
Calyon 1.70%, due 11/24/2004	36	36
Citigroup 2.06%, due 01/25/2005	673	673
Den Danske Bank 1.82%, due 11/19/2004	336	336
Dexia Group 2.04%, due 01/21/2005	156	156
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	135	135
Royal Bank of Scotland 2.01%, due 01/20/2005	269	269
Toronto Dominion Bank 1.70%, due 11/08/2004	135	135
Wells Fargo 1.87%, due 11/22/2004	336	336
Promissory Notes (0.6%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	283 471	283 471
Repurchase Agreements (0.8%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $1,076 on 11/01/04 (c)	1,076	1,076
	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	330,975	$331

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Money Market Funds (continued)
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	242,204	$242
Total Security Lending Collateral (cost: $8,275)		8,275
Total Investment Securities (cost: $117,379)		$128,710

		Value
SUMMARY:
Investments, at value	98.3%	$128,710
Other assets in excess of liabilities	1.7%	2,238
Net assets	100.0%	$130,948

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $8,032.

(c)  Cash collateral for the Repurchase Agreements, valued at $1,098, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $604 or 0.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Great Companies–TechnologySM

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $117,379) (including securities loaned of 8,032)	$128,710
Cash	10,724
Receivables:
Shares of beneficial interest sold	2
Interest	10
Dividends	6
Other	2
139,454
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	19
Management and advisory fees	84
Distribution fees	41
Transfer agent fees	19
Payable for collateral for securities on loan	8,275
Other	68
8,506
Net Assets	$130,948
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$128,833
Accumulated net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	(9,216)
Net unrealized appreciation (depreciation) on investment securities	11,331
Net Assets	$130,948
Net Assets by Class:
Class A	$119,985
Class B	6,874
Class C	4,089
Shares Outstanding:
Class A	31,539
Class B	1,871
Class C	1,115
Net Asset Value Per Share:
Class A	$3.80
Class B	3.68
Class C	3.67
Maximum Offering Price Per Share (a):
Class A	$4.02

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$51
Dividends	223
Income from loaned securities–net	8
282
Expenses:
Management and advisory fees	950
Transfer agent fees
Class A	102
Class B	4
Class C	–
Class C2	2
Class M	1
Printing and shareholder reports	11
Custody fees	17
Administration fees	22
Legal fees	4
Audit and accounting fees	12
Trustees fees	7
Registration fees
Class A	52
Class B	–
Class C	14
Class C2	1
Class M	1
Other	6
Distribution and service fees:
Class A	372
Class B	76
Class C	19
Class C2	15
Class M	11
Total expenses	1,699
Less: Reimbursement of class expenses: Class C	(7)
Net expenses	1,692
Net Investment Income (Loss)	(1,410)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	7,229
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(596)
Net Gain (Loss) on Investment Securities	6,633
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,223

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Great Companies–TechnologySM

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1,410)	$(545)
Net realized gain (loss) from investment securities	7,229	(1,484)
Net unrealized appreciation (depreciation) on investment securities	(596)	17,809
	5,223	15,780
Capital Share Transactions:
Proceeds from shares sold:
Class A	43,251	63,338
Class B	1,211	3,041
Class C	1,072	733
Class C2	217	989
Class M	169	669
	45,920	68,770
Cost of shares redeemed:
Class A	(6,253)	(4,133)
Class B	(2,528)	(1,512)
Class C	(1,125)	(39)
Class C2	(485)	(538)
Class M	(584)	(776)
	(10,975)	(6,998)
Class level exchanges:
Class C	3,369	–
Class C2	(2,246)	–
Class M	(1,123)	–
	–	–
Automatic conversions:
Class A	5	–
Class B	(5)	–
	–	–
	34,945	61,772
Net increase (decrease) in net assets	40,168	77,552
Net Assets:
Beginning of year	90,780	13,228
End of year	$130,948	$90,780
Accumulated Net Investment Income (Loss)	$–	$–

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	11,526	20,626
Class B	335	1,020
Class C	299	222
Class C2	60	359
Class M	47	226
	12,267	22,453
Shares redeemed:
Class A	(1,667)	(1,465)
Class B	(705)	(516)
Class C	(316)	(11)
Class C2	(133)	(181)
Class M	(161)	(268)
	(2,982)	(2,441)
Class level exchanges:
Class C	921	–
Class C2	(602)	–
Class M	(318)	–
	1	–
Automatic conversions:
Class A	1	–
Class B	(1)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	9,860	19,161
Class B	(371)	504
Class C	904	211
Class C2	(675)	178
Class M	(432)	(42)
	9,286	20,012

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Great Companies–TechnologySM

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$3.61	$(0.04)	$0.23	$0.19	$–	$–	$–	$3.80
	10/31/2003	2.56	(0.04)	1.09	1.05	–	–	–	3.61
	10/31/2002	3.63	(0.05)	(1.02)	(1.07)	–	–	–	2.56
	10/31/2001	7.93	(0.06)	(4.24)	(4.30)	–	–	–	3.63
	10/31/2000	10.00	–	(2.07)	(2.07)	–	–	–	7.93
Class B	10/31/2004	3.51	(0.06)	0.23	0.17	–	–	–	3.68
	10/31/2003	2.50	(0.06)	1.07	1.01	–	–	–	3.51
	10/31/2002	3.58	(0.08)	(1.00)	(1.08)	–	–	–	2.50
	10/31/2001	7.91	(0.10)	(4.23)	(4.33)	–	–	–	3.58
	10/31/2000	10.00	(0.02)	(2.07)	(2.09)	–	–	–	7.91
Class C	10/31/2004	3.51	(0.07)	0.23	0.16	–	–	–	3.67
	10/31/2003	2.45	(0.06)	1.12	1.06	–	–	–	3.51

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	5.26%	$119,985	1.36%	1.36%	(1.12)%	41%
	10/31/2003	41.02	78,289	1.55	1.90	(1.23)	24
	10/31/2002	(29.45)	6,445	1.55	2.61	(1.40)	64
	10/31/2001	(54.26)	7,106	1.55	2.68	(1.04)	58
	10/31/2000	(20.66)	6,322	1.55	5.55	(0.64)	11
Class B	10/31/2004	4.84	6,874	1.91	1.91	(1.68)	41
	10/31/2003	40.40	7,864	2.20	2.55	(1.88)	24
	10/31/2002	(30.12)	4,348	2.20	3.26	(2.05)	64
	10/31/2001	(54.80)	5,938	2.20	3.33	(1.69)	58
	10/31/2000	(20.86)	3,295	2.20	6.20	(1.29)	11
Class C	10/31/2004	4.56	4,089	2.20	2.60	(1.94)	41
	10/31/2003	43.27	739	2.20	2.55	(1.88)	24

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable periods without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Great Companies–Technology ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Great Companies–TechnologySM ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on July 14, 2000. The Fund is "non-diversified" under the 1940 Act.

On March 1, 2004, the Fund changed its name from IDEX Great Companies–TechnologySM to TA IDEX Great Companies–TechnologySM.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission Recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $11 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $3 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$7,543	6%
TA IDEX Asset Allocation– Growth Portfolio	29,630	23%
TA IDEX Asset Allocation– Moderate Growth Portfolio	48,518	37%
TA IDEX Asset Allocation– Moderate Portfolio	24,652	19%
Total	$110,343	85%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$138	10/31/2006
Fiscal Year 2002	193	10/31/2005

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2004 Class C	7	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$137
Retained by Underwriter	6
Contingent Deferred Sales Charge	24

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $22 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $109 for the year ended October 31, 2004.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$74,989
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	43,618
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1,410)
Undistributed net investment income (loss)	1,410

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$6,163	October 31, 2010
1,294	October 31, 2011

The capital loss utilized during the year ended October 31, 2004 was $7,204.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(7,457)
Net Unrealized Appreciation (Depreciation)	$9,572

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$119,138
Unrealized Appreciation	$11,494
Unrealized (Depreciation)	(1,922)
Net Unrealized Appreciation (Depreciation)	$9,572

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Great Companies–TechnologySM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Great Companies–TechnologySM (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Great Companies–TechnologySM

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

TA IDEX Great Companies-Technology

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
85.43%	8.27%	6.30%

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Janus Growth

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Janus Growth Class A returned 9.28%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned 9.41%.

STRATEGY REVIEW

The difference in performance between the portfolio and its benchmark can be attributed in part to the portfolio's lack of exposure to the energy industry, which was an exceptionally strong area of the market and one of the biggest contributors to the S&P 500's return during the period. The portfolio's gains were also restrained by a small weighting relative to its benchmark in the industrials sector, another area of strength in the market. However, two areas of strength in the portfolio were the healthcare and information technology ("IT") sectors, groups in which we made particularly strong stock selection and had substantial exposure.

We remained focused on large-cap companies that we believe have dominant and differentiated franchises and that generate sustainable top and bottom-line earnings growth. These are generally businesses that have a dynamic new product or service and great secular growth characteristics. We also continue to be very particular about what we pay for a stock, especially when it comes to old-world economy businesses, which are typically in mature industries in which secular growth is a thing of the past. This explains the portfolio's current lack of exposure to the energy sector and limited exposure to industrials. We tend to buy companies in these industries only if there's been a profound change in their business opportunity that enables them to meet the criteria we mentioned above–leading-edge product, market dominance, etc.

In biotechnology, Celgene Corporation posted strong results, driven by excitement over the cancer therapy specialists Thalomid and Revlimid. Thalomid has shown great promise in treating a common form of blood cancer known as multiple myeloma. Already approved by the Food and Drug Administration ("FDA") to help heal skin lesions caused by leprosy, Thalomid has been used "off label" since 1998 to treat multiple myeloma and other cancers. We believe that the FDA's approval of Thalomid for the treatment of multiple myeloma, which is expected to take place during the first half of 2005, should propel sales even higher and power earnings well into the future.

Mandalay Resort Group certainly delivered positive results for the period and rose above the competition in more ways than one. Earlier this year, the Las Vegas hotel-casino resort operator opened THEhotel at Mandalay Bay, a 43-story, 1,120-suite tower, catering to visitors desiring a luxurious experience unlike what the desert gambling mecca typically offers. Additionally, the resort's 1.4-million-square-foot convention center continues to attract business and fill up rooms at very attractive rates. The crowning achievement, however, was when MGM Mirage stepped in this past June 4th and made a bid for the company at $71 a share, a 30% premium over the previous day's closing price.

As the market's tolerance for risk declined during the period, so did the stock price of Amazon.com, Inc. ("Amazon"). Key to the online retailer's success has been its ability to attract more active customers and to then persuade them to buy more products. Despite this winning business strategy, the company recently announced that earnings for the upcoming quarter would likely be lower than investors anticipated due to costs associated with opening a new distribution center in Europe and hiring additional IT staff. Consequently, though we find Amazon to be a great long-term growth story, we decided to reduce our stake.

Radio broadcaster and billboard advertising company Clear Channel Communications. Inc. ("Clear Channel") also traded lower. Watching the stock slide has been a frustrating experience, particularly because the company has made all the right moves to grow revenues in a persistently weak advertising environment. Management has resolutely controlled expenses and has reduced its leverage by paying down debt. Plus, Clear Channel is aggressively buying back its stock in a billion-dollar repurchase program. In spite of its troubles, a new strategy the firm is pursuing has convinced us to stand by the name. Clear Channel's radio stations are reducing the time allocated every hour for station identification and self-promotion announcements so that listeners can enjoy more of what they tune in for–music. We believe this approach will boost ratings, which, in turn, will translate into stronger advertising pricing in 2005.

Edward Keely, CFA

Fund Manager
Janus Capital Management LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Janus Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	9.28%	(9.95%)	9.13%	11.47%	5/8/86
Class A (POP)	3.27%	(10.96%)	8.51%	11.13%	5/8/86
S&P 500[1]	9.41%	(2.21%)	11.01%	11.49%	5/8/86
Class B (NAV)	8.62%	(10.58%)	–	6.22%	10/1/95
Class B (POP)	3.62%	(10.72%)	–	6.22%	10/1/95
Class C (NAV)	8.62%	–	–	16.91%	11/11/02
Class C (POP)	7.62%	–	–	16.91%	11/11/02
Class T (NAV)	9.49%	(9.62%)	9.46%	12.24%	6/4/85
Class T (POP)	0.18%	(11.21%)	8.49%	11.73%	6/4/85

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 8.5% for T Shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Janus Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,020.80	1.51%	$7.67
Hypothetical (b)	1,000.00	1,017.80	1.51	7.66
Class B
Actual	1,000.00	1,014.58	2.10	10.65
Hypothetical (b)	1,000.00	1,014.58	2.10	10.63
Class C
Actual	1,000.00	1,017.80	2.07	10.50
Hypothetical (b)	1,000.00	1,014.73	2.07	10.48
Class T
Actual	1,000.00	1,021.00	1.45	7.37
Hypothetical (b)	1,000.00	1,017.85	1.45	7.35

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Janus Growth

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (88.7%)
Air Transportation (2.8%)
FedEx Corp. (a)	331,750	$30,229
Beer, Wine & Distilled Beverages (1.1%)
LVMH Moet Hennessy Louis Vuitton SA	182,673	12,478
Business Services (6.1%)
Clear Channel Communications, Inc.	1,365,840	45,619
eBay, Inc. (b)	220,085	21,482
Chemicals & Allied Products (1.6%)
Procter & Gamble Co.	332,230	17,004
Commercial Banks (5.7%)
Citigroup, Inc.	437,245	19,401
MBNA Corp.	1,136,430	29,127
Providian Financial Corp. (b)	887,380	13,799
Communication (5.5%)
Liberty Media Corp.–Class A	3,847,411	34,319
Liberty Media International, Inc.–Class A (b)	308,598	11,125
XM Satellite Radio Holdings, Inc.–Class A (a)(b)	457,380	14,782
Communications Equipment (3.0%)
Motorola, Inc.	955,860	16,498
Research In Motion, Ltd. (a)(b)	181,835	16,038
Computer & Data Processing Services (9.0%)
Check Point Software Technologies, Ltd. (a)(b)	212,230	4,801
Checkfree Corp. (a)(b)	409,200	12,685
Electronic Arts, Inc. (a)(b)	59,810	2,687
Yahoo!, Inc. (a)(b)	2,149,240	77,781
Computer & Office Equipment (2.8%)
Cisco Systems, Inc. (b)	870,197	16,716
Lexmark International, Inc. (a)(b)	160,530	13,342
Electronic Components & Accessories (4.0%)
Advanced Micro Devices, Inc. (a)(b)	1,949,010	32,782
Maxim Integrated Products, Inc.	255,510	11,240
Furniture & Fixtures (2.2%)
Kinetic Concepts, Inc. (b)	493,170	24,575
Hotels & Other Lodging Places (5.2%)
Four Seasons Hotels, Inc. (a)	105,455	7,131
Marriott International, Inc.–Class A	426,930	23,263
MGM Mirage, Inc. (a)(b)	31,170	1,677
Starwood Hotels & Resorts Worldwide, Inc.	529,140	25,256

	Shares	Value
Instruments & Related Products (1.4%)
Alcon, Inc. (a)	210,710	$15,003
Insurance (5.0%)
Aetna, Inc.	59,385	5,642
UnitedHealth Group, Inc.	683,775	49,505
Medical Instruments & Supplies (9.9%)
Biomet, Inc. (a)	358,670	16,743
Boston Scientific Corp. (b)	705,005	24,887
Medtronic, Inc. (a)	1,300,245	66,456
Paper & Allied Products (1.4%)
3M Co.	194,355	15,076
Personal Credit Institutions (1.2%)
SLM Corp.	294,480	13,328
Pharmaceuticals (10.5%)
Amgen, Inc. (b)	144,110	8,185
Celgene Corp. (a)(b)	613,580	18,174
Elan Corp. PLC, Sponsored ADR (a)(b)	410,290	10,585
Genentech, Inc. (b)	997,505	45,416
Roche Holding AG	323,715	32,978
Restaurants (2.2%)
McDonald's Corp.	836,080	24,372
Retail Trade (3.4%)
Amazon.Com, Inc. (a)(b)	202,260	6,903
Staples, Inc.	1,031,315	30,671
Water Transportation (4.7%)
Carnival Corp.	350,540	17,723
Royal Caribbean Cruises, Ltd. (a)	730,160	34,025
Total Common Stocks (cost: $779,422)		971,509
	Principal	Value
SECURITY LENDING COLLATERAL (10.4%)
Debt (9.7%)
Bank Notes (1.9%)
Bank of America 1.77%, due 12/03/2004	$5,538	$5,538
1.88%, due 12/23/2004	1,846	1,846
1.77%, due 01/18/2005	3,692	3,692
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	8,307	8,307
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	923	923
Commercial Paper (1.0%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	2,749	2,749
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	923	923

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Janus Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	$2,754	$2,754
1.75%, due 11/10/2004	3,692	3,692
Galaxy Funding 144A 1.88%, due 11/22/2004	923	923
Euro Dollar Terms (4.5%)
Bank of Montreal 1.88%, due 11/24/2004	8,744	8,744
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	4,615 3,692 3,692	4,615 3,692 3,692
Calyon 1.70%, due 11/24/2004	487	487
Citigroup 2.06%, due 01/25/2005	9,231	9,231
Den Danske Bank 1.82%, due 11/19/2004	4,615	4,615
Dexia Group 2.04%, due 01/21/2005	2,142	2,142
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	1,846	1,846
Royal Bank of Scotland 2.01%, due 01/20/2005	3,692	3,692
Toronto Dominion Bank 1.70%, due 11/08/2004	1,846	1,846
Wells Fargo 1.87%, due 11/22/2004	4,615	4,615

	Principal	Value
Promissory Notes (0.9%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	$3,877	$3,877
1.88%, due 01/27/2005	6,461	6,461
Repurchase Agreements (1.4%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $14,771 on 11/01/2004 (c)	14,769	14,769
	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	4,540,851	$4,541
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	3,322,947	3,323
Total Security Lending Collateral (cost: $113,535)		113,535
Total Investment Securities (cost: $892,957)		$1,085,044
SUMMARY:
Investments, at value	99.2%	$1,085,044
Other assets in excess of liabilities	0.8%	9,252
Net assets	100.0%	$1,094,296

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $108,498.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $15,064, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally, to qualified institutional buyers. At October 31, 2004 these securities aggregated $7,369 or 0.7% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Janus Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $892,957) (including securities loaned of $108,498)	$1,085,044
Cash	129,240
Receivables:
Investment securities sold	1,180
Shares of beneficial interest sold	426
Interest	122
Dividends	367
Dividend reclaims receivable	62
Other	320
1,216,761
Liabilities:
Investment securities purchased	4,624
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,489
Management and advisory fees	896
Distribution fees	400
Transfer agent fees	1,047
Payable for collateral for securities on loan	113,535
Other	474
122,465
Net Assets	$1,094,296
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,779,491
Accumulated net investment income (loss)	(344)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(876,868)
Net unrealized appreciation (depreciation) on:
Investment securities	192,012
Translation of assets and liabilites denominated in foreign currencies	5
Net Assets	$1,094,296
Net Assets by Class:
Class A	$573,640
Class B	203,408
Class C	71,196
Class T	246,052
Shares Outstanding:
Class A	26,606
Class B	10,150
Class C	3,555
Class T	10,991
Net Asset Value Per Share:
Class A	$21.56
Class B	20.04
Class C	20.03
Class T	22.39
Maximum Offering Price Per Share (a):
Class A	$22.81
Class T	24.47

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$419
Dividends	6,954
Less withholding taxes on foreign dividends	(176)
Income from loaned securities–net	145
7,342
Expenses:
Management and advisory fees	10,966
Transfer agent fees:
Class A	1,669
Class B	595
Class C	20
Class T	1,542
Class C2	66
Class M	162
Printing and shareholder reports	413
Custody fees	145
Administration fees	160
Legal fees	45
Audit and accounting fees	17
Trustees fees	78
Registration fees:
Class A	28
Class B	5
Class C	12
Class T	24
Class C2	1
Class M	3
Other	54
Distribution and service fees:
Class A	2,013
Class B	2,225
Class C	151
Class C2	184
Class M	430
Total expenses	21,008
Net Investment Income (Loss)	(13,666)
Net Realized Gain (Loss) from:
Investment securities	106,529
Foreign currency transactions	15
106,544
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	16,807
Translation of assets and liabilities denominated in foreign currencies	5
16,812
Net Gain (Loss) on Investments and Foreign Currency Transactions	123,356
Net Increase (Decrease) in Net Assets Resulting from Operations	$109,690

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Janus Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(13,666)	$(15,691)
Net realized gain (loss) from investment securities and foreign currency transactions	106,544	(89,352)
Net unrealized appreciation (depreciation) on investment securities and foreign currency transactions	16,812	372,706
	109,690	267,663
Capital Share Transactions:
Proceeds from shares sold:
Class A	67,910	97,031
Class B	10,284	16,501
Class C	1,430	925
Class C2	1,299	3,457
Class M	1,439	2,730
Class T	16,270	26,507
	98,632	147,151
Cost of shares redeemed:
Class A	(131,454)	(136,363)
Class B	(57,915)	(54,092)
Class C	(5,449)	(248)
Class C2	(7,522)	(11,227)
Class M	(17,120)	(17,848)
Class T	(218,736)	(62,594)
	(438,196)	(282,372)
Class level exchanges:
Class C	73,690	–
Class C2	(27,543)	–
Class M	(46,147)	–
	–	–
Automatic conversions:
Class A	1,347	–
Class B	(1,347)	–
	–	–
	(339,564)	(135,221)
Net increase (decrease) in net assets	(229,874)	132,442
Net Assets:
Beginning of year	1,324,170	1,191,728
End of year	$1,094,296	$1,324,170
Accumulated Net Investment Income (Loss)	$(344)	$(342)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	3,230	5,565
Class B	524	999
Class C	73	54
Class C2	66	215
Class M	73	164
Class T	750	1,445
	4,716	8,442
Shares redeemed:
Class A	(6,266)	(7,843)
Class B	(2,972)	(3,354)
Class C	(278)	(14)
Class C2	(385)	(687)
Class M	(867)	(1,099)
Class T	(10,137)	(3,528)
	(20,905)	(16,525)
Class level exchanges:
Class C	3,720	–
Class C2	(1,363)	–
Class M	(2,331)	–
	26	–
Automatic conversions:
Class A	63	–
Class B	(68)	–
	(5)	–
Net increase (decrease) in shares outstanding:
Class A	(2,973)	(2,278)
Class B	(2,516)	(2,355)
Class C	3,515	40
Class C2	(1,682)	(472)
Class M	(3,125)	(935)
Class T	(9,387)	(2,083)
	(16,168)	(8,083)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Janus Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$19.73	$(0.21)	$2.04	$1.83	$–	$–	$–	$21.56
	10/31/2003	15.87	(0.21)	4.07	3.86	–	–	–	19.73
	10/31/2002	19.64	(0.22)	(3.55)	(3.77)	–	–	–	15.87
	10/31/2001	43.81	(0.24)	(20.80)	(21.04)	–	(3.13)	(3.13)	19.64
	10/31/2000	46.72	0.03	5.35	5.38	–	(8.29)	(8.29)	43.81
Class B	10/31/2004	18.45	(0.32)	1.91	1.59	–	–	–	20.04
	10/31/2003	14.93	(0.31)	3.83	3.52	–	–	–	18.45
	10/31/2002	18.63	(0.34)	(3.36)	(3.70)	–	–	–	14.93
	10/31/2001	42.08	(0.41)	(19.91)	(20.32)	–	(3.13)	(3.13)	18.63
	10/31/2000	45.38	(0.36)	5.35	4.99	–	(8.29)	(8.29)	42.08
Class C	10/31/2004	18.45	(0.30)	1.88	1.58	–	–	–	20.03
	10/31/2003	14.74	(0.32)	4.03	3.71	–	–	–	18.45
Class T	10/31/2004	20.45	(0.16)	2.10	1.94	–	–	–	22.39
	10/31/2003	16.40	(0.16)	4.21	4.05	–	–	–	20.45
	10/31/2002	20.20	(0.16)	(3.64)	(3.80)	–	–	–	16.40
	10/31/2001	44.76	(0.14)	(21.29)	(21.43)	–	(3.13)	(3.13)	20.20
	10/31/2000	47.45	0.25	5.35	5.60	–	(8.29)	(8.29)	44.76

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.28%	$573,640	1.60%	1.60%	(1.01)%	41%
	10/31/2003	24.32	583,674	1.70	1.72	(1.22)	62
	10/31/2002	(19.21)	505,704	1.66	1.69	(1.10)	62
	10/31/2001	(51.31)	770,590	1.49	1.49	(0.83)	64
	10/31/2000	10.82	1,727,573	1.39	1.42	(0.61)	41
Class B	10/31/2004	8.62	203,408	2.22	2.22	(1.59)	41
	10/31/2003	23.58	233,731	2.35	2.37	(1.87)	62
	10/31/2002	(19.86)	224,348	2.31	2.35	(1.75)	62
	10/31/2001	(51.74)	354,949	2.14	2.14	(1.48)	64
	10/31/2000	10.11	775,252	2.04	2.07	(1.26)	41
Class C	10/31/2004	8.62	71,196	2.08	2.08	(1.44)	41
	10/31/2003	25.17	735	2.35	2.37	(1.88)	62
Class T	10/31/2004	9.49	246,052	1.38	1.38	(0.75)	41
	10/31/2003	24.70	416,719	1.35	1.37	(0.87)	62
	10/31/2002	(18.82)	368,301	1.31	1.34	(0.75)	62
	10/31/2001	(51.07)	546,317	1.14	1.14	(0.48)	64
	10/31/2000	11.20	1,232,295	1.04	1.07	(0.26)	41

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Janus Growth

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Janus Growth ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on May 8, 1986.

On March 1, 2004, the Fund changed its name from IDEX Janus Growth to TA IDEX Janus Growth.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Class T shares are not available to new investors. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $269 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $62 of program income for its services. When the Fund makes a security loan, it received cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S.

agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $41. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$4,824	0%
TA IDEX Asset Allocation– Growth Portfolio	38,436	4%
TA IDEX Asset Allocation– Moderate Growth Portfolio	38,384	4%
TA IDEX Asset Allocation– Moderate Portfolio	14,560	1%
Total	$96,204	9%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

1.00% of the first $250 million of ANA
0.90 of the next $500 million of ANA
0.80% of the next $750 million of ANA
0.70% of ANA over $1.5 billion

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.50% Expense Limit

The sub-adviser, Janus Capital Management, LLC, has agreed to a pricing discount based on the aggregate assets that they manage in the AEGON/Transamerica Series Fund, Inc. and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the year ended October 31, 2004 was $27 and is reflected as a reduction of management and advisory fees in the Statement of Operations.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund, excluding Class T. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%
Class T	N/A

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A, T and M shares and contingent deferred sales charges from Classes B, C, T, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$1,519
Retained by Underwriter	114
Contingent Deferred Sales Charge	498

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $160 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $4,054 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $320. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$467,668
U.S. Government	664
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	818,873
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

Reclassifications between Accumulated net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(13,763)
Accumulated net investment income (loss)	13,664
Accumulated net realized gain (loss) from investment securities and futures contracts	99

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$527,580	October 31, 2009
259,422	October 31, 2010
86,859	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $105,644.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(873,861)
Net Unrealized Appreciation (Depreciation)	$189,010	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$895,964
Unrealized Appreciation	$218,281
Unrealized (Depreciation)	(29,201)
Net Unrealized Appreciation (Depreciation)	$189,080

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Janus Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Janus Growth

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
76.27%	9.26%	14.47%

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX Jennison Growth

MARKET ENVIRONMENT

Over the last twelve months, there has been mixed economic data resulting in unsettled equity markets. At the beginning of this period, we saw solid growth and a dramatic rebound in corporate earnings that led to stronger equity returns. More recently, this growth has slowed and market returns have been relatively flat. Increased geo-political uncertainty and the impact of high-energy prices on the rate of growth in corporate profits, the pace of economic activity, and inflation were among chief concerns for investors recently. Economic data released indicated the soft patch in growth that began in June persisted for most of the period. Nevertheless, the Federal Reserve Board ("Fed") has raised rates by 25 basis points three times, during June and September, 2004, on the belief that this summer's sluggishness will give way to a stronger pace of expansion going forward. We believe the interplay of a number of factors, some more permanent than others, served to moderate aggregate activity both for consumers and businesses. Assuming none of these factors dramatically intensify we believe this weakness to be transitory with growth easing, but the economy staying on a healthy expansionary path.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Jennison Growth Class A returned 11.48%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned 9.41%.

STRATEGY REVIEW

Effective March 1, 2004 the mandate for the TA IDEX Jennison Growth changed from multi-cap value to large cap growth. Considering both strategies across the full time period, the portfolio posted a return of 11.48% and outperformed the S&P 500.

The majority of the portfolio's outperformance came in the first part of this period, while it was still being managed in the multi-cap value strategy. For those four months, the energy and materials sectors exhibited the strongest performance. Among the top performers were oil services stocks like Halliburton Company and Transocean, Inc. They benefited from the high price for oil and natural gas and improving demand for drilling services. Other strong performers were Symbol Technologies, Inc., the largest maker of bar code scanners and OfficeMax, Inc. (formerly, Boise Cascade Corporation), a multi-national contract and retail distributor of office supplies and paper, technology products and office furniture. No sector negatively impacted the portfolio, and very few holdings hurt the portfolio's performance more than minimally. Among the negative holdings were Wyeth, a pharmaceutical company and A.G. Edwards, Inc. a financial services company.

Since being managed as large cap growth, the portfolio was modestly negative and slightly underperformed the S&P 500. Performance within the portfolio, both positive and negative, was driven more by individual issues rather than overall sector performance.

Consumer discretionary had the largest positive impact on absolute return mainly due to the strength of two holdings, eBay Inc. ("eBay") and Starbucks Corporation ("Starbucks"). eBay enjoys a dominant market position and valuable brand recognition. We believe growing success in international markets will continue to be a key driver of strong revenue growth and earnings. Starbucks reported solid, steady results, which included increased revenues and very strong unit sales growth well above expectations. Returns in this sector were somewhat offset by poor performance from Tiffany & Co. which was hurt due to concerns over consumer spending, and weak international sales, especially in Japan.

Technology, currently our largest weighting in the portfolio, also produced varied results during the reporting period. The semiconductor industry was weak and several of these stocks, including Intel Corporation, Texas Instruments Incorporated and Agilent Technologies, Inc. were among the portfolio's bottom performers. Leading up to the summer, the outlook for business spending on semiconductors was positive and building momentum. However, demand slowed suddenly leading to excess inventories. This coincided with the seasonal slow down that typifies the industry during the summer months and weighed heavily on company performance. On the other hand, certain segments of technology have done quite well. Internet related companies, such as Google Inc. and Yahoo! Inc., benefited from explosive growth in Internet advertising revenue. In addition, strong consumer demand for digital devices has been an important sales driver of Research in Motion Limited's Blackberry and Apple Computer Inc.'s iPod. The proliferation of wireless consumer products has also benefited QUALCOMM Incorporated as its proprietary technology is used in many such applications.

Spiros Segalas

Blair A. Boyer

Michael A. Del Balso

Co-Fund Managers
Jennison Associates LLC

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TA IDEX Jennison Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	11.48%	(1.99)%	3.55%	2/1/96
Class A (POP)	5.34%	(3.09)%	2.88%	2/1/96
S&P 500[1]	9.41%	(2.21)%	8.51%	2/1/96
Class B (NAV)	10.93%	(2.60)%	2.93%	2/1/96
Class B (POP)	5.93%	(2.80)%	2.93%	2/1/96
Class C (NAV)	11.18%	–	17.42%	11/11/02
Class C (POP)	10.18%	–	17.42%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred salees charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Jennison Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,021.50	1.49%	$7.57
Hypothetical (b)	1,000.00	1,017.65	1.49	7.56
Class B
Actual	1,000.00	1,019.20	2.04	10.35
Hypothetical (b)	1,000.00	1,014.88	2.04	10.33
Class C
Actual	1,000.00	1,016.90	2.37	12.02
Hypothetical (b)	1,000.00	1,013.22	2.37	11.99

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2004

3

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.2%)
Apparel & Accessory Stores (1.5%)
Chico's FAS, Inc. (a)(b)	40,600	$1,625
Business Services (3.4%)
eBay, Inc. (b)	36,600	3,572
Chemicals & Allied Products (4.2%)
Avon Products, Inc.	39,300	1,554
Estee Lauder Cos. (The), Inc.–Class A	28,900	1,241
Procter & Gamble Co.	31,800	1,627
Commercial Banks (5.6%)
Bank of America Corp.	27,600	1,236
Citigroup, Inc.	4,300	191
JPMorgan Chase & Co.	67,100	2,590
State Street Corp.	42,600	1,919
Communication (0.6%)
Viacom, Inc.–Class B (a)	17,400	635
Communications Equipment (3.0%)
QUALCOMM, Inc.	41,600	1,739
Research In Motion, Ltd. (b)	16,700	1,473
Computer & Data Processing Services (14.2%)
Electronic Arts, Inc. (b)	48,100	2,161
Google, Inc.–Class A (a)(b)	5,900	1,125
Mercury Interactive Corp. (a)(b)	30,800	1,338
Microsoft Corp.	125,300	3,507
NAVTEQ Corp. (b)	17,900	722
SAP AG, Sponsored ADR	44,600	1,902
Symantec Corp. (a)(b)	9,600	547
Yahoo!, Inc. (b)	105,500	3,818
Computer & Office Equipment (7.4%)
Apple Computer, Inc. (b)	43,100	2,264
Cisco Systems, Inc. (b)	96,000	1,844
Dell, Inc. (b)	62,600	2,195
International Business Machines Corp.	10,100	906
Lexmark International, Inc. (b)	8,000	665
Educational Services (0.8%)
Apollo Group, Inc.–Class A (b)	13,200	871
Electronic & Other Electric Equipment (5.0%)
General Electric Co.	113,100	3,859
Harman International Industries, Inc.	11,800	1,418
Electronic Components & Accessories (5.7%)
Intel Corp.	72,700	1,618
Marvell Technology Group, Ltd. (a)(b)	64,900	1,854
Maxim Integrated Products, Inc.	23,300	1,025
Texas Instruments, Inc.	62,900	1,538
Food Stores (2.3%)
Kroger Co. (a)(b)	44,000	665
Whole Foods Market, Inc. (a)	21,800	1,775

	Shares	Value
Furniture & Home Furnishings Stores (2.4%)
Bed Bath & Beyond, Inc. (a)(b)	49,400	$2,015
Williams-Sonoma, Inc. (a)(b)	13,100	500
Health Services (1.6%)
Caremark Rx, Inc. (b)	55,900	1,675
Instruments & Related Products (2.7%)
Agilent Technologies, Inc. (b)	71,900	1,802
Alcon, Inc.	14,300	1,018
Insurance (1.2%)
American International Group, Inc.	21,100	1,281
Lumber & Other Building Materials (1.1%)
Lowe's Cos., Inc.	20,600	1,159
Management Services (0.0%)
Paychex, Inc.	1,400	46
Medical Instruments & Supplies (1.3%)
Guidant Corp.	21,300	1,419
Motion Pictures (0.1%)
DreamWorks Animation SKG, Inc.–Class A (b)	1,400	55
Oil & Gas Extraction (6.0%)
BJ Services Co. (a)	23,800	1,214
Schlumberger, Ltd.	44,400	2,795
Total SA, Sponsored ADR	22,700	2,367
Pharmaceuticals (12.7%)
Allergan, Inc.	20,600	1,474
Amgen, Inc. (b)	29,700	1,687
AstraZeneca PLC, Sponsored ADR (a)	25,600	1,055
Eli Lilly & Co.	29,500	1,620
Genentech, Inc. (b)	35,400	1,612
Gilead Sciences, Inc. (b)	43,400	1,503
IVAX Corp. (b)	12,625	228
Novartis AG, Sponsored ADR	32,900	1,580
Pfizer, Inc.	36,000	1,042
Roche Holding AG, Sponsored ADR	16,969	1,729
Radio & Television Broadcasting (1.6%)
Univision Communications, Inc.–Class A (b)	54,800	1,697
Restaurants (2.4%)
Starbucks Corp. (b)	47,100	2,491
Retail Trade (1.2%)
Petsmart, Inc.	23,600	755
Tiffany & Co.	18,400	540
Security & Commodity Brokers (5.3%)
American Express Co.	49,200	2,611
Goldman Sachs Group, Inc.	11,700	1,151
Merrill Lynch & Co., Inc.	35,300	1,904
Telecommunications (1.2%)
Vodafone Group PLC, Sponsored ADR	48,900	1,261

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

4

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Variety Stores (2.7%)
Costco Wholesale Corp.	21,800	$1,045
Target Corp.	36,100	1,806
Total Common Stocks (cost: $99,500)		103,156
	Principal	Value
SECURITY LENDING COLLATERAL (11.6%)
Debt (10.8%)
Bank Notes (2.1%)
Bank of America 1.77%, due 12/03/2004	$602	$602
1.88%, due 12/23/2004	201	201
1.77%, due 01/18/2005	402	402
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	904	904
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	100	100
Commercial Paper (1.1%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	299	299
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	100	100
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	299 402	299 402
Galaxy Funding 144A 1.88%, due 11/22/2004	100	100
Euro Dollar Terms (5.0%)
Bank of Montreal 1.88%, due 11/24/2004	951	951
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	502 402 402	502 402 402
Calyon 1.70%, due 11/24/2004	53	53
Citigroup 2.06%, due 01/25/2005	1,004	1,004

	Principal	Value
Euro Dollar Terms (continued)
Den Danske Bank 1.82%, due 11/19/2004	$502	$502
Dexia Group 2.04%, due 01/21/2005	233	233
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	201	201
Royal Bank of Scotland 2.01%, due 01/20/2005	402	402
Toronto Dominion Bank 1.70%, due 11/08/2004	201	201
Wells Fargo 1.87%, due 11/22/2004	502	502
Promissory Notes (1.1%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	422 703	422 703
Repurchase Agreements (1.5%)
Merrill Lynch & Co., Inc. (c) 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $1,606 on 11/1/2004	1,606	1,606
	Shares	Value
Investment Companies (0.8%)
Money Market Funds (0.8%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	493,937	$494
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	361,458	361
Total Security Lending Collateral (cost: $12,350)		12,350
Total Investment Securities (cost: $111,850)		$115,506
SUMMARY:
Investments, at value	108.8%	$115,506
Liabilities in excess of other assets	(8.8)%	(9,362)
Net assets	100.0%	$106,144

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $11,992.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $1,639, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securities are registered pusuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers.

At October 31, 2004, these securities aggregated $901 or 0.85% of the net assets of the Fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Jennison Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $111,850) (including securities loaned of $11,992)	$115,506
Cash	6,775
Receivables:
Investment securities sold	689
Shares of beneficial interest sold	246
Interest	6
Dividends	43
Other	5
123,270
Liabilities:
Investment securities purchased	4,422
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	99
Management and advisory fees	84
Distribution fees	56
Transfer agent fees	51
Payable for collateral for securities on loan	12,350
Other	64
17,126
Net Assets	$106,144
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$104,825
Accumulated net investment income (loss)	3
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(2,340)
Net unrealized appreciation (depreciation) on investment securities	3,656
Net Assets	$106,144
Net Assets by Class:
Class A	$57,760
Class B	34,667
Class C	13,717
Shares Outstanding:
Class A	6,069
Class B	3,841
Class C	1,515
Net Asset Value Per Share:
Class A	$9.52
Class B	9.03
Class C	9.05
Maximum Offering Price Per Share (a):
Class A	$10.07

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$19
Dividends	675
Income from loaned securities–net	15
Less withholding taxes on foreign dividends	(12)
697
Expenses:
Management and advisory fees	657
Transfer agent fees
Class A	83
Class B	102
Class C	13
Class C2	17
Class M	23
Printing and shareholder reports	28
Custody fees	24
Administration fees	17
Legal fees	3
Audit and accounting fees	12
Trustees fees	5
Registration fees
Class A	22
Class B	13
Class C	13
Class C2	2
Class M	4
Other	4
Distribution and service fees:
Class A	100
Class B	375
Class C	47
Class C2	47
Class M	59
Total expenses	1,670
Net Investment Income (Loss)	(973)
Net Realized Gain (Loss) from:
Investment securities	11,976
Foreign currency transactions	(9)
11,967
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,428)
Net Gain (Loss) on Investments and Foreign Currency Transactions	9,539
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,566

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

6

TA IDEX Jennison Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(973)	$(708)
Net realized gain (loss) from investment securities and foreign currency transactions	11,967	(2,454)
Net unrealized appreciation (depreciation) on investment securities	(2,428)	17,691
	8,566	14,529
Capital Share Transactions:
Proceeds from shares sold:
Class A	43,811	4,065
Class B	2,025	3,745
Class C	2,846	589
Class C2	369	1,689
Class M	1,047	763
	50,098	10,851
Cost of shares redeemed:
Class A	(8,121)	(11,152)
Class B	(8,690)	(10,927)
Class C	(3,250)	(64)
Class C2	(1,667)	(4,487)
Class M	(2,836)	(2,917)
	(24,564)	(29,547)

Class level exchanges:

Class C	13,383	–
Class C2	(7,197)	–
Class M	(6,186)	–
	–	–
Automatic conversions:
Class A	31	–
Class B	(31)	–
	–	–
	25,534	(18,696)
Net increase (decrease) in net assets	34,100	(4,167)
Net Assets:
Beginning of year	72,044	76,211
End of year	$106,144	$72,044
Accumulated Net Investment Income (Loss)	$3	$(3)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	4,731	549
Class B	228	533
Class C	319	84
Class C2	42	241
Class M	116	110
	5,436	1,517

Shares redeemed:

Class A	(872)	(1,514)
Class B	(990)	(1,584)
Class C	(373)	(9)
Class C2	(191)	(657)
Class M	(322)	(413)
	(2,748)	(4,177)

Class level exchanges:

Class C	1,494	–
Class C2	(791)	–
Class M	(703)	–
	–	–

Automatic conversions:

Class A	3	–
Class B	(4)	–
	(1)	–

Net increase (decrease) in shares outstanding:

Class A	3,862	(965)
Class B	(766)	(1,051)
Class C	1,440	75
Class C2	(940)	(416)
Class M	(909)	(303)
	2,687	(2,660)

The notes to the financial statements are an integral part of this report.

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TA IDEX Jennison Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$8.54	$(0.07)	$1.05	$0.98	$–	$–	$–	$9.52
	10/31/2003	6.88	(0.04)	1.70	1.66	–	–	–	8.54
	10/31/2002	8.04	(0.05)	(1.11)	(1.16)	–	–	–	6.88
	10/31/2001	10.26	(0.01)	(1.17)	(1.18)	–	(1.04)	(1.04)	8.04
	10/31/2000	12.14	(0.13)	(1.54)	(1.67)	–	(0.21)	(0.21)	10.26
Class B	10/31/2004	8.14	(0.12)	1.01	0.89	–	–	–	9.03
	10/31/2003	6.60	(0.08)	1.62	1.54	–	–	–	8.14
	10/31/2002	7.77	(0.10)	(1.07)	(1.17)	–	–	–	6.60
	10/31/2001	10.01	(0.05)	(1.15)	(1.20)	–	(1.04)	(1.04)	7.77
	10/31/2000	11.93	(0.17)	(1.54)	(1.71)	–	(0.21)	(0.21)	10.01
Class C	10/31/2004	8.14	(0.15)	1.06	0.91	–	–	–	9.05
	10/31/2003	6.60	(0.09)	1.63	1.54	–	–	–	8.14

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	11.48%	$57,760	1.59%	1.59%	(0.79)%	147%
	10/31/2003	24.13	18,833	1.75	1.90	(0.54)	100
	10/31/2002	(14.47)	21,836	1.75	1.82	(0.52)	98
	10/31/2001	(11.08)	17,670	1.55	2.44	(0.11)	158
	10/31/2000	(14.06)	4,147	1.55	2.66	(0.87)	244
Class B	10/31/2004	10.93	34,667	2.24	2.24	(1.37)	147
	10/31/2003	23.33	37,500	2.40	2.55	(1.19)	100
	10/31/2002	(15.10)	37,363	2.40	2.47	(1.17)	98
	10/31/2001	(11.54)	31,922	2.20	3.09	(0.76)	158
	10/31/2000	(14.70)	3,483	2.20	3.31	(1.52)	244
Class C	10/31/2004	11.18	13,717	2.39	2.39	(1.68)	147
	10/31/2003	23.33	607	2.40	2.55	(1.19)	100

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on the average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

8

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Jennison Growth ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on February 1, 1996.

On March 1, 2004, the Fund changed its name from IDEX Jennison Equity Opportunity to TA IDEX Jennison Growth.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $26 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $6 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

from the possible inability of counterparties to meet the terms of their contracts. There are no open forward foreign currency contract at October 31, 2004.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the

Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$199
Retained by Underwriter	7
Contingent Deferred Sales Charge	116

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

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Annual Report 2004

11

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The Fund paid ATFS $17 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $238 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$142,252
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	115,480
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(978)
Accumulated net investment income (loss)	979
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(1)

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(1,911)
Net Unrealized Appreciation (Depreciation)	$3,232	*

*  Amount includes unrealized appreciation (depreciation) of deferred compensation.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$1,911	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $11,943.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$112,273
Unrealized Appreciation	$7,720
Unrealized (Depreciation)	(4,487)
Net Unrealized Appreciation (Depreciation)	$3,233

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Jennison Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Jennison Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

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TA IDEX Jennison Growth

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
82.65%	9.41%	7.94%

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14

TA IDEX Marsico Growth

MARKET ENVIRONMENT

U.S. equity markets were able to produce solid absolute returns for the reporting period. The Standard and Poor's 500 Composite Stock Index ("S&P 500"), which is a proxy for the overall performance for U.S. large capitalization companies, had a total return of 9.41% for the twelve months ended October 31, 2004.

U.S. equities, in our view, overall were quite resilient in the face of significant obstacles such as: surging energy prices, uncertainty regarding the U.S. presidential election, a continued difficult situation in Iraq, and a variety of other serious geopolitical issues and concerns about terrorism. These events seemed to "trump" some significant positive developments on the economic front, including better-than-expected Gross Domestic Product ("GDP") growth, continued overall quiescent inflation, a generally good corporate profit environment, personal income growth, and strong housing markets.

There were a wide variety of contributors to the performance of the S&P 500 last year. Nine of the ten economic sectors (Global Industry Classification Standards Classifications ("GICS")) in the Index had a positive return. Interestingly, there was a significant shift in equity market leadership during the year as compared to prior periods. A reasonable summary "sound bite" for the year would be to say that it was a period in which many value-oriented areas of the U.S. equity market were the "places to be", while many growth-oriented sectors and industries in general were best avoided. Economic sectors such as energy, utilities, telecommunications services, and industrials were the strongest-performing areas within the S&P 500. The S&P 500 energy sector gained a remarkable 45%, while utilities (+24%), telecommunications services (21%), and industrials (+18%) also experienced significant gains. Meanwhile, two "traditional" growth sectors struggled somewhat last year. Health care, weighed down primarily by sub-par performance of pharmaceutical companies, eked out a modest gain of 2%. Information technology ("IT") was the sole sector to post a negative return (–1%) during the reporting period. That performance was influenced primarily by weakness in the semiconductor industry group, which had a decline of –25%.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Marisco Growth, Class A returned 2.01%. By comparison its benchmark, the S&P 500, returned 9.41%.

STRATEGY REVIEW

To a significant extent, the performance shortfall can be attributed to the manner in which we positioned the portfolio in terms of economic sector allocations. Throughout the year, the portfolio had minimal or no exposure to sectors such as energy, materials, utilities, and telecommunications services. As noted earlier in our commentary, these were among the strongest-performing sectors of the U.S. stock market. The relative (as compared to the S&P 500) lack of exposure to these areas, particularly energy, contributed materially to the portfolio's underperformance. With regard to energy, our decision to underweight this sector was explicitly related to our stock selection criteria. Among other factors, we like to emphasize companies that we believe are special – ones that, in our view, have durable, growing earnings, are not in businesses susceptible to major fluctuations (i.e., "boom/bust" cycles), and whose business models are not overly capital-intensive. We also tend to favor companies and industries where there are significant barriers to entry for new participants, thereby creating an opportunity for a well-positioned company to establish significant and defensible market share. In general, these types of investment criteria tend to steer us away from making significant investments in the energy sector.

Our stock selection in the retailing industry was a second significant source of underperformance. In particular, Tiffany & Co. ("Tiffany") (–38%), Amazon.com, Inc. ("Amazon") (–14% prior to being sold), and Sears Roebuck and Co. ("Sears") (–17% prior to being sold) were among the portfolio's weakest-performing individual holdings during the reporting period. Tiffany was under pressure throughout much of the year, initially due to apparent concerns about the overall pace and magnitude of a U.S. economic recovery, which in general seemed to have a concomitant impact on other retailing companies, including Amazon and Sears, due to concerns about consumer spending, and later due to disappointing financial results in Japan.

We were "off the mark" somewhat with stock selection in the technology software and services industry. In particular, Electronic Arts Inc., a company specializing in providing software for video game systems, impacted performance as its stock price experienced a decline of –9% during the reporting period.

The other primary performance detractor during the year related to our decision to maintain, on average, an overweighted posture, as compared to the S&P 500, in the diversified financials industry. The performance of the portfolio's investments, which included companies such as SLM Corporation, Citigroup

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Marsico Growth (continued)

Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc., was positive in aggregate during the year and was competitive with the S&P industry group performance. However, this industry's performance lagged the market as a whole, which in turn created an opportunity cost for the portfolio. Financial services companies seemed to be "shackled", in some respects, by concerns over the potential for higher interest rates and the lack of clear-cut consensus regarding the overall magnitude of a U.S. economic recovery. We did not make major changes to the portfolio's financial services holdings during the year.

There were several bright spots in terms of last year's performance. The portfolio benefited materially from investments in the health care equipment and services industry, which included UnitedHealth Group Incorporated (+42%) and Zimmer Holdings, Inc. (+22%), a medical device company that specializes in hip and knee replacements. Genentech, Inc., a biotechnology company, was one of the portfolio's largest individual positions during the reporting period and gained 11%. Our technology hardware and equipment investments rose in aggregate by nearly 28%, led by wireless technology company QUALCOMM, Incorporated which had a gain of 77%. Another positive factor for performance stemmed from good performance in hotel/casino operator positions including Wynn Resorts Limited (+52%), and Mandalay Resort Group (+30% prior to being sold).

As of October 31, 2004 the portfolio was allocated towards sectors and industry groups that we believe offer potential for solid earnings growth. These included health care, primarily equipment and services companies as compared to pharmaceutical companies, consumer discretionary, financials, industrials, and IT. As of the close of the reporting period, the portfolio had little or no exposure to sectors such as telecommunications services, energy, materials, and utilities.

Thank you for being an investor in TA IDEX Marsico Growth.

Thomas F. Marsico

Fund Manager
Marsico Capital Management, LLC

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Annual Report 2004

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TA IDEX Marsico Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	2.01%	(4.03)%	(1.32)%	3/1/99
Class A (POP)	(3.60)%	(5.11)%	(2.30)%	3/1/99
S&P 500[1]	9.41%	(2.21)%	(0.14)%	3/1/99
Class B (NAV)	1.38%	(4.70)%	(1.99)%	3/1/99
Class B (POP)	(3.62)%	(4.90)%	(1.99)%	3/1/99
Class C (NAV)	1.27%	–	10.84%	11/11/02
Class C (POP)	0.27%	–	10.84%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Marsico Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,013.30	1.49%	$7.54
Hypothetical (b)	1,000.00	1,017.65	1.49	7.56
Class B
Actual	1,000.00	1,010.30	2.06	10.41
Hypothetical (b)	1,000.00	1,014.78	2.06	10.43
Class C
Actual	1,000.00	1,009.20	2.48	12.53
Hypothetical (b)	1,000.00	1,012.67	2.48	12.55

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.5%)
Aerospace (1.4%)
General Dynamics Corp.	6,365	$650
Lockheed Martin Corp.	5,371	296
Air Transportation (3.5%)
FedEx Corp. (a)	25,565	2,329
Beverages (0.7%)
PepsiCo, Inc.	9,870	489
Business Services (3.7%)
eBay, Inc. (b)	22,171	2,164
Getty Images, Inc. (a)(b)	4,742	280
Chemicals & Allied Products (3.5%)
Monsanto Co.	8,386	359
Procter & Gamble Co.	38,750	1,983
Commercial Banks (4.8%)
Citigroup, Inc.	65,092	2,888
UCBH Holdings, Inc.	6,577	283
Communications Equipment (6.6%)
Motorola, Inc.	19,299	333
QUALCOMM, Inc.	96,520	4,035
Computer & Data Processing Services (4.0%)
Electronic Arts, Inc. (a)(b)	35,564	1,598
Microsoft Corp.	12,834	359
Symantec Corp. (b)	12,347	703
Computer & Office Equipment (1.3%)
Dell, Inc. (b)	24,203	849
Construction (0.9%)
KB Home	418	34
MDC Holdings, Inc.	6,984	536
Drug Stores & Proprietary Stores (1.0%)
CVS Corp.	15,734	684
Electronic & Other Electric Equipment (5.0%)
General Electric Co.	96,314	3,286
Electronic Components & Accessories (2.2%)
Tyco International, Ltd. (a)	47,468	1,479
Furniture & Home Furnishings Stores (1.1%)
Bed Bath & Beyond, Inc. (a)(b)	17,555	716
Health Services (1.6%)
Quest Diagnostics, Inc.	11,660	1,021
Hotels & Other Lodging Places (0.7%)
MGM Mirage, Inc. (a)(b)	1,645	88
Wynn Resorts, Ltd. (a)(b)	6,731	391

	Shares	Value
Industrial Machinery & Equipment (3.0%)
Caterpillar, Inc.	25,030	$2,016
Insurance (7.0%)
UnitedHealth Group, Inc.	64,168	4,646
Lumber & Other Building Materials (3.1%)
Lowe's Cos., Inc.	36,721	2,067
Medical Instruments & Supplies (9.1%)
Boston Scientific Corp. (b)	30,399	1,073
Medtronic, Inc.	27,579	1,410
St. Jude Medical, Inc. (b)	17,291	1,324
Wright Medical Group, Inc. (b)	3,479	90
Zimmer Holdings, Inc. (b)	27,489	2,133
Mortgage Bankers & Brokers (3.2%)
Countrywide Financial Corp.	66,962	2,138
Personal Credit Institutions (5.5%)
SLM Corp. (a)	79,949	3,618
Pharmaceuticals (4.8%)
Genentech, Inc. (b)	69,870	3,181
Residential Building Construction (1.6%)
Lennar Corp.–Class A	24,130	1,085
Restaurants (1.3%)
Starbucks Corp. (b)	12,662	670
Yum! Brands, Inc.	4,178	182
Retail Trade (1.7%)
Tiffany & Co.	37,630	1,104
Rubber & Misc. Plastic Products (2.4%)
Nike, Inc.–Class B	19,601	1,594
Security & Commodity Brokers (5.2%)
Chicago Mercantile Exchange (a)	4,477	787
Goldman Sachs Group, Inc.	12,250	1,205
Merrill Lynch & Co., Inc.	27,343	1,475
Telecommunications (1.2%)
Verizon Communications, Inc.	19,892	778
Variety Stores (2.7%)
Target Corp.	13,450	673
Wal-Mart Stores, Inc.	20,914	1,128
Water Transportation (1.7%)
Royal Caribbean Cruises, Ltd. (a)	24,543	1,144
Total Common Stocks (cost: $51,791)		63,354

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (11.4%)
Debt (10.6%)
Bank Notes (2.0%)
Bank of America 1.77%, due 12/03/2004	$369	$369
1.88%, due 12/23/2004	123	123
1.77%, due 01/18/2005	246	246
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	553	553
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	62	62
Commercial Paper (1.1%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	183	183
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	62	62
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	183	183
1.75%, due 11/10/2004	246	246
Galaxy Funding 144A 1.88%, due 11/22/2004	62	62
Euro Dollar Terms (5.0%)
Bank of Montreal 1.88%, due 11/24/2004	582	582
BNP Paribas 1.77%, due 11/10/2004	307	307
1.80%, due 11/23/2004	246	246
1.98%, due 12/27/2004	246	246
Calyon 1.70%, due 11/24/2004	33	33
Citigroup 2.06%, due 01/25/2005	615	615
Den Danske Bank 1.82%, due 11/19/2004	307	307

	Principal	Value
Euro Dollar Terms (continued)
Dexia Group 2.04%, due 01/21/2005	$143	$143
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	123	123
Royal Bank of Scotland 2.01%, due 01/20/2005	246	246
Toronto Dominion Bank 1.70%, due 11/08/2004	123	123
Wells Fargo 1.87%, due 11/22/2004	307	307
Promissory Notes (1.0%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	258	258
1.88%, due 01/27/2005	430	430
Repurchase Agreements (1.5%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $984 on 11/01/2004 (c)	984	984
	Shares	Value
Investment Companies (0.8%)
Money Market Funds (0.8%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	302,458	$302
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	221,336	221
Total Security Lending Collateral (cost: $7,562)		7,562
Total Investment Securities (cost: $59,353)		$70,916
SUMMARY:
Investments, at value	106.9%	$70,916
Liabilities in excess of other assets	(6.9)%	(4,559)
Net assets	100.0%	$66,357

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $7,348.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $1,007, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $553 or 0.8% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Marsico Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $59,353) (including securities loaned of $7,348)	$70,916
Cash	1,611
Receivables:
Investment securities sold	2,513
Shares of beneficial interest sold	102
Interest	2
Dividends	67
Other	2
75,213
Liabilities:
Investment securities purchased	1,063
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	71
Management and advisory fees	46
Distribution fees	35
Transfer agent fees	20
Payable for collateral for securities on loan	7,562
Other	59
8,856
Net Assets	$66,357
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$68,982
Accumulated net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(14,187)
Net unrealized appreciation (depreciation) on investment securities	11,563
Net Assets	$66,357
Net Assets by Class:
Class A	$37,186
Class B	19,792
Class C	9,379
Shares Outstanding:
Class A	4,062
Class B	2,249
Class C	1,068
Net Asset Value Per Share:
Class A	$9.15
Class B	8.80
Class C	8.78
Maximum Offering Price Per Share (a):
Class A	$9.68

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$8
Dividends	612
Income from loaned securities–net	5
Less withholding taxes on foreign dividends	(5)
620
Expenses:
Management and advisory fees	524
Transfer agent fees
Class A	68
Class B	41
Class C	7
Class C2	3
Class M	7
Printing and shareholder reports	12
Custody fees	23
Administration fees	15
Legal fees	2
Audit and accounting fees	12
Trustees fees	4
Registration fees
Class A	30
Class B	5
Class C	12
Class C2	1
Class M	3
Other	4
Distribution and service fees:
Class A	127
Class B	204
Class C	38
Class C2	14
Class M	31
Total expenses	1,187
Net Investment Income (Loss)	(567)
Net Realized Gain (Loss) from:
Investment securities	902
Foreign currency transactions	(33)
869
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	781
Net Gain (Loss) on Investments and Foreign Currency Transactions	1,650
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,083

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Marsico Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(567)	$(600)
Net realized gain (loss) from investment securities and foreign currency transactions	869	(8,233)
Net unrealized appreciation (depreciation) on investment securities	781	18,675
	1,083	9,842
Capital Share Transactions:
Proceeds from shares sold:
Class A	5,879	32,721
Class B	5,383	7,333
Class C	3,088	1,174
Class C2	318	990
Class M	464	800
	15,132	43,018
Cost of shares redeemed:
Class A	(3,608)	(10,582)
Class B	(5,546)	(4,304)
Class C	(531)	(94)
Class C2	(564)	(1,326)
Class M	(911)	(755)
	(11,160)	(17,061)
Class level exchanges:
Class C	5,573	–
Class C2	(2,070)	–
Class M	(3,503)	–
	–	–
Automatic conversions:
Class A	17	–
Class B	(17)	–
	–	–
	3,972	25,957
Net increase (decrease) in net assets	5,055	35,799
Net Assets:
Beginning of year	61,302	25,503
End of year	$66,357	$61,302
Accumulated Net Investment Income (Loss)	$(1)	$(1)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	649	4,395
Class B	615	935
Class C	352	153
Class C2	36	131
Class M	53	103
	1,705	5,717
Shares redeemed:
Class A	(399)	(1,346)
Class B	(637)	(582)
Class C	(61)	(15)
Class C2	(63)	(180)
Class M	(104)	(102)
	(1,264)	(2,225)
Class level exchanges:
Class C	639	–
Class C2	(237)	–
Class M	(399)	–
	3	–
Automatic conversions:
Class A	2	–
Class B	(2)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	252	3,049
Class B	(24)	353
Class C	930	138
Class C2	(264)	(49)
Class M	(450)	1
	444	3,492

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Marsico Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$8.97	$(0.05)	$0.23	$0.18	$–	$–	$–	$9.15
	10/31/2003	7.56	(0.08)	1.49	1.41	–	–	–	8.97
	10/31/2002	9.10	(0.06)	(1.48)	(1.54)	–	–	–	7.56
	10/31/2001	12.54	(0.05)	(3.25)	(3.30)	–	(0.14)	(0.14)	9.10
	10/31/2000	11.40	0.02	1.15	1.17	–	(0.03)	(0.03)	12.54
Class B	10/31/2004	8.68	(0.10)	0.22	0.12	–	–	–	8.80
	10/31/2003	7.36	(0.12)	1.44	1.32	–	–	–	8.68
	10/31/2002	8.92	(0.11)	(1.45)	(1.56)	–	–	–	7.36
	10/31/2001	12.41	(0.11)	(3.24)	(3.35)	–	(0.14)	(0.14)	8.92
	10/31/2000	11.35	(0.06)	1.15	1.09	–	(0.03)	(0.03)	12.41
Class C	10/31/2004	8.68	(0.12)	0.22	0.10	–	–	–	8.78
	10/31/2003	7.18	(0.12)	1.62	1.50	–	–	–	8.68

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	2.01%	$37,186	1.52%	1.52%	(0.58)%	85%
	10/31/2003	18.65	34,167	1.75	1.80	(0.97)	129
	10/31/2002	(16.88)	5,752	1.73	2.05	(0.56)	34
	10/31/2001	(26.63)	7,361	1.55	2.03	(0.43)	15
	10/31/2000	10.29	6,587	1.55	2.53	(0.47)	25
Class B	10/31/2004	1.38	19,792	2.13	2.13	(1.19)	85
	10/31/2003	17.93	19,723	2.40	2.45	(1.62)	129
	10/31/2002	(17.52)	14,130	2.38	2.70	(1.21)	34
	10/31/2001	(27.25)	15,081	2.20	2.68	(1.08)	15
	10/31/2000	9.54	7,908	2.20	3.18	(1.12)	25
Class C	10/31/2004	1.27	9,379	2.40	2.40	(1.38)	85
	10/31/2003	20.89	1,200	2.40	2.46	(1.62)	129
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Marsico Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (See Note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Marsico Growth ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 1999.

On March 1, 2004, the Fund changed its name from IDEX Marsico Growth to TA IDEX Marsico Growth.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $21 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. There were no open forward foreign currency contracts at
October 31, 2004.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e.: through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Moderate Growth Portfolio	$13,799	21%
TA IDEX Asset Allocation– Moderate Portfolio	10,979	17%
Total	$24,778	38%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$27	10/31/2006

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$364
Retained by Underwriter	11
Contingent Deferred Sales Charge	63

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $15 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge.

The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $126 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$56,075
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	53,494
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(627)
Accumulated net investment income (loss)	567
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	60

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$974	October 31, 2009
4,581	October 31, 2010
8,550	October 31, 2011
$14,105

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward utilized during the year ended October 31, 2004 was $828.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(14,105)
Net Unrealized Appreciation (Depreciation)	$11,482	*

*  Amount includes unrealized appreciation (depreciation) of deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$59,433
Unrealized Appreciation	$11,483
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$11,483

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Marsico Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Marsico Growth

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (Unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
88.91%	7.58%	3.51%

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX PIMCO Real Return TIPS

MARKET ENVIRONMENT

Most bonds posted positive returns in the last two months of 2003, capping a year in which fixed income assets gained ground despite volatile interest rates. Bonds continued to gain ground through the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter.

Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter. By June, the expansion of the economy also seemed to be moving the rate of inflation higher. Signs of rising inflation fueled anxiety that the central bank may need to move aggressively to combat it. Real yields rose sharply during this period. Rates increased for shorter maturity Treasury-Inflation Protected Securities ("TIPS") as markets anticipated the beginning of a tightening cycle by the Federal Reserve Board ("Fed"). The Fed met market expectations with a 25 basis point rate hike at quarter end.

The third quarter witnessed a reversal in inflationary expectations. The breakeven yield for ten-year maturities narrowed as markets began to anticipate a slowing economy, fueled in part by $50 oil. Disappointing economic data, such as weaker consumer confidence, and perceptions that the Fed would be wary about raising rates too aggressively, pushed real yields lower. This continued into October, when real yields fell again.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX PIMCO Real Return TIPS Class A returned 7.94%. By comparison its benchmark, the Lehman Brothers Global Real U.S. TIPS Index, returned 8.01%.

STRATEGY REVIEW

Pacific Investment Management Company's ("PIMCO") investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our total return strategy relies on multiple sources of value added in highly diversified portfolio.

A net short position in nominal bonds was positive for the period as yields rose. An overweight on shorter maturity TIPS was negative for performance as the real yield curve flattened. The portfolio's yield was enhanced by using a combination of TIPS buy-forward agreements and low duration, high quality conventional yield debt instruments. The relative steepness of the real yield curve made this an attractive option. An emphasis on non-U.S. inflation linked bonds was an additional positive for performance as real yields fell across the globe. An allocation to emerging market bonds was slightly positive for performance as spreads on emerging market debt narrowed during the period.

John B. Brynjolfsson

Fund Manager
Pacific Investment Management Company LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX PIMCO Real Return TIPS

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	7.94%	6.00%	3/1/03
Class A (POP)	2.82%	2.95%	3/1/03
LBGR U.S. TIPS[1]	8.01%	6.33%	3/1/03
Class B (NAV)	7.51%	5.51%	3/1/03
Class B (POP)	2.51%	3.18%	3/1/03
Class C (NAV)	7.20%	5.33%	3/1/03
Class C (POP)	6.20%	5.33%	3/1/03

NOTES

1  The Lehman Brothers Global Real U.S. TIPS (LBGR U.S. TIPS) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund. In addition, this fund invests in derivatives that are subject to the additional risks of inaccurate market predictions, illiquid markets, adverse tax consequences, and leveraging.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX PIMCO Real Return TIPS

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,061.10	1.15%	$5.96
Hypothetical (b)	1,000.00	1,019.36	1.15	5.84
Class B
Actual	1,000.00	1,059.90	1.31	6.78
Hypothetical (b)	1,000.00	1,018.75	1.31	6.65
Class C
Actual	1,000.00	1,056.90	1.90	9.82
Hypothetical (b)	1,000.00	1,015.58	1.90	9.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At October 31, 2004

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (106.9%)
U.S. Treasury Inflation Indexed Bond 3.38%, due 01/15/2007	$29,900	$32,042
3.63%, due 01/15/2008	18,180	20,054
3.88%, due 01/15/2009	49,452	56,107
4.25%, due 01/15/2010	6,082	7,129
3.50%, due 01/15/2011	12,847	14,697
3.38%, due 01/15/2012	1,979	2,266
3.00%, due 07/15/2012	53,011	59,347
1.88%, due 07/15/2013	20,119	20,706
2.00%, due 01/15/2014	54,968	56,980
2.38%, due 01/15/2025	6,132	6,415
3.63%, due 04/15/2028	8,552	10,882
3.88%, due 04/15/2029	50,187	66,733
3.38%, due 04/15/2032	1,068	1,359
U.S. Treasury Inflation Indexed Note 2.00%, due 07/15/2014	12,968	13,416
Total U.S. Government Obligations (cost: $366,120)		368,133
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
Republic of Brazil 8.00%, due 04/15/2014	557	552
Total Foreign Government Obligations (cost: $537)		552
MORTGAGE-BACKED SECURITIES (1.7%)
FNMA, Series 2003-63, Class FA 2.08%, due 08/25/2034 (a)	2,129	2,126
Ameriquest Mortgage Securities, Inc., Series 2003-1, Class AII 2.34%, due 02/25/2033 (a)	272	273
Bank of America Mortgage Securities, Series 2004-1, Class 5A1 6.50%, due 09/25/2033	278	286
GSAMP Trust, Series 2004-SEA2, Class A2A 2.22%, due 03/25/2034 (a)	594	594
Merrill Lynch Mortgage Investors, Inc., Series 2004-WMC2, Class A2B1 2.03%, due 12/25/2034 (a)	263	263
Residential Asset Mortgage Product, Inc., Series 2004-RS9, Class AII1 2.09%, due 09/25/2013 (a)	2,063	2,063
Truman Capital Mortgage Loan Trust, Series 2004-1, Class A1, 144A 2.27%, due 01/25/2034 (a)	222	221
Wells Fargo Home Equity Trust, Series 2004-2, Class AIII1 2.09%, due 09/25/2034 (a)	197	197
Total Mortgage-Backed Securities (cost: $6,026)		6,023

	Principal	Value
ASSET-BACKED SECURITIES (1.1%)
Mastr Asset Backed Securities Trust, Series 2004-WMC1, Class A4 2.03%, due 02/25/2034 (a)	$281	$281
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	1,176	1,179
Equity One ABS, Inc., Series 2004-1, Class AV2 2.23%, due 04/25/2034 (a)	977	974
Redwood Capital, Ltd., Series 2003-3, 144A 5.86%, due 01/09/2006 (a)	300	303
Redwood Capital, Ltd., Series 2003-4, 144A 4.31%, due 01/09/2006 (a)	300	302
Sequoia Mortgage Trust, Series 5, Class A 2.24%, due 10/19/2026 (a)	879	878
Total Asset-Backed Securities (cost: $3,915)		3,917
CORPORATE DEBT SECURITIES (3.1%)
Electric Services (0.0%)
Entergy Gulf States, Inc. 144A 2.81%, due 06/18/2007 (a)	200	201
Insurance (0.1%)
Residential Reinsurance, Ltd. 144A 6.74%, due 06/08/2006	300	279
Mortgage Bankers & Brokers (0.6%)
Countrywide Home Loans, Inc., Series L 1.82%, due 02/23/2005 (a)	2,000	1,999
Oil & Gas Extraction (0.7%)
Halliburton Co., 144A 2.86%, due 01/26/2007 (a)	2,400	2,401
Personal Credit Institutions (0.4%)
General Motors Acceptance Corp. 2.60%, due 05/18/2006 (a)	1,500	1,497
Primary Metal Industries (0.1%)
Alcan, Inc., 144A 2.10%, due 12/08/2004 (a)	300	300
Revenue–Miscellaneous (0.2%)
New Hampshire Municipal Bond Bank 5.00%, due 08/15/2013	500	560
Revenue–Tobacco (0.2%)
Tobacco Settlement Financing Corp., RI 6.00%, due 06/01/2023	600	572
Telecommunications (0.8%)
Sprint Capital Corp. 7.90%, due 03/15/2005	2,600	2,651

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Telecommunications (continued)
Verizon Wireless Capital LLC 144A 1.81%, due 05/23/2005 (a)	$300	$300
Total Corporate Debt Securities (cost: $10,727)		10,760
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (39.0%)
Fannie Mae 1.58%, due 11/01/2004 1.58%, due 11/03/2004 1.69%, due 11/08/2004 1.66%, due 11/24/2004 1.67%, due 11/24/2004 1.68%, due 11/24/2004 1.69%, due 11/24/2004 1.70%, due 12/01/2004 1.72%, due 12/01/2004 1.73%, due 12/01/2004 1.75%, due 12/08/2004 1.75%, due 12/08/2004 1.77%, due 12/08/2004 1.80%, due 12/15/2004	6,400 2,200 3,400 1,900 3,400 6,800 2,000 900 3,400 3,400 9,300 3,400 3,400 6,800	6,399 2,200 3,399 1,898 3,396 6,792 1,998 899 3,395 3,395 9,282 3,393 3,393 6,784
Federal Home Loan Bank 1.58%, due 11/12/2004 1.75%, due 12/08/2004 1.96%, due 01/14/2005 1.97%, due 01/19/2005 1.99%, due 01/21/2005 2.00%, due 01/21/2005	2,900 3,400 3,400 9,400 4,100 2,300	2,898 3,394 3,386 9,358 4,081 2,289
Freddie Mac 1.58%, due 11/02/2004 1.55%, due 11/12/2004 1.58%, due 11/22/2004 1.79%, due 12/14/2004 1.89%, due 12/27/2004 1.94%, due 01/04/2005 1.96%, due 01/11/2005 1.97%, due 01/11/2005 1.98%, due 01/18/2005 1.98%, due 01/25/2005 1.99%, due 01/25/2005	2,000 3,300 3,300 6,800 3,400 3,400 300 5,900 800 2,000 3,400	2,000 3,298 3,297 6,785 3,390 3,388 299 5,876 796 1,990 3,384
U.S. Treasury Bill 1.47%, due 11/04/2004 1.63%, due 12/16/2004 (b)	16,600 1,110	16,597 1,108
Total Short-Term U.S. Government Obligations (cost: $134,237)		134,237

	Principal	Value
COMMERCIAL PAPER (47.3%)
Commercial Banks (35.4%)
ABN AMRO Holding NV 1.94%, due 01/31/2005	$8,900	$8,855
ANZ National International, Ltd. 144A 2.04%, due 01/27/2005 2.02%, due 02/02/2005	1,000 9,300	995 9,250
Barclays U.S. Funding Corp. 1.75%, due 11/15/2004 1.80%, due 12/08/2004 1.99%, due 02/01/2005	100 700 4,200	100 699 4,178
CBA (Delaware) Finance, Inc. 1.85%, due 12/20/2004	9,300	9,276
Danske Corp. 1.65%, due 11/22/2004 1.79%, due 12/20/2004 1.85%, due 12/20/2004 1.85%, due 12/21/2004	200 100 3,600 800	200 100 3,591 798
Dexia Delaware LLC 2.04%, due 01/25/2005	7,100	7,065
DNB NOR Bank ASA 1.83%, due 12/15/2004 1.85%, due 12/27/2004	6,200 600	6,185 598
Fortis Funding LLC 144A 1.93%, due 01/25/2005	2,300	2,289
Governor & Co. (The) of The Bank of Ireland 1.79%, due 12/08/2004 1.79%, due 12/09/2004	9,300 900	9,282 898
HBOS Treasury Services 1.63%, due 11/02/2004 1.66%, due 11/19/2004 1.72%, due 11/26/2004 1.73%, due 12/01/2004 1.74%, due 12/03/2004 1.78%, due 12/07/2004 1.78%, due 12/08/2004 1.96%, due 01/25/2005	5,100 300 400 100 100 300 100 200	5,099 300 399 100 100 299 100 199
ING (US) Funding LLC 1.79%, due 12/09/2004	9,300	9,282
Nordea North America, Inc. 1.73%, due 11/29/2004 1.79%, due 12/08/2004	9,300 900	9,287 898
Royal Bank of Scotland 1.69%, due 11/29/2004 1.84%, due 12/20/2004	100 3,900	100 3,890

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Banks (continued)
Svenska Handelsbanken, Inc. 1.63%, due 11/04/2004	$1,300	$1,300
1.69%, due 11/22/2004	100	100
1.73%, due 12/02/2004	100	100
1.79%, due 12/08/2004	7,800	7,785
1.80%, due 12/15/2004	100	100
Swedbank 1.79%, due 12/07/2004 1.80%, due 12/20/2004	3,700 4,700	3,693 4,688
Westpac Capital Corp. 1.67%, due 11/23/2004 1.69%, due 11/26/2004	5,900 3,800	5,893 3,795
Holding & Other Investment Offices (4.9%)
ASB Bank, Ltd. 144A 1.85%, due 12/15/2004	900	898
Rabobank USA Finance Corp. 1.96%, due 01/28/2005	3,600	3,582
Stadshypotek Delaware 144A 1.86%, due 12/06/2004 1.82%, due 12/14/2004	800 1,400	798 1,397
UBS Finance Delaware LLC 1.67%, due 11/23/2004 1.69%, due 11/29/2004 1.74%, due 12/03/2004 1.77%, due 12/07/2004 1.79%, due 12/14/2004 1.84%, due 12/22/2004 1.94%, due 01/25/2005	3,200 600 200 3,400 2,500 300 100	3,196 599 200 3,394 2,494 299 100
Mortgage Bankers & Brokers (0.6%)
Spintab AB 1.62%, due 11/01/2004 1.62%, due 11/10/2004 1.96%, due 01/26/2005	100 1,700 100	100 1,699 100
Oil & Gas Extraction (0.6%)
Total Fina Elf Capital 144A 1.86%, due 12/13/2004	2,100	2,095
Personal Credit Institutions (2.9%)
General Electric Capital Corp. 1.58%, due 11/01/2004 1.60%, due 11/09/2004 1.72%, due 12/02/2004 1.80%, due 12/15/2004 2.04%, due 02/04/2005	400 900 600 4,100 4,100	400 900 599 4,091 4,077
Petroleum Refining (0.1%)
Shell Finance (UK) PLC 1.69%, due 11/24/2004	500	499

	Principal	Value
Security & Commodity Brokers (2.8%)
CDC Commercial Paper, Inc. 144A 1.64%, due 11/17/2004 2.04%, due 02/16/2005	$300 9,300	$300 9,243
Total Commercial Paper (cost: $162,925)		162,926
CERTIFICATES OF DEPOSIT (6.9%)
Bank of America Corp. 1.62%, due 11/02/2004 2.00%, due 02/01/2005	6,600 200	6,600 200
Citibank NA 1.64%, due 11/08/2004 1.75%, due 12/07/2004 1.81%, due 12/10/2004	6,600 100 3,300	6,600 100 3,300
Wells Fargo Bank NA 1.90%, due 12/15/2004	6,800	6,800
Total Certificates of Deposit (cost: $23,600)		23,600
	Contracts (d)	Value
PURCHASED OPTIONS (0.0%)
Put Options (0.0%)
90 Day Eurodollar Futures Put Strike $94.00 Expires 06/13/2005	277,500	$2
90 Day Eurodollar Futures Put Strike $94.25 Expires 06/13/2005	157,500	1
U.S. 10 Year Treasury Note Futures Put Strike $88.00 Expires 02/18/2005	69,000	6
Put Swaptions (0.0%)
LIBOR Rate Swaption Put Strike $83.00 Expires 11/30/2004	45,000	7
Total Purchased Options (cost: $10)		16
Total Investment Securities (cost: $708,097)		$710,164
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
U.S. 10 Year Treasury Note Futures Call Strike $114.00 Expires 11/26/2004	50,000	(28)
Put Options (0.0%)
U.S. 10 Year Treasury Note Futures Put Strike $109.00 Expires 11/26/2004	50,000	(2)
Total Written Options (cost: $24)		(30)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Notional Amount	Value
WRITTEN SWAPTIONS (0.0%)
Covered Call Swaptions (0.0%)
LIBOR Rate Swaption Call Strike $4.00 Expires 11/02/2004	2,400	$0(d)
LIBOR Rate Swaption Call Strike $7.00 Expires 11/02/2004	2,400	0(d)
Total Written Swaptions (cost: $41)		0
SUMMARY:
Investments, at value	206.2%	$710,164
Written swaptions	0.0%	0
Written options	0.0%	(30)
Liabilities in excess of other assets	(106.2)%	(365,755)
Net assets	100.0%	$344,379
SWAP AGREEMENTS:

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month EUIBOR (Euro Interbank Offered Rate). Counterparty: Barclays Bank PLC	06/17/2005	$5,700	$190
Receive a fixed rate equal to 4.50% and pay a floating rate based on 6-month EUIBOR (Euro Interbank Offered Rate). Counterparty: Barclays PLC	06/17/2005	900	14
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Bank of America, N.A.	12/15/2004	10,000	(691)
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP	12/15/2004	10,100	(454)

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: JP Morgan	12/15/2004	$5,500	$(314)
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley	12/15/2004	8,600	(192)
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 6.00%. Counterparty: Bank of America, N.A.	12/18/2013	7,000	(245)
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 6.00%. Counterparty: UBS AG	12/18/2013	2,700	(68)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month EUIBOR (Euro Interbank Offered Rate). Counterparty: Citibank N.A.	06/17/2005	8,000	235
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Lehman Brothers Special Financing Inc.	12/15/2004	2,000	(38)
Receive a floating rate based on 3-month United States Dollar- LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 6.00%. Counterparty: Goldman Sachs Capital Markets, LP	12/18/2013	2,700	(94)
Total Swap Agreements (premium $474)		$63,200	$(1,657)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

FUTURES CONTRACTS:
	Contracts (c)	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	69	12/31/2004	$7,836	$82
90-Day Euro Dollar	174	06/13/2005	42,323	46
Euro-BUND	25	11/23/2004	0	0
Euro-BUND	25	12/10/2004	2,924	77
			$53,083	$205

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating or variable rate note. Rate is listed as of October 31, 2004.

(b)  At October 31, 2004, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2004 is $75.

(c)  Contract amounts are not in thousands.

(d)  Value is less than $1.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $31,572 or 9.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX PIMCO Real Return TIPS

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $708,097)	$710,164
Cash	1,435
Foreign cash (cost: $136)	140
Receivables:
Shares of beneficial interest sold	165
Interest	3,220
Variation margin	36
Swap agreements at value (premium $–57)	382
Other	3
715,545
Liabilities:
Investment securities purchased	369,148
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2
Management and advisory fees	204
Distribution fees	110
Transfer agent fees	3
Written options and swaptions (premiums $65)	30
Swap agreements at value (premium $–531)	1,565
Other	104
371,166
Net Assets	$344,379
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$335,452
Undistributed net investment income (loss)	131
Undistributed net realized gain (loss) from investment securities, futures contracts, foreign currency transactions written options and swaptions, and swaps	8,142
Net unrealized appreciation (depreciation) on: Investment securities	2,067
Futures contracts	205
Written option and swaption contracts	35
Swap agreements	(1,657)
Translation of assets and liabilites denominated in foreign currencies	4
Net Assets	$344,379
Net Assets by Class:
Class A	$330,282
Class B	7,496
Class C	6,601
Shares Outstanding:
Class A	31,504
Class B	720
Class C	635
Net Asset Value Per Share:
Class A	$10.48
Class B	10.42
Class C	10.39
Maximum Offering Price Per Share (a):
Class A	$11.00

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$3,255
Expenses:
Management and advisory fees	1,699
Transfer agent fees:
Class A	12
Class B	1
Class C	–
Class C2	–
Class M	–
Custody fees	45
Administration fees	42
Legal fees	6
Audit and accounting fees	22
Trustees fees	11
Registration fees:
Class A	82
Class B	–
Class C	5
Class C2	–
Class M	1
Other	8
Distribution and service fees:
Class A	810
Class B	55
Class C	50
Class C2	2
Class M	4
Total expenses	2,855
Net Investment Income (Loss)	400
Net Realized Gain (Loss) from:
Investment securities	15,684
Futures contracts	276
Written option contracts	70
Swap agreements	540
Foreign currency transactions	7
16,577
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	2,018
Futures contracts	205
Written option and swaptions contracts	35
Swap agreements	(1,657)
Translation of assets and liabilities denominated in foreign currencies	4
605
Net Gain (Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Written Options and Swaptions, and Swaps	17,182
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,582

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX PIMCO Real Return TIPS

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003 (a)
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$400	$326
Net realized gain (loss) from investment securities, futures contracts, foreign currency transactions, written options and swaptions, and swaps	16,577	825
Net unrealized appreciation (depreciation) on investment securities, futures contracts, foreign currency transactions, written options and swaptions and swaps	605	49
	17,582	1,200
Distributions to Shareholders:
From net investment income:
Class A	(392)	(220)
Class B	(6)	(13)
Class C	(6)	(25)
Class C2	–	(3)
Class M	–	(2)
	(404)	(263)
From net realized gains:
Class A	(8,780)	–
Class B	(216)	–
Class C	(183)	–
Class C2	(12)	–
Class M	(20)	–
	(9,211)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	281,364	41,725
Class B	5,292	3,347
Class C	4,790	6,078
Class C2	59	457
Class M	345	465
	291,850	52,072
Dividends and distributions reinvested:
Class A	9,143	220
Class B	169	11
Class C	123	15
Class C2	11	3
Class M	20	2
	9,466	251
Cost of shares redeemed:
Class A	(4,390)	(6,129)
Class B	(1,311)	(223)
Class C	(2,691)	(3,105)
Class C2	(99)	(126)
Class M	(59)	(31)
	(8,550)	(9,614)

	October 31, 2004	October 31, 2003 (a)
Class level exchanges:
Class C	$1,062	$–
Class C2	(302)	–
Class M	(760)	–
	–	–
	292,766	42,709
Net increase (decrease) in net assets	300,733	43,646
Net Assets:
Beginning of period	43,646	–
End of period	$344,379	$43,646
Undistributed Net Investment Income (Loss)	$131	$86
Share Activity:
Shares issued:
Class A	27,408	4,219
Class B	514	338
Class C	470	617
Class C2	6	46
Class M	35	46
	28,433	5,266
Shares issued–reinvested from distributions:
Class A	908	22
Class B	17	1
Class C	12	2
Class C2	1	–
Class M	2	–
	940	25
Shares redeemed:
Class A	(428)	(625)
Class B	(128)	(22)
Class C	(263)	(307)
Class C2	(10)	(13)
Class M	(6)	(3)
	(835)	(970)
Class level exchanges:
Class C	104	–
Class C2	(30)	–
Class M	(74)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	27,888	3,616
Class B	403	317
Class C	323	312
Class C2	(33)	33
Class M	(43)	43
	28,538	4,321

(a)  Commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX PIMCO Real Return TIPS

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.10	$0.02	$0.76	$0.78	$(0.02)	$(0.38)	$(0.40)	$10.48
	10/31/2003	10.00	0.14	0.07	0.21	(0.11)	–	(0.11)	10.10
Class B	10/31/2004	10.08	(0.02)	0.75	0.73	(0.01)	(0.38)	(0.39)	10.42
	10/31/2003	10.00	0.09	0.08	0.17	(0.09)	–	(0.09)	10.08
Class C	10/31/2004	10.08	(0.06)	0.76	0.70	(0.01)	(0.38)	(0.39)	10.39
	10/31/2003	10.00	0.09	0.08	0.17	(0.09)	–	(0.09)	10.08

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	7.94%	$330,282	1.15%	1.15%	0.20%	1,438%
	10/31/2003	2.09	36,531	1.65	2.03	2.07	480
Class B	10/31/2004	7.51	7,496	1.51	1.51	(0.20)	1,438
	10/31/2003	1.72	3,194	2.30	2.68	1.42	480
Class C	10/31/2004	7.20	6,601	1.87	1.87	(0.52)	1,438
	10/31/2003	1.72	3,148	2.30	2.68	1.42	480

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding,

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Commenced operations on March 1, 2003. Class L was renamed Class C on March 1, 2004. (See Note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX PIMCO Real Return TIPS ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2003. The Fund is "non-diversified" under the 1940 Act.

On March 1, 2004, the Fund changed its name from IDEX PIMCO Real Return TIPS to TA IDEX PIMCO Real Return TIPS.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares of the Transamerica IDEX Mutual Funds were offered for investment to the strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. (ATSF): ATSF Asset Allocation–Conservation Portfolio, ATSF Asset Allocation–Growth Portfolio,

ATSF Asset Allocation–Moderate Growth Portfolio and ATSF Asset Allocation–Moderate Portfolio on November 8, 2004.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward currency contracts at October 31, 2004.

Swap agreements: The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Net periodic payments or liquidation payments received or made at the termination of the swap are recorded as realized gain or loss in the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Open swap agreements at October 31, 2004, are listed in the Schedule of Investments.

Futures, options and swaptions contracts: The Fund may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represents an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes an option or swaption contract, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the option or swaption are reported as Unrealized gains or losses in written options and swaption contracts in the Statement of Assets and Liabilities. Gain or loss is recognized when the option or swaption contract expires or is closed. Premiums received from writing option or swaptions that expire or are exercised are treated by the Fund as realized gains from written options and swaption contracts. The difference between the premium and the amount paid on affecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into an option or swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into option or swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Fund bears the market risk arising from any changes in index values or interest rates.

The underlying face amount of open futures, option, and swaption contracts at October 31, 2004, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Transactions in written options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2003	$–	–
Sales	24	100
Closing Buys	–	–
Expirations	–	–
Exercised	–	–
Balance at October 31, 2004	$24	100

*  Contracts not in thousands

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Beginning Balance October 31, 2003	$–	–
Sales	111	12,600
Closing Buys	–	–
Expirations	(70)	(7,800)
Exercised	–	–
Balance at October 31, 2004	$41	4,800

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$73,596	21%
TA IDEX Asset Allocation– Moderate Growth Portfolio	97,597	28%
TA IDEX Asset Allocation– Moderate Portfolio	154,372	45%
Total	$325,565	94%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.70% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.30% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no expenses waived, reimbursed or recaptured during the fiscal year ended October 31, 2004. There were no amounts subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$405
Retained by Underwriter	19
Contingent Deferred Sales Charge	26

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $42 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $13 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was less than $1. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$26,648
U.S. Government	4,015,709
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	8,154
U.S. Government	3,711,945

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$	_
Undistributed net investment income (loss)		49
Undistributed net realized gain (loss) from investment securities, futures contracts and foreign currency transactions		(49)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:

Ordinary Income	$3,293
Long-term Capital Gain	210
2004 Distributions paid from:
Ordinary Income	9,606
Long-term Capital Gain	9

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$9,387
Undistributed Long-term Capital Gains	$233
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$(692	)*

* Amount includes unrealized gain/loss from derivative instruments.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$709,282
Unrealized Appreciation	$952
Unrealized (Depreciation)	(70)
Net Unrealized Appreciation (Depreciation)	$882

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX) and certain of its affiliated entries, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX  and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX PIMCO Real Return TIPS

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX PIMCO Real Return TIPS (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended and for the period March 1, 2003 (commencement of operations) through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX PIMCO Real Return TIPS

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $9 for the year ended October 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
94.44%	0.00%	5.56%

Transamerica IDEX Mutual Funds

Annual Report 2004

18

TA IDEX PIMCO Total Return

MARKET ENVIRONMENT

Most bonds posted positive returns in the last two months of 2003, capping a year in which fixed income assets gained ground despite volatile interest rates. Bonds continued to gain ground through the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter.

Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 1 percent during the quarter and fixed income markets sold off, giving back all the gains of the first quarter. By June, the expansion of the economy also seemed to be moving the rate of inflation higher. Signs of rising inflation fueled anxiety that the central bank may need to move aggressively to combat it. At the end of June the Federal Reserve Board ("Fed") met market expectations with a 25 basis points increase in the federal funds rate.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. These gains during the third quarter came despite two 25 basis point rate hikes by the Fed that brought the fed funds rate to 1.75 percent by the close of September. The rally continued into October as the bond markets reacted to benign inflation and a gross domestic product ("GDP") growth rate that was disappointing.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX PIMCO Total Return, Class A returned 4.78%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index, returned 5.53%.

STRATEGY REVIEW

Pacific Investment Management Company's ("PIMCO") investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our total return strategy relies on multiple sources of value added in a highly diversified portfolio.

Interest rate strategies were mixed for performance for the period. A below benchmark duration was positive for performance as interest rates rose in general. An emphasis on short and intermediate maturities was negative as the yield curve flattened.

Underweighting mortgages hurt returns as low volatility and strong bank demand supported these assets but mortgage security selection more than offset the negative impact. Also, an underweight to corporates detracted from returns as credit premiums narrowed in the midst of rising corporate profits. Non-U.S. positions, primarily short to intermediate German maturities, added value in the midst of slower growth and lower inflation in Europe. The emerging market bonds added value as the benign rate environment and improving credit fundamentals boosted demand.

William H. Gross, CFA

Fund Manager
Pacific Management Investment Company LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	4.78%	5.56%	3/1/02
Class A (POP)	(0.20%)	3.65%	3/1/02
LBAB[1]	5.53%	6.24%	3/1/02
Class B (NAV)	4.30%	4.95%	3/1/02
Class B (POP)	(0.70%)	3.91%	3/1/02
Class C (NAV)	4.10%	4.36%	11/11/02
Class C (POP)	3.10%	4.36%	11/11/02

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,036.20	1.31%	$6.70
Hypothetical (b)	1,000.00	1,018.55	1.31	6.65
Class B
Actual	1,000.00	1,034.80	1.80	9.21
Hypothetical (b)	1,000.00	1,016.09	1.80	9.12
Class C
Actual	1,000.00	1,032.80	2.12	10.83
Hypothetical (b)	1,000.00	1,014.48	2.12	10.74

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)   5% return per year before expenses

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Sector
At October 31, 2004

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (7.6%)
U.S. Treasury Inflation Indexed Bond 3.63%, due 01/15/2008	$3,988	$4,399
8.75%, due 04/15/2010	3,721	3,712
3.50%, due 01/15/2011	218	249
3.38%, due 01/15/2012	1,014	1,161
2.38%, due 01/15/2025	362	379
3.88%, due 04/15/2029	392	521
U.S. Treasury Note 4.88%, due 02/15/2012	700	750
Total U.S. Government Obligations (cost: $11,086)		11,171
U.S GOVERNMENT AGENCY OBLIGATIONS (24.6%)
Fannie Mae 5.50%, due 07/01/2016	1,007	1,045
5.50%, due 12/01/2016	139	145
5.50%, due 01/01/2017	153	158
5.50%, due 02/01/2017	157	163
5.50%, due 03/01/2017	15	15
5.50%, due 05/01/2017	169	175
5.50%, due 11/01/2017	16	17
5.00%, due 02/01/2018	306	313
5.50%, due 02/01/2018	439	456
5.00%, due 05/01/2018	58	59
5.50%, due 05/01/2018	39	40
5.00%, due 06/01/2018	387	396
5.00%, due 06/01/2018	380	388
3.84%, due 01/01/2028 (a)	170	176
6.50%, due 07/01/2032	0	0	(k)
5.17%, due 04/01/2033 (a)	68	69
5.50%, due 07/01/2033	273	279
5.50%, due 08/01/2033	347	354
5.50%, due 01/01/2034	478	487
Fannie Mae, Series 2003-88 TB 3.00%, due 08/25/2009	100	100
Fannie Mae-November TBA 5.00%, due 11/01/2019	4,600	4,693
5.00%, due 11/01/2034	9,800	9,763
5.50%, due 11/01/2034	10,100	10,283
Freddie Mac 6.00%, due 12/15/2007	26	26
5.00%, due 09/15/2016	161	165
6.50%, due 12/15/2028	28	28
6.50%, due 04/15/2029	28	30
6.50%, due 02/15/2030	39	39
6.50%, due 07/25/2043	82	86

	Principal	Value
Ginnie Mae 6.50%, due 07/15/2023	$9	$10
6.50%, due 02/15/2028	330	350
6.50%, due 06/15/2029	443	470
6.50%, due 01/15/2030	16	17
5.50%, due 03/15/2032	101	103
5.50%, due 12/15/2032	255	261
5.00%, due 09/15/2033	26	26
5.00%, due 09/15/2033	639	643
5.50%, due 12/15/2033	632	648
5.50%, due 02/15/2034	1,400	1,435
5.50%, due 02/15/2034	691	709
Ginnie Mae-November TBA 5.50%, due 11/01/2034	1,500	1,534
Ginnie Mae-Series 2020-40 6.50%, due 06/20/2032	47	50
Total U.S Government Agency Obligations (cost: $35,998)		36,204
FOREIGN GOVERNMENT OBLIGATIONS (3.1%)
European Investment Bank 87.50%, due 11/08/2004	28,000	264
Hong Kong Government, 144A 5.13%, due 08/01/2014	400	417
Malaysia Government 7.50%, due 07/15/2011	10	12
Mexico Government International Bond 2.78%, due 01/13/2009 (a)	130	131
Republic of Brazil 3.06%, due 04/15/2006 (a)	216	216
11.50%, due 03/12/2008	122	141
3.13%, due 04/15/2009 (a)	291	283
11.00%, due 01/11/2012	200	228
3.13%, due 04/15/2012 (a)	239	218
8.00%, due 04/15/2014	390	386
11.00%, due 08/17/2040	50	56
Republic of Panama 8.25%, due 04/22/2008	40	44
Republic of Peru 9.13%, due 02/21/2012	90	101
9.13%, due 02/21/2012	80	90
4.50%, due 03/07/2017 (a)	150	133
Republic of South Africa 5.25%, due 05/16/2013	90	118
6.50%, due 06/02/2014	200	217
Russian Federation, Reg S 8.75%, due 07/24/2005	391	407
5.00%, due 03/31/2030 (b)	709	709

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
United Mexican States 9.88%, due 02/01/2010	$150	$186
6.38%, due 01/16/2013	150	159
Total Foreign Government Obligations (cost: $4,208)		4,516
MORTGAGE-BACKED SECURITIES (2.7%)
Bank of America Mortgage Securities, Series 2002-K, Class 2A1 5.61%, due 10/20/2032 (a)	118	119
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-5, Class VIA 5.94%, due 06/25/2032 (a)	17	17
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1 4.32%, due 01/25/2034 (a)	478	481
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 4.92%, due 01/25/2034 (a)	134	135
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1 4.78%, due 01/25/2034 (a)	202	202
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 2.26%, due 10/25/2032 (a)	67	67
CDC Mortgage Capital Trust, Series 2002-BE2, Class A 2.22%, due 01/25/2033 (a)	44	44
Centex Home Equity, Series 2004-A, Class AV2 2.21%, due 01/25/2034 (a)	178	178
Countrywide Alternative Loan Trust, Series 2003-J11, Class 4A1 6.00%, due 10/25/2032	33	33
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-A, Class 5A1 5.67%, due 03/19/2032 (a)	58	59
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-HYB2, Class 6A1 4.86%, due 09/19/2032 (a)	57	57
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 1A2 2.20%, due 05/25/2034 (a)	60	60
Credit Suisse First Boston Mortgage Securities Corp., Series 2002, Class P-3, 144A 1.90%, due 08/25/2033	344	342
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1, Class A1 1.53%, due 03/28/2032	13	13

	Principal	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P2A, Class A2 2.14%, due 03/25/2032	$136	$134
Credit-Based Asset Servicing and Securitization, Series 2002-CB6, Class 2A1 2.43%, due 01/25/2033 (a)	12	12
Credit-Based Asset Servicing and Securitization, Series 2004-CB5, Class AV1 2.06%, due 09/25/2021 (a)	407	407
Home Equity Asset Trust, Series 2002-1, Class A4 2.23%, due 11/25/2032 (a)	61	61
HSBC Capital Funding, LP/Channel Islands, 144A 10.18%, due 12/31/2049 (a)(c)	150	233
KBC Bank Fund Trust III Preferred, 144A 9.86%, due 11/29/2049 (a)(d)	15	19
Merrill Lynch Mortgage Investors, Inc., Series 2002-AFC1, Class AV1 2.30%, due 04/25/2031 (a)	1	1
Morgan Stanley ABS Capital I, Series 2003-HE2, Class A2 2.27%, due 08/25/2033 (a)	157	157
Quest Trust, Series 2004-X2, Class A 2.49%, due 06/25/2034 (a)	193	193
Rabobank Capital Funding II, 144A 5.26%, due 12/31/2049 (a)	210	215
Rabobank Capital Funding Trust, 144A 5.25%, due 12/31/2049 (a)	280	283
Ras Laffan Liquefied Natural Gas Co., Ltd., 144A 3.44%, due 09/15/2009	92	91
SLM Student Loan Trust, Series 2002-6, Class A2 1.90%, due 03/15/2011 (a)	69	69
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A-1 2.22%, due 09/19/2032 (a)	222	223
Structured Asset Securities Corp., Series 2002-9, Class A2 2.23%, due 10/25/2027 (a)	45	45
Structured Asset Securities Corp., Series 2002-HF1, Class A 2.22%, due 01/25/2033 (a)	17	17
Structured Asset Securities Corp., Series 2003-S1, Class A1 2.09%, due 08/25/2033 (a)	4	4
Structured Asset Securities Trust, Series 2002-BC4, Class A 2.22%, due 07/25/2032 (a)	42	42

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1 3.28%, due 01/07/2013	$9	$9
Total Mortgage-Backed Securities (cost: $3,984)		4,022
ASSET-BACKED SECURITIES (3.4%)
Citicorp Mortgage Securities, Inc., Series 199-2, Class A5 6.50%, due 04/25/2029	62	62
First Horizon Asset Securities, Inc., Series 2000-H, Class IA 7.00%, due 09/25/2030	4	4
Mastr Asset Backed Securities Trust, Series 2004-WMC1, Class A4 2.03%, due 02/25/2034 (a)	76	76
Park Place Securities, Inc., Series 2004-MCW1, Class A3 2.13%, due 10/25/2034 (a)	134	134
Protective Life US Funding Trust, 144A 2.05%, due 09/26/2005 (a)	280	280
Racers, 144A 2.01%, due 08/15/2007 (a)	300	290
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, due 03/25/2032	30	31
Sequoia Mortgage Trust, Series 10, Class 2A1 2.29%, due 10/20/2027 (a)	374	375
Small Business Administration Participation, Series 2003-201 5.13%, due 09/01/2023	95	99
Small Business Administration, Series 2004-20C 4.34%, due 03/01/2024	579	572
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	294	295
Washington Mutual, Series 2000-3, Class A 3.02%, due 12/25/2040 (a)	189	189
Washington Mutual, Series 2002-AR10, Class A6 4.82%, due 10/25/2032 (a)	34	34
Washington Mutual, Series 2002-AR2, Class A 3.13%, due 02/27/2034 (a)	62	63
Washington Mutual, Series 2003-R1, Class A1 2.20%, due 12/25/2027 (a)	2,510	2,507
Total Asset-Backed Securities (cost: $5,027)		5,011

	Principal	Value
CORPORATE DEBT SECURITIES (8.2%)
Air Transportation (0.4%)
Continental Airlines, Inc. 7.06%, due 09/15/2009	$200	$199
United AirLines, Inc. 6.20%, due 09/01/2008	299	254
6.60%, due 09/01/2013	130	112
Automotive (0.1%)
DaimlerChrysler North America Holding Corp. 6.50%, due 11/15/2013	160	175
Business Credit Institutions (0.1%)
Ford Motor Credit Co. 2.51%, due 07/18/2005 (a)	100	100
Commercial Banks (0.7%)
Export-Import Bank of China, 144A 5.25%, due 07/29/2014	250	258
KfW-Kreditanstalt fuer Wiederaufbau 1.00%, due 12/20/2004	80,000	755
Communication (0.2%)
Continental Cablevision, Inc. 8.30%, due 05/15/2006	100	108
CSC Holdings, Inc. 7.63%, due 04/01/2011	150	163
Rogers Cablesystems Ltd. 10.00%, due 03/15/2005	10	10
Electric Services (0.5%)
Florida Power Corp. 4.80%, due 03/01/2013	450	454
PSEG Power LLC 6.95%, due 06/01/2012	210	237
Electric, Gas & Sanitary Services (0.3%)
Niagara Mohawk Power Corp. 7.75%, due 10/01/2008	250	285
Pacific Gas & Electric Co. 2.72%, due 04/03/2006 (a)	247	247
Environmental Services (0.0%)
Waste Management, Inc. 6.38%, due 11/15/2012	75	83
Gas Production & Distribution (0.4%)
EL Paso Energy Corp. 7.75%, due 01/15/2032 (e)	125	115
Sonat, Inc. 7.63%, due 07/15/2011	370	378
Southern Natural Gas Co. 8.00%, due 03/01/2032	100	106

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
General Obligation–City (0.2%)
Chicago, IL, Board of Education 5.00%, due 12/01/2012	$255	$285
General Obligation–County (0.1%)
Fairfax County, VA 5.25%, due 04/01/2013	90	103
Hotels & Other Lodging Places (0.4%)
Harrah's Operating Co., Inc. 7.50%, due 01/15/2009	10	11
Park Place Entertainment Corp. 7.50%, due 09/01/2009	350	396
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	200	235
Life Insurance (0.2%)
ASIF II 1.20%, due 01/26/2005	30,000	283
Motion Pictures (0.1%)
Time Warner, Inc. 8.11%, due 08/15/2006	200	218
6.88%, due 05/01/2012	20	23
Oil & Gas Extraction (0.4%)
Gaz Capital for Gazprom, Reg S 8.63%, due 04/28/2034	500	556
Paper & Allied Products (0.0%)
Bowater Canada Finance Corp. 7.95%, due 11/15/2011	10	11
Personal Credit Institutions (0.8%)
General Motors Acceptance Corp. 3.33%, due 10/20/2005 (a)	1,220	1,225
Primary Metal Industries (0.1%)
Alcan, Inc., 144A 2.10%, due 12/08/2004 (a)	170	170
Public Administration (0.5%)
Korea Development Bank 4.75%, due 07/20/2009	310	320
2.47%, due 10/20/2009 (a)	400	399
Railroads (0.1%)
Norfolk Southern Corp. 2.83%, due 02/28/2005 (a)	100	100
Revenue–Education (0.1%)
Michigan State Building Authority 5.25%, due 10/15/2013	180	206

	Principal	Value
Revenue–Tobacco (0.9%)
Golden State Tobacco Securitization Corp. 6.75%, due 06/01/2039	$80	$79
7.90%, due 06/01/2042	35	38
Tobacco Settlement Authority 5.60%, due 06/01/2035	100	83
Tobacco Settlement Financing Corp. 5.88%, due 05/15/2039	40	35
Tobacco Settlement Financing Corp., NJ 6.38%, due 06/01/2032	420	397
6.00%, due 06/01/2037	730	645
Revenue–Transportation (0.1%)
Harris County, TX 5.00%, due 08/15/2033	100	103
Revenue–Utilities (0.4%)
New York, NY, City Municipal Water Finance Authority 5.00%, due 06/15/2035	90	92
San Antonio, Texas, Texas Water Utility Improvements, Revenue Bonds, Series A 5.00%, due 05/15/2032	450	460
Telecommunications (1.1%)
Cingular Wireless LLC 6.50%, due 12/15/2011	180	202
Deutsche Telekom International Finance BV 7.75%, due 06/15/2005 (f)	205	212
8.13%, due 05/29/2012	124	197
France Telecom SA, Reg S 8.25%, due 03/14/2008 (g)	307	437
SBC Communications, Inc. 4.13%, due 09/15/2009	575	578
Total Corporate Debt Securities (cost: $11,586)		12,138
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (17.7%)
Fannie Mae 1.58%, due 11/01/2004	1,400	1,400
1.60%, due 11/10/2004	700	700
1.79%, due 11/15/2004	800	799
1.58%, due 11/17/2004	500	499
1.66%, due 11/24/2004	2,500	2,497
1.69%, due 12/01/2004	1,200	1,198
1.77%, due 12/08/2004	1,200	1,198
1.85%, due 12/22/2004	2,400	2,393
1.98%, due 01/24/2005	2,400	2,389

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Federal Home Loan Bank 1.66%, due 11/26/2004	$400	$399
1.75%, due 12/08/2004	1,200	1,198
1.75%, due 12/10/2004	2,400	2,395
Freddie Mac 1.57%, due 11/22/2004	1,000	999
1.92%, due 01/04/2005	1,400	1,395
1.94%, due 01/04/2005	1,500	1,495
1.96%, due 01/11/2005	3,600	3,586
1.99%, due 01/25/2005	1,000	995
U.S. Treasury Bill 1.58%, due 12/02/2004 (h)	465	464
1.61%, due 12/02/2004 (h)	50	50
1.55%, due 12/16/2004 (h)	20	20
1.62%, due 12/16/2004 (h)	20	20
1.62%, due 12/16/2004 (h)	20	20
1.66%, due 12/16/2004 (h)	20	20
Total Short-Term U.S. Government Obligations (cost: $26,130)		26,129
COMMERCIAL PAPER (43.2%)
Chemicals & Allied Products (0.9%)
Dupont EI de Nemours Co. 1.89%, due 12/21/2004	1,400	1,396
Commercial Banks (30.6%)
ABN AMRO Holding NV 1.93%, due 01/24/2005	700	697
1.95%, due 01/31/2005	200	199
ANZ (Delaware), Inc. 1.64%, due 11/18/2004	2,100	2,098
1.83%, due 12/01/2004	1,200	1,198
1.86%, due 12/08/2004	100	100
1.85%, due 12/17/2004	400	399
2.02%, due 02/14/2005	100	99
Barclays U.S. Funding Corp. 1.75%, due 11/15/2004	400	400
1.80%, due 12/08/2004	3,400	3,393
1.92%, due 12/17/2004	200	199
1.99%, due 02/01/2005	200	199
CBA (Delaware) Finance, Inc. 1.65%, due 11/19/2004	400	400
1.85%, due 12/20/2004	900	898
1.89%, due 12/29/2004	100	100
Danske Corp. 1.65%, due 11/19/2004	300	300
1.66%, due 11/22/2004	100	100
1.77%, due 12/09/2004	100	100
1.79%, due 12/20/2004	100	100
2.04%, due 02/14/2005	1,700	1,690

	Principal	Value
Commercial Banks (continued)
Dexia Delaware LLC 1.81%, due 12/13/2004	$1,600	$1,596
1.83%, due 12/20/2004	100	100
DNB NOR Bank ASA 1.65%, due 11/19/2004	400	400
1.83%, due 12/15/2004	1,700	1,696
1.84%, due 12/23/2004	1,800	1,795
1.98%, due 02/03/2005	100	99
European Investment Bank 1.79%, due 12/13/2004	3,500	3,492
Governor & Co. (The) of The Bank of Ireland 1.79%, due 12/08/2004	3,400	3,393
HBOS Treasury Services 1.64%, due 11/09/2004	100	100
1.61%, due 11/10/2004	100	100
1.66%, due 11/18/2004	200	200
1.72%, due 11/26/2004	800	799
1.78%, due 12/07/2004	100	100
1.82%, due 12/14/2004	700	698
2.05%, due 01/24/2005	1,500	1,493
2.00%, due 02/01/2005	200	199
2.07%, due 02/22/2005	200	199
ING (US) Funding LLC 1.66%, due 11/22/2004	400	399
1.79%, due 12/09/2004	200	200
1.79%, due 12/10/2004	100	100
1.82%, due 12/16/2004	400	399
1.84%, due 12/21/2004	400	399
Nordea North America, Inc. 1.97%, due 02/01/2005	3,700	3,681
Royal Bank of Canada 1.81%, due 12/22/2004	400	399
Royal Bank of Scotland 1.63%, due 11/03/2004	100	100
Svenska Handelsbanken, Inc. 1.63%, due 11/04/2004	400	400
1.66%, due 11/22/2004	2,000	1,998
1.79%, due 12/08/2004	200	200
1.80%, due 12/15/2004	100	100
Swedbank 1.79%, due 12/07/2004	400	399
1.80%, due 12/20/2004	1,300	1,297
Swedish National Housing Finance, 144A 1.63%, due 11/10/2004	2,500	2,499

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Banks (continued)
Westpac Capital Corp. 1.67%, due 11/23/2004	$500	$499
1.69%, due 11/26/2004	100	100
1.65%, due 12/06/2004	2,800	2,795
Holding & Other Investment Offices (6.9%)
ASB Bank, Ltd., 144A 1.73%, due 12/03/2004	2,200	2,196
2.04%, due 02/14/2005	600	596
Ford Motor Credit Co. 2.52%, due 04/07/2005	300	297
UBS Finance Delaware LLC 1.63%, due 11/16/2004	300	300
1.67%, due 11/23/2004	100	100
1.69%, due 11/29/2004	100	100
1.77%, due 12/07/2004	100	100
1.94%, due 01/25/2005	300	298
2.03%, due 02/22/2005	2,700	2,682
2.07%, due 02/28/2005	500	496
Unicredit Delaware, Inc. 1.64%, due 11/05/2004	3,000	2,999
Mortgage Bankers & Brokers (1.1%)
Spintab AB 1.62%, due 11/01/2004	1,000	1,000
1.71%, due 12/03/2004	600	599
Personal Credit Institutions (2.6%)
General Electric Capital Corp. 1.59%, due 11/05/2004	800	800
1.61%, due 11/16/2004	1,600	1,599
1.80%, due 12/16/2004	800	798
2.04%, due 02/04/2005	100	99
GMAC 2.40%, due 03/22/2005	280	277
2.50%, due 04/05/2005	250	247
Petroleum Refining (0.7%)
Shell Finance (UK) PLC 1.69%, due 11/24/2004	1,100	1,099
Security & Commodity Brokers (0.4%)
CDC Commercial Paper, Inc., 144A 1.64%, due 11/17/2004	300	300
2.04%, due 02/22/2005	300	298
Total Commercial Paper (cost: $63,768)		63,768

	Principal	Value
CERTIFICATES OF DEPOSIT (4.7%)
Citibank NA 1.67%, due 11/23/2004	$2,300	$2,300
0.00%, due 12/07/2004	100	100
2.03%, due 01/24/2005	1,800	1,800
Wells Fargo Bank NA 1.85%, due 11/22/2004	2,800	2,800
Total Certificates of Deposit (cost: $7,000)		7,000
SECURITY LENDING COLLATERAL (0.1%)
Debt (0.1%)
Bank Notes (0.0%)
Bank of America 1.77%, due 12/03/2004	6	6
1.88%, due 12/23/2004	2	2
1.77%, due 01/18/2005	4	4
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	9	9
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	1	1
Commercial Paper (0.0%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	3	3
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	1	1
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	3	3
1.75%, due 11/10/2004	4	4
Galaxy Funding 144A 1.88%, due 11/22/2004	1	1
Euro Dollar Terms (0.1%)
Bank of Montreal 1.88%, due 11/24/2004	9	9
BNP Paribas 1.77%, due 11/10/2004	5	5
1.80%, due 11/23/2004	4	4
1.98%, due 12/27/2004	4	4
Calyon 1.70%, due 11/24/2004	1	1
Citigroup 2.06%, due 01/25/2005	10	10
Den Danske Bank 1.82%, due 11/19/2004	5	5
Dexia Group 2.04%, due 01/21/2005	2	2
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	2	2

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Royal Bank of Scotland 2.01%, due 01/20/2005	$4	$4
Toronto Dominion Bank 1.70%, due 11/08/2004	2	2
Wells Fargo 1.87%, due 11/22/2004	5	5
Promissory Notes (0.0%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	4	4
1.88%, due 01/27/2005	6	6
Repurchase Agreements (0.0%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $16 on 11/01/04 (i)	16	16
	Shares	Value
Investment Companies (0.0%)
Money Market Funds (0.0%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	4,849	$5
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	3,549	3
Total Security Lending Collateral (cost: $121)		121
Total Investment Securities (cost: $168,908)		$170,080
	Contracts (j)	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
U.S. 10 Year Treasury Note Futures Call Strike $114.00 Expires 11/26/2004	3	$(1)
Put Options (0.0%)
U.S. 10 Year Treasury Note Futures Put Strike $115.00 Expires 11/26/2004	20	(5)
Total Written Options (cost: $11)		(6)

	Notional Amount	Value
WRITTEN SWAPTIONS (0.0%)
Put Swaptions (0.0%)
LIBOR Rate Swaption Put Strike $4.00 Expires 01/07/2005	900	$(6)
LIBOR Rate Swaption Put Strike $4.00 Expires 01/07/2005	900	(6)
LIBOR Rate Swaption Put Strike $7.00 Expires 01/07/2005	1,900	– (k)
Total Written Swaptions (cost: $55)		(12)
SUMMARY:
Investments, at value	115.3%	$170,080
Written swaptions	0.0%	(12)
Written options	0.0%	(6)
Liabilities in excess of other assets	(15.3)%	(22,627)
Net assets	100.0%	$147,435
SWAP AGREEMENTS:

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate). Counterparty: JP Morgan	06/17/2005	$2,000	$35
Receive a fixed rate equal to 6.00% and pay a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate). Counterparty: JP Morgan	06/18/2014	1,100	34
Receive a floating rate based on 3-month Great British Pound-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00% Counterparty: UBS AG	6/18/2014	500	(7)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month United States Dollar-LIBOR (London Interbank Offered Rate). Counterparty: Barclays PLC	12/15/2006	5,300	67

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 0.625% and the Fund will pay to the counterparty at par in the event of default of Mexican Government International Bond, 11.50%, due 05/15/2026. Counterparty: Morgan Stanley	05/20/2005	$180	$–
Receive a fixed rate equal to 0.65% and the Fund will pay to the counterparty at par in the event of default of United Mexican States, 7.50%, due 04/08/2033. Counterparty: Barclays PLC	05/20/2005	60	–
Receive a fixed rate equal to 1.31% and the Fund will pay to the counterparty at par in the event of default of United Mexican States, 11.50% due 05/15/2026. Counterparty: Goldman Sachs Capital Markets L.P.	01/29/2005	200	1
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR (London Interbank Offered Rate). Counterparty: Lehman Brothers Special Financing Inc.	12/15/2014	1,200	94
Receive a floating rate based on 6-month Great British Pound-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Barclays PLC	06/18/2034	300	(7)
Receive a floating rate based on 6-month Japanese Yen-LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley	06/15/2012	130,000	(34)
Receive a floating rate based on the monthly performance of the Lehman Brothers ERISA Eligible CMBS Index and pay a floating rate based on 1-month United States Dollar-LIBOR (London Interbank Offered Rate) less 0.35%. Counterparty: Citibank	04/01/2005	1,000	–
Total Swap Agreements (premium $10)		$141,840	$183

FUTURES CONTRACTS:
	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	156	12/31/2004	$17,716	$143
2 Year U.S. Treasury Note	108	12/29/2004	22,871	15
3 Month Euro Euribor	30	12/19/2005	–	(1)
90-Day Euro Dollar	27	06/13/2005	6,568	2
90-Day Euro Dollar	153	09/19/2005	37,148	28
Euro-BOBL	83	12/31/2004	11,859	125
Euro-BUND	15	12/10/2004	2,231	37
Japanese 10 Year Bond	1	12/09/2004	1,301	17
			$99,694	$366
FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	188	12/09/2004	$235	$4
Euro Dollar	(993)	12/09/2004	(1,250)	(13)
			$(1,015)	$(9)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Floating or variable rate note. Rate is listed as of October 31, 2004.

(b)  Securities are stepbonds. Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

(c)  Securities are stepbonds. HSBC Capital Funding LP-144A has a coupon rate of 10.18% until 06/30/2030, thereafter the coupon rate will become the 3 Month LIBOR (London Interbank Offer Rate) plus 498 BP.

(d)  Securities are stepbonds. KBC Bank Fund Trust III-144A has a coupon rate of 9.86% until 11/02/2009, thereafter the coupon rate will become the 3 Month LIBOR (London Interbank Offer Rate) plus 405 BP.

(e)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $118.

(f)  Securities are stepbonds. Coupon steps up by 50 BP for each rating downgrade by Standard and Poor's or Moody's for each notch below BBB+/Baa1. Coupon steps down by 50 BP for each rating upgrade.

(g)  Securities are stepbonds. Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch below A-/A3.

(h)  At October 31, 2004, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures and option contracts. The value of all securities at October 31, 2004 is $594.

(i)  Cash collateral for the Repurchase Agreements, valued at $16, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

(j)  Contract amounts are not in thousands.

(k)  Value is less than $1.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $7,864 or 5.3% of the net assets of the Fund.

TBA  Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $168,908) (including securities loaned of $118)	$170,080
Cash	2,875
Foreign cash (cost: $561)	568
Receivables:
Investment securities sold	409
Shares of beneficial interest sold	592
Interest	404
Variation margin	95
Swap agreements at value (premium $55)	286
Unrealized appreciation on forward currency contracts	4
Other	4
175,317
Liabilities:
Investment securities purchased	27,292
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	89
Management and advisory fees	85
Distribution fees	64
Transfer agent fees	27
Payable for collateral for securities on loan	121
Unrealized depreciation on forward foreign currency contracts	13
Written options and swaptions (premiums $66)	18
Swap agreements at value (premium $45)	93
Other	80
27,882
Net Assets	$147,435
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$143,974
Undistributed net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities, futures contracts, foreign currency transactions, written options and swaptions, and swaps	1,693
Net unrealized appreciation (depreciation) on:
Investment securities	1,172
Futures contracts	366
Written option and swaption contracts	48
Swap agreements	183
Translation of assets and liabilites denominated in foreign currencies	(1)
Net Assets	$147,435
Net Assets by Class:
Class A	$106,366
Class B	28,219
Class C	12,850
Shares Outstanding:
Class A	10,153
Class B	2,690
Class C	1,228
Net Asset Value Per Share:
Class A	$10.48
Class B	10.48
Class C	10.47
Maximum Offering Price Per Share (a):
Class A	$11.00

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$2,879
Income from loaned securities–net	1
2,880
Expenses:
Management and advisory fees	791
Transfer agent fees
Class A	73
Class B	21
Class C	4
Class C2	7
Class M	3
Printing and shareholder reports	18
Custody fees	69
Administration fees	22
Legal fees	4
Audit and accounting fees	22
Trustees fees	7
Registration fees
Class A	39
Class B	5
Class C	15
Class C2	2
Class M	2
Other	6
Distribution and service fees:
Class A	236
Class B	307
Class C	74
Class C2	53
Class M	19
Total expenses	1,799
Net Investment Income (Loss)	1,081
Net Realized Gain (Loss) from:
Investment securities	1,395
Futures contracts	2,341
Written option and swaption contracts	374
Swap agreements	75
Foreign currency transactions	(61)
4,124
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	180
Futures contracts	(161)
Written option and swaption contracts	(170)
Swap agreements	209
Translation of assets and liabilities denominated in foreign currencies	6
64
Net Gain (Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Written Options and Swaptions, and Swaps	4,188
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,269

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$1,081	$1,647
Net realized gain (loss) from investment securities, futures contracts, foreign currency transactions, written options and swaptions, and swaps	4,124	2,158
Net unrealized appreciation (depreciation) on investment securities, futures contracts, foreign currency transactions, written options and swaptions, and swaps	64	1,445
	5,269	5,250
Distributions to Shareholders:
From net investment income:
Class A	(924)	(1,137)
Class B	(223)	(662)
Class C	(49)	(61)
Class C2	(45)	(215)
Class M	(18)	(80)
	(1,259)	(2,155)
From net realized gains:
Class A	(2,206)	(659)
Class B	(1,143)	(450)
Class C	(180)	(16)
Class C2	(313)	(163)
Class M	(93)	(60)
	(3,935)	(1,348)
Capital Share Transactions:
Proceeds from shares sold:
Class A	53,387	68,966
Class B	6,093	21,900
Class C	1,432	7,167
Class C2	431	5,117
Class M	57	1,114
	61,400	104,264
Dividends and distributions reinvested:
Class A	3,077	1,690
Class B	1,079	905
Class C	181	67
Class C2	313	327
Class M	107	135
	4,757	3,124
Cost of shares redeemed:
Class A	(6,832)	(55,731)
Class B	(13,382)	(19,809)
Class C	(3,016)	(2,033)
Class C2	(3,748)	(7,237)
Class M	(1,377)	(2,443)
	(28,355)	(87,253)
Class level exchanges:
Class C	8,804	–
Class C2	(6,831)	–
Class M	(1,973)	–
	–	–
	37,802	20,135
Net increase (decrease) in net assets	37,877	21,882

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	$109,558	$87,676
End of year	$147,435	$109,558
Undistributed Net Investment Income (Loss)	$–	$(15)
Share Activity:
Shares issued:
Class A	5,141	6,565
Class B	586	2,093
Class C	138	684
Class C2	41	491
Class M	5	106
	5,911	9,939
Shares issued–reinvested from distributions:
Class A	299	162
Class B	105	87
Class C	17	6
Class C2	31	31
Class M	11	13
	463	299
Shares redeemed:
Class A	(655)	(5,310)
Class B	(1,287)	(1,889)
Class C	(291)	(192)
Class C2	(357)	(691)
Class M	(133)	(233)
	(2,723)	(8,315)
Class level exchanges:
Class C	866	–
Class C2	(677)	–
Class M	(189)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	4,785	1,417
Class B	(596)	291
Class C	730	498
Class C2	(962)	(169)
Class M	(306)	(114)
	3,651	1,923

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.52	$0.12	$0.36	$0.48	$(0.14)	$(0.38)	$(0.52)	$10.48
	10/31/2003	10.32	0.20	0.39	0.59	(0.25)	(0.14)	(0.39)	10.52
	10/31/2002	10.00	0.13	0.28	0.41	(0.09)	–	(0.09)	10.32
Class B	10/31/2004	10.51	0.07	0.36	0.43	(0.08)	(0.38)	(0.46)	10.48
	10/31/2003	10.32	0.13	0.38	0.51	(0.18)	(0.14)	(0.32)	10.51
	10/31/2002	10.00	0.09	0.29	0.38	(0.06)	–	(0.06)	10.32
Class C	10/31/2004	10.51	0.04	0.38	0.42	(0.08)	(0.38)	(0.46)	10.47
	10/31/2003	10.38	0.13	0.32	0.45	(0.18)	(0.14)	(0.32)	10.51

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	4.78%	$106,366	1.34%	1.34%	1.19%	385%
	10/31/2003	5.88	56,452	1.43	1.43	1.91	326
	10/31/2002	4.13	40,767	1.65	1.81	2.28	240
Class B	10/31/2004	4.30	28,219	1.92	1.92	0.64	385
	10/31/2003	5.08	34,547	2.08	2.08	1.26	326
	10/31/2002	3.80	30,909	2.30	2.46	1.63	240
Class C	10/31/2004	4.10	12,850	2.09	2.09	0.41	385
	10/31/2003	4.47	5,231	2.08	2.08	1.25	326
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX PIMCO Total Return ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (See note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX PIMCO Total Return ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX PIMCO Total Return to TA IDEX PIMCO Total Return.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sale charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. TBA purchase commitments are included in the Schedule of Investments.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned less than $1 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2004, are listed in the Schedule of Investments.

Swap agreements: The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. Net periodic payments or liquidation payments received or made at the termination of the swap are recorded as realized gain or loss in the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Open swaps agreements at October 31, 2004, are listed in the Schedule of Investments.

Futures, options and swaptions contracts: The Fund may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represents an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes an option or swaption contract, the premium received is recorded as a liability and is subsequently adjusted to the current value of the option or swaption. Changes in the value of the option or swaption are reported as Unrealized gains or losses in written options and swaptions contracts in the Statement of Assets and Liabilities. Gain or loss is recognized when the option or swaption contract expires or is closed. Premiums received from writing options or swaptions that expire or are exercised are treated by the Fund as realized gains from written options and swaptions contracts. The difference between the premium and the amount paid on affecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into an option or swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into option or swaption contracts with counterparties whose creditworthiness has been approved by the Board of Trustees. The Fund bears the market risk arising from any changes in index values or interest rates.

The underlying face amounts of open futures, option, and swaption contracts at October 31, 2004, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Transactions in written options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2003	$–	–
Sales	11	23
Closing Buys	–	–
Expirations	–	–
Exercised	–	–
Balance at October 31, 2004	$11	23

*  Contracts not in thousands

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Beginning Balance October 31, 2003	$280	18,700
Sales	149	15,800
Closing Buys	–	–
Expirations	(374)	(30,800)
Exercised	–	–
Balance at October 31, 2004	$55	3,700

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled less than $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$20,304	14%
TA IDEX Asset Allocation– Moderate Growth Portfolio	35,071	24%
TA IDEX Asset Allocation– Moderate Portfolio	39,981	27%
Total	$95,356	65%

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.70% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.30% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no expenses waived, reimbursed or recaptured during the fiscal year ended October 31, 2004. There are no amounts subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$248
Retained by Underwriter	13
Contingent Deferred Sales Charge	156

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $22 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The Fund paid ATIS $109 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $4. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$17,069
U.S. Government	208,990
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	9,486
U.S. Government	216,743

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and foreign currency transactions.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1)
Undistributed net investment income (loss)	193
Accumulated net realized gain (loss) from investment securities, futures contracts, foreign currency transactions, written options and swaptions, and swaps	(192)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$3,293
Long-term capital gain	210
2004 Distributions paid from:
Ordinary Income	$3,914
Long-term capital gain	1,280

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$1,088
Undistributed Long-term Capital Gains	$795
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$1,577	*

*  Amount includes unrealized appreciation/(depreciation) from derivatives.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$168,909
Unrealized Appreciation	$1,255
Unrealized (Depreciation)	(84)
Net Unrealized Appreciation (Depreciation)*	$1,171

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX PIMCO Total Return (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX PIMCO Total Return

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,280 for the year ended October 31, 2004.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
87.98%	2.00%	10.02%

Transamerica IDEX Mutual Funds

Annual Report 2004

TA IDEX Protected Principal Stock

MARKET ENVIRONMENT

Equity markets continued their move to the upside for the year ended October 31, 2004. Building on a robust rebound from the bear market of 2000 to 2002, the broad equity market as represented by the Standard and Poor's 500 Composite Stock Index ('S&P 500") posted a total return of 9.41%. Increasing corporate profitability and continued resilience in the economic recovery all combined to propel the market higher. Larger capitalization stocks lagged during this period, with the Dow Jones Industrial Average ("Dow Jones") posting a total return of 4.46%.

Nearly all of the gains for the year occurred in the strong market environment of November 2003 to January 2004. After that, the market lost its head of steam and drifted in a narrow trading range for the balance of the year. Likewise, market volatility, a key driver of option premiums and a widely watched barometer of risk in the market, shrunk to levels not seen since the early- to mid-nineties.

A number of cross currents dominated market sentiment for the year and left investors with little guidance upon which to base investment decisions. On the positive side, corporate profitability remained robust, productivity continued to grow throughout the year, and the economy posted solid, although not spectacular, growth. On the negative side, investors contended with high oil and gasoline prices, an unexpected lack of recovery in jobs growth, difficult periods in the war in Iraq, and the uncertainty of a hotly contested presidential race.

Bonds also posted a solid year of performance, with the widely followed Lehman Brothers U.S. Intermediate Government/Credit Index ("LBIGC") earning a total return of 4.33%, despite the Federal Reserve Board's ("Fed") raising short-term interest rates three times during the period from October 2003 through September 2004 from 1% to 1.75%.

PERFORMANCE

For the year ended October 31, 2004, the TA IDEX Protected Principal Stock, Class A returned 4.82%. By comparison its benchmark, the S&P 500, returned 9.41%.

STRATEGY REVIEW

As a result of low volatility in the equity markets, cash flows from the portfolio's call writing activity were below historical average, but a tame stock market resulted in premiums earned directly benefiting the portfolio's performance. As mentioned above, the portfolio's benchmark, the S&P 500, earned a total return for the same period of 9.41%, while bonds, as measured by the LBIGC, posted a total return of 4.33%

Buoyed by tax cuts, low interest rates and improving corporate earnings, the market in November and December of 2003 continued its strong performance from the previous month, posting a return of 6.17%. The TA IDEX Protected Principal Stock also benefited from the market's run, as well as the up tick in market volatility, and posted a return for the same period of 1.38% as the year came to a close.

During the first quarter of 2004, the TA IDEX Protected Principal Stock earned fairly consistent, positive performance, although option premium levels were relatively low. Despite increasing uncertainty as the quarter unfolded, the portfolio posted returns which were positive or flat for each of the three months of the quarter, cumulatively totaling 0.87% for the quarter. The S&P 500 earned a positive return of 1.69% for the quarter, despite the Dow Jones return of -0.43% and the NASDAQ declining -0.46%. The S&P 500 continued its rally into January and February, as the portfolio lagged with in-the-money index call positions. During March, those positions helped the portfolio buffer the sharp sell-off. Stock market volatility declined in January and February, as it had during the equity market rally in the fourth quarter of 2003. During the March sell-off, volatility spiked sharply, allowing the portfolio to restore a more favorable premium-to-earn posture. Bonds responded favorably to disappointing job creations and the lack of economic vigor. The LBIGC earned a total return of 2.47% for the first quarter.

For the second quarter of 2004, the TA IDEX Protected Principal Stock returned 1.45%, slightly better than the first quarter. The S&P 500, on the strength of a strong June performance, earned 1.72%–nearly the same as its first quarter return. The bond market ended one of its worst quarters in over a decade, with the LBIGC down -2.52% for the second quarter 2004.

In the third quarter of 2004, the portfolio demonstrated its ability to dampen volatility as the S&P 500 seesawed. When the S&P 500 declined sharply in July and into mid-August, hedging helped preserve the portfolio's assets. When the S&P 500 recovered in the second half of the quarter, net premiums from hedging transactions more than offset a slight initial decline in the portfolio. For the quarter, the portfolio's shares posted a net gain of 0.19% while the S&P 500 dipped by -1.87%. Bonds, as represented by the LBIGC, recovered from their decline in the second quarter, posting a gain of 2.71% for the third quarter.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Protected Principal Stock (continued)

TA IDEX Protected Principal Stock employs multiple riskmanagement techniques designed to provide consistent returns over time and also to limit investment volatility to levels well below that of many equity funds. While these techniques reduce volatility in both directions, the objective is to achieve returns somewhat similar to widely followed stock indices over time. The first risk management feature the TA IDEX Protected Principal Stock employs is broad diversification. The portfolio's core strategy involves the ownership of all of the stocks represented in the S&P 500. The next step is the sale of cash-settled index call options, which serve as the portfolio's primary source of return. The continuous generation of cash flow provides the portfolio with a consistent return in exchange for the future performance of the portfolio's underlying stock holdings. This cash flow varies over time and is somewhat limited in its ability to adequately protect the portfolio in the case of a sudden, sharp sell-off in the market. Therefore, the next risk management step is the purchase of index put options to behave as a "safety net" to reduce the exposure of the portfolio during a sharp market decline. The final risk management feature is the Guarantee as described in the prospectus.

J. Patrick Rogers

Fund Manager
Gateway Investment Advisers, L.P.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Protected Principal Stock

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	4.82%	6.10%	7/1/02
Class A (POP)	(0.94)%	3.56%	7/1/02
S&P 500[1]	9.41%	7.70%	7/1/02
Class B (NAV)	4.43%	5.94%	7/1/02
Class B (POP)	(0.57)%	4.34%	7/1/02
Class C (NAV)	4.24%	5.85%	7/1/02
Class C (POP)	3.24%	5.85%	7/1/02
Class M (NAV)	4.44%	5.90%	7/1/02
Class M (POP)	2.39%	5.44%	7/1/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares. Class C shares do not impose a sales charge. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments that utilize options strategies may be subject to specific risks, including limited opportunity to participate in rising stock markets or increased risk during market declines. In general,mutual funds that invest in stocks are subject to risks including weaknesses in the market as a whole, in a particular industry, or in a specific holding, and from adverse political or economic developments here or abroad.

Shareholders may lose some or all of the value of their guaranteed amount if they redeem before the end of the 5-year Guarantee Period.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Protected Principal Stock

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,029.00	2.51%	$12.80
Hypothetical (b)	1,000.00	1,012.52	2.51	12.70
Class B
Actual	1,000.00	1,029.10	2.72	13.87
Hypothetical (b)	1,000.00	1,010.91	2.72	13.75
Class C
Actual	1,000.00	1,027.20	3.03	15.44
Hypothetical (b)	1,000.00	1,009.35	3.03	15.31
Class M
Actual	1,000.00	1,027.20	2.96	15.08
Hypothetical (b)	1,000.00	1,010.26	2.96	14.96

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.5%) (a)
Aerospace (1.5%)
Boeing Co. (The)	4,300	$215
General Dynamics Corp.	1,100	112
Goodrich Corp.	600	18
Lockheed Martin Corp.	2,400	132
Northrop Grumman Corp.	1,970	102
Textron, Inc.	700	48
United Technologies Corp.	2,800	260
Air Transportation (0.4%)
Delta Airlines, Inc. (b)	700	4
FedEx Corp.	1,600	146
Southwest Airlines Co.	4,100	65
Amusement & Recreation Services (0.6%)
Harrah's Entertainment, Inc.	600	35
Walt Disney Co.	11,200	282
Apparel & Accessory Stores (0.5%)
Gap (The), Inc.	4,700	94
Kohl's Corp. (b)	1,800	91
Ltd. Brands	2,500	62
Nordstrom, Inc.	800	35
Apparel Products (0.2%)
Cintas Corp.	900	39
Jones Apparel Group, Inc.	600	21
Liz Claiborne, Inc.	600	25
VF Corp.	600	32
Auto Repair, Services & Parking (0.0%)
Ryder System, Inc.	300	15
Automotive (1.2%)
Dana Corp.	800	12
Delphi Corp.	3,000	25
Ford Motor Co.	9,800	128
General Motors Corp.	3,000	116
Genuine Parts Co.	900	36
Harley-Davidson, Inc.	1,600	92
Honeywell International, Inc.	4,500	152
ITT Industries, Inc.	500	41
Navistar International Corp. (b)	400	14
PACCAR, Inc.	900	62
Automotive Dealers & Service Stations (0.1%)
AutoNation, Inc. (b)	1,450	25
AutoZone, Inc. (b)	400	33
Beverages (2.2%)
Adolph Coors Co.–Class B	200	13
Anheuser-Busch Cos., Inc.	4,100	205
Coca-Cola Co. (The)	13,100	533

	Shares	Value
Beverages (continued)
Coca-Cola Enterprises, Inc.	2,500	$52
Pepsi Bottling Group, Inc.	1,400	39
PepsiCo, Inc.	9,000	446
Business Credit Institutions (0.1%)
CIT Group, Inc. (b)	1,200	48
Business Services (1.7%)
Cendant Corp.	5,400	111
Clear Channel Communications, Inc.	3,100	104
Convergys Corp. (b)	700	9
eBay, Inc. (b)	3,400	332
Equifax, Inc.	700	18
First Data Corp.	4,495	186
Interpublic Group of Cos., Inc. (b)	2,300	28
Monster Worldwide, Inc. (b)	600	17
Moody's Corp.	800	62
Omnicom Group, Inc.	1,000	79
Robert Half International, Inc.	900	24
Chemicals & Allied Products (3.3%)
Air Products & Chemicals, Inc.	1,200	64
Alberto Culver Co.–Class B	500	22
Avon Products, Inc.	2,500	99
Clorox Co.	1,100	60
Colgate-Palmolive Co.	2,900	129
Dow Chemical Co. (The)	4,900	220
Eastman Chemical Co.	400	19
Ecolab, Inc.	1,400	47
EI Du Pont de Nemours & Co.	5,300	227
Great Lakes Chemical Corp.	300	8
International Flavors & Fragrances, Inc.	500	20
Monsanto Co.	1,471	63
PPG Industries, Inc.	900	57
Praxair, Inc.	1,800	76
Procter & Gamble Co.	13,600	696
Rohm & Haas Co.	1,200	51
Sherwin-Williams Co. (The)	700	30
Commercial Banks (10.2%)
AmSouth Bancorp	1,900	50
Bank of America Corp.	21,718	973
Bank of New York Co. (The), Inc.	4,000	130
BB&T Corp.	3,000	123
Citigroup, Inc.	27,700	1,229
Comerica, Inc.	900	55
Fifth Third Bancorp	3,000	148
First Horizon National Corp.	700	30
Huntington Bancshares, Inc.	1,200	29
JPMorgan Chase & Co.	19,048	735

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Commercial Banks (continued)
KeyCorp	2,200	$74
M&T Bank Corp.	600	62
Marshall & IIsley Corp.	1,200	50
MBNA Corp.	6,800	174
Mellon Financial Corp.	2,300	66
National City Corp.	3,200	125
North Fork Bancorp, Inc.	1,000	44
Northern Trust Corp.	1,200	51
PNC Financial Services Group, Inc.	1,500	78
Providian Financial Corp. (b)	1,600	25
Regions Financial Corp.	2,481	87
SouthTrust Corp.	1,800	78
State Street Corp.	1,800	81
SunTrust Banks, Inc.	1,600	113
Synovus Financial Corp.	1,700	46
US Bancorp	10,000	286
Wachovia Corp.	7,000	344
Wells Fargo & Co.	9,000	537
Zions Bancorp	500	33
Communication (1.2%)
Comcast Corp.–Class A (b)	12,119	358
Viacom, Inc.–Class B	9,300	339
Communications Equipment (1.7%)
ADC Telecommunications, Inc. (b)	4,100	9
Andrew Corp. (b)	700	10
Avaya, Inc. (b)	2,400	35
CIENA Corp. (b)	2,800	7
Comverse Technology, Inc. (b)	1,000	21
Corning, Inc. (b)	7,400	85
Lucent Technologies, Inc. (b)	23,000	82
Motorola, Inc.	12,700	219
Network Appliance, Inc. (b)	1,900	46
QUALCOMM, Inc.	8,700	364
Rockwell Collins, Inc.	1,000	35
Scientific-Atlanta, Inc.	800	22
Tellabs, Inc. (b)	2,200	18
Computer & Data Processing Services (5.9%)
Adobe Systems, Inc.	1,300	73
Affiliated Computer Services, Inc.–Class A (b)	650	36
Autodesk, Inc.	600	32
Automatic Data Processing, Inc.	3,100	135
BMC Software, Inc. (b)	1,200	23
Citrix Systems, Inc. (b)	900	22
Computer Associates International, Inc.	3,100	86
Computer Sciences Corp. (b)	1,000	50
Compuware Corp. (b)	2,100	12

	Shares	Value
Computer & Data Processing Services (continued)
Deluxe Corp.	300	$11
Electronic Arts, Inc. (b)	1,600	72
Electronic Data Systems Corp.	2,800	60
Fiserv, Inc. (b)	1,100	39
IMS Health, Inc.	1,300	28
Intuit, Inc. (b)	1,000	45
Mercury Interactive Corp. (b)	500	22
Microsoft Corp.	58,300	1,632
NCR Corp. (b)	500	28
Novell, Inc. (b)	2,100	15
Oracle Corp. (b)	27,700	351
Parametric Technology Corp. (b)	1,500	8
Peoplesoft, Inc. (b)	2,000	42
Sabre Holdings Corp.	700	15
Siebel Systems, Inc. (b)	2,700	26
Sun Microsystems, Inc. (b)	17,800	81
SunGard Data Systems, Inc. (b)	1,600	42
Symantec Corp. (b)	1,650	94
Unisys Corp. (b)	1,800	19
VERITAS Software Corp. (b)	2,300	50
Yahoo!, Inc. (b)	7,200	261
Computer & Office Equipment (4.7%)
Apple Computer, Inc. (b)	2,100	110
Cisco Systems, Inc. (b)	36,300	697
Dell, Inc. (b)	13,400	470
EMC Corp. (b)	13,000	167
Gateway, Inc. (b)	2,000	12
Hewlett-Packard Co.	16,200	302
International Business Machines Corp.	8,900	799
Jabil Circuit, Inc. (b)	1,100	27
Lexmark International, Inc. (b)	700	58
Pitney Bowes, Inc.	1,200	52
Symbol Technologies, Inc.	1,300	19
Construction (0.2%)
Centex Corp.	700	36
Fluor Corp.	400	19
KB Home	200	16
Pulte Homes, Inc.	700	38
Department Stores (0.4%)
Dillard's, Inc.–Class A	500	10
Federated Department Stores	1,000	50
JC Penney Co., Inc.	1,500	52
May Department Stores Co. (The)	1,600	42
Sears Roebuck & Co.	1,100	38
TJX Cos., Inc.	2,600	62

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Drug Stores & Proprietary Stores (0.5%)
CVS Corp.	2,100	$91
Walgreen Co.	5,300	190
Educational Services (0.1%)
Apollo Group, Inc.–Class A (b)	1,000	66
Electric Services (2.0%)
AES Corp. (The) (b)	3,300	36
Allegheny Energy, Inc. (b)	700	13
American Electric Power Co., Inc.	2,100	69
Calpine Corp. (b)	2,400	6
CenterPoint Energy, Inc.	1,700	18
CMS Energy Corp. (b)	1,000	9
Consolidated Edison, Inc.	1,300	56
Constellation Energy Group, Inc.	900	37
Dominion Resources, Inc.	1,800	116
DTE Energy Co.	900	38
Duke Energy Corp.	4,800	118
Edison International	1,800	55
FirstEnergy Corp.	1,800	74
FPL Group, Inc.	1,000	69
Pinnacle West Capital Corp.	500	21
PPL Corp.	1,000	52
Progress Energy, Inc.	1,300	54
Sempra Energy	1,200	40
Southern Co. (The)	3,800	120
TECO Energy, Inc.	1,000	14
TXU Corp.	1,600	98
Xcel Energy, Inc.	2,200	38
Electric, Gas & Sanitary Services (0.8%)
Ameren Corp.	1,000	48
Cinergy Corp.	1,000	40
Entergy Corp.	1,200	78
Exelon Corp.	3,500	139
NiSource, Inc.	1,400	30
PG&E Corp. (b)	2,200	70
Public Service Enterprise Group, Inc.	1,300	55
Electronic & Other Electric Equipment (3.7%)
Cooper Industries, Ltd.–Class A	500	32
Emerson Electric Co.	2,300	147
General Electric Co.	56,600	1,931
Maytag Corp.	400	7
Whirlpool Corp.	400	23
Electronic Components & Accessories (3.5%)
Advanced Micro Devices, Inc. (b)	1,900	32
Altera Corp. (b)	2,000	45
American Power Conversion Corp.	1,100	21
Analog Devices, Inc.	2,000	81

	Shares	Value
Electronic Components & Accessories (continued)
Applied Micro Circuits Corp. (b)	1,700	$6
Broadcom Corp.–Class A (b)	1,700	46
Intel Corp.	34,500	768
JDS Uniphase Corp. (b)	7,700	24
Linear Technology Corp.	1,700	64
LSI Logic Corp. (b)	2,100	10
Maxim Integrated Products, Inc.	1,700	75
Micron Technology, Inc. (b)	3,200	39
Molex, Inc.	1,000	30
National Semiconductor Corp. (b)	1,900	32
Novellus Systems, Inc. (b)	800	21
NVIDIA Corp. (b)	900	13
PMC-Sierra, Inc. (b)	1,000	10
Power-One, Inc. (b)	500	4
QLogic Corp. (b)	500	16
Sanmina-SCI Corp. (b)	2,800	22
Solectron Corp. (b)	4,900	26
Texas Instruments, Inc.	9,200	225
Tyco International, Ltd.	10,900	340
Xilinx, Inc.	1,900	58
Environmental Services (0.2%)
Allied Waste Industries, Inc. (b)	1,400	11
Waste Management, Inc.	3,000	85
Fabricated Metal Products (0.6%)
Crane Co.	300	8
Fortune Brands, Inc.	800	58
Gillette Co. (The)	5,200	216
Parker Hannifin Corp.	600	42
Finance (1.1%)
SPDR Trust Series 1	5,465	620
Food & Kindred Products (2.2%)
Altria Group, Inc.	11,200	543
Archer-Daniels-Midland Co.	3,300	64
Campbell Soup Co.	2,200	59
ConAgra Foods, Inc.	2,800	74
General Mills, Inc.	2,000	88
Hercules, Inc. (b)	600	9
Hershey Foods Corp.	1,300	66
HJ Heinz Co.	1,900	69
Kellogg Co.	2,200	95
McCormick & Co., Inc.	700	25
Sara Lee Corp.	4,100	95
WM Wrigley Jr. Co.	1,200	78
Food Stores (0.3%)
Albertson's, Inc.	2,000	46
Kroger Co. (b)	4,000	60

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Food Stores (continued)
Safeway, Inc. (b)	2,400	$44
Winn-Dixie Stores, Inc.	800	3
Furniture & Fixtures (0.3%)
Johnson Controls, Inc.	1,000	57
Leggett & Platt, Inc.	1,000	28
Masco Corp.	2,300	79
Furniture & Home Furnishings Stores (0.1%)
Bed Bath & Beyond, Inc. (b)	1,600	65
Gas Production & Distribution (0.3%)
Dynegy, Inc.–Class A (b)	2,000	10
El Paso Corp.	3,400	30
KeySpan Corp.	900	36
Kinder Morgan, Inc.	700	45
Nicor, Inc.	200	8
Peoples Energy Corp.	200	9
Williams Cos., Inc.	2,800	35
Health Services (0.5%)
Caremark Rx, Inc. (b)	2,500	75
Express Scripts, Inc. (b)	450	29
HCA, Inc.	2,600	95
Health Management Associates, Inc.–Class A	1,300	27
Manor Care, Inc.	500	16
Quest Diagnostics, Inc.	500	44
Tenet Healthcare Corp. (b)	2,500	27
Holding & Other Investment Offices (0.5%)
Apartment Investment & Management Co.–Class A	540	20
Equity Office Properties Trust	2,200	62
Equity Residential	1,500	50
Plum Creek Timber Co., Inc.	1,000	36
Prologis	950	37
Simon Property Group, Inc.	1,100	64
Hotels & Other Lodging Places (0.3%)
Hilton Hotels Corp.	2,100	42
Marriott International, Inc.–Class A	1,200	65
Starwood Hotels & Resorts Worldwide, Inc.	1,100	53
Industrial Machinery & Equipment (1.5%)
American Standard Cos., Inc. (b)	1,200	44
Applied Materials, Inc. (b)	9,100	147
Baker Hughes, Inc.	1,800	77
Black & Decker Corp.	400	32
Caterpillar, Inc.	1,800	145
Cummins, Inc.	200	14
Deere & Co.	1,300	78
Dover Corp.	1,100	43
Eaton Corp.	800	51

	Shares	Value
Industrial Machinery & Equipment (continued)
Illinois Tool Works, Inc.	1,600	$148
Ingersoll-Rand Co.–Class A	900	62
Pall Corp.	700	18
Stanley Works (The)	400	18
Instruments & Related Products (1.1%)
Agilent Technologies, Inc. (b)	2,600	65
Applera Corp.–Applied Biosystems Group	1,100	21
Bausch & Lomb, Inc.	300	18
Danaher Corp.	1,700	94
Eastman Kodak Co.	1,500	45
Fisher Scientific International (b)	600	34
KLA-Tencor Corp. (b)	1,100	50
Millipore Corp. (b)	300	14
PerkinElmer, Inc.	700	14
Raytheon Co.	2,400	88
Rockwell Automation, Inc.	1,000	42
Snap-On, Inc.	300	9
Tektronix, Inc.	500	15
Teradyne, Inc. (b)	1,000	17
Thermo Electron Corp. (b)	900	26
Waters Corp. (b)	600	25
Xerox Corp. (b)	4,200	62
Insurance (4.1%)
ACE, Ltd.	1,500	57
Aetna, Inc.	800	76
AFLAC, Inc.	2,700	97
Allstate Corp. (The)	3,600	173
AMBAC Financial Group, Inc.	600	47
American International Group, Inc.	13,900	844
Anthem, Inc. (b)	800	64
Chubb Corp.	1,000	72
Cigna Corp.	700	44
Cincinnati Financial Corp.	950	40
Loews Corp.	1,000	60
MBIA, Inc.	700	40
MGIC Investment Corp.	500	32
Principal Financial Group	1,700	64
Progressive Corp. (The)	1,200	112
SAFECO Corp.	700	32
St. Paul Travelers Cos. (The), Inc.	3,547	120
UnitedHealth Group, Inc.	3,300	239
UnumProvident Corp.	1,600	22
WellPoint Health Networks (b)	800	78
XL Capital, Ltd.–Class A	700	51
Insurance Agents, Brokers & Service (0.4%)
AON Corp.	1,700	35
Hartford Financial Services Group, Inc.	1,600	94

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Insurance Agents, Brokers & Service (continued)
Humana, Inc. (b)	800	$15
Marsh & McLennan Cos., Inc.	2,800	77
Leather & Leather Products (0.1%)
Coach, Inc. (b)	1,000	47
Life Insurance (0.7%)
Jefferson Pilot Corp.	700	34
Lincoln National Corp.	900	39
Metlife, Inc.	3,900	150
Prudential Financial, Inc.	2,800	130
Torchmark Corp.	600	32
Lumber & Other Building Materials (1.3%)
Home Depot, Inc.	11,900	489
Lowe's Cos., Inc.	4,100	231
Lumber & Wood Products (0.3%)
Georgia-Pacific Corp.	1,400	48
Louisiana-Pacific Corp.	600	15
Weyerhaeuser Co.	1,300	81
Management Services (0.1%)
Paychex, Inc.	2,000	66
Manufacturing Industries (0.2%)
Hasbro, Inc.	1,000	18
International Game Technology	1,900	63
Mattel, Inc.	2,200	39
Medical Instruments & Supplies (2.0%)
Baxter International, Inc.	3,200	98
Becton Dickinson & Co.	1,400	73
Biomet, Inc.	1,400	65
Boston Scientific Corp. (b)	4,400	155
CR Bard, Inc.	600	34
Guidant Corp.	1,700	113
Medtronic, Inc.	6,400	327
St. Jude Medical, Inc. (b)	1,000	77
Stryker Corp.	2,200	95
Zimmer Holdings, Inc. (b)	1,300	101
Metal Cans & Shipping Containers (0.0%)
Ball Corp.	600	24
Metal Mining (0.3%)
Freeport-McMoRan Copper & Gold, Inc.–Class B	1,000	36
Newmont Mining Corp.	2,400	114
Phelps Dodge Corp.	500	44
Mining (0.1%)
Vulcan Materials Co.	600	30

	Shares	Value
Mortgage Bankers & Brokers (0.2%)
Countrywide Financial Corp.	3,000	$96
Motion Pictures (0.7%)
Time Warner, Inc. (b)	24,500	408
Motor Vehicles, Parts & Supplies (0.0%)
Visteon Corp.	700	5
Oil & Gas Extraction (1.9%)
Anadarko Petroleum Corp.	1,300	88
Apache Corp.	1,710	87
BJ Services Co.	900	46
Burlington Resources, Inc.	2,100	87
Devon Energy Corp.	1,300	96
EOG Resources, Inc.	600	40
Halliburton Co.	2,400	89
Kerr-McGee Corp.	600	36
Nabors Industries, Ltd. (b)	800	39
Noble Corp. (b)	700	32
Occidental Petroleum Corp.	2,100	117
Rowan Cos., Inc. (b)	600	15
Schlumberger, Ltd.	3,100	195
Transocean, Inc. (b)	1,700	60
Unocal Corp.	1,400	58
Paper & Allied Products (1.2%)
3M Co.	4,100	318
Avery Dennison Corp.	600	37
Bemis Co.	600	16
International Paper Co.	2,600	100
Kimberly-Clark Corp.	2,700	161
MeadWestvaco Corp.	1,100	35
Pactiv Corp. (b)	800	19
Temple-Inland, Inc.	300	18
Paper & Paper Products (0.0%)
Boise Cascade Corp.	400	12
Personal Credit Institutions (0.3%)
Capital One Financial Corp.	1,300	96
SLM Corp.	2,300	104
Personal Services (0.1%)
H&R Block, Inc.	900	43
Petroleum Refining (5.0%)
Amerada Hess Corp.	500	40
Ashland, Inc.	400	23
ChevronTexaco Corp.	11,400	605
ConocoPhillips	3,504	295
Exxon Mobil Corp.	35,000	1,723
Marathon Oil Corp.	1,900	72
Sunoco, Inc.	400	30
Valero Energy Corp.	1,400	60

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (8.7%)
Abbott Laboratories	8,300	$354
Allergan, Inc.	700	50
AmerisourceBergen Corp.	600	33
Amgen, Inc. (b)	6,772	385
Biogen Idec, Inc. (b)	1,800	105
Bristol-Myers Squibb Co.	10,400	244
Cardinal Health, Inc.	2,300	108
Chiron Corp. (b)	1,000	32
Eli Lilly & Co.	5,900	324
Forest Laboratories, Inc. (b)	2,000	89
Genzyme Corp. (b)	1,200	63
Gilead Sciences, Inc. (b)	2,300	80
Hospira, Inc. (b)	820	26
Johnson & Johnson	15,900	928
King Pharmaceuticals, Inc. (b)	1,300	14
McKesson Corp.	1,600	43
Medco Health Solutions, Inc. (b)	1,453	49
MedImmune, Inc. (b)	1,300	37
Merck & Co., Inc.	12,100	379
Mylan Laboratories	1,400	24
Pfizer, Inc.	40,340	1,168
Schering-Plough Corp.	7,800	141
Sigma-Aldrich Corp.	400	22
Watson Pharmaceuticals, Inc. (b)	600	17
Wyeth	7,100	282
Primary Metal Industries (0.4%)
Alcoa, Inc.	4,600	149
Allegheny Technologies, Inc.	500	8
Engelhard Corp.	700	20
Nucor Corp.	800	34
United States Steel Corp.	600	22
Worthington Industries, Inc.	500	10
Printing & Publishing (0.7%)
Dow Jones & Co., Inc.	400	18
Gannett Co., Inc.	1,400	116
Knight-Ridder, Inc.	400	27
McGraw-Hill Cos. (The), Inc.	1,000	86
Meredith Corp.	300	15
New York Times Co.–Class A	800	32
RR Donnelley & Sons Co.	1,200	38
Tribune Co.	1,700	73
Radio & Television Broadcasting (0.1%)
Univision Communications, Inc.–Class A (b)	1,700	53
Radio, Television & Computer Stores (0.3%)
Best Buy Co., Inc.	1,800	107
Circuit City Stores, Inc.	1,100	18
RadioShack Corp.	800	24

	Shares	Value
Railroads (0.5%)
Burlington Northern Santa Fe Corp.	2,000	$84
CSX Corp.	1,200	44
Norfolk Southern Corp.	2,100	71
Union Pacific Corp.	1,400	88
Restaurants (0.7%)
Darden Restaurants, Inc.	800	20
McDonald's Corp.	6,700	195
Starbucks Corp. (b)	2,100	111
Wendy's International, Inc.	600	20
Yum! Brands, Inc.	1,600	70
Retail Trade (0.3%)
Office Depot, Inc. (b)	1,700	28
Staples, Inc.	2,700	80
Tiffany & Co.	800	23
Toys R US, Inc. (b)	1,200	22
Rubber & Misc. Plastic Products (0.3%)
Cooper Tire & Rubber Co.	400	8
Goodyear Tire & Rubber Co. (The) (b)	900	9
Newell Rubbermaid, Inc.	1,500	32
Nike, Inc.–Class B	1,400	114
Reebok International, Ltd.	300	11
Sealed Air Corp. (b)	500	25
Savings Institutions (0.5%)
Golden West Financial Corp.	800	94
Sovereign Bancorp, Inc.	1,500	32
Washington Mutual, Inc.	4,500	174
Security & Commodity Brokers (2.8%)
American Express Co.	6,700	356
Bear Stearns Cos. (The), Inc.	600	57
Charles Schwab Corp. (The)	7,300	67
E*TRADE Financial Corp. (b)	1,950	25
Federated Investors, Inc.–Class B	550	16
Franklin Resources, Inc.	1,300	79
Goldman Sachs Group, Inc.	2,600	256
Janus Capital Group, Inc.	1,300	20
Lehman Brothers Holdings, Inc.	1,500	123
Merrill Lynch & Co., Inc.	5,000	270
Morgan Stanley	5,700	291
T. Rowe Price Group, Inc.	700	39
Telecommunications (3.2%)
Alltel Corp.	1,700	93
AT&T Corp.	4,100	70
BellSouth Corp.	9,800	261
CenturyTel, Inc.	700	22
Citizens Communications Co.	1,600	21
Nextel Communications, Inc.–Class A (b)	5,900	156

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (continued)
Qwest Communications International (b)	9,700	$33
SBC Communications, Inc.	17,800	450
Sprint Corp.–FON Group	7,750	162
Verizon Communications, Inc.	14,800	579
Tobacco Products (0.1%)
Reynolds American, Inc.	500	34
UST, Inc.	900	37
Transportation Equipment (0.0%)
Brunswick Corp.	500	23
Trucking & Warehousing (0.8%)
United Parcel Service, Inc.–Class B	5,900	467
U.S. Government Agencies (1.0%)
Fannie Mae	5,000	351
Freddie Mac	3,700	246
Variety Stores (2.9%)
Big Lots, Inc. (b)	600	7
Costco Wholesale Corp.	2,500	120
Dollar General Corp.	1,800	35
Family Dollar Stores, Inc.	900	27
Target Corp.	4,800	240
Wal-Mart Stores, Inc.	22,700	1,224
Water Transportation (0.3%)
Carnival Corp.	3,300	167
Wholesale Trade Durable Goods (0.0%)
W.W. Grainger, Inc.	500	29
Wholesale Trade Nondurable Goods (0.2%)
SUPERVALU, Inc.	700	21
SYSCO Corp.	3,400	110
Total Common Stocks (cost: $47,467)		56,619
	Contracts (c)	Value
PURCHASED OPTIONS (0.3%)
Put Options (0.3%)
S & P 500 Index Put Strike $1050.00 Expires 11/20/2004	126	$22

	Contracts (c)	Value
Put Options (continued)
S & P 500 Index Put Strike $1025.00 Expires 11/20/2004	125	$12
S & P 500 Index Put Strike $1050.00 Expires 12/18/2004	111	57
S & P 500 Index Put Strike $1025.00 Expires 12/18/2004	139	44
Total Purchased Options (cost: $241)		135
Total Investment Securities (cost: $47,708)		$56,754
WRITTEN OPTIONS (–1.5%)
Covered Call Options (–1.5%)
S & P 500 Index Call Strike $1150.00 Expires 11/20/2004	134	$(93)
S & P 500 Index Call Strike $1125.00 Expires 11/20/2004	137	(253)
S & P 500 Index Call Strike $1150.00 Expires 12/18/2004	80	(112)
S & P 500 Index Call Strike $1125.00 Expires 12/18/2004	150	(389)
Total Written Options (cost: $849)		(847)
SUMMARY:
Investments, at value	98.8%	$56,754
Written options	(1.5)%	(847)
Other assets in excess of liabilities	2.7%	1,594
Net assets	100.0%	$57,501

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Substantially all of the Fund's common stocks are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund (see Note 1).

(b)  No dividends were paid during the preceding twelve months.

(c)  Contract amounts are not in thousands.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Protected Principal Stock

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $47,708)	$56,754
Cash	1,873
Receivables:
Interest	1
Dividends	79
Other	2
58,709
Liabilities:
Investment securities purchased	124
Accounts payable and accrued liabilities:
Management and advisory fees	116
Distribution fees	44
Transfer agent fees	15
Written options (premiums $849)	847
Other	62
1,208
Net Assets	$57,501
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$52,410
Accumulated net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities and written option contracts	(3,957)
Net unrealized appreciation (depreciation) on: Investment securities	9,046
Written option contracts	2
Net Assets	$57,501
Net Assets by Class:
Class A	$8,006
Class B	40,756
Class C	6,423
Class M	2,316
Shares Outstanding:
Class A	752
Class B	3,844
Class C	607
Class M	219
Net Asset Value Per Share:
Class A	$10.64
Class B	10.60
Class C	10.58
Class M	10.59
Maximum Offering Price Per Share (a):
Class A	$11.24
Class M	10.70

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and M shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$6
Dividends	1,068
1,074
Expenses:
Management and advisory fees	809
Transfer agent fees
Class A	5
Class B	27
Class C	4
Class M	2
Printing and shareholder reports	29
Custody fees	32
Administration fees	15
Legal fees	8
Audit and accounting fees	24
Trustees fees	4
Registration fees
Class A	21
Class B	26
Class C	13
Class M	8
Other	13
Distribution and service fees:
Class A	30
Class B	441
Class C	67
Class M	26
Total expenses before recapture of waived expenses	1,604
Recaptured expenses	42
Total expenses	1,646
Net Investment Income (Loss)	(572)
Net Realized Gain (Loss) from:
Investment securities	(566)
Written option contracts	1,043
477
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	3,229
Written option contracts	(394)
2,835
Net Gain (Loss) on Investment Securities and Written Options	3,312
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,740

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Protected Principal Stock

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(572)	$(685)
Net realized gain (loss) from investment securities and written options	477	(4,420)
Net unrealized appreciation (depreciation) on investment securities and written options	2,835	11,181
	2,740	6,076
Distributions to Shareholders:
From net realized gains:
Class A	–	(728)
Class B	–	(3,475)
Class C	–	(519)
Class M	–	(301)
	–	(5,023)
Capital Share Transactions:
Proceeds from shares sold:
Class A	5	171
Class B	2	–
Class C	2	6
	9	177
Dividends and distributions reinvested:
Class A	–	733
Class B	–	3,468
Class C	–	519
Class M	–	301
	–	5,021
Cost of shares redeemed:
Class A	(1,733)	(2,125)
Class B	(7,872)	(4,642)
Class C	(907)	(576)
Class M	(1,382)	(858)
	(11,894)	(8,201)
	(11,885)	(3,003)
Net increase (decrease) in net assets	(9,145)	(1,950)
Net Assets:
Beginning of year	66,646	68,596
End of year	$57,501	$66,646
Accumulated Net Investment Income (Loss)	$–	$–

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	–	17
Class C	–	1
	–	18
Shares issued–reinvested from distributions:
Class A	–	78
Class B	–	369
Class C	–	55
Class M	–	32
	–	534
Shares redeemed:
Class A	(167)	(213)
Class B	(760)	(480)
Class C	(87)	(59)
Class M	(133)	(87)
	(1,147)	(839)
Net increase (decrease) in shares outstanding:
Class A	(167)	(118)
Class B	(760)	(111)
Class C	(87)	(3)
Class M	(133)	(55)
	(1,147)	(287)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Protected Principal Stock

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.15	$(0.05)	$0.54	$0.49	$–	$–	$–	$10.64
	10/31/2003	10.01	(0.04)	0.92	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.02)	0.03	0.01	–	–	–	10.01
Class B	10/31/2004	10.15	(0.10)	0.55	0.45	–	–	–	10.60
	10/31/2003	10.01	(0.11)	0.99	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01
Class C	10/31/2004	10.15	(0.12)	0.55	0.43	–	–	–	10.58
	10/31/2003	10.01	(0.11)	0.99	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01
Class M	10/31/2004	10.14	(0.10)	0.55	0.45	–	–	–	10.59
	10/31/2003	10.01	(0.10)	0.97	0.87	–	(0.74)	(0.74)	10.14
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01

			Ratios/Supplemental Data
	For the		Net Assets, End of	Ratio of Expenses to Average		Net Investment Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (a)		to Average	Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	4.82%	$8,006	2.22%	2.16%	(0.53)%	1%
	10/31/2003	9.44	9,320	2.25	2.25	(0.46)	3
	10/31/2002	0.10	10,381	2.25	2.62	(0.70)	14
Class B	10/31/2004	4.43	40,756	2.69	2.63	(0.97)	1
	10/31/2003	9.44	46,709	2.90	2.90	(1.11)	3
	10/31/2002	0.10	47,170	2.90	3.28	(1.35)	14
Class C	10/31/2004	4.24	6,423	2.82	2.76	(1.12)	1
	10/31/2003	9.44	7,041	2.90	2.90	(1.11)	3
	10/31/2002	0.10	6,969	2.90	3.28	(1.35)	14
Class M	10/31/2004	4.44	2,316	2.80	2.73	(1.01)	1
	10/31/2003	9.33	3,576	2.80	2.80	(1.01)	3
	10/31/2002	0.10	4,076	2.80	3.18	(1.25)	14

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any and includes the recapture of previously waived expenses (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements by the investment adviser and recapture of previously waived expenses.

(g)  TA IDEX Protected Principal Stock commenced operations on July 1, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Protected Principal Stock ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on July 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Protected Principal Stock to TA IDEX Protected Principal Stock.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. On June 15, 2004, Class C2 shares converted to Class C. Class B shares will convert to Class A shares eight years after purchase. Currently all share classes are closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option,

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open contracts at October 31, 2004, are listed in the Schedule of Investments.

Substantially all of the Fund's common stocks are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund. The custodian uses escrow receipt depository of the Option Clearing Corporation ("OCC") to effect pledging while maintaining custody of the stock positions, rather than delivering them to the broker-dealers. The OCC guarantees the obligations of the contracts that they clear are fulfilled.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2003	$2,599	638
Sales	10,052	4,005
Closing Buys	(10,574)	(3,534)
Expirations	(1,228)	(608)
Exercised	–	–
Balance at October 31, 2004	$849	501

*  Contracts not in thousands

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

ATFA is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

TA IDEX Protected Principal Stock Guarantee: The Fund's investment adviser, Aegon/Transamerica Fund Advisers, Inc. ("ATFA"), guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the Prospectus and Statement of Additional Information for further information on the Guarantee.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

1.30% of the first $100 million of ANA
1.25% of ANA over $100 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.90% Expense Limit

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$9	10/31/2006
Fiscal Year 2002	43	10/31/2005
	Expenses Recaptured by Adviser	Increase in Total Expenses to Average Net Assets
Recaptured in 2004	42	0.07%

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class M	0.90%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, M, and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$–
Retained by Underwriter	–
Contingent Deferred Sales Charge	269

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $15 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $38 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$817
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	16,237
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(578)
Undistributed net investment income (loss)	572
Accumulated net realized gain (loss) from investment securities and written option contracts	6

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforward is available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$4,061	October 31, 2011

The capital loss carryforward utilized during the period ended October 31, 2004, was $649.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$1,581
Long-term capital gain	3,442
2004 Distributions paid from:
Ordinary Income	–
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(4,061)
Net Unrealized Appreciation (Depreciation)	$9,154

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$47,600
Unrealized Appreciation	$10,965
Unrealized (Depreciation)	(1,811)
Net Unrealized Appreciation (Depreciation)	$9,154

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

18

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Protected Principal Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Protected Principal Stock (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

19

TA IDEX Salomon All Cap

MARKET ENVIRONMENT

We were concerned that the 23-year bull market for bonds ended in the summer of 2003 and that interest rates might move up meaningfully in 2004. Although ten-year Treasury yields flirted with 5% earlier this year, interest rates dropped back to about the 4% level, possibly caused by the effects of oil prices rising from $29/barrel to about $55/barrel recently.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Salomon All Cap, Class A returned 6.09%. By comparison its benchmark, the Russell 3000 Index ("Russell 3000"), returned 9.51%.

STRATEGY REVIEW

During the year, the portfolio had an average cash position of approximately 9.5%, which we believed was prudent given uncertainties associated with rising oil prices, the war in Iraq, the presidential election in the United States and rising interest rates, especially early in the year.

We were heavily overweight in the materials sector for the one-year period ended October 31, 2004. Materials companies, over the last decade, have made modest increases in their production capacities. With China being relatively resource poor, our decision to overweight the materials sector was designed to capture the increasing importance of China importing many natural resources, with the probability that prices would be affected positively. Our overweight contributed to portfolio performance approximately 3.1% for the last fiscal year versus approximately 0.60% for the materials sector of the Russell 3000.

We were underweight in the financials sector by a substantial amount (15.7% vs. 21.7% of the benchmark). We held a modest amount of commercial bank positions for most of the year because of a flatter yield curve, which we believed would hamper their earnings. At this time, the yield curve remains one of the steepest on record. Our financials sector holdings contributed 0.35% in the latest fiscal year vs. 2.31% for the benchmark financials sector.

The largest contributors to performance were Telefonaktiebolage LM Ericsson ("Ericsson"), a company engaged in the development and supply of end-to-end solutions to network operators for mobile and fixed-line communications (0.84%), Elan Corporation PLC ("Elan"), a neuroscience-based biotechnology company (0.66%), Allegheny Technologies Incorporated ("Allegheny"), a diversified producer of specialty materials (0.62%), Raytheon Company ("Raytheon"), an industry leader in defense and government electronics (0.53%), and ChevronTexaco Corporation ("ChevronTexaco"), a fully integrated petroleum operator (0.51%). Our positions in Ericsson and Elan were sold during the year having reached prices that we believed fully discounted their earnings prospects going forward. Allegheny, Raytheon and ChevronTexaco are all still held in the portfolio.

The five largest detractors to performance included Merck & Co., Inc., a global research-driven pharmaceutical products company (-0.41%), Intel Corporation., a designer, developer, manufacturer and marketer of computing and communications products at various levels of integration (-0.41%), Micromuse Inc., a provider of a suite of software products (-0.40%), Unisys Corporation, a worldwide information technology services and solutions company (-.35%), and XOMA Ltd., a biopharmaceutical (-0.33%). These positions are still held in the portfolio.

John J. Goode

Peter J. Hable

Co-Fund Managers
Salomon Brothers Asset Management Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Salomon All Cap

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	6.09%	5.93%	8.18%	3/1/99
Class A (POP)	0.26%	4.74%	7.10%	3/1/99
Russell 3000[1]	9.51%	(0.98)%	0.95%	3/1/99
Class B (NAV)	5.48%	5.25%	7.49%	3/1/99
Class B (POP)	0.48%	5.09%	7.49%	3/1/99
Class C (NAV)	5.43%	–	18.18%	11/11/02
Class C (POP)	4.43%	–	18.18%	11/11/02

NOTES

1  The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum  applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Salomon All Cap

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,003.40	1.30%	$6.55
Hypothetical (b)	1,000.00	1,018.60	1.30	6.60
Class B
Actual	1,000.00	1,000.80	1.90	9.55
Hypothetical (b)	1,000.00	1,015.58	1.90	9.63
Class C
Actual	1,000.00	999.60	1.98	9.95
Hypothetical (b)	1,000.00	1,015.18	1.98	10.03

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Salomon All Cap

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (1.0%)
Motion Pictures (1.0%)
News Corp, Ltd., Sponsored ADR (a)	209,000	$6,571
Total Preferred Stocks (cost: $5,838)		6,571
COMMON STOCKS (94.2%)
Aerospace (0.8%)
Boeing Co. (The)	101,400	5,060
Air Transportation (1.3%)
AMR Corp. (a)(b)	121,600	939
Continental Airlines, Inc.–Class B (a)(b)	135,900	1,261
Frontier Airlines, Inc. (b)	117,900	986
Northwest Airlines Corp.–Class A (a)(b)	133,200	1,179
Southwest Airlines Co.	254,400	4,012
Amusement & Recreation Services (1.2%)
Walt Disney Co.	316,400	7,980
Apparel Products (0.2%)
Tommy Hilfiger Corp. (b)	157,300	1,510
Automotive (0.7%)
Honeywell International, Inc.	140,000	4,715
Chemicals & Allied Products (2.9%)
Cabot Corp.	163,500	5,572
Crompton Corp.	477,100	4,437
Dow Chemical Co. (The)	200,100	8,992
Commercial Banks (5.6%)
Bank of New York Co. (The), Inc.	154,700	5,022
JPMorgan Chase & Co.	289,400	11,171
MBNA Corp.	252,000	6,459
Mitsubishi Tokyo Financial Group, Inc.	946	8,020
State Street Corp.	126,100	5,681
Communication (4.0%)
Comcast Corp.–Special Class A (b)	324,900	9,435
Liberty Media Corp.–Class A	1,099,600	9,808
Viacom, Inc.–Class B	183,000	6,678
Communications Equipment (4.6%)
Lucent Technologies, Inc. (a)(b)	2,243,000	7,963
Motorola, Inc.	726,900	12,546
Nokia OYJ, Sponsored ADR (a)	625,800	9,650
Socket Communications, Inc. (b)	78,200	142
Computer & Data Processing Services (5.6%)
Actuate Corp. (b)	47,600	118
Electronics for Imaging (b)	204,500	3,689
Micromuse, Inc. (b)	700,000	3,003
Microsoft Corp.	372,700	10,432
RealNetworks, Inc. (b)	710,000	3,443

	Shares	Value
Computer & Data Processing Services (continued)
Sabre Holdings Corp.	142,600	$3,067
SunGard Data Systems, Inc. (b)	271,700	7,197
Unisys Corp. (b)	555,600	5,900
Computer & Office Equipment (0.4%)
3Com Corp. (b)	597,300	2,473
Construction (0.3%)
Chicago Bridge & Iron Co. NV	65,600	2,030
Electric Services (0.1%)
Calpine Corp. (a)(b)	306,100	762
Electronic & Other Electric Equipment (0.3%)
Sony Corp.	50,000	1,738
Electronic Components & Accessories (5.0%)
Intel Corp.	331,900	7,388
Solectron Corp. (b)	1,900,500	9,921
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1,005,445	7,611
Texas Instruments, Inc.	312,800	7,648
Environmental Services (1.0%)
Waste Management, Inc.	228,100	6,496
Food Stores (0.9%)
Safeway, Inc. (a)(b)	321,200	5,859
Gas Production & Distribution (1.1%)
Williams Cos., Inc.	575,000	7,193
Health Services (0.8%)
Enzo Biochem, Inc. (a)(b)	291,900	5,164
Holding & Other Investment Offices (0.5%)
Digital Realty Trust, Inc. REIT (b)	68,400	821
GMH Communities Trust REIT (b)	151,900	1,823
Hutchison Whampoa, Ltd.	99,000	760
Industrial Machinery & Equipment (1.7%)
Caterpillar, Inc.	87,000	7,007
Deere & Co.	75,000	4,483
Instruments & Related Products (3.3%)
Agilent Technologies, Inc. (b)	362,300	9,079
PerkinElmer, Inc.	37,200	764
Raytheon Co.	311,000	11,345
Thermo Electron Corp. (b)	23,800	690
Insurance (7.5%)
AMBAC Financial Group, Inc.	112,900	8,813
American International Group, Inc.	157,100	9,538
Chubb Corp.	115,780	8,351
CNA Surety Corp. (b)	294,600	3,467
MGIC Investment Corp.	122,000	7,846

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (continued)
PMI Group (The), Inc.	39,500	$1,533
Radian Group, Inc.	200,400	9,605
Insurance Agents, Brokers & Service (0.7%)
Hartford Financial Services Group, Inc.	79,300	4,637
Life Insurance (0.3%)
Scottish Re Group, Ltd. (a)	99,000	2,228
Lumber & Other Building Materials (1.4%)
Home Depot, Inc.	219,600	9,021
Lumber & Wood Products (2.7%)
Georgia-Pacific Corp.	249,400	8,627
Weyerhaeuser Co.	141,800	8,882
Manufacturing Industries (2.1%)
Callaway Golf Co.	46,200	482
Hasbro, Inc.	384,700	6,805
Mattel, Inc.	369,400	6,468
Metal Mining (1.7%)
Newmont Mining Corp. (a)	235,700	11,200
Mining (0.1%)
WGI Heavy Minerals, Inc. (b)	104,300	479
Motion Pictures (2.3%)
News Corp., Ltd., Sponsored ADR (a)	149,900	4,836
Time Warner, Inc. (b)	600,000	9,984
Motor Vehicles, Parts & Supplies (0.4%)
BorgWarner, Inc.	61,800	2,866
Oil & Gas Extraction (4.1%)
Anadarko Petroleum Corp.	126,500	8,532
GlobalSantaFe Corp.	175,000	5,163
Halliburton Co.	225,000	8,334
Schlumberger, Ltd.	75,000	4,721
Paper & Allied Products (0.7%)
Smurfit-Stone Container Corp. (a)	273,600	4,750
Petroleum Refining (2.8%)
ChevronTexaco Corp.	190,800	10,124
Murphy Oil Corp.	100,100	8,010
Pharmaceuticals (11.6%)
Abbott Laboratories	237,900	10,142
Amgen, Inc. (b)	61,400	3,488
Aphton Corp. (a)(b)	553,200	1,992
Eli Lilly & Co.	25,700	1,411
GlaxoSmithKline PLC, ADR	197,400	8,370
Johnson & Johnson	201,000	11,734
McKesson Corp.	128,900	3,436
Merck & Co., Inc.	263,200	8,241

	Shares	Value
Pharmaceuticals (continued)
Novartis AG, Sponsored ADR	125,000	$6,001
Pfizer, Inc.	370,600	10,729
Wyeth	230,900	9,155
XOMA, Ltd. (b)	504,100	1,033
Primary Metal Industries (4.4%)
Alcoa, Inc.	302,300	9,825
Allegheny Technologies, Inc. (a)	345,900	5,815
Brush Engineered Materials, Inc. (b)	82,300	1,284
Engelhard Corp.	179,900	5,091
RTI International Metals, Inc. (b)	185,900	3,724
United States Steel Corp. (a)	78,700	2,890
Printing & Publishing (0.3%)
MarketWatch.com, Inc. (b)	175,000	2,320
Radio & Television Broadcasting (0.1%)
IAC/InterActiveCorp (a)(b)	45,200	977
Security & Commodity Brokers (3.4%)
American Express Co.	175,000	9,287
Merrill Lynch & Co., Inc.	144,000	7,767
Morgan Stanley	100,000	5,109
Telecommunications (3.2%)
Hutchison Telecommunications International, Ltd.	99,000	68
Nippon Telegraph & Telephone Corp., ADR	259,500	5,514
SBC Communications, Inc.	250,000	6,315
Vodafone Group PLC, Sponsored ADR	351,800	9,073
Transportation Equipment (0.2%)
Fleetwood Enterprises, Inc. (a)(b)	103,700	1,306
Variety Stores (1.3%)
Costco Wholesale Corp.	175,000	8,390
Wholesale Trade Durable Goods (0.6%)
IKON Office Solutions, Inc.	359,700	3,777
Total Common Stocks (cost: $574,432)		616,688
	Principal	Value
SECURITY LENDING COLLATERAL (7.8%)
Debt (7.2%)
Bank Notes (1.4%)
Bank of America 1.77%, due 12/03/2004	$ 2,475	$2,475
1.88%, due 12/23/2004	825	825
1.77%, due 01/18/2005	1,650	1,650
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	3,713	3,713
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	412	412

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (0.7%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	$ 1,229	$1,229
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	412	412
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	1,231 1,650	1,231 1,650
Galaxy Funding 144A 1.88%, due 11/22/2004	413	413
Euro Dollar Terms (3.4%)
Bank of Montreal 1.88%, due 11/24/2004	3,908	3,908
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	2,063 1,650 1,650	2,063 1,650 1,650
Calyon 1.70%, due 11/24/2004	218	218
Citigroup 2.06%, due 01/25/2005	4,125	4,125
Den Danske Bank 1.82%, due 11/19/2004	2,063	2,063
Dexia Group 2.04%, due 01/21/2005	957	957
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	825	825
Royal Bank of Scotland 2.01%, due 01/20/2005	1,650	1,650

	Principal	Value
Euro Dollar Terms (continued)
Toronto Dominion Bank 1.70%, due 11/08/2004	$ 825	$825
Wells Fargo 1.87%, due 11/22/2004	2,063	2,063
Promissory Notes (0.7%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	1,733 2,888	1,733 2,888
Repurchase Agreements (1.0%)
Merrill Lynch & Co., Inc. (c) 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $6,600 on 11/01/04	6,600	6,600
	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	2,029,423	$2,029
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	1,485,111	1,485
Total Security Lending Collateral (cost: $50,742)		50,742
Total Investment Securities (cost: $631,012)		$674,001
SUMMARY:
Investments, at value	103.0%	$674,001
Liabilities in excess of other assets	(3.0)%	(19,734)
Net assets	100.0%	$654,267

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $47,928.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $6,754, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally, to qualified institutional buyers. At October 31, 2004 these securities aggregated $3,706 or 0.6% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Salomon All Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $631,012) (including securities loaned of $47,928)	$674,001
Cash	34,739
Receivables:
Investment securities sold	4,390
Shares of beneficial interest sold	34
Interest	43
Dividends	725
Dividend reclaims receivable	5
Other	21
713,958
Liabilities:
Investment securities purchased	7,370
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	551
Management and advisory fees	428
Distribution fees	312
Transfer agent fees	167
Payable for collateral for securities on loan	50,742
Other	121
59,691
Net Assets	$654,267
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$661,211
Accumulated net investment income (loss)	(6)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(49,924)
Net unrealized appreciation (depreciation) on investment securities	42,986
Net Assets	$654,267
Net Assets by Class:
Class A	$438,047
Class B	150,829
Class C	65,391
Shares Outstanding:
Class A	29,590
Class B	10,568
Class C	4,584
Net Asset Value Per Share:
Class A	$14.80
Class B	14.27
Class C	14.26
Maximum Offering Price Per Share (a):
Class A	$15.66

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$241
Dividends	7,216
Income from loaned securities–net	151
Less withholding taxes on foreign dividends	(133)
7,475
Expenses:
Management and advisory fees	5,002
Transfer agent fees:
Class A	551
Class B	206
Class C	23
Class C2	33
Class M	52
Printing and shareholder reports	97
Custody fees	77
Administration fees	89
Legal fees	22
Audit and accounting fees	15
Trustees fees	38
Registration fees:
Class A	61
Class B	6
Class C	12
Class C2	3
Class M	5
Other	25
Distribution and service fees:
Class A	1,423
Class B	1,625
Class C	202
Class C2	204
Class M	301
Total expenses	10,072
Net Investment Income (Loss)	(2,597)
Net Realized Gain (Loss) from:
Investment securities	25,149
Foreign currency transactions	(5)
25,144
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,182
Net Gain (Loss) on Investments and Foreign Currency Transactions	31,326
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,729

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Salomon All Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(2,597)	$(2,444)
Net realized gain (loss) from investment securities and foreign currency transactions	25,144	(14,296)
Net unrealized appreciation (depreciation) on investment securities	6,182	111,856
	28,729	95,116
Capital Share Transactions:
Proceeds from shares sold:
Class A	172,341	202,927
Class B	20,598	26,289
Class C	8,093	2,385
Class C2	2,046	4,158
Class M	2,231	2,540
	205,309	238,299
Cost of shares redeemed:
Class A	(22,683)	(23,992)
Class B	(36,255)	(38,674)
Class C	(7,530)	(122)
Class C2	(7,820)	(15,143)
Class M	(9,325)	(12,598)
	(83,613)	(90,529)
Class level exchanges:
Class C	62,362	–
Class C2	(30,201)	–
Class M	(32,161)	–
	–	–
Automatic conversions:
Class A	98	–
Class B	(98)	–
	–	–
	121,696	147,770
Net increase (decrease) in net assets	150,425	242,886
Net Assets:
Beginning of year	503,842	260,956
End of year	$654,267	$503,842
Accumulated Net Investment Income (Loss)	$(6)	$(6)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	11,625	16,039
Class B	1,436	2,195
Class C	567	198
Class C2	143	367
Class M	154	212
	13,925	19,011
Shares redeemed:
Class A	(1,535)	(2,110)
Class B	(2,548)	(3,473)
Class C	(536)	(10)
Class C2	(542)	(1,383)
Class M	(650)	(1,147)
	(5,811)	(8,123)
Class level exchanges:
Class C	4,365	–
Class C2	(2,082)	–
Class M	(2,271)	–
	12	–
Automatic conversions:
Class A	6	–
Class B	(6)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	10,096	13,929
Class B	(1,118)	(1,278)
Class C	4,396	188
Class C2	(2,481)	(1,016)
Class M	(2,767)	(935)
	8,126	10,888

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

8

TA IDEX Salomon All Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$13.95	$(0.03)	$0.88	$0.85	$–	$–	$–	$14.80
	10/31/2003	10.34	(0.04)	3.65	3.61	–	–	–	13.95
	10/31/2002	13.63	–	(3.15)	(3.15)	–	(0.14)	(0.14)	10.34
	10/31/2001	15.51	0.12	(1.58)	(1.46)	–	(0.42)	(0.42)	13.63
	10/31/2000	11.70	0.08	3.92	4.00	–	(0.19)	(0.19)	15.51
Class B	10/31/2004	13.53	(0.11)	0.85	0.74	–	–	–	14.27
	10/31/2003	10.08	(0.12)	3.57	3.45	–	–	–	13.53
	10/31/2002	13.41	(0.10)	(3.09)	(3.19)	–	(0.14)	(0.14)	10.08
	10/31/2001	15.36	0.02	(1.55)	(1.53)	–	(0.42)	(0.42)	13.41
	10/31/2000	11.66	(0.03)	3.92	3.89	–	(0.19)	(0.19)	15.36
Class C	10/31/2004	13.53	(0.12)	0.85	0.73	–	–	–	14.26
	10/31/2003	10.26	(0.12)	3.39	3.27	–	–	–	13.53

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	6.09%	$438,047	1.33%	1.33%	(0.17)%	25%
	10/31/2003	34.91	271,958	1.55	1.64	(0.36)	30
	10/31/2002	(23.44)	57,528	1.55	1.65	(0.03)	162
	10/31/2001	(9.49)	77,791	1.58	1.68	0.75	82
	10/31/2000	34.50	25,575	1.55	2.41	0.45	91
Class B	10/31/2004	5.48	150,829	1.97	1.97	(0.80)	25
	10/31/2003	34.23	158,147	2.20	2.29	(1.01)	30
	10/31/2002	(24.11)	130,709	2.20	2.30	(0.68)	162
	10/31/2001	(10.09)	167,214	2.23	2.33	0.10	82
	10/31/2000	33.72	38,203	2.20	3.06	(0.20)	91
Class C	10/31/2004	5.43	65,391	1.99	1.99	(0.83)	25
	10/31/2003	31.87	2,547	2.20	2.29	(1.01)	30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Salomon All Cap ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Salomon All Cap ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 1999.

The Fund is "non-diversified" under the 1940 Act.

On March 1, 2004, the Fund changed its name from IDEX Salomon All Cap to TA IDEX Salomon All Cap.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the
U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $247 are included in net realized gains on the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $65 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to
A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $7. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$14,540	2%
TA IDEX Asset Allocation– Growth Portfolio	114,595	18%
TA IDEX Asset Allocation– Moderate Growth Portfolio	176,272	27%
TA IDEX Asset Allocation– Moderate Portfolio	64,742	10%
Total	$370,149	57%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$1,431
Retained by Underwriter	48
Contingent Deferred Sales Charge	465

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $89 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $865 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $17. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$329,801
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	145,815
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Accumulated net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2,598)
Accumulated net investment income (loss)	2,597
Accumulated net realized gain (loss) from investment securities	1

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$35,550	October 31, 2010
14,057	October 31, 2011

The capital loss carryforward utilized during the year ending October 31, 2004 was $24,998.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(49,607)
Net Unrealized Appreciation (Depreciation)	$42,668	*

*  Amount includes unrealized appreciation (depreciation) from deferred compensation.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$631,330
Unrealized Appreciation	$67,977
Unrealized (Depreciation)	(25,306)
Net Unrealized Appreciation (Depreciation)	$42,671

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Salomon All Cap (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Salomon All Cap

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
80.49%	6.96%	12.55%

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX Salomon Investors Value

MARKET ENVIRONMENT

The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the twelve months ended October 31, 2004. Less dynamic, "old economy" industries led the market while higher beta stocks lagged. The top-performing sector of the Standard and Poor's 500 Composite Stock Index ("S&P 500 Index") was energy, contributing 41.3% and accounting for 24% of the S&P 500 Index's return. Within the energy sector, the integrated oil stocks were the main drivers of positive performance since the group is most leveraged to commodity price increases. Other leading sectors included industrials, financials and consumer discretionary. All sectors had positive returns during the period with the exception of technology, which was slightly negative.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Salomon Investors Value, Class A returned 9.52% By comparison its benchmark, the S&P 500, returned 9.41%

STRATEGY REVIEW

The portfolio outperformed its benchmark, the S&P 500 Index, but underperformed relative to the S&P Barra Value Index ("Barra Value"), which returned 14.46%, during the period. The underperformance was attributable to both security selection and sector allocation. Security selection was strongest in the financials and telecommunication sectors and weakest in the technology and consumer staples sectors. Top contributors during the period included AT&T Wireless Services, Inc. ("AT&T Wireless"), ChevronTexaco Corporation ("ChevronTexaco"), BP PLC, Total SA and Transocean Inc ("Transocean"). We took advantage of the strength in ChevronTexaco's share price by reducing the portfolio's position. In addition, during the period, we sold all of the shares in both AT&T Wireless and Transocean that the portfolio owned.

Stocks that detracted from performance came from a number of different sectors and included Nortel Networks Corporation, Merck & Co. Inc. ("Merck"), Hewlett-Packard Company, The Kroger Co. and Safeway Inc. Merck fell sharply at the end of September when the company announced that it would pull the arthritis drug Vioxx off the market due to a study that showed an increased relative risk for cardiovascular events after eighteen months of use. We were disappointed with the company's announcement and continue to watch the situation closely. We continue to hold all of these stocks in the portfolio.

We remain overweight in the technology, healthcare and consumer staples sectors and substantially underweight in the financials sector versus the Barra Value. We have slightly reduced our technology weighting in the portfolio and increased our financials and energy weightings during the period.

Effective August 19, 2004, Robert Feitler and Mark J. McAllister, CFA, serve as co-managers and are responsible for the day-to-day management of TA IDEX Salomon Investors Value.

Robert Feitler

Mark J. McAllister, CFA

Co-Fund Managers

Salomon Brothers Asset Management Inc

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Salomon Investors Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	9.52%	4.60%	4.96%	2/1/97
Class A (POP)	3.50%	3.42%	4.20%	2/1/97
S&P 500[1]	9.41%	(2.21)%	6.40%	2/1/97
Class B (NAV)	8.82%	3.95%	4.31%	2/1/97
Class B (POP)	3.82%	3.78%	4.31%	2/1/97
Class C (NAV)	8.62%	–	16.20%	11/11/02
Class C (POP)	7.62%	–	16.20%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Salomon Investors Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,025.00	1.24%	$6.31
Hypothetical (b)	1,000.00	1,018.90	1.24	6.29
Class B
Actual	1,000.00	1,022.00	1.82	9.25
Hypothetical (b)	1,000.00	1,015.99	1.82	9.22
Class C
Actual	1,000.00	1,020.20	2.29	11.63
Hypothetical (b)	1,000.00	1,013.62	2.29	11.59

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Salomon Investors Value

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (1.5%)
Motion Pictures (1.5%)
News Corp, Ltd., Sponsored ADR (a)	202,900	$6,379
Total Preferred Stocks (cost: $5,392)		6,379
COMMON STOCKS (96.7%)
Aerospace (4.2%)
Boeing Co. (The)	131,800	6,577
Lockheed Martin Corp.	117,500	6,473
United Technologies Corp.	54,700	5,077
Automotive (1.6%)
Honeywell International, Inc.	199,700	6,726
Chemicals & Allied Products (0.8%)
Dow Chemical Co. (The)	78,100	3,510
Commercial Banks (10.6%)
Bank of America Corp.	308,200	13,804
Bank of New York Co. (The), Inc. (a)	141,300	4,587
JPMorgan Chase & Co.	138,500	5,346
MBNA Corp.	202,600	5,193
US Bancorp	193,500	5,536
Wachovia Corp.	122,300	6,018
Wells Fargo & Co.	90,000	5,375
Communication (4.3%)
Comcast Corp.–Class A (b)	103,700	3,059
Comcast Corp.–Special Class A (b)	112,700	3,273
Liberty Media Corp.–Class A	551,200	4,917
Liberty Media International, Inc.–Class A (a)(b)	27,560	994
Viacom, Inc.–Class B	173,000	6,313
Communications Equipment (4.3%)
Comverse Technology, Inc. (b)	151,500	3,127
Nokia OYJ, Sponsored ADR	567,100	8,745
Nortel Networks Corp. (a)(b)	1,971,600	6,684
Computer & Data Processing Services (2.0%)
Microsoft Corp. (a)	306,400	8,576
Computer & Office Equipment (3.0%)
Hewlett-Packard Co.	222,600	4,154
International Business Machines Corp.	50,400	4,523
Lexmark International, Inc. (b)	52,700	4,380
Electric Services (0.6%)
FirstEnergy Corp.	67,300	2,781
Electric, Gas & Sanitary Services (2.9%)
Ameren Corp. (a)	68,800	3,302
NiSource, Inc.	250,900	5,382
PG&E Corp. (a)(b)	121,500	3,893

	Shares	Value
Electronic Components & Accessories (1.3%)
Celestica, Inc. (b)	176,600	$2,557
Solectron Corp. (b)	622,600	3,250
Environmental Services (0.8%)
Waste Management, Inc.	122,600	3,492
Food & Kindred Products (2.4%)
Altria Group, Inc.	213,900	10,366
Food Stores (2.7%)
Kroger Co. (b)	475,100	7,179
Safeway, Inc. (a)(b)	254,200	4,637
Gas Production & Distribution (1.1%)
El Paso Corp. (a)	533,400	4,769
Health Services (0.7%)
HCA, Inc.	81,800	3,004
Holding & Other Investment Offices (2.3%)
Equity Office Properties Trust	180,200	5,067
Equity Residential	150,000	5,002
Instruments & Related Products (0.3%)
Raytheon Co.	33,800	1,233
Insurance (3.8%)
American International Group, Inc.	146,000	8,864
Loews Corp.	73,900	4,427
St. Paul Travelers Cos. (The), Inc.	90,200	3,063
Manufacturing Industries (1.1%)
Mattel, Inc. (a)	281,200	4,924
Motion Pictures (1.3%)
Time Warner, Inc. (b)	337,600	5,618
Oil & Gas Extraction (6.1%)
ENSCO International, Inc.	191,100	5,838
EOG Resources, Inc.	32,600	2,170
GlobalSantaFe Corp.	110,600	3,263
Nabors Industries, Ltd. (b)	68,000	3,340
Noble Corp. (b)	47,700	2,179
Total SA, Sponsored ADR	91,400	9,531
Paper & Allied Products (3.5%)
Avery Dennison Corp.	72,600	4,417
International Paper Co.	138,300	5,326
Kimberly-Clark Corp.	92,300	5,508
Personal Credit Institutions (1.6%)
Capital One Financial Corp.	92,300	6,808
Petroleum Refining (5.8%)
BP PLC, Sponsored ADR	143,800	8,376
ChevronTexaco Corp.	78,100	4,144

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Salomon Investors Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Petroleum Refining (continued)
Marathon Oil Corp.	104,800	$3,994
Royal Dutch Petroleum Co., NY Shares (a)	155,900	8,456
Pharmaceuticals (8.2%)
GlaxoSmithKline PLC, ADR	131,400	5,571
Johnson & Johnson	96,100	5,610
Merck & Co., Inc.	61,300	1,919
Pfizer, Inc.	373,100	10,801
Schering-Plough Corp.	249,400	4,517
Wyeth	171,200	6,788
Primary Metal Industries (1.0%)
Alcoa, Inc.	127,800	4,153
Restaurants (1.5%)
McDonald's Corp.	221,800	6,465
Rubber & Misc. Plastic Products (0.9%)
Newell Rubbermaid, Inc.	186,600	4,023
Savings Institutions (0.9%)
Washington Mutual, Inc.	96,500	3,735
Security & Commodity Brokers (5.9%)
American Express Co.	107,500	5,705
Goldman Sachs Group, Inc.	50,400	4,958
Merrill Lynch & Co., Inc.	139,300	7,514
Morgan Stanley	85,900	4,389
Waddell & Reed Financial, Inc.–Class A	128,900	2,708
Telecommunications (6.0%)
AT&T Corp. (a)	195,000	3,336
MCI, Inc. (a)	261,100	4,504
Nextel Communications, Inc.–Class A (b)	175,500	4,649
SBC Communications, Inc.	254,900	6,439
Verizon Communications, Inc.	173,700	6,792
U.S. Government Agencies (1.4%)
Freddie Mac	89,800	5,981
Variety Stores (1.8%)
Target Corp. (a)	70,900	3,546
Wal-Mart Stores, Inc.	81,700	4,405
Total Common Stocks (cost: $392,002)		417,635
	Principal	Value
SECURITY LENDING COLLATERAL (7.7%)
Debt (7.2%)
Bank Notes (1.4%)
Bank of America 1.77%, due 12/03/2004	$1,623	$1,623
1.88%, due 12/23/2004	541	541
1.77%, due 01/18/2005	1,082	1,082

	Principal	Value
Bank Notes (continued)
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	$2,435	$2,435
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	270	270
Commercial Paper (0.8%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	806	806
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	271	271
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	807	807
1.75%, due 11/10/2004	1,082	1,082
Galaxy Funding 144A 1.88%, due 11/22/2004	271	271
Euro Dollar Terms (3.3%)
Bank of Montreal 1.88%, due 11/24/2004	2,563	2,563
BNP Paribas 1.77%, due 11/10/2004	1,353	1,353
1.80%, due 11/23/2004	1,082	1,082
1.98%, due 12/27/2004	1,082	1,082
Calyon 1.70%, due 11/24/2004	143	143
Citigroup 2.06%, due 01/25/2005	2,706	2,706
Den Danske Bank 1.82%, due 11/19/2004	1,353	1,353
Dexia Group 2.04%, due 01/21/2005	628	628
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	541	541
Royal Bank of Scotland 2.01%, due 01/20/2005	1,082	1,082
Toronto Dominion Bank 1.70%, due 11/08/2004	541	541
Wells Fargo 1.87%, due 11/22/2004	1,353	1,353
Promissory Notes (0.7%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	1,136	1,136
1.88%, due 01/27/2005	1,894	1,894
Repurchase Agreements (1.0%)
Merrill Lynch & Co., Inc. (c) 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $4,330 on 11/1/2004	4,329	4,329

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Salomon Investors Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

Shares	Value

Investment Companies (0.5%)
Money Market Funds (0.5%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	1,331,002	$1,331
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	974,014	974
Total Security Lending Collateral (cost: $33,279)		33,279
Total Investment Securities (cost: $430,673)		$457,293

SUMMARY:
Investments, at value	105.9%	$457,293
Liabilities in excess of other assets	(5.9)%	(25,394)
Net assets	100.0%	$431,899

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $31,361.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $4,430, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated 2,431 or 0.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Salomon Investors Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $430,673) (including securities loaned of $31,361)	$457,293
Cash	8,493
Receivables:
Investment securities sold	1,853
Shares of beneficial interest sold	18
Interest	16
Dividends	487
Dividend reclaims receivable	4
Other	8
468,172
Liabilities:
Investment securities purchased	2,359
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	95
Management and advisory fees	290
Distribution fees	141
Transfer agent fees	25
Payable for collateral for securities on loan	33,279
Other	84
36,273
Net Assets	$431,899
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$398,592
Undistributed net investment income (loss)	721
Undistributed net realized gain (loss) from investment securities	5,966
Net unrealized appreciation (depreciation) on investment securities	26,620
Net Assets	$431,899
Net Assets by Class:
Class A	$405,455
Class B	20,463
Class C	5,981
Shares Outstanding:
Class A	30,484
Class B	1,618
Class C	474
Net Asset Value Per Share:
Class A	$13.30
Class B	12.65
Class C	12.62
Maximum Offering Price Per Share (a):
Class A	$14.07

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$64
Dividends	7,621
Income from loaned securities–net	27
Less withholding taxes on foreign dividends	(129)
7,583
Expenses:
Management and advisory fees	3,081
Transfer agent fees:
Class A	128
Class B	4
Class C	–
Class C2	1
Class M	1
Printing and shareholder reports	14
Custody fees	47
Administration fees	57
Legal fees	12
Audit and accounting fees	13
Trustees fees	21
Registration fees:
Class A	61
Class B	–
Class C	12
Class C2	–
Class M	2
Other	15
Distribution and service fees:
Class A	1,252
Class B	212
Class C	24
Class C2	18
Class M	16
Total expenses	4,991
Less: Reimbursement of class expenses:
Class C	(3)
Net expenses	4,988
Net Investment Income (Loss)	2,595
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	17,527
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	5,314
Net Gain (Loss) on Investments	22,841
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,436

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Salomon Investors Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,595	$794
Net realized gain (loss) from investment securities	17,527	(1,894)
Net unrealized appreciation (depreciation) on investment securities	5,314	33,192
	25,436	32,092
Distributions to Shareholders:
From net investment income:
Class A	(2,368)	(100)
Class B	(158)	(30)
Class C	(10)	–
Class C2	(21)	(4)
Class M	(17)	(4)
	(2,574)	(138)
From net realized gains:
Class A	(8,881)	(420)
Class B	(495)	(127)
Class C	(37)	–
Class C2	(61)	(17)
Class M	(50)	(16)
	(9,524)	(580)
Capital Share Transactions:
Proceeds from shares sold:
Class A	154,680	165,506
Class B	3,454	4,507
Class C	1,228	733
Class C2	287	779
Class M	254	218
	159,903	171,743
Dividends and distributions reinvested:
Class A	11,237	517
Class B	624	148
Class C	43	–
Class C2	73	20
Class M	65	19
	12,042	704
Cost of shares redeemed:
Class A	(6,237)	(6,083)
Class B	(4,752)	(5,016)
Class C	(814)	(8)
Class C2	(584)	(852)
Class M	(626)	(752)
	(13,013)	(12,711)
Class level exchanges:
Class C	4,670	–
Class C2	(2,688)	–
Class M	(1,982)	–
	–	–

	October 31, 2004	October 31, 2003
Automatic conversions:
Class A	48	–
Class B	(48)	–
	–	–
	158,932	159,736
Net increase (decrease) in net assets	172,270	191,110
Net Assets:
Beginning of year	259,629	68,519
End of year	$431,899	$259,629
Undistributed Net Investment Income (Loss)	$721	$711
Share Activity:
Shares issued:
Class A	11,405	14,587
Class B	270	422
Class C	97	67
Class C2	22	75
Class M	19	20
	11,813	15,171
Shares issued–reinvested from distributions:
Class A	858	50
Class B	50	15
Class C	3	–
Class C2	6	2
Class M	5	2
	922	69
Shares redeemed:
Class A	(467)	(550)
Class B	(375)	(485)
Class C	(65)	(1)
Class C2	(45)	(78)
Class M	(48)	(72)
	(1,000)	(1,186)
Class level exchanges:
Class C	373	–
Class C2	(214)	–
Class M	(157)	–
	2	–
Automatic conversions:
Class A	4	–
Class B	(4)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	11,799	14,087
Class B	(59)	(48)
Class C	408	66
Class C2	(231)	(1)
Class M	(181)	(50)
	11,736	14,054

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Salomon Investors Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$12.51	$0.10	$1.09	$1.19	$(0.10)	$(0.30)	$(0.40)	$13.30
	10/31/2003	10.21	0.08	2.31	2.39	(0.02)	(0.07)	(0.09)	12.51
	10/31/2002	12.55	0.04	(2.10)	(2.06)	–	(0.28)	(0.28)	10.21
	10/31/2001	12.91	0.07	(0.42)	(0.35)	–	(0.01)	(0.01)	12.55
	10/31/2000	11.28	0.09	1.54	1.63	–	–	–	12.91
Class B	10/31/2004	11.99	0.01	1.05	1.06	(0.10)	(0.30)	(0.40)	12.65
	10/31/2003	9.84	0.01	2.23	2.24	(0.02)	(0.07)	(0.09)	11.99
	10/31/2002	12.19	(0.01)	(2.06)	(2.07)	–	(0.28)	(0.28)	9.84
	10/31/2001	12.61	(0.02)	(0.39)	(0.41)	–	(0.01)	(0.01)	12.19
	10/31/2000	11.09	(0.02)	1.54	1.52	–	–	–	12.61
Class C	10/31/2004	11.99	(0.05)	1.08	1.03	(0.10)	(0.30)	(0.40)	12.62
	10/31/2003	9.77	0.01	2.30	2.31	(0.02)	(0.07)	(0.09)	11.99

			Ratios/Supplemental Data
	For the		Net Assets, End of	Ratio of Expenses to Average		Net Investment Income (Loss)	Portfolio
	Period	Total	Period	Net Assets (a)		to Average	Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.52%	$405,455	1.25%	1.25%	0.72%	33%
	10/31/2003	23.57	233,779	1.42	1.42	0.71	32
	10/31/2002	(16.90)	46,960	1.55	1.91	0.56	101
	10/31/2001	(2.68)	12,176	1.55	1.93	0.48	29
	10/31/2000	14.38	8,431	1.55	2.20	0.40	50
Class B	10/31/2004	8.82	20,463	1.86	1.86	0.11	33
	10/31/2003	22.93	20,102	2.07	2.07	0.06	32
	10/31/2002	(17.47)	16,980	2.20	2.56	(0.09)	101
	10/31/2001	(3.31)	20,034	2.20	2.58	(0.17)	29
	10/31/2000	13.72	10,448	2.20	2.85	(0.25)	50
Class C	10/31/2004	8.62	5,981	2.20	2.30	(0.37)	33
	10/31/2003	23.81	797	2.07	2.07	0.05	32

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds ("TA IDEX"), formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Salomon Investors Value ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on February 1, 1997.

On March 1, 2004, the Fund changed its name from IDEX Salomon Investors Value to TA IDEX Salomon Investors Value.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $11 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exhange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation – Conservative Portfolio	$26,396	6%
TA IDEX Asset Allocation – Growth Portfolio	108,629	25%
TA IDEX Asset Allocation – Moderate Growth Portfolio	162,644	38%
TA IDEX Asset Allocation – Moderate Portfolio	95,471	22%
Total	$393,140	91%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$181
Retained by Underwriter	8
Contingent Deferred Sales Charge	55

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $57 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $134 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $8. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$288,326
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	120,855
U.S. Government	–

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

due to differing treatment for items including, but not limited to, wash sales, and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(18)
Undistributed net investment income (loss)	(11)
Accumulated net realized gain (loss) from investment securities	29

The capital loss carryforward utilized during the year ended October 31, 2004 was $222.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$138
Long-term capital gain	580
2004 Distributions paid from:
Ordinary Income	$6,640
Long-term capital gain	5,458

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$1,543
Undistributed Long-term Capital Gains	$5,914
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$25,852

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$431,441
Unrealized Appreciation	$25,852
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$25,852

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Salomon Investors Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Salomon Investors Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

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Annual Report 2004

14

TA IDEX Salomon Investors Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,458.

For dividends paid during the year ended October 31, 2004, the Fund designates $7,799 as qualified dividend income.

For corporate shareholders, 66% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
83.58%	5.81%	10.61%

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX T. Rowe Price Health Sciences

MARKET ENVIRONMENT

Buoyed by favorable corporate earnings, economic growth, and some merger activity, stocks rose early in the year ended October 31, 2004. Market returns were later hurt by investor caution about rising inflation and concerns about possible Federal Reserve Board ("Fed") interest rate increases. The Fed implemented quarter-point interest rate hikes in June, August, and September. In addition, a weak employment outlook, historically high oil prices, and fears about terrorist attacks weighed on the broad markets.

Small- and mid-cap shares outperformed large-caps, and value stocks strongly outperformed their growth counterparts. Health care products and device providers and service companies (up 18.10% and 9.00%, respectively) delivered the best returns among health care equities, while the pharmaceutical industry (down 3.60%) lagged. Election-year issues, including fears that pharmaceutical price controls could be implemented, and the continuing debate on medicine importation hurt pharmaceutical shares. The rising interest rate climate also hampered early-stage, unprofitable biotechnology companies, whose current valuations are largely determined by highly uncertain estimates of future cash flows.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX T. Rowe Price Health Sciences, Class A returned 10.19%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index, returned 9.41%.

STRATEGY REVIEW

Stock selection in the health care sector was the main source of strength relative to the benchmark, and security choices in the pharmaceutical, biotechnology, and services industries accounted for almost all of the outperformance. Our health care focus hurt returns relative to the broad market, as the sector lagged all but information technology.

Strong stock selection in the services industry (approximately 17% of assets) was the best contributor to relative results. Significant overweights in UnitedHealth Group Incorporated ("UnitedHealth") and Anthem, Inc. ("Anthem") were the keys to outperformance. An allocation to Mariner Health Care, Inc. ("Mariner") also helped. UnitedHealth completed its acquisition of Oxford Health Plans, Inc. and reported strong quarterly earnings growth, and upwardly revised its estimates for the remainder of 2004. Mariner announced a merger with National Senior Care at a 49% premium.

The portfolio's allocation to the products and devices industry (approximately 10% of assets) also added value. Overweights in C.R. Bard, Inc. ("CR Bard") and the inclusion of Aspect Medical Systems, Inc. aided returns. Medical equipment developer and manufacturer CR Bard continues to benefit from new products, sales growth, and expanding research and development investments.

While our greater-than-benchmark allocation to pharmaceutical stocks (approximately 20% of assets) detracted, our security choices produced great relative benefit. Underweighting Merck & Co. Inc. ("Merck"), which was eliminated from the portfolio at September's end, helped returns. Our positions in non-benchmark securities Elan Corporation, PLC ("Elan"), which develops and markets pharmaceuticals and medicine delivery technology, Eyetech Pharmaceuticals, Inc., which produces medicines for diseases of the eye, and Noven Pharmaceuticals, a transdermal medical delivery product and technology developer, also added value. Our exposure to generic drug makers Taro Pharmaceuticals Industries Ltd. ("Taro") and Watson Pharmaceuticals, Inc. hampered returns. Merck recalled Vioxx, its multibillion-dollar arthritis and pain remedy, after a study showed that long-term use increased the risk of heart attack. Taro reported disappointing second-quarter results in late July, as revenues and earnings fell far below analyst expectations.

Our biotechnology industry overweight (approximately 47% of assets) detracted as the industry returns were flat. Our overweights in Gilead Sciences, Inc. ("Gilead") (medicines for infectious diseases) and Biogen, Inc. ("Biogen") (medicines for oncology, neurology, dermatology, and rheumatology) and the inclusion of Genentech, Inc. (protein-based products for serious or life-threatening medical conditions) and ImClone Systems Incorporated (therapeutic products for the treatment of cancer) benefited returns. Our exposure to Trimeris, Inc. ("Trimeris") (fusion inhibitors for the treatment of viral diseases) and Nps Pharmaceuticals, Inc. ("Nps") (biopharmaceutical company focused on small molecule medicines and recombinant proteins) was costly. Gilead reported positive preliminary results for a study comparing Truvada, a combination pill consisting of two of its existing remedies Emtriva and Viread, to a competitor. Sales of Trimeris's main product, Fuzeon, which focuses on the treatment of HIV patients who have developed resistance to traditional treatments, were lower than expected.

Our five largest absolute contributors to performance over the last twelve months were UnitedHealth, Gilead, Biogen, Anthem, and Elan. Our five largest detractors were Trimeris, Wilson Greatbatch Technologies, Inc., Omnicare, Inc., Nps, and Amgen, Inc.

Kris H. Jenner

Fund Manager

T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX T. Rowe Price Health Sciences

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	10.19%	4.25%	3/1/02
Class A (POP)	4.13%	2.06%	3/1/02
S&P 500[1]	9.41%	2.53%	3/1/02
Class B (NAV)	9.59%	3.61%	3/1/02
Class B (POP)	4.59%	2.54%	3/1/02
Class C (NAV)	9.33%	16.60%	11/11/02
Class C (POP)	8.33%	16.60%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund and sector funds may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX T. Rowe Price Health Sciences

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$939.10	1.51%	$7.36
Hypothetical (b)	1,000.00	1,017.55	1.51	7.66
Class B
Actual	1,000.00	936.50	2.00	9.74
Hypothetical (b)	1,000.00	1,015.08	2.00	10.13
Class C
Actual	1,000.00	933.40	2.73	13.27
Hypothetical (b)	1,000.00	1,011.41	2.73	13.80

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At October 31, 2004

This chart shows the percentage breakdown by industry of the Funds total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.6%)
Pharmaceuticals (0.0%)
NeoRx Corp.	3	$11
Security & Commodity Brokers (0.6%)
Morgan Stanley 144A	26,000	957
Total Convertible Preferred Stocks (cost: $1,146)		968
COMMON STOCKS (92.3%)
Chemicals & Allied Products (0.3%)
Solvay SA	4,200	422
Electronic & Other Electric Equipment (0.2%)
Wilson Greatbatch Technologies, Inc. (a)	21,000	356
Furniture & Fixtures (1.0%)
Kinetic Concepts, Inc. (a)	32,200	1,605
Health Services (4.9%)
Caremark Rx, Inc. (a)	12,389	371
Community Health Systems, Inc. (a)	42,600	1,143
Coventry Health Care, Inc. (a)	3,100	127
CryoLife, Inc. (a)	55,600	383
Edwards Lifesciences Corp. (a)	19,300	660
HCA, Inc. (b)	27,200	999
Human Genome Sciences, Inc. (a)	58,600	603
LabOne, Inc. (a)	18,500	555
Manor Care, Inc.	24,500	802
NeighborCare, Inc. (a)	23,900	613
Nektar Therapeutics (a)	31,600	455
Sunrise Senior Living, Inc. (a)	23,300	888
Triad Hospitals, Inc. (a)	9,200	304
Universal Health Services, Inc.–Class B	2,500	104
Instruments & Related Products (2.3%)
Alcon, Inc. (b)	9,800	698
Cooper Cos., Inc. (b)	3,000	211
Fisher Scientific International (a)	40,500	2,323
STAAR Surgical Co. (a)	31,800	124
Waters Corp. (a)	8,600	355
Insurance (10.1%)
Anthem, Inc. (a)(b)	92,800	7,461
UnitedHealth Group, Inc. (b)	123,700	8,956
Medical Instruments & Supplies (6.1%)
Aspect Medical Systems, Inc. (a)	51,400	924
Biomet, Inc.	15,300	714
Boston Scientific Corp. (a)(b)	40,100	1,416
CR Bard, Inc.	9,000	511
Endologix, Inc. (a)	43,900	284
Fischer Imaging Corp. (a)	45,380	193
Guidant Corp. (b)	28,200	1,879

	Shares	Value
Medical Instruments & Supplies (continued)
Medtronic, Inc.	19,000	$971
St. Jude Medical, Inc. (a)	12,400	949
Stryker Corp.	25,700	1,107
Zimmer Holdings, Inc. (a)	10,900	846
Pharmaceuticals (63.4%)
Abgenix, Inc. (a)	96,900	883
Able Laboratories, Inc. (a)	54,000	1,170
Alexion Pharmaceuticals, Inc. (a)	39,280	701
Alkermes, Inc. (a)	154,860	1,916
Allergan, Inc. (b)	8,700	623
AmerisourceBergen Corp. (b)	19,400	1,068
Amgen, Inc. (a)(b)	90,420	5,136
Amylin Pharmaceuticals, Inc. (a)(b)	32,880	700
Andrx Corp. (a)	54,600	1,182
Angiotech Pharmaceuticals, Inc. (a)	43,900	802
AstraZeneca PLC, Sponsored ADR	2,900	119
AtheroGenics, Inc. (a)(b)	33,900	1,015
Barr Pharmaceuticals, Inc. (a)	3,950	149
BioCryst Pharmaceuticals, Inc. (a)	58,900	311
Biogen Idec, Inc. (a)(b)	61,400	3,571
BioSphere Medical, Inc. (a)	77,900	206
Cardinal Health, Inc. (b)	15,300	715
Celgene Corp. (a)	61,800	1,831
Cephalon, Inc. (a)(b)	102,840	4,902
Chiron Corp. (a)	2,500	81
Cubist Pharmaceuticals, Inc. (a)	118,000	1,204
CV Therapeutics, Inc. (a)	23,400	391
Cytogen Corp. (a)	29,000	286
Dade Behring Holdings, Inc. (a)	16,400	923
Discovery Laboratories, Inc. (a)	23,400	159
Elan Corp. PLC, Sponsored ADR (a)(b)	136,500	3,522
Eli Lilly & Co. (b)	28,900	1,587
Encysive Pharmaceuticals, Inc. (a)	81,400	711
EPIX Pharmaceuticals, Inc. (a)	15,300	239
Eyetech Pharmaceuticals, Inc. (a)(b)	45,900	1,948
Forest Laboratories, Inc. (a)(b)	40,300	1,797
Genentech, Inc. (a)(b)	55,240	2,515
Gilead Sciences, Inc. (a)(b)	295,940	10,248
ICOS Corp. (a)	3,200	72
Idenix Pharmaceuticals, Inc. (a)	50,600	885
ImClone Systems, Inc. (a)(b)	105,790	4,634
Indevus Pharmaceuticals, Inc. (a)	40,200	269
Inspire Pharmaceuticals, Inc. (a)	32,300	506
Invitrogen Corp. (a)	31,700	1,835
IVAX Corp. (a)	66,125	1,197
Johnson & Johnson	28,500	1,664
Keryx Biopharmaceuticals, Inc. (a)	31,700	369

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
King Pharmaceuticals, Inc. (a)	3,100	$34
Ligand Pharmaceuticals, Inc.–Class B (a)	15,300	136
Martek Biosciences Corp. (a)(b)	12,200	574
Medicines Co. (a)	133,050	3,544
Medicis Pharmaceutical Corp.–Class A	4,100	167
MedImmune, Inc. (a)(b)	56,620	1,609
MGI PHARMA, Inc. (a)(b)	92,800	2,475
Millennium Pharmaceuticals, Inc. (a)	33,600	436
Myogen, Inc. (a)	24,200	197
Myogen, Inc. Warrants	2,900	–	(c)
Myriad Genetics, Inc. (a)	42,200	748
Nabi Biopharmaceuticals (a)(b)	38,400	532
NeoRx Corp. (a)	4,600	8
NeoRx Corp. Warrants, Expires 12/8/2008	1,200	–	(c)
Neurocrine Biosciences, Inc. (a)(b)	57,160	2,661
Novartis AG, Sponsored ADR	4,000	192
Novo Nordisk A/S–Class B	2,600	129
NPS Pharmaceuticals, Inc. (a)	66,800	1,141
Onyx Pharmaceuticals, Inc. (a)(b)	41,000	1,150
OraSure Technologies, Inc. (a)	23,400	158
OSI Pharmaceuticals, Inc. (a)	25,930	1,685
Penwest Pharmaceuticals Co. (a)	11,000	120
Pfizer, Inc. (b)	102,380	2,964
Pharmion Corp. (a)	5,300	244
Protein Design Labs, Inc. (a)(b)	64,100	1,228
Rigel Pharmaceuticals, Inc. (a)	41,700	1,001
Salix Pharmaceuticals, Ltd. (a)	3,050	49
Sanofi-Aventis	12,000	875
Schering-Plough Corp.	43,280	784
Schwarz Pharma AG	11,600	436
Sepracor, Inc. (a)(b)	34,400	1,580
Serologicals Corp. (a)	7,600	180
Shire Pharmaceuticals PLC, Sponsored ADR	14,100	400
Taro Pharmaceuticals Industries (a)(b)	7,900	210
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	29,480	766
Theravance, Inc. (a)	9,000	153
Transkaryotic Therapies, Inc. (a)	21,600	374
Trimeris, Inc. (a)	90,420	1,041
UCB SA	9,000	474
United Therapeutics Corp. (a)	9,200	288
Valeant Pharmaceuticals International	52,100	1,250
Vertex Pharmaceuticals, Inc. (a)	66,800	727
Vicuron Pharmaceuticals, Inc. (a)	18,600	261
Vion Pharmaceuticals, Inc. (a)	128,300	599
ViroLogic, Inc. (a)	7,300	13
Viropharma, Inc. (a)	8,133	25

	Shares	Value
Pharmaceuticals (continued)
Wyeth	87,200	$3,457
XOMA, Ltd. (a)	57,300	117
Yamanouchi Pharmaceutical Co., Ltd.	36,500	1,337
Research & Testing Services (2.1%)
DeCODE Genetics, Inc. (a)	70,300	492
Diversa Corp. (a)	35,100	303
Dyax Corp. (a)	13,200	76
Exelixis, Inc. (a)	89,580	797
Gen-Probe, Inc. (a)(b)	30,300	1,062
Incyte Corp. (a)	18,600	193
Kosan Biosciences, Inc. (a)	8,800	55
Regeneration Technologies, Inc. (a)	49,700	385
Wholesale Trade Durable Goods (1.9%)
Omnicare, Inc. (b)	42,940	1,185
Patterson Cos., Inc. (a)	13,400	502
Symyx Technologies, Inc. (a)	56,600	1,385
Total Common Stocks (cost: $146,772)		149,318
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (8.2%)
U.S. Treasury Bill 1.56%, due 11/12/2004 (b)	$ 13,173	$13,165
Total Short-Term U.S. Government Obligations (cost: $13,165)		13,165
	Contracts (d)	Value
PURCHASED OPTIONS (0.0%)
Covered Call Options (0.0%)
AtheroGenics, Inc. Call Strike $40.00 Expires 11/20/2004	64	$2
Put Options (0.0%)
Sepracor, Inc. Put Strike $42.00 Expires 11/20/2004	211	11
Total Purchased Options (cost: $42)		13
Total Investment Securities (cost: $161,125)		$163,464
WRITTEN OPTIONS (–1.2%)
Covered Call Options (–0.3%)
Alcon, Inc. Call Strike $70.00 Expires 02/19/2005	15	(9)
Allergan, Inc. Call Strike $80.00 Expires 01/22/2005	28	(2)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Contracts (d)	Value
Covered Call Options (continued)
Amerisource Health Corp. Call Strike $55.00 Expires 02/19/2005	46	$(15)
AmerisourceBergen Corp. Call Strike $60.00 Expires 05/21/2005	46	(10)
Amgen, Inc. Call Strike $60.00 Expires 01/22/2005	226	(25)
Amgen, Inc. Call Strike $60.00 Expires 04/16/2005	92	(19)
Amylin Pharmaceuticals, Inc. Call Strike $22.50 Expires 01/22/2005	14	(2)
Amylin Pharmaceuticals, Inc. Call Strike $25.00 Expires 01/21/2006	90	(27)
Anthem, Inc. Call Strike $85.00 Expires 12/18/2004	46	(6)
Anthem, Inc. Call Strike $90.00 Expires 01/22/2005	14	(1)
Anthem, Inc. Call Strike $95.00 Expires 03/19/2005	15	(1)
Anthem, Inc. Call Strike $90.00 Expires 06/18/2005	51	(15)
Biogen Idec, Inc. Call Strike $70.00 Expires 01/22/2005	57	(5)
Boston Scientific Corp. Call Strike $40.00 Expires 01/22/2005	152	(10)
Cardinal Health, Inc. Call Strike $50.00 Expires 03/19/2005	84	(20)
Cephalon, Inc. Call Strike $50.00 Expires 01/22/2005	114	(21)
Cooper Cos., Inc. Call Strike $75.00 Expires 05/21/2005	18	(7)
Elan Corp. Call Strike $30.00 Expires 01/22/2005	57	(11)

	Contracts (d)	Value
Covered Call Options (continued)
Eli Lilly & Co. Call Strike $60.00 Expires 12/18/2004	30	$(4)
Eli Lilly & Co. Call Strike $60.00 Expires 01/22/2005	46	(8)
Eli Lilly & Co. Call Strike $60.00 Expires 04/16/2005	101	(26)
Eyetech Pharmaceuticals, Inc. Call Strike $30.00 Expires 12/18/2004	6	(8)
Forest Laboratories, Inc. Call Strike $50.00 Expires 02/19/2005	45	(7)
Forest Laboratories, Inc. Call Strike $50.00 Expires 05/21/2005	46	(12)
Genentech, Inc. Call Strike $60.00 Expires 01/22/2005	125	(3)
Gen-Probe, Inc. Call Strike $45.00 Expires 02/19/2005	30	(3)
Gen-Probe, Inc. Call Strike $50.00 Expires 02/19/2005	45	(2)
Gilead Sciences, Inc. Call Strike $35.00 Expires 11/20/2004	174	(18)
Guidant Corp. Call Strike $70.00 Expires 01/22/2005	44	(12)
HCA, Inc. Call Strike $40.00 Expires 01/22/2005	45	(3)
ImClone Systems, Inc. Call Strike $55.00 Expires 11/20/2004	60	– (c)
ImClone Systems, Inc. Call Strike $60.00 Expires 12/18/2004	46	(1)
ImClone Systems, Inc. Call Strike $55.00 Expires 01/22/2005	85	(8)
ImClone Systems, Inc. Call Strike $60.00 Expires 01/22/2005	30	(1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Contracts (d)	Value
Covered Call Options (continued)
ImClone Systems, Inc. Call Strike $65.00 Expires 01/22/2005	30	$(1)
ImClone Systems, Inc. Call Strike $60.00 Expires 02/19/2005	60	(4)
ImClone Systems, Inc. Call Strike $65.00 Expires 02/19/2005	60	(2)
ImClone Systems, Inc. Call Strike $70.00 Expires 02/19/2005	15	– (c)
ImClone Systems, Inc. Call Strike $60.00 Expires 05/21/2005	62	(13)
Martek Biosciences Corp. Call Strike $60.00 Expires 12/18/2004	38	(1)
Medimmune, Inc. Call Strike $32.50 Expires 06/18/2005	63	(10)
MGI PHARMA, Inc. Call Strike $30.00 Expires 01/22/2005	42	(5)
MGI PHARMA, Inc. Call Strike $32.50 Expires 01/22/2005	160	(9)
Nabi Biopharmaceuticals Call Strike $15.00 Expires 12/18/2004	32	(2)
Neurocrine Biosciences, Inc. Call Strike $55.00 Expires 11/20/2004	15	– (c)
Neurocrine Biosciences, Inc. Call Strike $65.00 Expires 02/19/2005	58	(2)
Omnicare, Inc. Call Strike $25.00 Expires 12/18/2004	59	(19)
Omnicare, Inc. Call Strike $25.00 Expires 03/19/2005	32	(13)
Onyx Pharmaceuticals, Inc. Call Strike $35.00 Expires 01/22/2005	18	(1)
Onyx Pharmaceuticals, Inc. Call Strike $50.00 Expires 05/21/2005	15	– (c)

	Contracts (d)	Value
Covered Call Options (continued)
Pfizer, Inc. Call Strike $30.00 Expires 03/19/2005	60	$(8)
Pfizer, Inc. Call Strike $32.50 Expires 01/21/2006	31	(5)
Protein Design Labs, Inc. Call Strike $22.50 Expires 02/19/2005	46	(4)
Sepracor, Inc. Call Strike $50.00 Expires 01/22/2005	3	(1)
Taro Pharmaceuticals Industries Call Strike $40.00 Expires 01/22/2005	26	(1)
UnitedHealth Group, Inc. Call Strike $75.00 Expires 12/18/2004	15	(2)
UnitedHealth Group, Inc. Call Strike $70.00 Expires 01/22/2005	14	(7)
Zimmer Holdings, Inc. Call Strike $80.00 Expires 12/18/2004	30	(6)
Put Options (–0.9%)
Accredo Health, Inc. Put Strike $30.00 Expires 01/21/2006	30	(23)
Alexion Pharmaceuticals, Inc. Put Strike $20.00 Expires 02/19/2005	18	(6)
Alkermes, Inc. Put Strike $15.00 Expires 02/19/2005	35	(11)
Allergan, Inc. Put Strike $80.00 Expires 01/22/2005	6	(5)
Amgen, Inc. Put Strike $55.00 Expires 01/22/2005	30	(5)
Andrx Corp. Put Strike $30.00 Expires 01/22/2005	93	(78)
Anthem, Inc. Put Strike $90.00 Expires 01/22/2005	54	(55)
Baxter International, Inc. Put Strike $35.00 Expires 01/21/2006	56	(34)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Contracts (d)	Value
Put Options (continued)
Biogen Idec, Inc. Put Strike $55.00 Expires 01/22/2005	12	$(4)
Boston Scientific Corp. Put Strike $45.00 Expires 01/22/2005	88	(86)
Cardinal Health, Inc. Put Strike $50.00 Expires 01/22/2005	43	(20)
Caremark Rx, Inc. Put Strike $40.00 Expires 01/22/2005	46	(46)
Celgene Corp. Put Strike $25.00 Expires 01/22/2005	56	(4)
Celgene Corp. Put Strike $22.50 Expires 01/22/2005	146	(5)
Celgene Corp. Put Strike $30.00 Expires 01/21/2006	68	(32)
Cephalon, Inc. Put Strike $50.00 Expires 01/22/2005	17	(7)
Cephalon, Inc. Put Strike $55.00 Expires 01/22/2005	15	(12)
Community Health Systems, Inc. Put Strike $30.00 Expires 03/19/2005	26	(10)
CV Therapeutics, Inc. Put Strike $15.00 Expires 01/21/2006	26	(8)
Dade Behring Holdings, Inc. Put Strike $60.00 Expires 02/19/2005	38	(24)
Elan Corp. Put Strike $25.00 Expires 01/22/2005	84	(26)
Elan Corp. Put Strike $25.00 Expires 01/21/2006	69	(36)
Elan Corp. Put Strike $30.00 Expires 01/21/2006	84	(67)
Eyetech Pharmaceuticals, Inc. Put Strike $40.00 Expires 12/18/2004	123	(37)

	Contracts (d)	Value
Put Options (continued)
Eyetech Pharmaceuticals, Inc. Put Strike $40.00 Expires 03/19/2005	59	$(29)
Forest Laboratories, Inc. Put Strike $55.00 Expires 01/22/2005	51	(54)
Genentech, Inc. Put Strike $62.50 Expires 01/22/2005	21	(36)
Gilead Sciences, Inc. Put Strike $35.00 Expires 11/20/2004	76	(10)
Gilead Sciences, Inc. Put Strike $37.50 Expires 11/20/2004	24	(8)
Guidant Corp. Put Strike $55.00 Expires 01/22/2005	31	(2)
Guidant Corp. Put Strike $60.00 Expires 01/22/2005	61	(10)
Guidant Corp. Put Strike $70.00 Expires 01/22/2005	25	(15)
Henry Schein, Inc. Put Strike $60.00 Expires 01/21/2006	8	(4)
Indevus Pharmaceuticals, Inc. Put Strike $7.50 Expires 12/18/2004	44	(5)
Invitrogen Corp. Put Strike $50.00 Expires 01/22/2005	41	(4)
Invitrogen Corp. Put Strike $55.00 Expires 05/21/2005	15	(6)
King Pharmaceuticals, Inc. Put Strike $25.00 Expires 01/22/2005	15	(21)
Martek Biosciences Corp. Put Strike $60.00 Expires 12/18/2004	26	(34)
Medicines Co. Put Strike $30.00 Expires 04/16/2005	53	(30)
Merck & Co., Inc. Put Strike $30.00 Expires 01/21/2006	87	(29)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Contracts (d)	Value
Put Options (continued)
MGI PHARMA, Inc. Put Strike $32.50 Expires 01/22/2005	91	$(57)
Nektar Therapeutics Put Strike $25.00 Expires 11/20/2004	33	(35)
Neurocrine Biosciences, Inc. Put Strike $60.00 Expires 11/20/2004	38	(51)
Neurocrine Biosciences, Inc. Put Strike $60.00 Expires 02/19/2005	45	(62)
OSI Pharmaceuticals, Inc. Put Strike $80.00 Expires 01/22/2005	49	(82)
Sepracor, Inc. Put Strike $55.00 Expires 01/22/2005	91	(88)
Sepracor, Inc. Put Strike $55.00 Expires 01/21/2006	46	(63)
Serologicals Corp. Put Strike $22.50 Expires 04/16/2005	4	(1)
St. Jude Medical, Inc. Put Strike $75.00 Expires 01/22/2005	34	(10)

	Contracts (d)	Value
Put Options (continued)
Stryker Corp. Put Strike $50.00 Expires 01/22/2005	35	$(25)
Stryker Corp. Put Strike $50.00 Expires 03/19/2005	26	(19)
Teva Pharmaceutical Industries, Ltd. Put Strike $35.00 Expires 12/18/2004	26	(24)
UnitedHealth Group, Inc. Put Strike $65.00 Expires 01/22/2005	28	(3)
UnitedHealth Group, Inc. Put Strike $70.00 Expires 01/22/2005	16	(4)
Total Written Options (cost: $2,326)		(1,900)
SUMMARY:
Investments, at value	101.1%	$163,464
Written options	(1.2)%	(1,900)
Other assets in excess of liabilities	0.1%	64
Net assets	100.0%	$161,628

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2004, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2004, is $26,727.

(c)  Value is less than $1.

(d)  Contract amounts are not in thousands.

DEFINITIONS:

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $957 or 0.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX T. Rowe Price Health Sciences

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $161,125)	$163,464
Cash	257
Receivables:
Investment securities sold	283
Shares of beneficial interest sold	259
Interest	2
Dividends	12
Other	2
164,279
Liabilities:
Investment securities purchased	480
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	8
Management and advisory fees	131
Distribution fees	50
Transfer agent fees	4
Written options (premiums $2,326)	1,900
Other	78
2,651
Net Assets	$161,628
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$157,088
Accumulated net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities and written option contracts	1,775
Net unrealized appreciation (decreciation) on:
Investment securities	2,339
Written option contracts	426
Net Assets	$161,628
Net Assets by Class:
Class A	$154,957
Class B	4,590
Class C	2,081
Shares Outstanding:
Class A	14,301
Class B	431
Class C	196
Net Asset Value Per Share:
Class A	$10.84
Class B	10.66
Class C	10.63
Maximum Offering Price Per Share (a):
Class A	$11.47

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$106
Dividends	348
Less withholding taxes on foreign dividends	(5)
449
Expenses:
Management and advisory fees	1,191
Transfer agent fees:
Class A	25
Class B	2
Class C	1
Class C2	–
Class M	–
Printing and shareholder reports	2
Custody fees	74
Administration fees	22
Legal fees	3
Audit and accounting fees	12
Trustees fees	6
Registration fees:
Class A	57
Class B	–
Class C	13
Class C2	–
Class M	2
Other	4
Distribution and service fees:
Class A	395
Class B	43
Class C	10
Class C2	6
Class M	4
Total expenses	1,872
Less:
Reimbursement of Class expenses
Class C	(8)
Net expenses	1,864
Net Investment Income (Loss)	(1,415)
Net Realized Gain (Loss) from:
Investment securities	4,744
Written option contracts	2,166
Foreign currency transactions	(21)
6,889
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(1,005)
Written option contracts	259
(746)
Net Gain (Loss) on Investments, Written Option Contracts and Foreign Currency Transactions	6,143
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,728

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX T. Rowe Price Health Sciences

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(1,415)	$(417)
Net realized gain (loss) from investment securities, written option contracts and foreign currency transactions	6,889	657
Net unrealized appreciation (depreciation) on investment securities and written option contracts	(746)	3,723
	4,728	3,963
Distributions to Shareholders:
From net realized gains:
Class A	(3,559)	–
Class B	(143)	–
Class C	(23)	–
Class C2	(30)	–
Class M	(15)	–
	(3,770)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	93,348	52,189
Class B	2,436	2,260
Class C	849	213
Class C2	326	768
Class M	146	158
	97,105	55,588
Dividends and distributions reinvested:
Class A	3,555	–
Class B	140	–
Class C	14	–
Class C2	23	–
Class M	15	–
	3,747	–
Cost of shares redeemed:
Class A	(1,910)	(410)
Class B	(1,004)	(344)
Class C	(320)	(19)
Class C2	(413)	(278)
Class M	(64)	(18)
	(3,711)	(1,069)
Class level exchanges:
Class C	1,419	–
Class C2	(942)	–
Class M	(477)	–
	–	–
Automatic conversions:
Class A	6	–
Class B	(6)	–
	–	–
	97,141	54,519
Net increase (decrease) in net assets	98,099	58,482

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	$63,529	$5,047
End of year	$161,628	$63,529
Accumulated Net Investment Income (Loss)	$–	$(1)
Share Activity:
Shares issued:
Class A	8,337	5,413
Class B	218	239
Class C	77	22
Class C2	30	82
Class M	13	16
	8,675	5,772
Shares issued–reinvested from distributions:
Class A	308	–
Class B	13	–
Class C	1	–
Class C2	2	–
Class M	1	–
	325	–
Shares redeemed:
Class A	(175)	(42)
Class B	(93)	(37)
Class C	(30)	(2)
Class C2	(38)	(29)
Class M	(6)	(1)
	(342)	(111)
Class level exchanges:
Class C	128	–
Class C2	(84)	–
Class M	(44)	–
	–	–
Automatic conversions:
Class A	1	–
Class B	(1)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	8,471	5,371
Class B	137	202
Class C	176	20
Class C2	(90)	53
Class M	(36)	15
	8,658	5,661

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX T. Rowe Price Health Sciences

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.14	$(0.13)	$1.18	$1.05	$–	$(0.35)	$(0.35)	$10.84
	10/31/2003	8.28	(0.16)	2.02	1.86	–	–	–	10.14
	10/31/2002	10.00	(0.08)	(1.64)	(1.72)	–	–	–	8.28
Class B	10/31/2004	10.03	(0.17)	1.15	0.98	–	(0.35)	(0.35)	10.66
	10/31/2003	8.24	(0.21)	2.00	1.79	–	–	–	10.03
	10/31/2002	10.00	(0.11)	(1.65)	(1.76)	–	–	–	8.24
Class C	10/31/2004	10.03	(0.24)	1.19	0.95	–	(0.35)	(0.35)	10.63
	10/31/2003	8.10	(0.22)	2.15	1.93	–	–	–	10.03

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	10.19%	$154,957	1.53%	1.53%	(1.15)%	35%
	10/31/2003	22.46	59,115	1.95	2.19	(1.61)	30
	10/31/2002	(17.20)	3,804	1.95	8.76	(1.51)	43
Class B	10/31/2004	9.59	4,590	2.09	2.09	(1.58)	35
	10/31/2003	21.72	2,952	2.60	2.84	(2.26)	30
	10/31/2002	(17.60)	758	2.60	9.41	(2.16)	43
Class C	10/31/2004	9.28	2,081	2.60	3.41	(1.61)	35
	10/31/2003	23.83	201	2.60	2.84	(2.26)	30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser and includes the recovery of waived expenses, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX T. Rowe Price Health Sciences ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX T. Rowe Price Health Sciences ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002. The Fund is "non diversified" under the 1940 Act.

On March 1, 2004, the Fund changed its name from IDEX T. Rowe Price Health Sciences to TA IDEX T. Rowe Price Health Sciences.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares of the Transamerica IDEX Mutual Funds were offered for investment to the strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. (ATSF): ATSF Asset Allocation–Conservative Portfolio, ATSF Asset Allocation–Growth Portfolio, ATSF Asset Allocation–Moderate Growth Portfolio and ATSF Asset Allocation–Moderate Portfolio on November 8, 2004.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Commission Recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $30 are included in net realized gains in the Statement of Operations.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2004, are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2003	$778	2,419
Sales	7,795	23,335
Closing Buys	(5,844)	(18,599)
Expirations	(196)	(1,102)
Exercised	(207)	(484)
Balance at October 31, 2004	$2,326	5,569

*  Contracts not in thousands

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at October 31, 2004, are listed in the Schedule of Investments.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$14,931	9%
TA IDEX Asset Allocation– Growth Portfolio	32,495	20%
TA IDEX Asset Allocation– Moderate Growth Portfolio	58,927	36%
TA IDEX Asset Allocation– Moderate Portfolio	45,165	28%
Total	$151,518	93%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

1.00% of the first $500 million of ANA
0.95% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.60% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2004-Class C	8	10/31/07

There were no amounts recaptured during the fiscal year ended October 31, 2004.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at October 31, 2004 was $10.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$223
Retained by Underwriter	7
Contingent Deferred Sales Charge	12

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $22 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $28 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$125,640
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	38,755
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and straddles.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1)
Undistributed net investment income (loss)	1,416
Accumulated net realized gain (loss) from investment securities and futures contracts	(1,415)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from: Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from: Ordinary Income	2,666
Long-term capital gain	1,104

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$947
Undistributed Long-term Capital Gains	$1,522
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$2,363	*

*  Amount includes unrealized gain/loss from derivative instruments and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$161,528
Unrealized Appreciation	$10,681
Unrealized (Depreciation)	(8,745)
Net Unrealized Appreciation (Depreciation)	$1,936

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Health Sciences

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Health Sciences (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX T. Rowe Price Health Sciences

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,104 per share for the year ended October 31, 2004.

For dividends paid during the year ended October 31, 2004, the Fund designates qualified dividend income to the maximum extent allowable.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
92.00%	0.15%	7.85%

Transamerica IDEX Mutual Funds

Annual Report 2004

18

TA IDEX T. Rowe Price Small Cap

MARKET ENVIRONMENT

U.S. stocks produced moderate gains in the twelve month period ended October 31, 2004. In the early months of the reporting period, major equity indexes climbed to two year highs thanks to robust corporate earnings and economic growth and the Federal Reserve Board's ("Fed") highly accommodative monetary policy. As 2004 progressed, equities surrendered some of their gains amid surging oil prices, a deceleration of economic and corporate profit growth, protracted uncertainty prior to the November elections, and rising short-term interest rates. From late June through the end of September, the Fed raised the federal funds target rate from 1.00% to 1.75% in three quarter-point steps.

Small-cap shares fared better than their larger counterparts in the last twelve months: the Russell 2000 Index ("Russell 2000") returned 11.73% versus 9.41% for the Standard and Poor's 500 Composite Stock Index. However, as measured by various Russell indexes, growth stocks lagged their value counterparts significantly across all market capitalizations. In the small-cap growth universe, stocks of energy companies performed best, but financials and health care stocks also produced gains. Information technology ("IT") shares fared worst, led by semiconductor-related stocks.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX T. Rowe Price Small Cap, Class A returned 2.17%. By comparison its benchmark, the Russell 2000, returned 11.73%.

STRATEGY REVIEW

Stock selection in various sectors hurt the portfolio's performance relative to the Russell 2000.

For example, the portfolio's gains were limited by weakness in Frontier Airlines, Inc. ("Frontier"), educational-services companies Corinthian Colleges, Inc. ("Corinthian") and DeVry Inc. in the industrials and business services sector. Stock selection in the consumer discretionary sector, such as owning Cost Plus, Inc. and Christopher & Banks Corporation and avoiding Urban Outfitters, Inc., also detracted from our results. In addition, overweighting Taro Pharmaceutical Industries Ltd. ("Taro"), Accredo Health, Incorporated, and Omnicare, Inc. in the health care sector was disadvantageous, but overweighting Noven Pharmaceuticals, Inc. and Coventry Health Care, Inc. was favorable. Two other positive factors were a modest overweighting of the energy sector and good stock selection in the IT sector, such as Zebra Technologies Corporation ("Zebra"), Plantronics, Inc., and Iron Mountain Incorporated.

We maintained a broadly diversified portfolio of small-cap growth stocks over the last twelve months. At the end of October, the portfolio's assets were spread across approximately 294 securities in multiple industries, and no individual holding represented more than 1% of portfolio assets. Casting such a wide net is a key tool for risk management, as it can reduce the potential negative impact that any given stock could have on the entire portfolio. In addition, such broad diversification provides greater opportunities than more concentrated portfolios to have some exposure to the stocks and sectors that perform best.

Our sector allocations, which are usually not dramatically different from those of broad small-cap growth benchmarks and portfolios, did not change much over the last year. The energy sector contributed the most to the portfolio's absolute performance during our reporting period. In fact, the underlying energy equipment and services industry was the top performing industry represented in the portfolio. Although we are pleased with the rally in energy stocks and believe that oil prices may stay high for some time, we have trimmed our exposure to the sector in recent months to keep our small overweight from growing larger. In contrast, the IT sector detracted the most from our results on an absolute basis. The semiconductor and semiconductor equipment industry was the worst-performing industry represented in the portfolio.

Some of our largest individual contributors to portfolio performance in the last twelve month were Zebra, Flir Systems, Inc., and UTI Worldwide, Inc. Our five largest detractors were Omnivision Technologies, Inc., Taro, Maxtor Corporation, Corinthian, and Frontier.

Paul W. Wojcik, CFA

Fund Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX T. Rowe Price Small Cap

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	2.17%	0.15%	1.85%	3/1/99
Class A (POP)	(3.45%)	(0.97%)	0.84%	3/1/99
Russell 2000[1]	11.73%	7.74%	8.67%	3/1/99
Class B (NAV)	1.56%	(0.52%)	1.18%	3/1/99
Class B (POP)	(3.44%)	(0.71%)	1.18%	3/1/99
Class C (NAV)	1.32%	–	17.95%	11/11/02
Class C (POP)	0.32%	–	17.95%	11/11/02

NOTES

1  The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Investing in small cap stocks generally involves greater risks and volatility so an investment in this fund may not be suitable for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX T. Rowe Price Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$973.10	1.32%	$6.55
Hypothetical (b)	1,000.00	1,018.50	1.32	6.70
Class B
Actual	1,000.00	970.30	1.83	9.06
Hypothetical (b)	1,000.00	1,015.94	1.83	9.27
Class C
Actual	1,000.00	968.00	2.28	11.28
Hypothetical (b)	1,000.00	1,013.67	2.28	11.54

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.8%)
Air Transportation (1.5%)
Airtran Holdings, Inc. (a)	14,400	$167
ExpressJet Holdings, Inc. (a)	16,100	179
Frontier Airlines, Inc. (a)	66,100	553
JetBlue Airways Corp. (a)(b)	5,200	115
Skywest, Inc.	73,000	1,247
Amusement & Recreation Services (1.1%)
Alliance Gaming Corp. (a)(b)	24,800	229
International Speedway Corp.–Class A	3,200	151
Station Casinos, Inc.	21,700	1,106
Westwood One, Inc. (a)	4,600	106
Apparel & Accessory Stores (2.3%)
AnnTaylor Stores Corp. (a)	10,875	244
Christopher & Banks Corp. (b)	37,900	616
HOT Topic, Inc. (a)(b)	41,500	853
Pacific Sunwear of California, Inc. (a)	35,950	843
Ross Stores, Inc. (b)	18,600	489
Talbots, Inc.	13,200	348
Apparel Products (0.1%)
Gymboree Corp. (a)	14,800	179
Auto Repair, Services & Parking (0.3%)
Dollar Thrifty Automotive Group (a)	19,100	461
Automotive (0.9%)
Group 1 Automotive, Inc. (a)	13,700	388
Oshkosh Truck Corp.	15,500	913
Automotive Dealers & Service Stations (0.7%)
O'Reilly Automotive, Inc. (a)(b)	22,000	947
Sonic Automotive, Inc.	5,100	103
Beverages (0.1%)
Boston Beer Co., Inc.–Class A (a)	7,700	195
Business Services (3.5%)
Catalina Marketing Corp.	2,800	72
ChoicePoint, Inc. (a)	22,100	920
Computer Programs & Systems, Inc.	61,200	1,287
EPIQ Systems, Inc. (a)(b)	8,600	129
Forrester Research, Inc. (a)	33,600	518
Getty Images, Inc. (a)(b)	12,000	710
Iron Mountain, Inc. (a)(b)	23,025	761
Rent-A-Center, Inc. (a)	21,950	527
SupportSoft, Inc. (a)	38,700	196
Commercial Banks (2.5%)
Boston Private Financial Holdings, Inc.	23,700	582
East-West Bancorp, Inc.	13,800	553
Investors Financial Services Corp.	23,500	905

	Shares	Value
Commercial Banks (continued)
Silicon Valley Bancshares (a)	9,200	$368
Southwest Bancorp of Texas, Inc.	19,400	455
UCBH Holdings, Inc.	19,800	853
Communication (0.5%)
Global Payments, Inc. (b)	11,380	623
Insight Communications Co., Inc. (a)(b)	12,300	104
Communications Equipment (2.2%)
Centillium Communications, Inc. (a)	39,100	87
Concord Communications, Inc. (a)	10,900	90
Inter-Tel, Inc.	39,600	1,069
Plantronics, Inc.	26,100	1,135
Polycom, Inc. (a)	30,906	638
Powerwave Technologies, Inc. (a)(b)	18,500	138
Remec, Inc. (a)	14,600	80
Computer & Data Processing Services (10.7%)
Activision, Inc. (a)	39,450	571
Actuate Corp. (a)	44,800	111
Agile Software Corp. (a)	67,000	572
Avocent Corp. (a)	3,700	132
Borland Software Corp. (a)	39,100	400
CACI International, Inc.–Class A (a)	12,800	780
CNET Networks, Inc. (a)(b)	28,900	236
Cognex Corp. (b)	15,900	407
Cognizant Technology Solutions Corp. (a)	18,500	629
Digital Insight Corp. (a)	41,800	655
Earthlink, Inc. (a)	31,700	327
F5 Networks, Inc. (a)(b)	30,200	1,206
Factset Research Systems, Inc. (b)	7,900	394
Fair Isaac Corp. (b)	28,005	846
Hyperion Solutions Corp. (a)(b)	23,200	931
Informatica Corp. (a)	61,700	482
Inforte Corp. (a)	105,800	714
Jack Henry & Associates, Inc.	19,500	363
Macromedia, Inc. (a)	15,900	432
Magma Design Automation, Inc. (a)	9,100	118
MatrixOne, Inc. (a)	56,300	321
Mercury Interactive Corp. (a)(b)	1,500	65
MTC Technologies, Inc. (a)	31,200	853
National Instruments Corp.	2,700	74
Netegrity, Inc. (a)	26,750	285
Open Text Corp. (a)(b)	33,800	568
Packeteer, Inc. (a)	26,800	331
Radiant Systems, Inc. (a)	17,550	90
Red Hat, Inc. (a)(b)	19,100	245
RSA Security, Inc. (a)	18,200	372
Serena Software, Inc. (a)(b)	34,200	607

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Data Processing Services (continued)
SkillSoft PLC, Sponsored ADR (a)	19,000	$130
SRA International, Inc.–Class A (a)	19,400	1,043
Websense, Inc. (a)	9,900	402
Computer & Office Equipment (1.7%)
Black Box Corp.	6,100	240
Maxtor Corp. (a)	99,400	294
Sandisk Corp. (a)	25,700	536
ScanSource, Inc. (a)	2,900	180
Zebra Technologies Corp.–Class A (a)	24,300	1,287
Construction (0.7%)
Insituform Technologies, Inc.–Class A (a)	13,000	258
MDC Holdings, Inc.	9,934	762
Drug Stores & Proprietary Stores (0.2%)
Drugstore.Com, Inc. (a)	75,600	240
Educational Services (2.2%)
Apollo Group, Inc.–Class A (a)	5,873	388
Career Education Corp. (a)(b)	11,200	351
Corinthian Colleges, Inc. (a)(b)	21,100	303
DeVry, Inc. (a)(b)	30,400	444
Education Management Corp. (a)	34,600	928
ITT Educational Services, Inc. (a)	19,700	749
Electrical Goods (0.4%)
Hughes Supply, Inc.	21,200	602
Electronic & Other Electric Equipment (1.4%)
Aeroflex, Inc. (a)	83,900	931
Digital Theater Systems, Inc. (a)	27,100	461
Harman International Industries, Inc.	3,000	361
SBS Technologies, Inc. (a)	17,200	229
Electronic Components & Accessories (6.9%)
Advanced Energy Industries, Inc. (a)	69,700	687
AMIS Holdings, Inc. (a)	21,600	328
ATMI, Inc. (a)	13,500	315
Cymer, Inc. (a)(b)	19,100	545
Exar Corp. (a)	24,000	360
Integrated Circuit Systems, Inc. (a)(b)	21,500	485
Integrated Silicon Solutions, Inc. (a)	45,300	340
Intersil Corp.–Class A	36,596	597
Kemet Corp. (a)	12,500	97
Lattice Semiconductor Corp. (a)	27,100	135
Mercury Computer Systems, Inc. (a)(b)	33,400	844
Micrel, Inc. (a)(b)	9,400	106
Microchip Technology, Inc.	5,175	157
Omnivision Technologies, Inc. (a)(b)	52,000	827
Pericom Semiconductor Corp. (a)	24,500	220
Plexus Corp. (a)	32,300	400

	Shares	Value
Electronic Components & Accessories (continued)
Semtech Corp. (a)	25,700	$537
Sigmatel, Inc. (a)	4,100	121
Silicon Storage Technology, Inc. (a)	40,600	302
Skyworks Solutions, Inc. (a)(b)	17,300	154
Tessera Technologies, Inc. (a)	21,300	595
Triquint Semiconductor, Inc. (a)	24,426	87
TTM Technologies, Inc. (a)	90,600	848
Varian Semiconductor Equipment Associates, Inc. (a)(b)	18,800	651
Zoran Corp. (a)	43,797	442
Environmental Services (0.9%)
Stericycle, Inc. (a)	12,600	571
Waste Connections, Inc. (a)	22,200	700
Fabricated Metal Products (0.3%)
Simpson Manufacturing Co., Inc.	5,800	373
Food & Kindred Products (0.1%)
Peet's Coffee & Tea, Inc. (a)	7,700	196
Food Stores (0.3%)
Whole Foods Market, Inc. (b)	4,800	391
Furniture & Fixtures (0.1%)
La-Z-Boy, Inc. (b)	9,900	131
Furniture & Home Furnishings Stores (1.1%)
Cost Plus, Inc. (a)(b)	27,800	898
Pier 1 Imports, Inc.	13,700	246
Williams-Sonoma, Inc. (a)(b)	13,100	500
Health Services (4.8%)
Accredo Health, Inc. (a)	32,150	740
Amsurg Corp. (a)	18,600	435
Community Health Systems, Inc. (a)	11,700	314
Coventry Health Care, Inc. (a)	23,200	949
DaVita, Inc. (a)	27,300	809
Gentiva Health Services, Inc. (a)	28,400	482
Human Genome Sciences, Inc. (a)	17,700	182
LifePoint Hospitals, Inc. (a)(b)	25,900	840
Manor Care, Inc.	10,500	344
Matria Healthcare, Inc. (a)(b)	5,100	159
Omnicare, Inc.	27,400	756
Renal Care Group, Inc. (a)	13,100	413
Symbion, Inc. (a)(b)	24,700	384
Triad Hospitals, Inc. (a)	6,200	205
United Surgical Partners International, Inc. (a)	19,600	686
Holding & Other Investment Offices (1.1%)
Affiliated Managers Group (a)(b)	17,300	966
First Marblehead Corp. (The) (a)(b)	5,100	273
Redwood Trust, Inc. REIT (b)	5,900	355

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Industrial Machinery & Equipment (2.1%)
Axcelis Technologies, Inc. (a)	50,200	$432
Engineered Support Systems, Inc. (b)	24,550	1,179
Entegris, Inc. (a)	34,300	317
FMC Technologies, Inc. (a)	9,400	284
National-Oilwell, Inc. (a)(b)	12,000	405
Oil States International, Inc. (a)	22,100	406
Instruments & Related Products (3.0%)
Anaren, Inc. (a)	19,500	239
August Technology Corp. (a)	11,500	90
Cohu, Inc.	11,200	176
Cyberonics, Inc. (a)(b)	4,300	81
Cyberoptics Corp. (a)	71,900	784
Dionex Corp. (a)	4,650	260
Flir Systems, Inc. (a)	15,800	841
Fossil, Inc. (a)	29,230	870
Herley Industries, Inc. (a)	14,200	249
Lexar Media, Inc. (a)(b)	36,100	244
Newport Corp. (a)	5,800	65
Pinnacle Systems, Inc. (a)	20,000	93
Rudolph Technologies, Inc. (a)(b)	8,900	134
Varian, Inc. (a)	6,000	219
Insurance (2.2%)
Max Reinsurance Capital, Ltd.	19,500	368
PMI Group (The), Inc.	3,900	151
RenaissanceRe Holdings, Ltd. (b)	12,500	585
Stancorp Financial Group, Inc.	7,700	580
Triad Guaranty, Inc. (a)	16,300	889
WellChoice, Inc. (a)	13,800	576
Insurance Agents, Brokers & Service (0.3%)
Brown & Brown, Inc.	9,100	380
Leather & Leather Products (0.2%)
Timberland Co.–Class A (a)(b)	5,800	356
Management Services (1.9%)
Corporate Executive Board Co. (b)	27,200	1,731
Hewitt Associates, Inc.–Class A (a)	3,860	108
Resources Connection, Inc. (a)	23,900	1,003
Manufacturing Industries (0.1%)
Daktronics, Inc. (a)	4,000	99
Medical Instruments & Supplies (4.2%)
Advanced Neuromodulation Systems, Inc. (a)(b)	13,600	433
Coherent, Inc. (a)	11,100	268
Dentsply International, Inc.	12,150	632
ICU Medical, Inc. (a)(b)	20,800	467
Inamed Corp. (a)	19,250	1,023
Integra LifeSciences Holdings Corp. (a)	3,100	99

	Shares	Value
Medical Instruments & Supplies (continued)
Mentor Corp.	5,300	$184
Merit Medical Systems, Inc. (a)	14,800	153
Respironics, Inc. (a)	16,900	863
Steris Corp. (a)	45,400	941
Techne Corp. (a)	13,900	501
Thoratec Corp. (a)(b)	48,900	429
Wright Medical Group, Inc. (a)	8,000	207
Mortgage Bankers & Brokers (0.3%)
Doral Financial Corp. (b)	9,025	379
Motion Pictures (1.6%)
Avid Technology, Inc. (a)	28,500	1,510
Macrovision Corp. (a)	31,500	852
Oil & Gas Extraction (4.5%)
Atwood Oceanics, Inc. (a)	4,600	221
Cabot Oil & Gas Corp.	14,100	597
CAL Dive International, Inc. (a)(b)	24,900	882
Comstock Resources, Inc. (a)	34,100	750
Global Industries, Ltd. (a)	19,800	133
Grey Wolf, Inc. (a)(b)	125,200	649
Helmerich & Payne, Inc.	7,800	223
Patterson-UTI Energy, Inc.	50,000	961
Spinnaker Exploration Co. (a)	14,200	453
Stone Energy Corp. (a)	10,700	441
Unit Corp. (a)	23,000	853
Varco International, Inc. (a)	17,300	479
Personal Services (0.1%)
Jackson Hewitt Tax Service, Inc.	4,100	86
Pharmaceuticals (7.0%)
Abgenix, Inc. (a)	18,800	171
Alkermes, Inc. (a)(b)	18,000	223
Andrx Corp. (a)	23,700	513
Bradley Pharmaceuticals, Inc. (a)(b)	32,300	535
Celgene Corp. (a)	7,600	225
Cephalon, Inc. (a)(b)	8,024	383
Charles River Laboratories International, Inc. (a)	17,500	819
D&K Healthcare Resources, Inc.	19,800	145
Digene Corp. (a)(b)	34,200	860
Eon Labs, Inc. (a)	23,400	576
Henry Schein, Inc. (a)	2,500	158
ICOS Corp. (a)(b)	7,600	171
Idexx Laboratories, Inc. (a)	3,500	174
Invitrogen Corp. (a)(b)	10,700	620
Martek Biosciences Corp. (a)(b)	17,500	823
Medicis Pharmaceutical Corp.–Class A	27,600	1,122
Neurocrine Biosciences, Inc. (a)(b)	14,100	656
Noven Pharmaceuticals, Inc. (a)	29,200	658

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Par Pharmaceutical Cos., Inc. (a)	4,500	$178
Priority Healthcare Corp.–Class B (a)	8,200	148
Protein Design Labs, Inc. (a)(b)	36,000	689
Taro Pharmaceuticals Industries (a)(b)	13,700	364
Vertex Pharmaceuticals, Inc. (a)(b)	7,694	84
Primary Metal Industries (0.7%)
Lone Star Technologies, Inc. (a)	10,000	264
Maverick Tube Corp. (a)(b)	15,400	406
Steel Dynamics, Inc. (b)	11,600	385
Printing & Publishing (0.6%)
Scholastic Corp. (a)	24,100	731
Valassis Communications, Inc. (a)	5,800	199
Radio & Television Broadcasting (2.0%)
COX Radio, Inc.–Class A (a)(b)	16,100	256
Emmis Communications Corp.–Class A (a)	44,900	840
Entercom Communications Corp. (a)	11,900	395
Radio One, Inc.–Class D (a)	58,600	861
Regent Communications, Inc. (a)	42,000	231
Spanish Broadcasting System, Inc.–Class A (a)	36,500	369
Radio, Television & Computer Stores (0.3%)
GameStop Corp.–Class A (a)(b)	21,200	415
Research & Testing Services (1.5%)
Advisory Board Co. (The) (a)	41,300	1,346
Pharmaceutical Product Development, Inc. (a)	20,500	866
Residential Building Construction (0.5%)
Toll Brothers, Inc. (a)(b)	15,500	718
Restaurants (2.8%)
CEC Entertainment, Inc. (a)	22,550	857
Cheesecake Factory (The) (a)(b)	11,600	504
PF Chang's China Bistro, Inc. (a)(b)	18,000	915
Rare Hospitality International, Inc. (a)	28,700	795
Ruby Tuesday, Inc.	16,900	417
Sonic Corp. (a)	20,775	566
Retail Trade (2.3%)
AC Moore Arts & Crafts, Inc. (a)	35,100	904
Dollar Tree Stores, Inc. (a)	7,800	225
Hibbett Sporting Goods, Inc. (a)	9,700	217
Marvel Enterprises, Inc. (a)(b)	39,850	614
Michaels Stores, Inc. (b)	24,800	722
Petsmart, Inc.	23,400	748
Savings Institutions (0.5%)
IndyMac Bancorp, Inc.	24,800	800

	Shares	Value
Security & Commodity Brokers (1.3%)
Eaton Vance Corp.	9,800	$427
Greenhill & Co., Inc.	2,300	52
Legg Mason, Inc.	5,400	344
Raymond James Financial, Inc.	19,800	517
Waddell & Reed Financial, Inc.–Class A	24,350	512
Social Services (0.8%)
Bright Horizons Family Solutions, Inc. (a)	17,900	1,133
Stone, Clay & Glass Products (0.5%)
Gentex Corp.	23,700	782
Telecommunications (1.6%)
Adtran, Inc.	25,300	546
Nextel Partners, Inc.–Class A (a)	81,100	1,366
NII Holdings, Inc.–Class B (a)(b)	4,400	195
Wireless Facilities, Inc. (a)	29,100	215
Transportation & Public Utilities (0.9%)
UTI Worldwide, Inc.	19,400	1,261
Transportation Equipment (0.2%)
Thor Industries, Inc. (b)	9,700	270
Trucking & Warehousing (0.7%)
Forward Air Corp. (a)	9,600	395
Old Dominion Freight Line, Inc. (a)	16,800	471
Werner Enterprises, Inc.	4,100	87
Variety Stores (0.6%)
Family Dollar Stores, Inc.	4,600	136
Fred's, Inc. (b)	44,150	774
Wholesale Trade Durable Goods (3.2%)
Conceptus, Inc. (a)(b)	9,800	84
Cytyc Corp. (a)(b)	21,500	561
Insight Enterprises, Inc. (a)	35,800	664
Patterson Cos., Inc. (a)	19,800	742
Reliance Steel & Aluminum Co.	8,000	275
SCP Pool Corp.	28,930	844
Symyx Technologies, Inc. (a)	28,300	692
West Marine, Inc. (a)(b)	9,800	240
Wholesale Trade Nondurable Goods (1.7%)
Performance Food Group Co. (a)	11,400	265
SunOpta, Inc. (a)(b)	149,700	942
Tractor Supply Co. (a)	11,900	432
United Natural Foods, Inc. (a)	30,400	827
Total Common Stocks (cost: $134,614)		144,721

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (23.9%)
Debt (22.3%)
Bank Notes (4.3%)
Bank of America 1.77%, due 12/03/2004	$1,710	$1,710
1.88%, due 12/23/2004	570	570
1.77%, due 01/18/2005	1,140	1,140
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	2,565	2,565
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	285	285
Commercial Paper (2.3%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	848	848
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	285	285
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 850 850 1.75%, due 11/10/2004	1,140	1,140
Galaxy Funding 144A 1.88%, due 11/22/2004	285	285
Euro Dollar Terms (10.4%)
Bank of Montreal 1.88%, due 11/24/2004	2,699	2,699
BNP Paribas 1.77%, due 11/10/2004 1,425 1,425 1.80%, due 11/23/2004 1,140 1,140 1.98%, due 12/27/2004	1,140	1,140
Calyon 1.70%, due 11/24/2004	150	150
Citigroup 2.06%, due 01/25/2005	2,849	2,849
Den Danske Bank 1.82%, due 11/19/2004	1,425	1,425

	Principal	Value
Euro Dollar Terms (continued)
Dexia Group 2.04%, due 01/21/2005	$661	$661
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	570	570
Royal Bank of Scotland 2.01%, due 01/20/2005	1,140	1,140
Toronto Dominion Bank 1.70%, due 11/08/2004	570	570
Wells Fargo 1.87%, due 11/22/2004	1,425	1,425
Promissory Notes (2.2%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1,197 1,197 1.88%, due 01/27/2005	1,994	1,994
Repurchase Agreements (3.1%)
Merrill Lynch & Co., (c) 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $4,559 on 11/1/2004	4,559	4,559
	Shares	Value
Investment Companies (1.6%)
Money Market Funds (1.6%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	1,401,809	$1,402
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	1,025,829	1,026
Total Security Lending Collateral (cost: $35,050)		35,050
Total Investment Securities (cost: $169,664)		$179,771
SUMMARY:
Investments, at value	122.7%	$179,771
Liabilities in excess of other assets	(22.7)%	(33,225)
Net assets	100.0%	$146,546

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $33,723.

(c)  Cash collateral for the Repurchase Agreements, valued at $4,665, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

ADR  American Depositary Receipt

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $2,560 or 1.7% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX T. Rowe Price Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $169,664) (including securities loaned of $33,723)	$179,771
Cash	2,051
Receivables:
Shares of beneficial interest sold	16
Interest	7
Dividends	15
Other	3
181,863
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	31
Management and advisory fees	100
Distribution fees	52
Transfer agent fees	23
Payable for collateral for securities on loan	35,050
Other	61
35,317
Net Assets	$146,546
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$137,792
Accumulated net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment securities and futures contracts	(1,352)
Net unrealized appreciation (decreciation) of investment securities	10,107
Net Assets	$146,546
Net Assets by Class:
Class A	$129,809
Class B	11,776
Class C	4,961
Shares Outstanding:
Class A	11,978
Class B	1,128
Class C	476
Net Asset Value Per Share:
Class A	$10.84
Class B	10.44
Class C	10.42
Maximum Offering Price Per Share (a):
Class A	$11.47

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$11
Dividends	338
Income from loaned securities–net	39
388
Expenses:
Management and advisory fees	1,130
Transfer agent fees:
Class A	118
Class B	11
Class C	2
Class C2	2
Class M	2
Printing and shareholder reports	16
Custody fees	36
Administration fees	24
Legal fees	5
Audit and accounting fees	12
Trustees fees	8
Registration fees:
Class A	41
Class B	–
Class C	11
Class C2	1
Class M	1
Other	7
Distribution and service fees:
Class A	430
Class B	128
Class C	21
Class C2	16
Class M	16
Total expenses	2,038
Net Investment Income (Loss)	(1,650)
Net Realized Gain (Loss) from:
Investment securities	6,410
Futures contracts	37
6,447
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	(3,879)
Futures contracts	(17)
(3,896)
Net Gain (Loss) on Investments and Futures Contracts	2,551
Net Increase (Decrease) in Net Assets Resulting from Operations	$901

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX T. Rowe Price Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(1,650)	$(797)
Net realized gain (loss) from investment securities and futures contracts	6,447	(1,233)
Net unrealized appreciation (depreciation) on investment securities and futures contracts	(3,896)	18,612
	901	16,582
Capital Share Transactions:
Proceeds from shares sold:
Class A	46,740	80,987
Class B	2,565	3,085
Class C	1,843	692
Class C2	432	548
Class M	129	1,395
	51,709	86,707
Cost of shares redeemed:
Class A	(12,651)	(4,857)
Class B	(3,171)	(2,700)
Class C	(1,440)	(127)
Class C2	(584)	(740)
Class M	(879)	(1,073)
	(18,725)	(9,497)
Class level exchanges:
Class C	4,045	–
Class C2	(2,406)	–
Class M	(1,639)	–
	–	–
	32,984	77,210
Net increase (decrease) in net assets	33,885	93,792
Net Assets:
Beginning of year	112,661	18,869
End of year	$146,546	$112,661
Accumulated Net Investment Income (Loss)	$(1)	$–

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	4,181	8,673
Class B	240	350
Class C	173	75
Class C2	40	63
Class M	13	155
	4,647	9,316
Shares redeemed:
Class A	(1,157)	(547)
Class B	(301)	(322)
Class C	(139)	(14)
Class C2	(53)	(87)
Class M	(83)	(128)
	(1,733)	(1,098)
Class level exchanges:
Class C	381	–
Class C2	(222)	–
Class M	(159)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	3,024	8,126
Class B	(61)	28
Class C	415	61
Class C2	(235)	(24)
Class M	(229)	27
	2,914	8,218

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX T. Rowe Price Small Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.61	$(0.12)	$0.35	$0.23	$–	$–	$–	$10.84
	10/31/2003	7.83	(0.15)	2.93	2.78	–	–	–	10.61
	10/31/2002	9.46	(0.16)	(1.47)	(1.63)	–	–	–	7.83
	10/31/2001	13.17	(0.14)	(3.56)	(3.70)	–	(0.01)	(0.01)	9.46
	10/31/2000	11.01	(0.07)	2.51	2.44	–	(0.28)	(0.28)	13.17
Class B	10/31/2004	10.28	(0.18)	0.34	0.16	–	–	–	10.44
	10/31/2003	7.63	(0.19)	2.84	2.65	–	–	–	10.28
	10/31/2002	9.29	(0.22)	(1.44)	(1.66)	–	–	–	7.63
	10/31/2001	13.05	(0.21)	(3.54)	(3.75)	–	(0.01)	(0.01)	9.29
	10/31/2000	10.97	(0.15)	2.51	2.36	–	(0.28)	(0.28)	13.05
Class C	10/31/2004	10.28	(0.22)	0.36	0.14	–	–	–	10.42
	10/31/2003	7.52	(0.20)	2.96	2.76	–	–	–	10.28

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	2.17%	$129,809	1.36%	1.36%	(1.08)%	29%
	10/31/2003	35.50	95,018	1.75	1.93	(1.55)	25
	10/31/2002	(17.22)	6,487	1.74	2.67	(1.52)	55
	10/31/2001	(28.11)	7,067	1.55	2.56	(1.30)	49
	10/31/2000	22.31	8,262	1.55	2.83	(1.14)	53
Class B	10/31/2004	1.56	11,776	1.94	1.94	(1.67)	29
	10/31/2003	34.73	12,227	2.40	2.58	(2.20)	25
	10/31/2002	(17.85)	8,860	2.39	3.32	(2.17)	55
	10/31/2001	(28.73)	9,496	2.20	3.21	(1.95)	49
	10/31/2000	21.63	8,119	2.20	3.48	(1.79)	53
Class C	10/31/2004	1.32	4,961	2.40	2.40	(2.13)	29
	10/31/2003	36.70	628	2.40	2.58	(2.20)	25

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX T. Rowe Price Small Cap ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX T. Rowe Price Small Cap ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 1999.

On March 1, 2004, the Fund changed its name IDEX T. Rowe Price Small Cap to TA IDEX T. Rowe Price Small Cap.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended October 31, 2004, of $10 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $16 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

At October 31, 2004, there were no open futures contracts.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $2. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation – Conservative Portfolio	$3,923	3%
TA IDEX Asset Allocation – Growth Portfolio	38,513	26%
TA IDEX Asset Allocation – Moderate Growth Portfolio	54,560	37%
TA IDEX Asset Allocation Moderate – Portfolio	23,234	16%
Total	$120,230	82%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at October 31, 2004 was $11.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$205
Retained by Underwriter	7
Contingent Deferred Sales Charge	33

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $24 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $135 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $3. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$72,089
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	40,298
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1,661)
Accumulated net investment income (loss)	1,649
Accumulated net realized gain (loss) from investment securities and futures contracts	12

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$818	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $6,171.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(818)
Net Unrealized Appreciation (Depreciation)	$9,574

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$170,197
Unrealized Appreciation	$22,178
Unrealized (Depreciation)	(12,604)
Net Unrealized Appreciation (Depreciation)	$9,574

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX T. Rowe Price Small Cap

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
84.47%	6.02%	9.51%

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX T. Rowe Price Tax-Efficient Growth

MARKET ENVIRONMENT

U.S. stocks produced moderate gains in the twelve month period ended October 31, 2004. In the early months of the reporting period, major equity indexes climbed to two year highs thanks to robust corporate earnings and economic growth and the Federal Reserve Board's ("Fed") highly accommodative monetary policy. As 2004 progressed, equities surrendered some of their gains amid surging oil prices, a deceleration of economic and corporate profit growth, protracted uncertainty prior to the November elections, and rising short-term interest rates. From late June through the end of September, the Fed raised the federal funds target rate from 1.00% to 1.75% in three quarter-point steps.

The last year has been a challenging period for our large-cap growth style of investing. Small-cap shares fared better than large-caps, the Russell 2000 Index returned 11.73% versus 9.41% for the Standard and Poor's 500 Composite Stock Index ("S&P 500"), and as measured by various Russell indexes, value stocks strongly outperformed their growth counterparts across all market capitalizations. In the large-cap universe, as measured by the S&P 500, energy stocks were among the market's best performers, whereas information technology and health care stocks struggled.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX T. Rowe Price Tax-Efficient Growth, Class A returned 0.91%. By comparison its benchmark, the S&P 500, returned 9.41%.

STRATEGY REVIEW

Sector allocations and weak stock selection contributed to the portfolio's underperformance versus the S&P 500.

For example, our lack of exposure to energy and utilities stocks, low exposure to materials and telecommunication services companies, and our overweighting of the weak information technology sector drove our underperformance versus the S&P 500. Stock selection was also unfavorable, as poor performance of Marsh & McLennan Companies, Inc. ("Marsh & McLennan"), State Street Corporation, and Northern Trust Corporation in the financials sector and Clear Channel Communications, Inc. ("Clear Channel") in the consumer discretionary sector also detracted from our results relative to both benchmarks. On the plus side, our positions in technology companies Microsoft Corporation, Altera Corporation, and First Data Corporation helped our performance.

At the end of October, the portfolio held more than 113 stocks that we believe can perform well and be owned over the long term. We often take a contrarian view when companies with strong long-term prospects have some short-term challenges. Although rising interest rates and oil prices and pre-election uncertainty have weighed on the short-term performance of stocks, we believe the current market environment still provides a good opportunity for those who are willing to ride out occasional periods of volatility or lackluster performance to purchase companies with great long-term growth potential at reasonable valuations.

As of October 31st, we emphasized companies in the information technology ("IT"), health care, and financials sectors, whereas stocks of industrials and business services companies represented lesser commitments. We usually avoid energy and utility companies and have very little exposure to the materials and telecommunication services sectors because in our view, companies with good growth prospects and high, sustainable returns on equity are seldom found in these areas. Although these sectors have outperformed traditional growth stocks recently, we believe that growth stocks will return to favor at some point and that they are still the best investment vehicles for long-term taxable investors.

The industrials and business services sector contributed the second most to the portfolio's absolute performance over the last year, led by General Electric Company ("GE"). Consumer discretionary stocks also performed well, especially online auctioneer eBay Inc. ("eBay"). In contrast, the IT sector detracted the most from our results. The semiconductor and semiconductor equipment industry was the worst performing industry represented in the portfolio.

Our five largest individual contributors to portfolio performance in the last twelve months were eBay, UnitedHealth Group Incorporated, GE, Yahoo! Inc., and Starbucks Corporation. Our five largest detractors were Intel Corporation, Clear Channel, Marsh & McLennan, Tiffany & Co., and Merck & Co., Inc.

Donald J. Peters

Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX T. Rowe Price Tax-Efficient Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Transamerica IDEX Mutual Funds

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	0.83%	(0.33)%	0.12%	3/1/99
Class A (POP)	(4.72)%	(1.45)%	(0.87)%	3/1/99
Return after taxes on distributions[2]	(4.72)%	(1.53)%	(0.97)%	3/1/99
Return after taxes on distributions and sale of fund shares[2]	(3.07)%	(1.28)%	(0.80)%	3/1/99
S&P 500[1]	9.41%	(2.21)%	(0.14)%	3/1/99
Class B (NAV)	0.20%	(0.98)%	(0.52)%	3/1/99
Class B (POP)	(4.80)%	(1.18)%	(0.52)%	3/1/99
Class C (NAV)	0.17%	–	10.76%	11/11/02
Class C (POP)	(0.83)%	–	10.76%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

2  The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Funds managed for tax efficiency may not be suitable for IRAs and other nontaxable accounts, as the pre-tax returnsmay be lower than a similar fund that is not managed with tax considerations. In addition, while tax managed funds have the ability to distribute capital gains, investors may still incur a taxable gain upon liquidating their account.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Annual Report 2004

2

TA IDEX T. Rowe Price Tax-Efficient Growth

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$980.40	1.72%	$8.56
Hypothetical (b)	1,000.00	1,016.49	1.72	8.72
Class B
Actual	1,000.00	977.80	2.29	11.38
Hypothetical (b)	1,000.00	1,013.62	2.29	11.59
Class C
Actual	1,000.00	972.40	2.35	11.68
Hypothetical (b)	1,000.00	1,013.32	2.35	11.89

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (101.2%)
Aerospace (0.5%)
Boeing Co. (The)	2,600	$130
Amusement & Recreation Services (1.4%)
Station Casinos, Inc.	900	46
Walt Disney Co. (a)	13,600	343
Apparel Products (0.5%)
Cintas Corp.	3,600	155
Automotive (0.9%)
Harley-Davidson, Inc.	4,700	271
Beverages (2.6%)
Anheuser-Busch Cos., Inc.	2,400	120
Coca-Cola Co. (The)	7,300	297
PepsiCo, Inc.	6,670	331
Business Services (9.3%)
ChoicePoint, Inc. (b)	3,700	154
Clear Channel Communications, Inc.	8,200	274
eBay, Inc. (a)(b)	6,900	673
Equifax, Inc.	1,700	44
First Data Corp.	6,800	281
Monster Worldwide, Inc. (b)	4,300	121
Moody's Corp.	3,800	296
Omnicom Group, Inc.	4,900	387
Robert Half International, Inc. (a)	6,500	172
WPP Group PLC, ADR (a)	5,400	271
Chemicals & Allied Products (3.3%)
Avon Products, Inc.	4,200	166
Colgate-Palmolive Co.	2,700	120
Ecolab, Inc. (a)	3,600	122
Procter & Gamble Co.	8,600	440
Valspar Corp.	2,000	93
Commercial Banks (7.8%)
Bank of New York Co. (The), Inc.	8,600	279
Citigroup, Inc.	17,759	788
Mellon Financial Corp.	4,000	116
Northern Trust Corp.	8,000	340
State Street Corp.	7,200	324
Wells Fargo & Co.	6,400	382
Communication (1.5%)
Certegy, Inc.	4,800	170
Viacom, Inc.–Class B (a)	7,300	266
Communications Equipment (0.3%)
Nokia OYJ, Sponsored ADR	5,500	85

	Shares	Value
Computer & Data Processing Services (7.8%)
Adobe Systems, Inc. (a)	800	$45
Automatic Data Processing, Inc.	4,200	182
Computer Associates International, Inc. (a)	3,900	108
Electronic Arts, Inc. (b)	500	22
Intuit, Inc. (b)	2,500	113
Microsoft Corp.	38,200	1,069
Oracle Corp. (b)	21,000	266
SAP AG, Sponsored ADR	1,400	60
Yahoo!, Inc. (b)	9,800	355
Computer & Office Equipment (4.6%)
Cisco Systems, Inc. (b)	31,300	601
Dell, Inc. (b)	17,500	614
EMC Corp. (a)(b)	7,700	99
Drug Stores & Proprietary Stores (1.7%)
CVS Corp.	4,200	183
Walgreen Co.	8,300	298
Educational Services (0.6%)
Apollo Group, Inc.–Class A (b)	2,650	175
Electronic & Other Electric Equipment (3.5%)
General Electric Co.	29,150	995
Electronic Components & Accessories (10.9%)
Altera Corp. (a)(b)	14,700	334
Analog Devices, Inc. (a)	7,400	298
Broadcom Corp.–Class A (a)(b)	3,500	95
Intel Corp.	25,100	559
Linear Technology Corp.	11,600	439
Maxim Integrated Products, Inc.	10,800	475
Microchip Technology, Inc.	6,300	191
Molex, Inc.–Class A	3,500	90
Texas Instruments, Inc.	13,700	335
Xilinx, Inc.	9,400	288
Fabricated Metal Products (0.6%)
Gillette Co. (The)	4,000	166
Food & Kindred Products (0.7%)
General Mills, Inc.	2,300	102
WM Wrigley Jr. Co.	1,700	111
Furniture & Home Furnishings Stores (0.9%)
Bed Bath & Beyond, Inc. (a)(b)	3,300	135
Williams-Sonoma, Inc. (b)	3,600	137
Hotels & Other Lodging Places (0.1%)
Marriott International, Inc.–Class A	500	27
Industrial Machinery & Equipment (0.9%)
Applied Materials, Inc. (b)	9,100	147
Illinois Tool Works, Inc.	1,200	111

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (7.1%)
AMBAC Financial Group, Inc.	2,400	$187
American International Group, Inc.	9,763	593
Anthem, Inc. (b)	1,100	88
UnitedHealth Group, Inc.	9,200	666
WellPoint Health Networks (b)	5,000	488
Insurance Agents, Brokers & Service (0.7%)
Marsh & McLennan Cos., Inc.	7,100	196
Lumber & Other Building Materials (2.1%)
Home Depot, Inc.	14,700	604
Management Services (0.6%)
Paychex, Inc.	5,200	171
Manufacturing Industries (0.2%)
International Game Technology	1,600	53
Medical Instruments & Supplies (3.5%)
Baxter International, Inc.	2,800	86
Guidant Corp.	2,400	160
Medtronic, Inc.	11,900	608
Stryker Corp.	3,400	146
Motion Pictures (1.2%)
Time Warner, Inc. (b)	20,000	333
Paper & Allied Products (0.7%)
3M Co.	600	47
Kimberly-Clark Corp.	2,500	149
Personal Credit Institutions (0.6%)
SLM Corp. (a)	4,100	186
Pharmaceuticals (9.5%)
Abbott Laboratories	6,100	260
Amgen, Inc. (b)	5,900	335
AstraZeneca PLC, Sponsored ADR (a)	2,000	82
Eli Lilly & Co.	3,400	187
GlaxoSmithKline PLC, ADR (a)	6,700	284
Hospira, Inc. (b)	610	19
Johnson & Johnson	10,400	607
Medco Health Solutions, Inc. (b)	1,109	38
Merck & Co., Inc.	3,100	97
Pfizer, Inc.	22,585	654
Wyeth	4,100	163
Printing & Publishing (1.3%)
McGraw-Hill Cos. (The), Inc. (a)	4,400	379
Radio & Television Broadcasting (0.9%)
IAC/InterActiveCorp (a)(b)	3,800	82
Univision Communications, Inc.–Class A (b)	5,500	170

	Shares	Value
Restaurants (0.8%)
Starbucks Corp. (b)	4,300	$227
Retail Trade (0.6%)
Amazon.Com, Inc. (a)(b)	1,900	65
Tiffany & Co.	4,100	120
Rubber & Misc. Plastic Products (0.4%)
Nike, Inc.–Class B	1,300	106
Security & Commodity Brokers (2.2%)
American Express Co.	4,400	233
Charles Schwab Corp. (The)	14,600	134
Franklin Resources, Inc.	4,200	255
Telecommunications (0.7%)
Vodafone Group PLC, Sponsored ADR	8,000	206
Transportation & Public Utilities (0.6%)
Expeditors International of Washington, Inc.	2,800	160
U.S. Government Agencies (2.4%)
Fannie Mae	4,400	309
Freddie Mac	5,800	386
Variety Stores (3.7%)
Dollar General Corp.	9,600	185
Family Dollar Stores, Inc.	3,900	115
Wal-Mart Stores, Inc.	14,000	755
Water Transportation (0.2%)
Carnival Corp.	900	45
Wholesale Trade Nondurable Goods (0.8%)
SYSCO Corp.	7,300	236
Total Common Stocks (cost: $21,734)		28,937
	Principal	Value
SECURITY LENDING COLLATERAL (13.1%)
Debt (12.2%)
Bank Notes (2.3%)
Bank of America 1.77%, due 12/03/2004	$183	$183
1.88%, due 12/23/2004	61	61
1.77%, due 01/18/2005	122	122
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	274	274
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	30	30
Commercial Paper (1.3%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	91	91
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	30	30

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	$91	$91
1.75%, due 11/10/2004	122	122
Galaxy Funding 144A 1.88%, due 11/22/2004	30	30
Euro Dollar Terms (5.7%)
Bank of Montreal 1.88%, due 11/24/2004	288	288
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	152 122 122	152 122 122
Calyon 1.70%, due 11/24/2004	16	16
Citigroup 2.06%, due 01/25/2005	304	304
Den Danske Bank 1.82%, due 11/19/2004	152	152
Dexia Group 2.04%, due 01/21/2005	71	71
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	61	61
Royal Bank of Scotland 2.01%, due 01/20/2005	122	122
Toronto Dominion Bank 1.70%, due 11/08/2004	61	61
Wells Fargo 1.87%, due 11/22/2004	152	152

	Principal	Value
Promissory Notes (1.2%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	$128	$128
1.88%, due 01/27/2005	213	213
Repurchase Agreements (1.7%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $487 on 11/01/04 (c)	487	487
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	149,745	$150
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	109,582	109
Total Security Lending Collateral (cost: $3,744)		3,744
Total Investment Securities (cost: $25,478)		$32,681
SUMMARY:
Investments, at value	114.3%	32,681
Liabilities in excess of other assets	(14.3)%	(4,092)
Net assets	100.0%	$28,589

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $3,628.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $498, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.75% and 05/15/2005 - 9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally, to qualified institutional buyers. At October 31, 2004 these securities aggregated $273 or 1.0% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX T. Rowe Price Tax-Efficient Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $25,478) (including securities loaned of $3,628)	$32,681
Receivables:
Shares of beneficial interest sold	4
Interest	1
Dividends	25
Other	2
32,713
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	22
Management and advisory fees	44
Distribution fees	18
Transfer agent fees	19
Due to custodian	219
Payable for collateral for securities on loan	3,744
Other	58
4,124
Net Assets	$28,589
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$27,225
Accumulated net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment securities	(5,838)
Net unrealized appreciation (depreciation) on investment securities	7,203
Net Assets	$28,589
Net Assets by Class:
Class A	$11,281
Class B	13,038
Class C	4,270
Shares Outstanding:
Class A	1,136
Class B	1,347
Class C	441
Net Asset Value Per Share:
Class A	$9.93
Class B	9.68
Class C	9.68
Maximum Offering Price Per Share (a):
Class A	$10.51

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$1
Dividends	360
Income from loaned securities–net	3
Less withholding taxes on foreign dividends	(1)
363
Expenses:
Management and advisory fees	235
Transfer agent fees:
Class A	37
Class B	41
Class C	4
Class C2	8
Class M	5
Printing and shareholder reports	12
Custody fees	13
Administration fees	12
Legal fees	1
Audit and accounting fees	24
Trustees fees	2
Registration fees:
Class A	22
Class B	10
Class C	12
Class C2	3
Class M	3
Other	3
Distribution and service fees:
Class A	44
Class B	144
Class C	16
Class C2	21
Class M	12
Total expenses	684
Less:
Reimbursement of Class expenses:
Class A	(10)
Class C	(11)
Net expenses	663
Net Investment Income (Loss)	(300)
Net Realized and Unrealized Gain (Loss):
Realized Gain (Loss) from investment securities	211
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	303
Net Gain (Loss) on Investments	514
Net Increase (Decrease) in Net Assets Resulting from Operations	$214

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX T. Rowe Price Tax-Efficient Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(300)	$(332)
Net realized gain (loss) from investment securities	211	(3,318)
Net unrealized appreciation (depreciation) on investment securities	303	11,969
	214	8,319
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,616	15,466
Class B	2,611	3,312
Class C	217	457
Class C2	386	775
Class M	146	244
	4,976	20,254
Cost of shares redeemed:
Class A	(3,590)	(28,901)
Class B	(3,729)	(3,349)
Class C	(691)	(16)
Class C2	(653)	(1,024)
Class M	(526)	(983)
	(9,189)	(34,273)
Class level exchanges:
Class C	4,376	–
Class C2	(3,084)	–
Class M	(1,292)	–
	–	–
Automatic conversions:
Class A	49	–
Class B	(49)	–
	–	–
	(4,213)	(14,019)
Net increase (decrease) in net assets	(3,999)	(5,700)
Net Assets:
Beginning of year	32,588	38,288
End of year	$28,589	$32,588
Accumulated Net Investment Income (Loss)	$(1)	$(1)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	159	1,908
Class B	261	381
Class C	22	51
Class C2	39	89
Class M	14	29
	495	2,458
Shares redeemed:
Class A	(353)	(3,225)
Class B	(377)	(403)
Class C	(71)	(2)
Class C2	(66)	(123)
Class M	(52)	(116)
	(919)	(3,869)
Class level exchanges:
Class C	441	–
Class C2	(305)	–
Class M	(135)	–
	1	–
Automatic conversions:
Class A	5	–
Class B	(5)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(189)	(1,317)
Class B	(121)	(22)
Class C	392	49
Class C2	(332)	(34)
Class M	(173)	(87)
	(423)	(1,411)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX T. Rowe Price Tax-Efficient Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$9.85	$(0.06)	$0.14	$0.08	$–	$–	$–	$9.93
	10/31/2003	8.09	(0.05)	1.81	1.76	–	–	–	9.85
	10/31/2002	9.54	(0.02)	(1.43)	(1.45)	–	–	–	8.09
	10/31/2001	10.64	0.05	(1.13)	(1.08)	(0.02)	–	(0.02)	9.54
	10/31/2000	10.20	0.08	0.44	0.52	(0.08)	–	(0.08)	10.64
Class B	10/31/2004	9.66	(0.12)	0.14	0.02	–	–	–	9.68
	10/31/2003	7.99	(0.10)	1.77	1.67	–	–	–	9.66
	10/31/2002	9.49	(0.09)	(1.41)	(1.50)	–	–	–	7.99
	10/31/2001	10.63	(0.02)	(1.12)	(1.14)	–	–	–	9.49
	10/31/2000	10.19	0.02	0.44	0.46	(0.02)	–	(0.02)	10.63
Class C	10/31/2004	9.66	(0.12)	0.14	0.02	–	–	–	9.68
	10/31/2003	7.91	(0.11)	1.86	1.75	–	–	–	9.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	0.83%	$11,281	1.70%	1.78%	(0.56)%	5%
	10/31/2003	21.76	13,057	1.70	1.85	(0.56)	50
	10/31/2002	(15.20)	21,389	1.68	1.95	(0.27)	76
	10/31/2001	(10.14)	8,552	1.55	2.07	0.47	30
	10/31/2000	5.14	5,452	1.55	2.68	0.66	58
Class B	10/31/2004	0.20	13,038	2.31	2.31	(1.18)	5
	10/31/2003	21.05	14,181	2.35	2.50	(1.21)	50
	10/31/2002	(15.84)	11,897	2.33	2.60	(0.92)	76
	10/31/2001	(10.75)	15,500	2.20	2.72	(0.18)	30
	10/31/2000	4.49	7,597	2.20	3.33	0.01	58
Class C	10/31/2004	0.17	4,270	2.35	3.00	(1.21)	5
	10/31/2003	22.12	473	2.35	2.50	(1.21)	50

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX T. Rowe Price Tax-Efficient Growth ("the Fund") commenced operations on March 1, 1999. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX T. Rowe Price Tax-Efficient Growth ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 1999.

On March 1, 2004, the Fund changed its name from IDEX T. Rowe Price Tax-Efficient Growth to TA IDEX T. Rowe Price Tax-Efficient Growth.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $1 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.
During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's
investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation – Conservative Portfolio	$3,944	14%
Total	$3,944	14%

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at October 31, 2004 was $3.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$162
Retained by Underwriter	7
Contingent Deferred Sales Charge	47

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $12 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $95 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $2. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$1,543
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	5,829
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(300)
Undistributed net investment income (loss)	300

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$251	October 31, 2008
219	October 31, 2009
1,972	October 31, 2010
3,180	October 31, 2011

Capital loss carryforwards of $159 were utilized in the year ending October 31, 2004.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(5,622)
Net Unrealized Appreciation (Depreciation)	$6,987

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$25,694
Unrealized Appreciation	$6,987
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$6,987

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Tax Efficient

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Tax Efficient (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX T. Rowe Price Tax-Efficient Growth

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
78.18%	9.39%	12.43%

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Templeton Great Companies Global (formerly TA IDEX Janus Global)

MARKET ENVIRONMENT
Great Companies, L.L.C:

At the close of the year, oil had risen to near all-time high prices in nominal, dollar terms. This surge in prices was due in part to concerns about supply disruptions in Iraq, Russia, and Africa. High oil prices have led to fear of cost pressures throughout the supply chain as manufacturers, saddled with higher input costs, will have difficulty passing on these increased costs to consumers. Because of surges in prices, energy stocks performed exceptionally well in the United States with the energy sector of the Standard and Poor's 500 Composite Stock Index ("S&P 500") increased over 40% during the past twelve months.

Politics also provided an ominous backdrop to equity markets. Market strategists focused on each presidential candidate's impact on America's trade and budget deficits as well as dividend, capital gains, and marginal income tax rates. Because of the bitterness of the campaign and inability of the market to handicap the winner, this year's presidential election had a particularly negative impact on the market over the past several months. Several key political concerns, including issues surrounding healthcare, put pressure on stocks in the pharmaceutical, health maintenance organization, and healthcare service industries resulting in poor performance in the healthcare sector.

Because of the uncertainty of the presidential election, high oil prices, and the insurance scandal uncovered by Elliott Spitzer, attorney general of New York State, U.S. markets trailed the worldwide markets, as measured by the S&P 500 and the Morgan Stanley Capital International World Index ("MSCIW"), which were up 9.41% and 13.76%, respectively, over the past twelve months.

Templeton Investment Counsel, LLC:

The global equity rally that began in March 2003 extended into the early part of this year, propelled by strong liquidity, reasonably solid economic growth and higher corporate earnings. However, by the second half of the period investor focus shifted to the challenges of rising commodity prices, especially oil, Iraqi unrest, and a potential slowdown in the Chinese economy. The prospect of higher interest rates also damaged investor confidence. These factors hindered global equity performance, and consequently most stock markets traded within a relatively narrow range in the first ten months of 2004. However, stock market performance in aggregate was positive over the reporting period.

Against this macroeconomic background, the portfolio benefited from strong stock selection in information technology and utilities sectors, as well as overweight exposure to the cyclical sectors, industrial and materials. Notable contributors to return in these sectors included Nintendo Co., Ltd. in Japan, E.ON AG in Germany, Brambles Industries PLC in the United Kingdom ("UK"), and Satyam Computer Services Limited in India, all of which posted gains of over 20% for the period. From a region and country perspective, the portfolio benefited from our overweight exposure to Europe, with particularly strong stock selection in the UK and France.

We know from experience that countries and sectors that perform well in one period might not do so in the next one. Earlier this year, for example, the Japanese equity market performed strongly, but reversed course in the third quarter of 2004. Second quarter growth in Japan disappointed investors after it fell significantly below the market's expectations. Despite some successful stock picking during the period and our aversion to high-priced stocks, our decision to avoid large Japanese financial companies such as banks because of concerns about transparency and capital adequacy, as well as valuations, hurt our performance relative to the benchmark. In addition, our underweight exposure to consumer-related sectors hurt relative performance. Among the detractors from performance were Nomura Holdings, Inc. in Japan, Rentokil Initial PLC in the UK, and Vestas Wind Systems A/S in Denmark. Based on our analysis, however, we believe these companies still represent a value opportunity, and as patient investors, we continue to hold them in the portfolio.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Templeton Great Companies Global, Class A returned 5.41%. By comparison its benchmark, the MSCIW, returned 13.76%.

STRATEGY REVIEW
Great Companies, LLC:

Great Companies, LLC ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton") assumed responsibility for this portfolio on June 1, 2004 as our former portfolio was merged into TA IDEX Janus Global and the name was changed to TA IDEX Templeton Great Companies Global. At the time we assumed management, the portfolio was significantly over-weighted in foreign equities with less than 40% in domestic, U.S. equities.

Because TA IDEX Templeton Great Companies Global is split similarly to the benchmark, we adjusted the portfolio so that approximately 54% of the holdings were in U.S. stocks managed

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Templeton Great Companies Global (continued)

by Great Companies with the remaining 46% in foreign stocks being managed by Templeton.

In both the foreign and domestic portions of the portfolio, we sold several stocks held by the previous manager and purchased stocks in names that meet our selection criteria in an effort to more closely align the new portfolio with our core strategy.

In making stock selections, we believe that in the long run, economic profits cause stock prices to increase. Economic profits are created when a company has the ability to generate excess returns on its investment over its cost of capital. In commodity-type businesses, generating excess returns over the long run is nearly impossible as competition will enter the business and lower the profitability. Because economic profits drive share prices in the long term, and because commodity businesses do not have the ability to generate long-term economic profits, we avoid these types of businesses.

As noted in our market environment section, during the past twelve months, commodity-based sectors including utilities, energy, and telecommunication services performed quite well. We do not own stocks in these sectors as we believe any out performance in these sectors will be short lived, due to fluctuations in commodity prices. As a result, our portfolio of stocks faced significant headwinds.

Despite these headwinds, several of our stocks that we have held in this strategy for the past year have performed exceptionally well. Looking back to our portfolio holdings that were merged into TA IDEX Janus Global and that are still held in the portfolio, eBay Inc. has been our top performer with an increase in value of 75% since November 1, 2003. Moody's Corporation, General Electric Company, Avon Products, Inc., and First Data Corporation have also performed well during that time period with gains of better than 15%. However, some of our consumer stocks including Colgate-Palmolive Company, Merrill Lynch & Co., Inc., Pfizer Inc., and Amgen Inc. have underperformed with losses of 8% or more.

Templeton Investment Counsel, LLC:

Following our strategy during the twelve months under review, we initiated or added to several positions we believed were solid long-term investment opportunities. Specifically, we added to our holdings in the UK. In June 2004 we began purchasing shares of British Sky Broadcasting Group PLC, the UK's most successful pay television broadcaster. The company announced a major strategy shift in August 2004 entailing higher investment spending and lower short-term profitability with the aim of delivering higher long-term subscriber growth and, ultimately, greater value to its shareholders. Largely as a result, the stock price fell 19% in one day as many investors sold shares. We concluded the decline represented an opportunity to increase the exposure to what we considered a strong franchise at an attractive price. Although this investment had a negative impact on returns in the year under review, we viewed it as illustrative of our investment philosophy–to buy during times of investor pessimism.

Tina Hellmer	James H. Huget

Mark Beveridge	Gerald W. Bollman

Gary Motyl	Matthew C. Stephani

Co-Fund Managers	Co-Fund Managers

Templeton Investment Counsel, LLC	Great Companies, L.L.C.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Templeton Great Companies Global

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	5.41%	(6.00)%	6.98%	10.20%	10/1/92
Class A (POP)	(0.38)%	(7.06)%	6.39%	9.68%	10/1/92
MSCIW[1]	13.76%	(1.73)%	7.20%	8.54%	10/1/92
Class B (NAV)	4.83%	(6.63)%	–	5.87%	10/1/95
Class B (POP)	(0.17)%	(6.80)%	–	5.87%	10/1/95
Class C (NAV)	4.72%	–	–	8.66%	11/11/02
Class C (POP)	3.72%	–	–	8.66%	11/11/02

NOTES

1  The Morgan Stanley Capital InternationalWorld (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Templeton Great Companies Global

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$991.60	3.02%	$15.12
Hypothetical(b)	1,000.00	1,009.95	3.02	15.26
Class B
Actual	1,000.00	989.20	5.39	26.95
Hypothetical(b)	1,000.00	998.04	5.39	27.07
Class C
Actual	1,000.00	988.20	2.22	11.09
Hypothetical(b)	1,000.00	1,013.98	2.22	11.24

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2004

This chart shows the percentage breakdown by region of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Templeton Great Companies Global

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.2%)
Australia (2.0%)
Alumina, Ltd.	326,340	$1,341
AMP, Ltd.	452,311	2,153
BHP Billiton, Ltd.	205,740	2,129
National Australia Bank, Ltd.	100,380	2,121
Brazil (0.5%)
Cia Vale do Rio Doce, Sponsored ADR	9,740	177
Cia Vale do Rio Doce, Sponsored ADR	47,390	1,003
Empresa Brasileira de Aeronautica SA, Sponsored ADR (a)	31,880	846
Canada (1.1%)
Alcan, Inc.	46,790	2,162
BCE, Inc.	94,660	2,198
Cayman Islands (0.9%)
ACE, Ltd.	45,750	1,741
XL Capital, Ltd.–Class A (a)	26,750	1,939
Denmark (1.1%)
ISS A/S	39,490	2,096
Vestas Wind Systems A/S (a)(b)	165,506	2,047
Finland (1.1%)
Stora Enso Oyj–Class R	116,270	1,655
UPM-Kymmene Oyj	131,840	2,599
France (3.3%)
Accor SA	40,900	1,693
AXA	100,830	2,164
Michelin (C.G.D.E.)–Class B	42,100	2,284
Sanofi-Aventis	32,519	2,370
Suez SA, Sponsored ADR (a)	90,170	2,119
Total SA	9,960	2,065
Valeo SA	7,860	289
Germany (3.1%)
BASF AG, Sponsored ADR	41,210	2,589
Bayer AG, Sponsored ADR	58,740	1,666
Deutsche Post AG	140,650	2,741
E.ON AG, Sponsored ADR (a)	34,090	2,780
SAP AG, Sponsored ADR	23,310	994
Volkswagen AG, Sponsored ADR (a)	153,200	1,360
Hong Kong (0.8%)
Cheung Kong Holdings, Ltd.	219,000	1,815
Hutchison Whampoa, Ltd.	161,000	1,236
Israel (0.5%)
Check Point Software Technologies, Ltd. (b)	95,060	2,150

	Shares	Value
Italy (1.1%)
ENI SpA, Sponsored ADR (a)	23,680	$2,710
Riunione Adriatica di Sicurta SpA	78,050	1,644
Japan (4.3%)
Canon, Inc., Sponsored ADR	3,150	156
Denso Corp.	65,400	1,565
East Japan Railway Co.	336	1,763
Hitachi, Ltd.	282,000	1,772
KDDI Corp.	174	836
Nintendo Co., Ltd.	22,500	2,535
Nippon Telegraph & Telephone Corp.	416	1,763
Nomura Holdings, Inc.	92,000	1,127
Sompo Japan Insurance, Inc.	202,000	1,758
Sony Corp., Sponsored ADR	56,200	1,959
Takeda Pharmaceutical Co., Ltd.	33,500	1,616
Mexico (0.5%)
Telefonos de Mexico SA de CV–Class L, Sponsored ADR	56,000	1,917
Netherlands (2.4%)
Akzo Nobel NV, Sponsored ADR (a)	57,580	2,175
IHC Caland NV	2,870	164
ING Groep NV	71,280	1,881
ING Groep NV, Sponsored ADR	20,490	546
Koninklijke Philips Electronics NV	86,340	2,037
Reed Elsevier NV	201,250	2,637
Norway (0.5%)
Telenor ASA	231,070	1,836
Portugal (0.6%)
Portugal Telecom SGPS SA	219,680	2,467
Singapore (0.6%)
DBS Group Holdings, Ltd.	229,600	2,154
DBS Group Holdings, Ltd., Sponsored ADR	10,600	397
South Korea (2.4%)
Kookmin Bank, Sponsored ADR (a)(b)	27,330	919
Korea Electric Power Corp., Sponsored ADR (a)	115,760	1,329
KT Corp., Sponsored ADR	107,955	1,993
Samsung Electronics Co., Ltd., GDR, 144A	18,010	3,530
SK Telecom Co., Ltd., Sponsored ADR (a)	90,260	1,781
Spain (1.5%)
Iberdrola SA	64,080	1,399
Repsol YPF SA	118,440	2,560
Telefonica SA	125,850	2,071

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (3.3%)
Atlas Copco AB–Class A	61,370	$2,533
Electrolux AB–Class B	69,790	1,291
Nordic Baltic Holding, FDR	348,080	3,006
Securitas AB–Class B	183,480	2,503
Svenska Cellulosa AB–Class B	48,750	1,810
Volvo AB–Class B	46,590	1,759
Switzerland (2.7%)
Lonza Group AG	38,600	1,879
Nestle SA, Sponsored ADR	36,230	2,135
Novartis AG, Sponsored ADR	50,040	2,402
Swiss Reinsurance	35,830	2,192
UBS AG	20,350	1,462
UBS AG (Foreign Registered)	5,890	427
Taiwan (0.4%)
Chunghwa Telecom Co., Ltd., Sponsored ADR (a)	87,480	1,649
United Kingdom (10.6%)
Abbey National PLC	210,120	2,434
Alliance Unichem PLC	199,910	2,442
BAE Systems PLC	499,710	2,182
BP PLC, Sponsored ADR	45,540	2,653
Brambles Industries PLC	314,480	1,516
British Airways PLC (b)	202,140	798
British Sky Broadcasting PLC	200,220	1,866
Cadbury Schweppes PLC	255,900	2,123
Compass Group PLC	358,300	1,478
GlaxoSmithKline PLC	112,770	2,371
HSBC Holdings PLC	85,059	1,371
HSBC Holdings PLC, Sponsored ADR (a)	8,420	682
National Grid Transco PLC	260,620	2,262
Pearson PLC	153,110	1,678
Rentokil Initial PLC	571,050	1,622
Rolls-Royce Group PLC (b)	392,150	1,863
Shell Transport & Trading Co. PLC	391,350	3,076
Smiths Group PLC	176,940	2,418
Standard Chartered PLC	125,630	2,242
Unilever PLC	198,320	1,669
Vodafone Group PLC	962,281	2,461
United States (52.9%)
3M Co.	102,900	7,982
Advanced Neuromodulation Systems, Inc. (a)(b)	32,300	1,028
AFLAC, Inc.	130,000	4,664
American Express Co.	133,000	7,058
American International Group, Inc.	86,500	5,251

	Shares	Value
United States (continued)
Amgen, Inc. (b)	95,080	$5,401
Anheuser-Busch Cos., Inc.	104,000	5,195
Avon Products, Inc.	110,000	4,350
Berkshire Hathaway, Inc.–Class B (b)	1,500	4,206
Cephalon, Inc. (a)(b)	51,000	2,431
Cintas Corp.	51,700	2,230
Citigroup, Inc.	130,000	5,768
Colgate-Palmolive Co.	90,000	4,016
Dell, Inc. (b)	143,200	5,021
eBay, Inc. (a)(b)	47,000	4,588
EMC Corp. (a)(b)	448,000	5,766
First Data Corp.	116,700	4,817
General Electric Co.	338,800	11,560
Genzyme Corp. (a)(b)	64,800	3,400
Goldman Sachs Group, Inc.	42,900	4,220
IMS Health, Inc.	267,500	5,666
International Game Technology	168,000	5,551
Maxim Integrated Products, Inc.	93,000	4,091
Medtronic, Inc.	169,000	8,638
Merrill Lynch & Co., Inc.	121,500	6,554
Microsoft Corp.	277,375	7,764
Moody's Corp.	66,400	5,167
Omnicom Group, Inc. (a)	109,500	8,640
PepsiCo, Inc.	143,000	7,090
Pfizer, Inc.	183,200	5,304
Procter & Gamble Co.	129,600	6,633
QUALCOMM, Inc.	154,000	6,439
Symantec Corp. (a)(b)	103,000	5,865
United Technologies Corp.	103,200	9,579
WM Wrigley Jr. Co.	51,000	3,335
Xilinx, Inc.	132,000	4,039
Yahoo!, Inc. (b)	113,820	4,119
Zimmer Holdings, Inc. (b)	51,000	3,957
Total Common Stocks (cost: $376,811)		385,157
	Principal	Value
SECURITY LENDING COLLATERAL (6.2%)
Debt (5.8%)
Bank Notes (1.1%)
Bank of America 1.77%, due 12/03/2004	$1,184	$1,184
1.77%, due 01/18/2005	789	789
1.88%, due 12/23/2004	395	395
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	1,776	1,776
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	197	197

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (0.6%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	$588	$588
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	197	197
Falcon Asset Securitization Corp. 144A 1.75%, due 11/10/2004	789	789
1.78%, due 11/04/2004	589	588
Galaxy Funding 144A 1.88%, due 11/22/2004	197	197
Euro Dollar Terms (2.7%)
Bank of Montreal 1.88%, due 11/24/2004	1,869	1,869
BNP Paribas 1.77%, due 11/10/2004	986	986
1.80%, due 11/23/2004	789	789
1.98%, due 12/27/2004	789	789
Calyon 1.70%, due 11/24/2004	104	104
Citigroup 2.06%, due 01/25/2005	1,973	1,973
Den Danske Bank 1.82%, due 11/19/2004	986	986
Dexia Group 2.04%, due 01/21/2005	458	458
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	395	395
Royal Bank of Scotland 2.01%, due 01/20/2005	789	789

	Principal	Value
Euro Dollar Terms (continued)
Toronto Dominion Bank 1.70%, due 11/08/2004	$395	$395
Wells Fargo 1.87%, due 11/22/2004	986	986
Promissory Notes (0.6%)
Goldman Sachs Group Inc. 1.88%, due 01/27/2005	1,381	1,381
1.90%, due 12/29/2004	829	829
Repurchase Agreements (0.8%) (c)
Merrill Lynch & Co., Inc. 1.92%, Repurchase Agreement dated 10/29/2004 to be repurchased at $3,157 on 11/01/2004	3,157	3,157
	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	970,559	$971
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	710,245	710
Total Security Lending Collateral (cost: $24,267)		24,267
Total Investment Securities (cost: $401,078)		$409,424
SUMMARY:
Investments, at value	104.4%	$409,424
Liabilities in excess of other assets	(4.4)%	(17,120)
Net assets	100.0%	$392,304

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $23,354.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $3,220, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $5,301 or 1.35% of the net assets of the Fund.

ADR  American Depositary Receipt

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

7

TA IDEX Templeton Great Companies Global

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY: (unaudited)
Business Services	8.6%	$33,367
Pharmaceuticals	7.2%	27,737
Computer & Data Processing Services	6.7%	26,558
Insurance	6.0%	23,395
Chemicals & Allied Products	5.9%	23,308
Commercial Banks	5.2%	20,549
Security & Commodity Brokers	4.9%	18,959
Telecommunications	4.8%	18,505
Electronic & Other Electric Equipment	4.6%	18,428
Aerospace	3.7%	14,470
Medical Instruments & Supplies	3.5%	13,623
Computer & Office Equipment	3.3%	12,559
Beverages	3.1%	12,285
Communications Equipment	2.7%	11,021
Paper & Allied Products	2.7%	10,581
Electronic Components & Accessories	2.5%	10,167
Oil & Gas Extraction	2.1%	8,346
Manufacturing Industries	2.0%	8,086
Electric Services	2.0%	7,770
Food & Kindred Products	1.9%	7,593
Life Insurance	1.8%	6,744
Petroleum Refining	1.2%	4,718
Metal Mining	1.2%	4,650
Paper & Paper Products	0.9%	3,465
Automotive	0.8%	3,119
Transportation & Public Utilities	0.7%	2,741
Printing & Publishing	0.7%	2,637
Industrial Machinery & Equipment	0.6%	2,533
Mortgage Bankers & Brokers	0.6%	2,434
Rubber & Misc. Plastic Products	0.6%	2,284
Apparel Products	0.6%	2,230
Primary Metal Industries	0.5%	2,162
Electric, Gas & Sanitary Services	0.5%	2,119
Communication	0.5%	1,866
Motor Vehicles, Parts & Supplies	0.5%	1,854
Speciality – Real Estate	0.5%	1,815
Railroads	0.5%	1,763
Hotels & Other Lodging Places	0.4%	1,693
Radio & Television Broadcasting	0.4%	1,678
Wholesale Trade Nondurable Goods	0.4%	1,669
Restaurants	0.4%	1,478
Holding & Other Investment Offices	0.3%	1,236
Air Transportation	0.2%	798
Water Transportation	0.0%	164
Investments, at value	98.2%	385,157
Short-term investments	6.2%	24,267
Liabilities in excess of other assets	(4.4)%	(17,120)
Net assets	100.0%	$392,304

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	2,300	11/19/2004	$4,014	$195
British Pound Sterling	(2,300)	11/19/2004	(4,121)	(89)
			$(107)	$106

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Templeton Great Companies Global

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $401,078) (including securities loaned of $23,354)	$409,424
Cash	6,784
Foreign cash (cost: $19)	19
Receivables:
Investment securities sold	2,353
Shares of beneficial interest sold	34
Interest	14
Dividends	548
Dividend reclaims receivable	546
Unrealized appreciation on forward foreign currency contracts	195
Other	214
420,131
Liabilities:
Investment securities purchased	1,037
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	879
Management and advisory fees	807
Distribution fees	197
Transfer agent fees	365
Payable for collateral for securities on loan	24,267
Unrealized depreciation on forward foreign currency contracts	89
Other	186
27,827
Net Assets	$392,304
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$777,879
Accumulated net investment income (loss)	(254)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(393,867)
Net unrealized appreciation (depreciation) on: Investment securities	8,330
Translation of assets and liabilites denominated in foreign currencies	216
Net Assets	$392,304
Net Assets by Class:
Class A	$226,517
Class B	117,409
Class C	48,378
Shares Outstanding:
Class A	10,037
Class B	5,531
Class C	2,281
Net Asset Value Per Share:
Class A	$22.57
Class B	21.23
Class C	21.21
Maximum Offering Price Per Share (a):
Class A	$23.88

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$92
Dividends	6,559
Income from loaned securities–net	30
Less withholding taxes on foreign dividends	(518)
6,163
Expenses:
Management and advisory fees	3,609
Transfer agent fees:
Class A	754
Class B	465
Class C	24
Class C2	49
Class M	180
Printing and shareholder reports	208
Custody fees	546
Administration fees	57
Legal fees	13
Audit and accounting fees	8
Trustees fees	24
Registration fees:
Class A	15
Class B	–
Class C	13
Class C2	1
Class M	6
Distribution and service fees:
Class A	719
Class B	1,367
Class C	91
Class C2	100
Class M	348
Total expenses	8,597
Net Investment Income (Loss)	(2,434)
Net Realized Gain (Loss) from:
Investment securities	55,040
Foreign currency transactions	(350)
54,690
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(30,193)
Translation of assets and liabilities denominated in foreign currencies	158
(30,035)
Net Gain (Loss) on Investments and Foreign Currency Transactions	24,655
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,221

The notes to financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Templeton Great Companies Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(2,434)	$(2,778)
Net realized gain (loss) from investment securities and foreign currency transactions	54,690	(57,479)
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(30,035)	106,452
	22,221	46,195
Capital Share Transactions:
Proceeds from shares sold:
Class A	9,922	75,695
Class B	3,635	5,156
Class C	505	3,270
Class C2	833	776
Class M	771	1,937
	15,666	86,834
Proceeds from fund acquisition:
Class A	85,329	–
Class B	4,841	–
Class C	436	–
Class C2	1,244	–
Class M	838	–
	92,688	–
Cost of shares redeemed:
Class A	(70,094)	(134,273)
Class B	(50,478)	(61,709)
Class C	(2,995)	(3,225)
Class C2	(6,874)	(11,577)
Class M	(20,371)	(33,901)
	(150,812)	(244,685)
Class level exchanges:
Class C	49,193	–
Class C2	(14,403)	–
Class M	(34,790)	–
	–	–
Automatic conversions:
Class A	1,159	–
Class B	(1,159)	–
	–	–
	(42,458)	(157,851)
Net increase (decrease) in net assets	(20,237)	(111,656)
Net Assets:
Beginning of year	412,541	524,197
End of year	$392,304	$412,541
Accumulated Net Investment Income (Loss)	$(254)	$(100)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	438	3,964
Class B	169	285
Class C	24	176
Class C2	38	43
Class M	36	107
	705	4,575
Shares issued on fund acquisition:
Class A	3,817	–
Class B	230	–
Class C	21	–
Class C2	59	–
Class M	39	–
	4,166	–
Shares redeemed:
Class A	(3,098)	(6,977)
Class B	(2,370)	(3,380)
Class C	(144)	(168)
Class C2	(321)	(636)
Class M	(950)	(1,842)
	(6,883)	(13,003)
Class level exchanges:
Class C	2,372	–
Class C2	(689)	–
Class M	(1,675)	–
	8	–
Automatic conversions:
Class A	51	–
Class B	(54)	–
	(3)	–
Net increase (decrease) in shares outstanding:
Class A	1,208	(3,013)
Class B	(2,025)	(3,095)
Class C	2,273	8
Class C2	(913)	(593)
Class M	(2,550)	(1,735)
	(2,007)	(8,428)

The notes to financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Templeton Great Companies Global

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$21.41	$(0.07)	$1.23	$1.16	$–	$–	$–	$22.57
	10/31/2003	19.06	(0.05)	2.40	2.35	–	–	–	21.41
	10/31/2002	23.67	(0.08)	(4.53)	(4.61)	–	–	–	19.06
	10/31/2001	40.20	(0.07)	(13.99)	(14.06)	–	(2.47)	(2.47)	23.67
	10/31/2000	33.80	–	7.53	7.53	–	(1.13)	(1.13)	40.20
Class B	10/31/2004	20.25	(0.20)	1.18	0.98	–	–	–	21.23
	10/31/2003	18.14	(0.17)	2.28	2.11	–	–	–	20.25
	10/31/2002	22.71	(0.22)	(4.35)	(4.57)	–	–	–	18.14
	10/31/2001	38.97	(0.27)	(13.52)	(13.79)	–	(2.47)	(2.47)	22.71
	10/31/2000	32.98	(0.41)	7.53	7.12	–	(1.13)	(1.13)	38.97
Class C	10/31/2004	20.25	(0.15)	1.11	0.96	–	–	–	21.21
	10/31/2003	18.00	(0.17)	2.42	2.25	–	–	–	20.25

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	5.41%	$226,517	1.85%	1.85%	(0.31)%	140%
	10/31/2003	12.33	189,046	2.07	2.07	(0.26)	103
	10/31/2002	(19.46)	225,722	1.88	1.88	(0.34)	72
	10/31/2001	(37.08)	374,626	1.63	1.63	(0.24)	79
	10/31/2000	22.26	749,671	1.64	1.64	(0.56)	53
Class B	10/31/2004	4.83	117,409	2.49	2.49	(0.93)	140
	10/31/2003	11.57	153,046	2.72	2.72	(0.91)	103
	10/31/2002	(20.09)	193,259	2.53	2.53	(0.99)	72
	10/31/2001	(37.58)	320,693	2.28	2.28	(0.89)	79
	10/31/2000	21.62	614,789	2.29	2.29	(1.21)	53
Class C	10/31/2004	4.74	48,378	2.18	2.18	(0.72)	140
	10/31/2003	12.50	163	2.72	2.72	(0.92)	103

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Templeton Great Companies Global ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on October 1, 1992.

On March 1, 2004, the Fund changed its name from IDEX Janus Global to TA IDEX Janus Global.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX Templeton Great Companies Global pursuant to a plan of reorganization. TA IDEX Janus Global is the accounting survivor. At the same time, the Fund changed sub-advisers from Janus Capital Management, LLC to Templeton Investment Counsel, LLC and Great Companies, LLC and was renamed from TA IDEX Janus Global to TA IDEX Templeton Great Companies Global.

The acquisition was accomplished by a tax free exchange of 4,196 shares of the Fund for 12,556 shares of TA IDEX Templeton Great Companies Global outstanding on May 27, 2004. TA IDEX Great Companies Global's net assets at that date, $92,688, including $3,609 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Janus Global immediately before the acquisition was $341,594. The combined net assets of the Fund immediately after the acquisition was $434,282. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	3,817	$85,329
Class B	230	4,841
Class C	21	436
Class C2	59	1,244
Class M	39	838
		$92,688

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission Recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $213 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $13 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2004, are listed in the Schedule of Investments.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $16. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation – Conservatiave Portfolio	$5,617	1%
TA IDEX Asset Allocation – Growth Portfolio	29,996	7%
TA IDEX Asset Allocation – Moderate Growth Portfolio	39,820	10%
TA IDEX Asset Allocation – Moderate Portfolio	5,388	1%
Total	$80,821	19%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2003 to May 28, 2004:

1.00% of the first $750 million of ANA
0.90% of the next $250 million of ANA
0.85% of ANA over $1 billion

From May 29, 2004 on:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From May 29, 2004 on:

1.20% Expense Limit

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Prior to May 28, 2004, Janus Capital Management, LLC ("Janus") acted as the sub-adviser. Janus had agreed to a pricing discount based on the aggregate assets that they managed in the AEGON/Transamerica Series Fund, Inc. and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the period from November 1, 2003 to May 27, 2004 was $8.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$442
Retained by Underwriter	22
Contingent Deferred Sales Charge	267

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $57 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $1,468 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $82. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$535,454
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	658,752
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses foreign currency transactions, passive foreign investment companies and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(72)
Undistributed net investment income (loss)	2,280
Accumulated net realized gain (loss) from investment securities	(2,208)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$130,090	October 31, 2009
205,203	October 31, 2010
57,944	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $47,555.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(393,238)
Net Unrealized Appreciation (Depreciation)	$7,769	*

*Amount includes unrealized gain/loss from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$401,752
Unrealized Appreciation	$22,481
Unrealized (Depreciation)	(14,809)
Net Unrealized Appreciation (Depreciation)	$7,672

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Templeton Great Companies Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Templeton Great Companies Global (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX Templeton Great Companies Global

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of shareholders held on May 21, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Templeton Great Companies Global (the "Acquired Fund") by TA IDEX Janus Global (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
98.95%	0.49%	0.56%

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
76.49%	9.98%	13.53%

Transamerica IDEX Mutual Funds

Annual Report 2004

18

TA IDEX Transamerica Balanced

MARKET ENVIRONMENT

The U.S. stock and bond markets delivered attractive returns in the twelve months ended October 31, 2004.

Equities, as represented by the Standard and Poor's 500 Composite Stock Index ("S&P 500"), gained 9.41%, largely on the strength of returns for energy, industrial and basic materials stocks. The gains in these sectors can be attributed to rising energy prices and rising demand for basic materials and industrial goods as global economies build their infrastructures.

In the U.S. fixed-income markets, the yield curve flattened dramatically over these twelve months. As recent data releases increasingly suggested that economic growth in the U.S. is sustainable and yields on short-term securities rose in anticipation of interest-rate hikes by the Federal Reserve Board. Meanwhile, evidence that inflation remained in check led to lower yields on long-term bonds. The Lehman Brothers U.S. Government/Credit Index ("LBGC") generated a 12-month total return of 5.57%.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Balanced, Class A returned 7.03%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC, returned 9.41% and 5.57%, respectively.

STRATEGY REVIEW

Upon assuming management responsibilities for the portfolio on June 1, 2004, we repositioned it to reflect our constructive view on the economy. We increased the equity allocation from under 50% to over 70% of assets and divested/replaced stocks that, in our view, did not have the potential to benefit from one of several secular themes. Within the bond portfolio, we emphasized corporate securities, both investment grade and high yield.

The equity portfolio was positioned to take advantage of two current trends: the growth in spending for global infrastructure, which is fueling demand for industrial goods, basic materials, and energy; and the conversion of entertainment and communications from analog to digital formats. Reflecting our focus, the strongest contributors to performance, from June 1st to October 31st, included QUALCOMM, Incorporated ("QUALCOMM"), PACCAR, Inc. ("PACCAR"), General Electric Company ("GE"), and Anadarko Petroleum Corporation ("Anadarko"). QUALCOMM is a leading chip supplier for Code Division Multiple Access ("CDMA")-based telecommunications devices (e.g., SANYO Electric Co., Ltd. cell phones) and repeatedly exceeded earnings estimates in the past year. PACCAR manufactures semi-tractors. GE is a world leader in electric generation and transportation, and Anadarko is an independent oil exploration and production company.

Partially offsetting the gains in these and other stocks were several holdings, such as International Business Machines Corporation and Motorola, Inc., that did not fit our investment theses and were divested soon after we assumed portfolio management responsibilities. We also saw weakness in Zimmer Holdings Inc., a manufacturer of titanium replacement joints whose stock suffered on concerns regarding healthcare reimbursements; and Allergan, Inc., a pharmaceuticals company where two well-publicized failures of minor drugs negatively impacted the stock price. We like each company's long-term prospects and maintained our positions.

On the fixed-income side, we established an above-index allocation to investment-grade and high-yield corporate bonds, with an emphasis on industrial companies. This benefited the portfolio, since both sectors outpaced Treasuries between June 1st and October 31st.

Gary U. Rolle, CFA

Heidi Y. Hu, CFA

Jeffrey S. Van Harte, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Balanced

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	7.03%	1.51%	11.00%	12/2/94
Class A (POP)	1.15%	0.36%	10.37%	12/2/94
S&P 500[1]	9.41%	(2.21)%	11.52%	12/2/94
LBGC[1]	5.57%	7.87%	7.95%	12/2/94
Class B (NAV)	6.44%	0.85%	9.63%	10/1/95
Class B (POP)	1.44%	0.66%	9.63%	10/1/95
Class C (NAV)	6.33%	–	7.18%	11/11/02
Class C (POP)	5.33%	–	7.18%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Balanced

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,040.10	1.61%	$8.26
Hypothetical (b)	1,000.00	1,017.04	1.61	8.16
Class B
Actual	1,000.00	1,037.60	2.09	10.70
Hypothetical (b)	1,000.00	1,014.63	2.09	10.58
Class C
Actual	1,000.00	1,036.50	2.25	10.52
Hypothetical (b)	1,000.00	1,013.83	2.25	11.39

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Sector
At October 31, 2004

This chart shows the percentage breakdown by bond sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (6.5%)
U.S. Treasury Bond 6.25%, due 08/15/2023	$2,066	$2,441
6.00%, due 02/15/2026	311	359
5.38%, due 02/15/2031 (a)	5,190	5,637
U.S. Treasury Note 3.38%, due 10/15/2009 (a)	1,250	1,255
4.75%, due 05/15/2014 (a)	7,115	7,523
4.25%, due 08/15/2014 (a)	2,000	2,035
Total U.S. Government Obligations (cost: $18,346)		19,250
U.S GOVERNMENT AGENCY OBLIGATIONS (1.6%)
FNMA 6.00%, due 08/01/2034	2,528	2,625
6.00%, due 09/01/2034	2,095	2,176
Total U.S Government Agency Obligations (cost: $4,789)		4,801
CORPORATE DEBT SECURITIES (18.8%)
Amusement & Recreation Services (0.8%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	1,750	1,826
Mandalay Resort Group 6.50%, due 07/31/2009	585	616
Automotive (0.6%)
Honeywell International, Inc. 5.13%, due 11/01/2006	910	947
6.13%, due 11/01/2011	660	730
Beverages (0.9%)
Coca-Cola Enterprises, Inc. 5.38%, due 08/15/2006	950	991
Diageo Capital PLC 3.50%, due 11/19/2007	1,750	1,759
Business Services (0.4%)
Clear Channel Communications, Inc. 6.00%, due 11/01/2006	555	582
4.63%, due 01/15/2008	545	556
Chemicals & Allied Products (0.2%)
Lubrizol Corp. 5.50%, due 10/01/2014	500	504
Commercial Banks (0.5%)
US Bank NA 3.75%, due 02/06/2009	1,400	1,401
Communication (0.7%)
Echostar DBS Corp. 5.75%, due 10/01/2008	255	261

	Principal	Value
Communication (continued)
SBC Communications, Inc. 5.75%, due 05/02/2006	$1,900	$1,983
Communications Equipment (0.6%)
Motorola, Inc. 4.61%, due 11/16/2007	1,750	1,802
Computer & Data Processing Services (0.5%)
Time Warner, Inc. 5.63%, due 05/01/2005	1,420	1,441
Computer & Office Equipment (0.3%)
Hewlett-Packard Co. 3.63%, due 03/15/2008	765	770
Electric Services (0.3%)
Duke Capital LLC 5.67%, due 08/15/2014	1,000	1,035
Electric, Gas & Sanitary Services (0.0%)
CMS Energy Corp. 7.63%, due 11/15/2004	35	35
Food & Kindred Products (0.3%)
Dean Foods Co. 6.75%, due 06/15/2005	230	234
Smithfield Foods, Inc., 144A 7.00%, due 08/01/2011	500	535
Furniture & Fixtures (0.5%)
Lear Corp. 7.96%, due 05/15/2005	1,550	1,591
Hotels & Other Lodging Places (0.1%)
John Q. Hammons Hotels, Inc., Series B 8.88%, due 05/15/2012	315	362
Insurance (0.8%)
Allstate Corp. (The) 7.88%, due 05/01/2005	1,900	1,950
UnitedHealth Group, Inc. 5.20%, due 01/17/2007	320	333
Insurance Agents, Brokers & Service (0.6%)
Metlife, Inc. 3.91%, due 05/15/2005	1,900	1,915
Life Insurance (0.3%)
AIG SunAmerica Global Financing IX 144A 5.10%, due 01/17/2007	985	1,026
Lumber & Wood Products (0.6%)
Weyerhaeuser Co. 7.38%, due 03/15/2032	1,500	1,750

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Mortgage Bankers & Brokers (0.6%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	$1,800	$1,875
Mortgage-Backed (0.3%)
Countrywide Home Loans, Inc., Series L 2.88%, due 02/15/2007	865	856
Motion Pictures (1.2%)
News America Holdings, Inc. 7.75%, due 12/01/2045	1,685	2,042
Time Warner, Inc. 9.13%, due 01/15/2013	1,120	1,435
Oil & Gas Extraction (1.3%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	500	543
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	870	1,007
Kerr-McGee Corp. 6.95%, due 07/01/2024	2,000	2,203
Paper & Allied Products (0.3%)
Domtar Inc. 7.88%, due 10/15/2011	773	894
Personal Credit Institutions (1.7%)
Capital One Bank 5.00%, due 06/15/2009	1,750	1,818
General Electric Capital Corp. 2.85%, due 01/30/2006 940 943 5.35%, due 03/30/2006	1,570	1,628
General Motors Acceptance Corp. 4.38%, due 12/10/2007	575	575
Petroleum Refining (0.7%)
Amerada Hess Corp. 7.13%, due 03/15/2033	1,450	1,605
Enterprise Products Operating, LP 144A 5.60%, due 10/15/2014	500	510
Pharmaceuticals (0.7%)
Bristol-Myers Squibb Co. 4.75%, due 10/01/2006	1,900	1,963
Primary Metal Industries (0.6%)
Alcoa, Inc. 4.25%, due 08/15/2007	1,825	1,877
Printing & Publishing (0.5%)
Viacom, Inc. 7.75%, due 06/01/2005	1,520	1,568
Security & Commodity Brokers (0.8%)
E*Trade Financial Corp. 144A 8.00%, due 06/15/2011 (a)	500	528

	Principal	Value
Security & Commodity Brokers (continued)
Merrill Lynch & Co., Inc., Series B 6.13%, due 05/16/2006	$1,900	$2,000
Telecommunications (0.9%)
Telefonica Europe BV 7.35%, due 09/15/2005	1,750	1,822
Verizon Global Funding Corp. 4.00%, due 01/15/2008	955	972
Variety Stores (0.2%)
Target Corp. 5.50%, due 04/01/2007	435	459
Total Corporate Debt Securities (cost: $54,538)		56,058
CONVERTIBLE BONDS (0.6%)
Telecommunications (0.6%)
Sprint Capital Corp. 4.78%, due 08/17/2006	1,780	1,830
Total Convertible Bonds (cost: $1,813)		1,830
	Shares	Value
PREFERRED STOCKS (0.1%)
Automotive (0.1%)
Porsche AG Preferred	409	$260
Total Preferred Stocks (cost: $171)		260
COMMON STOCKS (72.1%)
Automotive (4.3%)
Harley-Davidson, Inc.	100,000	5,757
PACCAR, Inc.	100,000	6,931
Chemicals & Allied Products (2.5%)
Ecolab, Inc. (a)	60,000	2,031
Procter & Gamble Co.	104,320	5,339
Commercial Banks (2.7%)
JPMorgan Chase & Co.	209,435	8,084
Communication (1.4%)
XM Satellite Radio Holdings, Inc.–Class A (a)(c)	125,000	4,040
Communications Equipment (2.8%)
QUALCOMM, Inc.	200,000	8,362
Computer & Data Processing Services (3.2%)
Microsoft Corp.	153,465	4,295
Yahoo!, Inc. (c)	146,100	5,287
Computer & Office Equipment (1.8%)
Diebold, Inc.	100,000	4,785
Sandisk Corp. (a)(c)	30,000	626
Electronic & Other Electric Equipment (4.7%)
General Electric Co.	270,045	9,214
Samsung Electronics Co., Ltd., GDR 144A (a)	23,815	4,668

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Electronic Components & Accessories (0.5%)
Intel Corp.	60,915	$1,356
Engineering & Management Services (1.8%)
Jacobs Engineering Group, Inc. (c)	130,000	5,295
Fabricated Metal Products (1.4%)
Gillette Co. (The)	100,000	4,148
Hotels & Other Lodging Places (5.2%)
Four Seasons Hotels, Inc. (a)	3,945	267
Marriott International, Inc.–Class A	280,060	15,260
Industrial Machinery & Equipment (9.6%)
American Standard Cos., Inc. (c)	114,600	4,191
Caterpillar, Inc. (a)	100,000	8,054
Donaldson Co., Inc.	120,000	3,564
Graco, Inc.	100,000	3,440
Illinois Tool Works, Inc.	50,000	4,614
Kennametal, Inc.	100,000	4,653
Insurance (3.4%)
Berkshire Hathaway, Inc.–Class B (c)	1,900	5,328
WellPoint Health Networks (c)	50,000	4,883
Lumber & Other Building Materials (0.9%)
Lowe's Cos., Inc.	50,000	2,814
Medical Instruments & Supplies (1.3%)
Zimmer Holdings, Inc. (c)	50,000	3,879
Motor Vehicles, Parts & Supplies (1.2%)
BorgWarner, Inc.	80,000	3,710
Oil & Gas Extraction (3.1%)
Anadarko Petroleum Corp.	70,000	4,722
Apache Corp.	90,000	4,563
Paper & Allied Products (1.8%)
3M Co.	67,620	5,245
Pharmaceuticals (6.1%)
Allergan, Inc.	60,000	4,294
Amgen, Inc. (c)	70,495	4,004
Genentech, Inc. (c)	50,000	2,277
Roche Holding AG	75,698	7,712
Primary Metal Industries (1.5%)
Hubbell, Inc.–Class B	100,000	4,572
Printing & Publishing (3.6%)
McGraw-Hill Cos. (The), Inc. (a)	125,000	10,781
Stone, Clay & Glass Products (0.5%)
Gentex Corp. (a)	50,000	1,651

	Shares	Value
Transportation & Public Utilities (1.0%)
Expeditors International of Washington, Inc.	50,000	$2,855
Trucking & Warehousing (2.7%)
United Parcel Service, Inc.–Class B	100,000	7,918
Wholesale Trade Durable Goods (3.1%)
W.W. Grainger, Inc.	160,000	9,374
Total Common Stocks (cost: $197,276)		214,843
	Principal	Value
SECURITY LENDING COLLATERAL (10.0%)
Debt (9.3%)
Bank Notes (1.8%)
Bank of America 1.77%, due 12/03/2004	$1,448	$1,448
1.88%, due 12/23/2004 482 482 1.77%, due 01/18/2005	966	966
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	2,173	2,173
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	241	241
Commercial Paper (1.0%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	719	719
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	241	241
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 720 720 1.75%, due 11/10/2004	966	966
Galaxy Funding 144A 1.88%, due 11/22/2004	241	241
Euro Dollar Terms (4.3%)
Bank of Montreal 1.88%, due 11/24/2004	2,287	2,287
BNP Paribas 1.77%, due 11/10/2004 1,207 1,207 1.80%, due 11/23/2004 966 966 1.98%, due 12/27/2004	966	966
Calyon 1.70%, due 11/24/2004	127	127
Citigroup 2.06%, due 01/25/2005	2,414	2,414
Den Danske Bank 1.82%, due 11/19/2004	1,207	1,207
Dexia Group 2.04%, due 01/21/2005	560	560

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	$483	$483
Royal Bank of Scotland 2.01%, due 01/20/2005	966	966
Toronto Dominion Bank 1.70%, due 11/08/2004	483	483
Wells Fargo 1.87%, due 11/22/2004	1,207	1,207
Promissory Notes (0.9%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1,014 1,014 1.88%, due 01/27/2005	1,690	1,690
Repurchase Agreements (1.3%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $3,862 on 11/01/04 (d)	3,863	3,863
	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	1,187,628	$1,188
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	869,094	869
Total Security Lending Collateral (cost: $29,694)		29,694
Total Investment Securities (cost: $306,627)		$326,736

		Value
SUMMARY:
Investments, at value	109.7%	$326,736
Liabilities in excess of other assets	(9.7)%	(29,119)
Net assets	100.0%	$297,617
FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
British Pound Sterling	1,550	11/19/2004	$2,726	$112
British Pound Sterling	(1,550)	11/19/2004	(2,762)	(76)
			$(36)	$36

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $28,927.

(b)  Floating or variable rate note. Rate is listed as of October 31, 2004.

(c)  No dividends were paid during the preceding twelve months.

(d)  Cash collateral for the Repurchase Agreements, valued at $3,940, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $9,435 or 3.2% of the net assets of the Fund.

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $306,627) (including securities loaned of $28,927)	$326,736
Cash	687
Receivables:
Investment securities sold	914
Shares of beneficial interest sold	58
Interest	1,243
Dividends	183
Dividend reclaims receivable	25
Unrealized appreciation on forward currency contracts	112
Other	31
329,989
Liabilities:
Investment securities purchased	897
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	856
Management and advisory fees	213
Distribution fees	214
Transfer agent fees	308
Payable for collateral for securities on loan	29,694
Unrealized depreciation on forward foreign currency contracts	76
Other	114
32,372
Net Assets	$297,617
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$321,666
Undistributed net investment income (loss)	131
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(44,320)
Net unrealized appreciation (depreciation) on:
Investment securities	20,102
Translation of assets and liabilites denominated in foreign currencies	38
Net Assets	$297,617
Net Assets by Class:
Class A	$72,997
Class B	170,630
Class C	53,990
Shares Outstanding:
Class A	3,938
Class B	9,239
Class C	2,926
Net Asset Value Per Share:
Class A	$18.53
Class B	18.47
Class C	18.45
Maximum Offering Price Per Share (a):
Class A	$19.61

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$5,509
Dividends	2,441
Income from loaned securities–net	58
Less withholding taxes on foreign dividends	(59)
7,949
Expenses:
Management and advisory fees	2,989
Transfer agent fees:
Class A	264
Class B	447
Class C	50
Class C2	48
Class M	91
Printing and shareholder reports	111
Custody fees	68
Administration fees	47
Legal fees	11
Audit and accounting fees	8
Trustees fees	21
Registration fees:
Class A	10
Class B	8
Class C	13
Class C2	2
Class M	6
Other	16
Distribution and service fees:
Class A	287
Class B	1,817
Class C	156
Class C2	157
Class M	270
Total expenses	6,897
Net Investment Income (Loss)	1,052
Net Realized Gain (Loss) from:
Investment securities	33,725
Foreign currency transactions	(551)
33,174
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	(13,282)
Translation of assets and liabilities denominated in foreign currencies	168
(13,114)
Net Gain (Loss) on Investments and Foreign Currency Transactions	20,060
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,112

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,052	$2,527
Net realized gain (loss) from investment securities and foreign currency transactions	33,174	(8,939)
Net unrealized appreciation (depreciation) on investment securities and foreign currency translations	(13,114)	35,326
	21,112	28,914
Distributions to Shareholders:
From net investment income:
Class A	(579)	(1,174)
Class B	(399)	(1,199)
Class C	(10)	(12)
Class C2	(53)	(199)
Class M	(98)	(304)
	(1,139)	(2,888)
Capital Share Transactions:
Proceeds from shares sold:
Class A	9,645	15,212
Class B	7,041	28,872
Class C	1,114	4,995
Class C2	769	4,135
Class M	480	2,623
	19,049	55,837
Proceeds from fund acquisitions
Class A	6,534	–
Class B	17,187	–
Class C	879	–
Class C2	2,271	–
Class M	1,338	–
	28,209	–
Dividends and distributions reinvested:
Class A	558	1,117
Class B	368	1,103
Class C	9	12
Class C2	47	179
Class M	90	280
	1,072	2,691
Cost of shares redeemed:
Class A	(38,320)	(34,649)
Class B	(64,412)	(58,425)
Class C	(6,563)	(904)
Class C2	(9,893)	(16,577)
Class M	(13,324)	(17,165)
	(132,512)	(127,720)
Class level exchanges:
Class C	52,877	–
Class C2	(23,753)	–
Class M	(29,124)	–
	–	–
Automatic conversions:
Class A	134	–
Class B	(134)	–
	–	–
	(84,182)	(69,192)

	October 31, 2004		October 31, 2003
Net increase (decrease) in net assets	(64,209)		(43,166)
Net Assets:
Beginning of year	361,826		404,992
End of year	$297,617		$361,826
Undistributed Net Investment Income (Loss)		$131	$248
Share Activity:
Shares issued:
Class A	540		930
Class B	393		1,754
Class C	62		303
Class C2	43		253
Class M	27		160
	1,065		3,400
Shares issued on fund acquisitions:
Class A	362		–
Class B	956		–
Class C	49		–
Class C2	126		–
Class M	74		–
	1,567		–
Shares issued–reinvested from distributions:
Class A	31		68
Class B	21		68
Class C	1		1
Class C2	3		11
Class M	5		17
	61		165
Shares redeemed:
Class A	(2,128)		(2,091)
Class B	(3,597)		(3,545)
Class C	(365)		(54)
Class C2	(553)		(1,006)
Class M	(745)		(1,038)
	(7,388)		(7,734)
Class level exchanges:
Class C	2,929		–
Class C2	(1,321)		–
Class M	(1,608)		–
	–		–
Automatic conversions:
Class A	7		–
Class B	(7)		–
	–		–
Net increase (decrease) in shares outstanding:
Class A	(1,188)		(1,093)
Class B	(2,23	4)	(1,723)
Class C	2,676		250
Class C2	(1,702)		(742)
Class M	(2,247)		(861)
	(4,69	5)	(4,169)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Balanced

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$17.43	$0.14	$1.08	$1.22	$(0.12)	$–	$(0.12)	$18.53
	10/31/2003	16.23	0.19	1.21	1.40	(0.20)	–	(0.20)	17.43
	10/31/2002	17.31	0.29	(1.09)	(0.80)	(0.28)	–	(0.28)	16.23
	10/31/2001	19.75	0.37	(2.18)	(1.81)	(0.35)	(0.28)	(0.63)	17.31
	10/31/2000	18.96	0.25	1.03	1.28	(0.24)	(0.25)	(0.49)	19.75
Class B	10/31/2004	17.39	0.04	1.08	1.12	(0.04)	–	(0.04)	18.47
	10/31/2003	16.22	0.08	1.18	1.26	(0.09)	–	(0.09)	17.39
	10/31/2002	17.30	0.18	(1.09)	(0.91)	(0.17)	–	(0.17)	16.22
	10/31/2001	19.73	0.25	(2.17)	(1.92)	(0.23)	(0.28)	(0.51)	17.30
	10/31/2000	18.95	0.21	1.03	1.24	(0.21)	(0.25)	(0.46)	19.73
Class C	10/31/2004	17.39	(0.01)	1.11	1.10	(0.04)	–	(0.04)	18.45
	10/31/2003	16.22	0.08	1.18	1.26	(0.09)	–	(0.09)	17.39

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	7.03%	$72,997	1.70%	1.70%	0.76%	107%
	10/31/2003	8.71	89,335	1.73	1.73	1.13	69
	10/31/2002	(4.72)	100,923	1.68	1.70	1.70	87
	10/31/2001	(9.35)	126,369	1.64	1.66	1.96	114
	10/31/2000	7.23	133,445	1.67	1.69	1.73	71
Class B	10/31/2004	6.44	170,630	2.26	2.26	0.19	107
	10/31/2003	7.84	199,472	2.37	2.37	0.48	69
	10/31/2002	(5.31)	214,019	2.33	2.35	1.05	87
	10/31/2001	(9.93)	243,387	2.29	2.31	1.31	114
	10/31/2000	6.58	229,160	2.32	2.34	1.08	71
Class C	10/31/2004	6.33	53,990	2.28	2.28	(0.08)	107
	10/31/2003	7.84	4,354	2.38	2.39	0.48	69

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Balanced ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on December 2, 1994.

On March 1, 2004, the Fund changed its name from IDEX Janus Balanced to TA IDEX Janus Balanced.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX Janus Growth & Income pursuant to a plan of reorganization. TA IDEX Transamerica Balanced is the accounting survivor. At the same time, the Fund changed sub-advisers from Janus Capital Management, LLC to Transamerica Investment Management, LLC and was renamed from TA IDEX Janus Balanced to TA IDEX Transamerica Balanced.

The acquisition was accomplished by a tax free exchange of 1,567 shares of the Fund for 3,232 shares of TA IDEX Janus Growth & Income outstanding on May 27, 2004. TA IDEX Janus Growth & Income's net assets at that date, $28,209, including $4,682 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Balanced immediately before the acquisition was $302,562, the combined net assets of the Fund immediately after the acquisition was $330,771. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	362	$6,534
Class B	956	17,187
Class C	49	879
Class C2	126	2,271
Class M	74	1,338
		$28,209

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $64 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $25 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require govermental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2004, are listed in the Schedule of Investments.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $9. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2003 to May 28, 2004:

1.00% of the first $250 million of ANA
0.90% of the next $500 million of ANA
0.80% of the next $750 million of ANA
0.70% of ANA over $1.5 billion

From May 29, 2004:

0.85% of the first $250 million of ANA
0.80% of the next $250 million of ANA
0.75% of the next $1 billion of ANA
0.65% of ANA over $1.5 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.50% Expense Limit

There were no amounts recaptured during the fiscal year ended October 31, 2004. There are no amounts subject to recapture at October 31, 2004.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Prior to May 28, 2004, Janus Capital Management, LLC ("Janus") acted as the sub-adviser. Janus had agreed to a pricing discount based on the aggregate assets that they managed in the AEGON/Transamerica Series Fund, Inc. and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the period from November 1, 2003 to May 27, 2004 was $7.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$619
Retained by Underwriter	24
Contingent Deferred Sales Charge	56

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $47 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The Fund paid ATIS $862 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $32. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$278,120
U.S. Government	61,412
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	348,920
U.S. Government	89,942

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$4,291
Undistributed net investment income (loss)	(30)
Accumulated net realized gain (loss) from investment securities and foreign currency translations	(4,261)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$2,279	October 31, 2009
32,287	October 31, 2010
9,071	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $32,859.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the period listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$2,888
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$1,139
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$153
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(43,637)
Net Unrealized Appreciation (Depreciation)	$19,458	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$307,274
Unrealized Appreciation	$23,912
Unrealized (Depreciation)	(4,450)
Net Unrealized Appreciation (Depreciation)	$19,462

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Balanced (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX Transamerica Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2004, the Fund designates $1,141 of qualified dividend income.

For corporate shareholders, 86% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may difffer from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on May 21, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Janus Growth & Income (the "Acquired Fund") by TA IDEX Janus Balanced (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
84.18%	3.30%	12.52%

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
82.49%	4.93%	12.58%

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX Transamerica Conservative High-Yield Bond

MARKET ENVIRONMENT

The economy continued its growth path during the past fiscal year-end October 31, 2004, but at a slightly lower pace than the beginning of the year. Strong personal consumption expenditures along with continued growth of capital spending contributed to the sustained growth trend of the economy. Employment growth continues to be below historical recoveries, which have led to a subdued rise in employee wages, and thus lower than expected inflation.

The combined forces of strong growth coupled with low inflation led the Federal Reserve Board ("Fed") to embark on a tightening program that caused interest rates to rise on the front end of the curve while rates fell slightly on the long end. A proxy for whether duration or credit outperformed during the year is witnessed by Lehman Brothers High Yield Index (credit) increasing 12.3% during the fiscal year ended October 2004, while Lehman Brothers Credit Index (duration) increased just 6.6%. The vast majority of the portfolio's underperformance for the year versus high yield fund peers was our limitation to hold no more than 75% of high yield in the portfolio.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Conservative High Yield Bond, Class A returned 9.23%. By comparison its benchmark, the Merrill Lynch High Yield Cash Pay Index ("Merrill Lynch High Yield"), returned 12.02%.

STRATEGY REVIEW

Our philosophy of utilizing a substantial portion of duration product (investment grade corporate bonds) in the portfolio has had significant risk/reward characteristics historically for the portfolio. Since 1985 through the end of the third calendar quarter of 2004, investment grade corporate bonds as measured by the Merrill Lynch High Grade Corporate Master Index, returned an average monthly return of 0.78% coupled with a 1.51 standard deviation, or a Sharpe ratio of 0.23%. This slightly exceeded the Merrill Lynch High Yield Sharpe ratio of 0.22%, which experienced an average monthly return of 0.83% and a standard deviation of 1.80.

Essentially this philosophy enabled the portfolio to garner risk adjusted returns from a sector that experienced about the same average monthly return, but with less monthly volatility as the high yield sector. This was primarily due to the duration advantage gained by owning investment grade bonds over the past 19 years of the portfolio during an extraordinary period of high interest rates. Given interest rates are back to more historic levels, this philosophy will become more challenging for the portfolio.

The macroeconomic environment was very conducive to credit during the fiscal year, as witnessed by credit spreads tightening throughout the year, default rates dropping to near historical lows, and corporations' balance sheets improving dramatically since the recession of 2001-2002. The portfolio took advantage of this trend, to the extent allowed possible by the prospectus, by investing in bonds that would benefit from a recovering economy.

Normally, during periods of strong economic up trends, interest rates also tend to rise. But this cycle has been unconventional, as witnessed by interest rates falling during the second half of the fiscal year as the Fed began its tightening stance. The portfolio was positioned for rising interest rates which contributed slightly to the underperformance of the portfolio.

Performance for the fiscal year ended October 31, 2004 had a broad array of positive and negative contributors. Positive contributors were generally centered around positions held in the basic industries sub-sectors (metals, chemicals and paper) and our various securities held in the utilities sector. Examples of names included in the basic industries sub-sector include Scotia Pacific Company LLC, Lyondell Chemical Company, Equistar Chemicals, LP and United States Steel Corporation. Within utilities key contributors to the portfolio included Nevada Power Company, The AES Corporation, Dynegy Holdings Inc. and Elwood Energy LLC. The utility sector has continued to recovery from the financial distress it experienced in 2001 and 2002 as the broader market has stabilized and provided liquidity allowing utility credits to improve their liquidity situations.

Negative contributors to performance were generally more individual situations than sector specific. Issuers that lagged in performance during the fiscal year ended October 31, 2004 included Time Warner Inc., Allied Waste North America, Inc. and Tyco International Group SA. Most of under-performance of these securities was due to fundamental difficulties at each of their respective businesses combined with relatively tight valuations. Additionally, we exhibited some modest under-performance as it relates to securities in other sectors, specifically, automotive. The automotive sector has continued to come under pressure as intense competition combined with a high fixed cost structure has led to pressure on profitability.

The portfolio is exposed to duration risk through the required holding of twenty-five percent of investment grade debt. A significant rise in interest rates poses the key risk to the portfolio. The portfolio is currently positioned with a neutral weighting versus target duration, but will move in a direction to dampen the impact from rising interest rates if that scenario does unfold.

David R. Halfpap, CFA

Bradley J. Beman CFA

Co-Fund Managers
AEGON USA Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Conservative High-Yield Bond

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	9.23%	6.52%	7.49%	8.75%	6/14/85
Class A (POP)	4.04%	5.49%	6.97%	8.47%	6/14/85
MLHYCP[1]	12.02%	7.14%	8.21%	9.88%	6/14/85
Class B (NAV)	8.52%	5.85%	–	5.83%	10/1/95
Class B (POP)	3.52%	5.69%	–	5.83%	10/1/95
Class C (NAV)	8.41%	–	–	14.09%	11/11/02
Class C (POP)	7.41%	–	–	14.09%	11/11/02

NOTES

1  The Merrill Lynch High Yield Cash Pay (MLHYCP) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Conservative High-Yield Bond

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,053.90	1.08%	$5.58
Hypothetical (b)	1,000.00	1,019.71	1.08	5.48
Class B
Actual	1,000.00	1,051.60	1.69	8.72
Hypothetical (b)	1,000.00	1,016.64	1.69	8.57
Class C
Actual	1,000.00	1,050.50	1.80	9.28
Hypothetical (b)	1,000.00	1,016.09	1.80	9.12

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At October 31, 2004

This chart shows the percentage breakdown by Bond Credit Quality of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Conservative High-Yield Bond

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
(continued)

Credit Rating	Description
Aaa	Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

Aa3	High grade obligations. Excellent financial security and ability to meet senior financial obligations.

A1	Upper medium grade obligations. Superior ability for repayments of senior short-term debt obligations.

A2	Upper medium grade obligations. Strong ability for repayments of senior short-term debt obligations.

A3	Upper medium grade obligations. Acceptable ability for repayments of senior short-term debt obligations.

Baa1	Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2	Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3	Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Ba1	Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2	Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3	More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

B1	Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2	More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3	Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa1	Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2	Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Ca	Extremely speculative, may be in default on their policyholder obligations or have other marked shortcomings.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (1.0%)
U.S. Treasury Bond 7.50%, due 11/15/2016 (a)	$1,000	$1,295
7.88%, due 02/15/2021	1,000	1,366
5.25%, due 11/15/2028	1,000	1,054
Total U.S. Government Obligations (cost: $3,674)		3,715
FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
Republic of Colombia 9.75%, due 04/23/2009	1,000	1,132
Total Foreign Government Obligations (cost: $940)		1,132
CORPORATE DEBT SECURITIES (94.7%)
Aerospace (0.6%)
K&F Industries, Inc. 9.63%, due 12/15/2010	1,000	1,160
Textron, Inc. 4.50%, due 08/01/2010	1,000	1,024
Air Transportation (0.8%)
American Airlines, Inc., Series 2003-1, Class G 3.86%, due 07/09/2010	921	911
Delta Air Lines, Inc., Series 2003-1, Class G 2.85%, due 01/25/2008 (b)	2,208	2,222
Amusement & Recreation Services (5.6%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	3,000	3,130
International Speedway Corp. 4.20%, due 04/15/2009	2,000	2,015
Isle of Capri Casinos, Inc. 7.00%, due 03/01/2014	3,000	3,105
MGM Mirage 6.88%, due 02/06/2008	2,000	2,177
5.88%, due 02/27/2014 (a)	2,500	2,466
MGM Mirage, 144A 6.75%, due 09/01/2012	1,000	1,060
Mohegan Tribal Gaming Authority 6.38%, due 07/15/2009	1,000	1,047
Seneca Gaming Corp. 7.25%, due 05/01/2012	3,000	3,165
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	1,000	1,050
Station Casinos, Inc. 6.88%, due 03/01/2016	2,000	2,125
Automotive (2.9%)
Arvin Industries, Inc. 6.75%, due 03/15/2008	3,000	3,075

	Principal	Value
Automotive (continued)
DaimlerChrysler North America Holding Corp. 4.05%, due 06/04/2008	$1,000	$1,007
General Motors Corp. 7.13%, due 07/15/2013 (a)	2,000	2,075
Navistar International Corp. 9.38%, due 06/01/2006	2,000	2,160
Tenneco Automotive Inc 10.25%, due 07/15/2013	2,500	2,912
Beverages (0.3%)
Cadbury Schweppes US Finance LLC, 144A 3.88%, due 10/01/2008	1,000	1,007
Business Credit Institutions (1.3%)
Ford Motor Credit Co. 6.50%, due 01/25/2007	500	525
5.80%, due 01/12/2009	3,000	3,095
HVB Funding Trust III, 144A 9.00%, due 10/22/2031	1,000	1,301
Business Services (2.8%)
Clear Channel Communications, Inc. 4.63%, due 01/15/2008	1,000	1,019
7.65%, due 09/15/2010	1,000	1,144
Quintiles Transnational Corp. 10.00%, due 10/01/2013	1,000	1,090
R.H. Donnelley Finance Corp I, 144A 10.88%, due 12/15/2012	2,000	2,445
United Rentals North America, Inc. 6.50%, due 02/15/2012	1,000	990
Universal Compression, Inc. 7.25%, due 05/15/2010	2,000	2,140
Universal Hospital Services, Inc. 10.13%, due 11/01/2011 (a)	2,000	2,040
Chemicals & Allied Products (4.3%)
Airgas, Inc. 6.25%, due 07/15/2014	1,500	1,515
Eastman Chemical Co. 3.25%, due 06/15/2008	1,000	983
Equistar Chemicals, LP/Equistar Funding Corp. 10.13%, due 09/01/2008 1,000 1,149 10.63%, due 05/01/2011	2,000	2,310
Huntsman International LLC 9.88%, due 03/01/2009	1,000	1,110
Huntsman LLC 11.63%, due 10/15/2010	1,500	1,768
Lyondell Chemical Co. 10.50%, due 06/01/2013 (a)	1,000	1,180

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Chemicals & Allied Products (continued)
Monsanto Co. 4.00%, due 05/15/2008	$2,000	$2,020
Nalco Co. 8.88%, due 11/15/2013 (a)	2,000	2,192
NOVA Chemicals Corp. 6.50%, due 01/15/2012	1,000	1,052
Scotts Co. (The) 6.63%, due 11/15/2013	1,000	1,055
Commercial Banks (1.1%)
Mizuho Financial Group Cayman, Ltd., 144A 5.79%, due 04/15/2014	1,000	1,041
Popular North America, Inc. 6.13%, due 10/15/2006	1,000	1,056
Wachovia Corp. 3.63%, due 02/17/2009	2,000	1,996
Communication (4.1%)
Adelphia Communications Corp. 10.25%, due 11/01/2006 (c)	1,000	855
Charter Communications Holdings, Inc. 8.63%, due 04/01/2009 (a)	2,000	1,610
9.92%, due 04/01/2011 (a)	1,000	802
Comcast Cable Communications 6.75%, due 01/30/2011	1,000	1,122
CSC Holdings, Inc. 7.88%, due 12/15/2007	1,000	1,077
CSC Holdings, Inc., 144A 6.75%, due 04/15/2012	2,000	2,070
Liberty Media Corp. 3.38%, due 09/17/2006 (b)	4,000	4,045
7.88%, due 07/15/2009	1,000	1,129
News America Holdings, Inc. 6.63%, due 01/09/2008	1,000	1,094
PanAmSat Corp., 144A 9.00%, due 08/15/2014	2,000	2,120
Communications Equipment (1.1%)
L-3 Communications Corp. 7.63%, due 06/15/2012	1,000	1,105
6.13%, due 07/15/2013	2,000	2,075
6.13%, due 01/15/2014	1,000	1,035
Computer & Data Processing Services (0.5%)
Unisys Corp. 7.88%, due 04/01/2008	2,000	2,052
Computer & Office Equipment (0.3%)
Seagate Technology Hdd Holdings Corp. 8.00%, due 05/15/2009	1,000	1,081

	Principal	Value
Construction (2.6%)
Beazer Homes USA, Inc. 6.50%, due 11/15/2013	$2,000	$2,030
Centex Corp. 5.80%, due 09/15/2009	750	801
DR Horton, Inc. 5.88%, due 07/01/2013	3,000	3,007
6.13%, due 01/15/2014	1,000	1,025
KB Home 5.75%, due 02/01/2014	1,000	992
Standard-Pacific Corp. 6.25%, due 04/01/2014	2,000	1,980
Department Stores (0.0%)
Saks, Inc. 8.25%, due 11/15/2008	0	0	(d)
7.00%, due 12/01/2013	56	57
Drug Stores & Proprietary Stores (1.1%)
Jean Coutu Group, Inc., 144A 8.50%, due 08/01/2014 (a)	2,000	2,040
Medco Health Solutions, Inc. 7.25%, due 08/15/2013	1,000	1,111
Rite Aid Corp. 9.50%, due 02/15/2011	1,000	1,107
Electric Services (6.0%)
AES Corp. (The), 144A 8.75%, due 05/15/2013 (a)	2,000	2,310
CenterPoint Energy Resources Corp., Series B 7.88%, due 04/01/2013	2,000	2,391
Cleveland Electric Illuminating Co., (The) 5.65%, due 12/15/2013	1,000	1,044
Dynegy Holdings, Inc., 144A 10.13%, due 07/15/2013	3,000	3,495
Elwood Energy LLC 8.16%, due 07/05/2026	1,818	1,927
Nevada Power Co., Series A 8.25%, due 06/01/2011	4,000	4,560
NRG Energy, Inc., 144A 8.00%, due 12/15/2013	3,000	3,304
Texas New Mexico Power Co. 6.13%, due 06/01/2008	3,000	3,110
Virginia Electric and Power Co. 4.10%, due 12/15/2008	1,000	1,009
Electric, Gas & Sanitary Services (2.2%)
Citizens Communications Co. 8.50%, due 05/15/2006	2,000	2,150
Illinois Power Co. 11.50%, due 12/15/2010	650	771

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Electric, Gas & Sanitary Services (continued)
NiSource Finance Corp. 7.88%, due 11/15/2010	$1,000	$1,187
Pacific Gas & Electric Co. 2.72%, due 04/03/2006 (b)	2,437	2,440
3.60%, due 03/01/2009	2,000	1,986
Electronic & Other Electric Equipment (0.6%)
Rayovac Corp. 8.50%, due 10/01/2013	2,000	2,195
Electronic Components & Accessories (2.9%)
Amkor Technology, Inc. 7.75%, due 05/15/2013 (a)	2,000	1,725
Flextronics International, Ltd. 6.50%, due 05/15/2013	1,000	1,050
Tyco International Group SA 5.88%, due 11/01/2004	2,000	2,000
6.38%, due 02/15/2006	2,000	2,088
6.00%, due 11/15/2013	4,000	4,370
Environmental Services (0.5%)
Allied Waste North America 6.50%, due 11/15/2010	1,000	962
Allied Waste North America, Inc. 7.88%, due 04/15/2013	1,000	1,017
Food & Kindred Products (2.0%)
Bunge Ltd Finance Corp. 4.38%, due 12/15/2008	2,000	2,021
Del Monte Corp. 8.63%, due 12/15/2012	3,000	3,382
General Mills, Inc. 6.00%, due 02/15/2012	1,250	1,360
Kraft Foods, Inc. 4.00%, due 10/01/2008	1,000	1,011
Food Stores (1.1%)
Safeway, Inc. 7.25%, due 02/01/2031	2,000	2,256
Stater Brothers Holdings 8.13%, due 06/15/2012 (a)	2,000	2,120
Gas Production & Distribution (1.4%)
Northern Border Partners-LP, Series A 8.88%, due 06/15/2010	1,000	1,205
Northwest Pipeline Corp. 8.13%, due 03/01/2010	2,000	2,242
Dynegy-Roseton/Danskammer, Series 2001, Class B 7.67%, due 11/08/2016	2,000	1,925

	Principal	Value
Health Services (2.1%)
Extendicare Health Services, Inc. 6.88%, due 05/01/2014 (a)	$3,000	$3,082
Manor Care, Inc. 6.25%, due 05/01/2013	2,000	2,146
Mariner Health Care, Inc., 144A 8.25%, due 12/15/2013	1,000	1,135
NeighborCare, Inc. 6.88%, due 11/15/2013	1,500	1,567
Holding & Other Investment Offices (2.1%)
Developers Diversified Realty Corp. REIT 3.88%, due 01/30/2009	3,000	2,955
Felcor Lodging, LP REIT 10.00%, due 09/15/2008	80	84
iStar Financial, Inc., Series B 5.70%, due 03/01/2014	1,500	1,537
iStar Financial, Inc., Series B, 144A 4.88%, due 01/15/2009	1,000	1,021
Simon Property Group, LP REIT 3.75%, due 01/30/2009	1,000	987
Ventas Realty, LP/Ventas Capital Corp., 144A 6.63%, due 10/15/2014	1,500	1,530
Hotels & Other Lodging Places (2.5%)
Hilton Hotels Corp. 7.63%, due 12/01/2012 (a)	2,000	2,353
John Q. Hammons Hotels, Inc., Series B 8.88%, due 05/15/2012	1,500	1,725
Mandalay Resort Group 6.38%, due 12/15/2011	1,000	1,041
Station Casinos, Inc. 6.00%, due 04/01/2012	1,000	1,045
6.50%, due 02/01/2014	2,000	2,110
Venetian Casino Resort LLC 11.00%, due 06/15/2010	1,000	1,149
Industrial Machinery & Equipment (1.2%)
Dresser-Rand Group, 144A 7.38%, due 11/01/2014	3,000	3,143
Grant Prideco, Inc. 9.63%, due 12/01/2007	500	565
Terex Corp. 7.38%, due 01/15/2014	1,000	1,070
Lumber & Wood Products (0.8%)
Georgia-Pacific Corp. 8.88%, due 02/01/2010	1,000	1,178
Scotia Pacific Co. LLC, Series 1998-E, Class A2 7.11%, due 01/20/2014	2,000	1,760

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Management Services (0.3%)
Corrections Corp. of America 7.50%, due 05/01/2011	$1,000	$1,081
Medical Instruments & Supplies (0.4%)
Bard (C.R.), Inc. 6.70%, due 12/01/2026	1,500	1,656
Metal Cans & Shipping Containers (0.9%)
Ball Corp. 6.88%, due 12/15/2012	2,000	2,180
Crown European Holdings SA 10.88%, due 03/01/2013	1,000	1,188
Metal Mining (0.3%)
Rio Tinto Finance USA, Ltd. 2.63%, due 09/30/2008	1,000	966
Mining (2.2%)
Massey Energy Co. 6.63%, due 11/15/2010	3,000	3,128
Peabody Energy Corp. 6.88%, due 03/15/2013	3,000	3,293
5.88%, due 04/15/2016	2,000	2,040
Mortgage Bankers & Brokers (1.1%)
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp., 144A 0.00%, due 10/01/2014 (e)	2,000	1,265
Jostens IH Corp., 144A 7.63%, due 10/01/2012	1,000	1,035
Mantis Reef, Ltd., 144A 4.69%, due 11/14/2008	2,000	2,011
Motion Pictures (1.1%)
Time Warner Entertainment Co., LP 10.15%, due 05/01/2012	1,000	1,311
8.38%, due 07/15/2033	1,500	1,888
Time Warner, Inc. 7.75%, due 06/15/2005	1,000	1,028
7.48%, due 01/15/2008	1,500	1,653
Motor Vehicles, Parts & Supplies (0.4%)
TRW Automotive, Inc. 11.00%, due 02/15/2013 (a)	1,300	1,547
Oil & Gas Extraction (5.8%)
Chesapeake Energy Corp. 8.38%, due 11/01/2008	1,000	1,090
8.13%, due 04/01/2011	71	78
7.50%, due 09/15/2013	1,000	1,115
EnCana Corp. 6.50%, due 08/15/2034	1,000	1,089

	Principal	Value
Oil & Gas Extraction (continued)
Forest Oil Corp. 8.00%, due 12/15/2011	$500	$570
7.75%, due 05/01/2014	1,000	1,095
Halliburton Co., 144A 2.86%, due 01/26/2007 (b)	3,000	3,001
Kerr-McGee Corp. 7.88%, due 09/15/2031	1,500	1,833
Key Energy Services, Inc. 6.38%, due 05/01/2013	1,000	1,031
Louisiana Land & Exploration 7.63%, due 04/15/2013	2,000	2,376
Newfield Exploration Co., 144A 6.63%, due 09/01/2014	1,500	1,609
Petroleum Geo-Services ASA 10.00%, due 11/05/2010	2,500	2,850
Pride International, Inc., 144A 7.38%, due 07/15/2014	2,000	2,250
XTO Energy, Inc. 6.25%, due 04/15/2013	2,000	2,210
Paper & Allied Products (1.1%)
Cascades, Inc. 7.25%, due 02/15/2013	2,000	2,160
Graphic Packaging International Corp. 8.50%, due 08/15/2011	2,000	2,255
Paper & Paper Products (1.1%)
Boise Cascade LLC, 144A 7.13%, due 10/15/2014	2,000	2,088
MDP Acquisitions PLC 9.63%, due 10/01/2012	2,000	2,280
Paperboard Containers & Boxes (0.9%)
Jefferson Smurfit Corp., US 7.50%, due 06/01/2013	2,000	2,180
Jefferson Smurfit-Stone Container Corp. 8.25%, due 10/01/2012	1,000	1,110
Personal Credit Institutions (1.4%)
Capital One Financial Corp. 6.25%, due 11/15/2013	3,000	3,243
Erac USA Finance Co., 144A 7.95%, due 12/15/2009	1,000	1,181
General Motors Acceptance Corp. 5.13%, due 05/09/2008 (a)	1,000	1,015
Personal Services (0.6%)
Service Corp. International 7.70%, due 04/15/2009	2,000	2,195

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Petroleum Refining (2.3%)
Amerada Hess Corp. 7.88%, due 10/01/2029	$1,500	$1,791
Giant Industries, Inc. 8.00%, due 05/15/2014	1,500	1,564
Premcor Refining Group (The), Inc. 6.75%, due 02/01/2011	2,000	2,165
6.13%, due 05/01/2011	1,000	1,055
Tesoro Petroleum Corp. 8.00%, due 04/15/2008	2,000	2,175
Pharmaceuticals (0.6%)
Leiner Health Products, Inc., 144A 11.00%, due 06/01/2012	2,000	2,168
Primary Metal Industries (0.8%)
International Steel Group, Inc. 6.50%, due 04/15/2014	1,000	1,070
U.S. Steel Corp. 9.75%, due 05/15/2010	1,682	1,926
Printing & Publishing (3.2%)
American Color Graphics, Inc. 10.00%, due 06/15/2010	2,000	1,530
Dex Media East LLC/Dex Media East Finance Co. 9.88%, due 11/15/2009	1,000	1,150
Dex Media West LLC/Dex Media Finance Co., Series B 8.50%, due 08/15/2010	2,000	2,280
Dex Media, Inc. 8.00%, due 11/15/2013	1,000	1,070
Houghton Mifflin Co. 9.88%, due 02/01/2013 (a)	2,000	2,170
Primedia, Inc. 8.88%, due 05/15/2011	2,000	2,085
Quebecor World Capital Corp. 4.88%, due 11/15/2008	2,000	1,995
Radio & Television Broadcasting (2.1%)
British Sky Broadcasting Group PLC 6.88%, due 02/23/2009	1,000	1,111
CanWest Media, Inc. 10.63%, due 05/15/2011	1,000	1,130
CanWest Media, Inc., Series B 7.63%, due 04/15/2013	1,000	1,088
Susquehanna Media Co. 7.38%, due 04/15/2013	1,500	1,586
Videotron Ltee 6.88%, due 01/15/2014	1,500	1,575

	Principal	Value
Restaurants (0.3%)
Yum! Brands, Inc. 7.70%, due 07/01/2012	$1,000	$1,194
Rubber & Misc. Plastic Products (0.5%)
Sealed Air Corp., 144A 5.38%, due 04/15/2008	2,000	2,091
Savings Institutions (0.5%)
Washington Mutual, Inc. 4.00%, due 01/15/2009 (a)	2,000	2,011
Security & Commodity Brokers (0.5%)
Goldman Sachs Group, Inc. 5.15%, due 01/15/2014	1,000	1,015
Morgan Stanley 4.75%, due 04/01/2014	1,000	980
Stone, Clay & Glass Products (0.9%)
Anchor Glass Container Corp., Series B 11.00%, due 02/15/2013	1,000	1,115
Owens-Brockway 7.75%, due 05/15/2011	1,000	1,088
Owens-Brockway Glass Container 8.75%, due 11/15/2012	1,000	1,128
Telecommunications (6.7%)
AT&T Corp. 8.05%, due 11/15/2011	3,000	3,439
BellSouth Corp. 5.20%, due 09/15/2014	2,000	2,040
6.55%, due 06/15/2034	1,000	1,069
Deutsche Telekom International Finance BV 8.75%, due 06/15/2030 (h)	2,000	2,639
MCI, Inc. 5.91%, due 05/01/2007	2,000	1,995
Nextel Communications, Inc. 5.95%, due 03/15/2014	5,000	5,113
Qwest Capital Funding, Inc. 7.00%, due 08/03/2009 (a)	2,000	1,905
7.90%, due 08/15/2010 (a)	2,000	1,935
Rogers Wireless Communications, Inc. 6.38%, due 03/01/2014	2,500	2,388
Rural Cellular Corp., 144A 8.25%, due 03/15/2012	1,000	1,050
SBC Communications, Inc. 6.15%, due 09/15/2034	2,000	2,020
Textile Mill Products (0.7%)
INVISTA, 144A 9.25%, due 05/01/2012 (a)	2,500	2,750

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Tobacco Products (0.6%)
Philip Morris Cos., Inc. 7.20%, due 02/01/2007	$2,256	$2,396
Transportation Equipment (1.2%)
Trinity Industries, Inc. 6.50%, due 03/15/2014	2,500	2,488
Westinghouse Air Brake Co. 6.88%, due 07/31/2013	2,000	2,085
Trucking & Warehousing (0.5%)
Iron Mountain, Inc. 6.63%, due 01/01/2016	2,000	1,990
Water Transportation (0.9%)
Royal Caribbean Cruises, Ltd. 7.00%, due 10/15/2007	1,000	1,083
8.75%, due 02/02/2011	2,000	2,380
Total Corporate Debt Securities (cost: $343,965)		363,572
	Shares	Value
PREFERRED STOCKS (0.5%)
Holding & Other Investment Offices (0.5%)
Duke Realty Corp. REIT	40,000	2,134
Total Preferred Stocks (cost: $2,008)		2,134
COMMON STOCKS (0.0%)
Air Transportation (0.0%)
US Airways Group, Inc.–Class A (f)	1,024	1
Printing & Publishing (0.0%)
Golden Books Family Entertainment, Inc. (f)	63,750	– (d)
Total Common Stocks (cost: $168)		1
	Principal	Value
SECURITY LENDING COLLATERAL (8.0%)
Debt (7.5%)
Bank Notes (1.4%)
Bank of America 1.77%, due 12/03/2004	$1,507	1,507
1.88%, due 12/23/2004	503	503
1.77%, due 01/18/2005	1,005	1,005
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	2,261	2,261
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	251	251

	Principal	Value
Commercial Paper (0.8%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	$748	$748
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	251	251
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	750	750
1.75%, due 11/10/2004	1,005	1,005
Galaxy Funding 144A 1.88%, due 11/22/2004	251	251
Euro Dollar Terms (3.5%)
Bank of Montreal 1.88%, due 11/24/2004	2,380	2,380
BNP Paribas 1.77%, due 11/10/2004	1,256	1,256
1.80%, due 11/23/2004	1,005	1,005
1.98%, due 12/27/2004	1,005	1,005
Calyon 1.70%, due 11/24/2004	133	133
Citigroup 2.06%, due 01/25/2005	2,512	2,512
Den Danske Bank 1.82%, due 11/19/2004	1,256	1,256
Dexia Group 2.04%, due 01/21/2005	583	583
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	503	503
Royal Bank of Scotland 2.01%, due 01/20/2005	1,005	1,005
Toronto Dominion Bank 1.70%, due 11/08/2004	502	502
Wells Fargo 1.87%, due 11/22/2004	1,256	1,256
Promissory Notes (0.7%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	1,055	1,055
1.88%, due 01/27/2005	1,759	1,759
Repurchase Agreements (1.1%)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $4,020 on 11/1/2004 (g)	4,020	4,020

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Conservative High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	1,235,927	$1,236
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	904,439	904
Total Security Lending Collateral (cost: $30,902)		30,902
Total Investment Securities (cost: $381,657)		$401,456

		Value
SUMMARY:
Investments, at value	104.5%	$401,456
Liabilities in excess of other assets	(4.5)%	(17,432)
Net assets	100.0%	$384,024

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $30,189.

(b)  Floating or variable rate note. Rate is listed as of October 31, 2004.

(c)  Securities are currently in default on interest payments.

(d)  Value is less than $1.

(e)  Securities are stepbonds. Crystal US Holdings 3 LLC has a zero coupon until 10/01/2009, thereafter a coupon rate 10.0%.

(f)  No dividends were paid during the preceding twelve months.

(g)  Cash collateral for the Repurchase Agreements, valued at $4,113, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

(h)  Securities are stepbonds. Coupon steps up by 50 BP if rating is downgraded by Standard and Poor's or Moody's below A. If rating is then raised above BBB/Baa coupon steps down by 50 BP.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $53,778 or 14.0% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Conservative High-Yield Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $381,657) (including securities loaned of $30,189)	$401,456
Cash	8,773
Receivables:
Investment securities sold	468
Shares of beneficial interest sold	100
Interest	7,037
Other	19
417,853
Liabilities:
Investment securities purchased	1,996
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	446
Management and advisory fees	194
Distribution fees	154
Transfer agent fees	36
Payable for collateral for securities on loan	30,902
Other	101
33,829
Net Assets	$384,024
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$376,087
Undistributed net investment income (loss)	844
Accumulated net realized gain (loss) from investment securities	(12,706)
Net unrealized appreciation (depreciation) on investment securities	19,799
Net Assets	$384,024
Net Assets by Class:
Class A	$309,223
Class B	49,422
Class C	25,379
Shares Outstanding:
Class A	33,003
Class B	5,277
Class C	2,710
Net Asset Value Per Share:
Class A	$9.37
Class B	9.37
Class C	9.36
Maximum Offering Price Per Share (a):
Class A	$9.84

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$23,920
Dividends	160
Income from loaned securities–net	89
24,169
Expenses:
Management and advisory fees	2,144
Transfer agent fees:
Class A	153
Class B	22
Class C	5
Class C2	6
Class M	2
Printing and shareholder reports	22
Custody fees	60
Administration fees	54
Legal fees	12
Audit and accounting fees	26
Trustees fees	21
Registration fees:
Class A	62
Class B	7
Class C	12
Class C2	2
Class M	1
Other	14
Distribution and service fees:
Class A	980
Class B	497
Class C	141
Class C2	91
Class M	40
Total expenses	4,374
Net Investment Income (Loss)	19,795
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	1,691
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	8,022
Net Gain (Loss) on Investment Securities	9,713
Net Increase (Decrease) in Net Assets Resulting from Operations	$29,508

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Transamerica Conservative High-Yield Bond

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$19,795	$11,430
Net realized gain (loss) from investment securities	1,691	(4,706)
Net unrealized appreciation (depreciation) on investment securities	8,022	27,479
	29,508	34,203
Distributions to Shareholders:
From net investment income:
Class A	(15,855)	(7,408)
Class B	(2,484)	(2,630)
Class C	(692)	(198)
Class C2	(457)	(796)
Class M	(230)	(368)
	(19,718)	(11,400)
Capital Share Transactions:
Proceeds from shares sold:
Class A	123,099	182,483
Class B	11,418	28,567
Class C	6,907	9,354
Class C2	3,491	14,942
Class M	1,288	1,902
	146,203	237,248
Dividends and distributions reinvested:
Class A	15,278	6,615
Class B	1,364	1,509
Class C	328	101
Class C2	139	305
Class M	167	256
	17,276	8,786
Cost of shares redeemed:
Class A	(30,327)	(70,217)
Class B	(16,380)	(15,455)
Class C	(6,611)	(1,404)
Class C2	(10,227)	(5,727)
Class M	(2,569)	(3,107)
	(66,114)	(95,910)
Class level exchanges:
Class C	15,462	–
Class C2	(10,695)	–
Class M	(4,767)	–
	–	–
	97,365	150,124
Net increase (decrease) in net assets	107,155	172,927
Net Assets:
Beginning of year	276,869	103,942
End of year	$384,024	$276,869
Undistributed Net Investment Income (Loss)	$844	$625

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	13,311	21,036
Class B	1,243	3,332
Class C	756	1,074
Class C2	377	1,749
Class M	141	219
	15,828	27,410
Shares issued–reinvested from distributions:
Class A	1,673	767
Class B	149	176
Class C	36	12
Class C2	15	36
Class M	18	30
	1,891	1,021
Shares redeemed:
Class A	(3,306)	(8,089)
Class B	(1,790)	(1,788)
Class C	(722)	(160)
Class C2	(1,118)	(660)
Class M	(280)	(362)
	(7,216)	(11,059)
Class level exchanges:
Class C	1,714	–
Class C2	(1,199)	–
Class M	(515)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	11,678	13,714
Class B	(398)	1,720
Class C	1,784	926
Class C2	(1,925)	1,125
Class M	(636)	(113)
	10,503	17,372

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Transamerica Conservative High-Yield Bond

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$9.08	$0.52	$0.29	$0.81	$(0.52)	$–	$(0.52)	$9.37
	10/31/2003	7.93	0.57	1.16	1.73	(0.58)	–	(0.58)	9.08
	10/31/2002	9.26	0.57	(1.31)	(0.74)	(0.59)	–	(0.59)	7.93
	10/31/2001	9.24	0.72	0.01	0.73	(0.71)	–	(0.71)	9.26
	10/31/2000	9.67	0.69	(0.37)	0.32	(0.69)	(0.06)	(0.75)	9.24
Class B	10/31/2004	9.08	0.46	0.29	0.75	(0.46)	–	(0.46)	9.37
	10/31/2003	7.93	0.51	1.17	1.68	(0.53)	–	(0.53)	9.08
	10/31/2002	9.26	0.52	(1.32)	(0.80)	(0.53)	–	(0.53)	7.93
	10/31/2001	9.24	0.57	0.10	0.67	(0.65)	–	(0.65)	9.26
	10/31/2000	9.67	0.63	(0.37)	0.26	(0.63)	(0.06)	(0.69)	9.24
Class C	10/31/2004	9.08	0.46	0.28	0.74	(0.46)	–	(0.46)	9.36
	10/31/2003	8.08	0.51	1.02	1.53	(0.53)	–	(0.53)	9.08

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	9.23%	$309,223	1.08%	1.08%	5.67%	49%
	10/31/2003	22.74	193,708	1.22	1.22	6.57	46
	10/31/2002	(8.48)	60,332	1.35	1.35	6.61	64
	10/31/2001	8.12	50,755	1.41	1.41	7.35	16
	10/31/2000	3.37	49,259	1.36	1.36	7.34	11
Class B	10/31/2004	8.52	49,422	1.72	1.72	5.05	49
	10/31/2003	21.94	51,511	1.87	1.87	5.92	46
	10/31/2002	(9.03)	31,336	2.00	2.00	5.96	64
	10/31/2001	7.45	35,471	2.06	2.06	6.70	16
	10/31/2000	2.74	13,808	2.01	2.01	6.69	11
Class C	10/31/2004	8.41	25,379	1.78	1.78	4.95	49
	10/31/2003	19.52	8,403	1.87	1.87	5.92	46
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Conservative High-Yield Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Conservative High-Yield Bond ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on June 14, 1985.

On March 1, 2004, the Fund changed its name from IDEX Transamerica Conservative High-Yield Bond to TA IDEX Transamerica Conservative High-Yield Bond.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares of the Transamerica IDEX Mutual Funds were offered for investments to the strategic asset allocation funds of AEGON/Transamerica Series Fund, Inc. (ATSF); ATSF Asset Allocation–Conservative Portfolio, ATSF Asset Allocation–Growth Portfolio, ATSF Asset Allocation–Moderate Growth Portfolio and ATSF Asset Allocation–Moderate Portfolio on November 8, 2004.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on the overdraft, calculated by multiplying the overdraft by a rate based on the Federal Funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Transamerica Conservative High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $38 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to
A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $2. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee wil equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX Transamerica Conservative High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

AEGON USA Investment Management, Inc. is both the sub-adviser to the Fund and an affiliate of the Fund.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$65,603	17%
TA IDEX Asset Allocation–Moderate Growth Portfolio	77,497	20%
TA IDEX Asset Allocation–Moderate Portfolio	129,174	34%
Total	$272,274	71%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.60% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.25% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2004. There are no amounts subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and Class M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$627
Retained by Underwriter	16
Contingent Deferred Sales Charge	247

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $54 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $188 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $19. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$255,975
U.S. Government	12,648
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	157,263
U.S. Government	8,932

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX Transamerica Conservative High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Undistributed net investment income (loss)	$142
Accumulated net realized gain (loss) from investment securities	(142)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$354	October 31, 2008
1,519	October 31, 2009
5,464	October 31, 2010
5,283	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $1,630.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$11,400
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	19,718
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$1,124
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(12,620)
Net Unrealized Appreciation (Depreciation)	$19,712	*

*  Amount includes unrealized appreciation (depreciation) of deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$381,741
Unrealized Appreciation	$19,715
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$19,715

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

18

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Conservative High Yield Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Conservative High Yield Bond (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

19

TA IDEX Transamerica Conservative High-Yield Bond

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2004, the Fund designates $160 as qualified dividend income.

For corporate shareholders, 1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
81.47%	2.65%	15.88%

Transamerica IDEX Mutual Funds

Annual Report 2004

20

TA IDEX Transamerica Convertible Securities

MARKET ENVIRONMENT

For the 12 months ended October 31, 2004, the Merrill Lynch All U.S. Convertibles Index ("MLCI") rose 8.12%. Initially, investors were quite bullish about economic growth, and industries where credit improvements were most visible, such as automobiles, led the convertibles market. For instance, convertibles from Ford Motor Company and General Motors Corporation, which represented roughly 5% of the MLCI, posted exceptional gains in November and December 2003.

After the initial months of 2004, however, the convertibles market fluctuated widely, as investors responded to conflicting and inconsistent economic data. First concerned about too-robust growth and the specter of higher inflation, investors later grew anxious about a possible economic slowdown, before finally regaining confidence in a steady-growth economy late in the period. Against this backdrop of changing attitudes, most sectors of the Standard and Poor's 500 Composite Stock Index, with the exception of energy, industrial and basic materials stocks, retrenched, negatively impacting convertibles' equity-related attributes. Partially offsetting this were falling yields in the bond market, which were a boon to convertibles' fixed-income features.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Convertibles Securities, Class A returned 7.06%. By comparison its benchmark, the MLCI, returned 8.12%.

STRATEGY REVIEW

Our idea of an attractive investment opportunity is a company that stands to benefit from changes in the company, its industry, or the external forces driving its business; generates free cash flow; and prudently reinvests to enhance shareholder value. Because automobile manufacturers generally do not fit this profile, the portfolio was underweighted in the sector when it rallied early in the period. This was the primary cause of the portfolio's lagging performance. Secondarily, our airline investments performed poorly; we underestimated the enduring nature of the significant rise in energy prices, which completely eclipsed any operating improvement in transportation companies.

Our losses in the airline industry were more than offset by strong results in most of our holdings, especially our investments in telephone manufacturer Motorola, Inc., cruise ship operators Carnival Corporation and Royal Caribbean Cruises Ltd., retailer J.C. Penney Company, Inc. ("J.C. Penney"), and Mandalay Resort Group ("Mandalay").

We are bullish on the growth of the gambling/casino industry, both in the Las Vegas area and worldwide. We believed Mandalay represented a high-quality way to capitalize on this growth, and it was eventually acquired by MGM MIRAGE.

Likewise, we believed the cruise industry was well positioned for earnings growth after a major turnaround that has taken several years. Consolidation has eliminated excess capacity, giving cruise lines pricing power through channels that were notorious for discounting and allowing the remaining competitors to increase profitability.

Another turnaround that benefited the portfolio was J.C. Penney, which saw a rebound in its core business of department stores, and sold its financially ailing chain of Eckerd's pharmacies at an attractive price.

During the year we added more securities from companies that process or supply basic materials (e.g., oil, metals, and forest products). Given the amazing rate of infrastructure development and industrialization in countries like India and China, we believe the demand for these commodities will continue to grow.

Kirk J. Kim, CFA

Gary U. Rolle, CFA

Edward S. Han

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Convertible Securities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	7.06%	8.74%	3/1/02
Class A (POP)	1.98%	6.78%	3/1/02
MLCI[1]	8.12%	8.89%	3/1/02
Class B (NAV)	6.52%	8.12%	3/1/02
Class B (POP)	1.52%	7.13%	3/1/02
Class C (NAV)	6.33%	14.55%	11/11/02
Class C (POP)	5.33%	14.55%	11/11/02

NOTES

1  The Merrill Lynch All U.S. Convertibles Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Convertible Securities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,021.90	1.22%	$6.20
Hypothetical (b)	1,000.00	1,019.00	1.22	6.19
Class B
Actual	1,000.00	1,019.50	1.76	8.93
Hypothetical (b)	1,000.00	1,016.29	1.76	8.92
Class C
Actual	1,000.00	1,017.60	2.03	10.30
Hypothetical (b)	1,000.00	1,014.93	2.03	10.28

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BONDS (89.4%)
Aerospace (2.0%)
Armor Holdings, Inc. 2.00%, due 11/01/2024 (a)	$4,000	$3,945
Business Credit Institutions (1.0%)
Financial Federal Credit 144A 2.00%, due 04/15/2034	1,950	2,006
Business Services (0.8%)
Danaher Corp. Zero Coupon, due 01/22/2021 (b)	2,000	1,615
Commercial Banks (7.1%)
Bank of America Corp. 0.25%, due 04/30/2014	4,000	4,345
SG Structured Products, Inc. 1.33%, due 10/04/2005	5,000	4,857
Wells Fargo & Co. 0.25%, due 04/29/2014	5,000	5,075
Communication (4.0%)
American Tower Corp. 144A 3.00%, due 08/15/2012 (b)	3,750	3,989
Crown Castle International Corp. 4.00%, due 07/15/2010 (b)	2,400	3,921
Communications Equipment (1.1%)
Comtech Telecommunications 2.00%, due 02/01/2024 (c)	2,400	2,199
Computer & Data Processing Services (8.6%)
GTECH Holdings Corp. 1.75%, due 12/15/2021 (b)	2,000	3,487
Openwave Systems, Inc. 144A 2.75%, due 09/09/2008	5,000	4,981
RealNetworks, Inc. Zero Coupon, due 07/01/2010 (b)	5,100	4,431
Terremark Worldwide, Inc. 144A 9.00%, due 06/15/2009	5,000	4,331
Computer & Office Equipment (1.8%)
3M Co. Zero Coupon, due 11/21/2032 (b)	4,000	3,550
Electrical Goods (1.1%)
Avnet, Inc. 2.00%, due 03/15/2034 (b)	2,250	2,112
Electronic Components & Accessories (4.8%)
Cypress Semiconductor Corp. 1.25%, due 06/15/2008	2,650	2,667
Micron Technology, Inc. 2.50%, due 02/01/2010 (b)	600	721

	Principal	Value
Electronic Components & Accessories (continued)
Micron Technology, Inc. 144A 2.50%, due 02/01/2010 (b)	$2,250	$2,703
Pixelworks, Inc. 144A 1.75%, due 05/15/2024	4,000	3,435
Health Services (1.2%)
Matria Healthcare, Inc. 144A 4.88%, due 05/01/2024	1,805	2,337
Hotels & Other Lodging Places (4.3%)
Host Marriott, LP 144A 3.25%, due 04/15/2024 (b)	4,000	4,210
Kerzner International, Ltd. 2.38%, due 04/15/2024 (b)	4,100	4,351
Manufacturing Industries (7.3%)
International Game Technology Zero Coupon, due 01/29/2033	4,900	3,657
K2, Inc. 5.00%, due 06/15/2010	3,675	5,356
Shuffle Master, Inc. 144A 1.25%, due 04/15/2024	4,850	5,650
Mortgage Bankers & Brokers (2.7%)
MSFT Exchangeable Trust Zero Coupon, due 02/25/2031	5,000	5,425
Motion Pictures (5.1%)
Liberty Media Corp. 3.25%, due 03/15/2031 (b)	4,550	4,237
Lions Gate Entertainment Corp. 4.88%, due 12/15/2010	1,000	1,876
Lions Gate Entertainment Corp. 144A 2.94%, due 10/15/2024	3,750	4,083
Oil & Gas Extraction (4.0%)
Devon Energy Corp. 4.90%, due 08/15/2008	2,500	2,731
4.95%, due 08/15/2008	1,000	1,092
McMoRan Exploration Co. 144A 5.25%, due 10/06/2011 (b)	1,000	1,131
Quicksilver Resources, Inc. 144A 1.88%, due 11/01/2024	3,000	2,955
Pharmaceuticals (5.5%)
Allergan, Inc. Zero Coupon, due 11/06/2022	3,500	3,172
Medarex, Inc. 144A 2.25%, due 05/15/2011	5,085	4,475
Teva Pharmaceutical Finance II LLC, Series B 0.25%, due 02/01/2024 (b)	1,900	1,833
Teva Pharmaceutical Finance NV 0.38%, due 11/15/2022 (b)	1,250	1,602

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Primary Metal Industries (1.7%)
Inco, Ltd. Zero Coupon, due 03/29/2021 (b)	$3,500	$3,404
Printing & Publishing (0.5%)
Bowne & Co., Inc. 5.00%, due 10/01/2033	1,075	1,083
Radio & Television Broadcasting (1.2%)
Sirius Satellite Radio, Inc. 3.25%, due 10/15/2011 (b)	2,300	2,450
Radio, Television & Computer Stores (2.0%)
Guitar Center, Inc. 4.00%, due 07/15/2013	2,800	4,001
Research & Testing Services (3.2%)
deCODE genetics, Inc. 144A 3.50%, due 04/15/2011	3,250	2,856
Oscient Pharmaceuticals Corp. 144A 3.50%, due 04/15/2011	4,000	3,485
Retail Trade (1.7%)
Dick's Sporting Goods, Inc. 144A 1.61%, due 02/18/2024 (d)	4,400	3,421
Security & Commodity Brokers (4.2%)
Lehman Brothers Holdings, Inc. 0.25%, due 10/06/2011	2,000	2,365
Morgan Stanley Group, Inc. 144A 0.25%, due 07/30/2014	5,300	5,933
Telecommunications (7.9%)
Millicom International Cellular Exchangeable Note Trust 144A 10.00%, due 11/20/2008	4,000	5,928
Nextel Partners, Inc. 1.50%, due 11/15/2008 (b)	4,000	5,890
NII Holdings, Inc. 2.88%, due 02/01/2034 (b)	3,500	3,920
Water Transportation (4.6%)
Carnival Corp. 1.13%, due 04/29/2033 (e)	5,000	4,006
Royal Caribbean Cruises, Ltd. Zero Coupon, due 02/02/2021	4,000	2,225
Zero Coupon, due 05/18/2021	4,000	2,995
Total Convertible Bonds (cost: $170,801)		178,505

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (9.6%)
Automotive (1.5%)
Ford Motor Co. Capital Trust II	60,000	$3,023
Chemicals & Allied Products (1.0%)
Terra Industries, Inc. 144A (b)(f)	1,950	1,974
Commercial Banks (1.7%)
Marshall & Ilsley Corp. (b)	50,000	1,360
State Street Corp.	10,000	2,080
Communications Equipment (1.0%)
Nortel Networks Corp. (f)	33	1,969
Electric Services (2.0%)
Aquila, Inc. (b)(f)	133,000	4,090
Metal Mining (1.7%)
Freeport-McMoRan Copper & Gold, Inc. 144A (f)	3,500	3,308
Oil & Gas Extraction (0.7%)
Chesapeake Energy Corp. (f)	1,150	1,312
Total Convertible Preferred Stocks (cost: $21,491)		19,116
	Principal	Value
SECURITY LENDING COLLATERAL (22.7%)
Debt (21.1%)
Bank Notes (4.1%)
Bank of America 1.77%, due 12/03/2004	$2,208	$2,208
1.88%, due 12/23/2004	736	736
1.77%, due 01/18/2005	1,472	1,472
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	3,312	3,313
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	368	368
Commercial Paper (2.2%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	1,096	1,096
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	368	368
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	1,098	1,098
1.75%, due 11/10/2004	1,472	1,472
Galaxy Funding 144A 1.88%, due 11/22/2004	368	368

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (9.8%)
Bank of Montreal 1.88%, due 11/24/2004	$3,486	$3,486
BNP Paribas 1.77%, due 11/10/2004	1,840	1,840
1.80%, due 11/23/2004	1,472	1,472
1.98%, due 12/27/2004	1,472	1,472
Calyon 1.70%, due 11/24/2004	194	194
Citigroup 2.06%, due 01/25/2005	3,680	3,681
Den Danske Bank 1.82%, due 11/19/2004	1,840	1,840
Dexia Group 2.04%, due 01/21/2005	854	854
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	736	736
Royal Bank of Scotland 2.01%, due 01/20/2005	1,472	1,472
Toronto Dominion Bank 1.70%, due 11/08/2004	736	736
Wells Fargo 1.87%, due 11/22/2004	1,840	1,840

	Principal	Value
Promissory Notes (2.1%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	$1,546	$1,546
1.88%, due 01/27/2005	2,576	2,576
Repurchase Agreements (2.9%)
Merrill Lynch & Co., (g) 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $5,889 on 11/01/2004	5,889	5,889
	Shares	Value
Investment Companies (1.6%)
Money Market Funds (1.6%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	1,810,554	$1,811
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	1,324,945	1,325
Total Security Lending Collateral (cost: $45,269)		45,269
Total Investment Securities (cost: $237,561)		$242,890
SUMMARY:
Investments, at value	121.7%	$242,890
Liabilities in excess of other assets	(21.7)%	(43,258)
Net assets	100.0%	$199,632

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Securities are stepbonds. Armor Holding, Inc. had a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

(b)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $44,226.

(c)  Securities are stepbonds. Comtech Telecommunications has a coupon rate of 2.00% until 02/01/2011, thereafter the coupon rate will be 0.00%.

(d)  Securities are stepbonds. Dick's Sporting Goods, Inc.–144A has a coupon rate of 1.61% until 02/18/2009, thereafter the coupon rate will be 0.00%.

(e)  Securities are stepbonds. Carnival Corp. has a coupon rate of 1.13% until 04/01/2008, thereafter the coupon rate will be 0.00%.

(f)  No dividends were paid during the preceding twelve months.

(g)  Cash collateral for the Repurchase Agreements, valued at $6,026, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $76,497 or 38.3% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Convertible Securities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $237,561) (including securities loaned of $44,226)	$242,890
Receivables:
Investment securities sold	13,491
Shares of beneficial interest sold	12
Interest	969
Dividends	24
Other	5
257,391
Liabilities:
Investment securities purchased	6,895
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	15
Management and advisory fees	129
Distribution fees	65
Transfer agent fees	6
Due to custodian	5,317
Payable for collateral for securities on loan	45,269
Other	63
57,759
Net Assets	$199,632
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$189,624
Undistributed net investment income (loss)	104
Undistributed net realized gain (loss) from investment securities	4,575
Net unrealized appreciation (depreciation) on investment securities	5,329
Net Assets	$199,632
Net Assets by Class:
Class A	$188,049
Class B	6,379
Class C	5,204
Shares Outstanding:
Class A	17,088
Class B	580
Class C	475
Net Asset Value Per Share:
Class A	$11.00
Class B	11.00
Class C	10.97
Maximum Offering Price Per Share (a):
Class A	$11.55

(a)  Includes the maximum selling commission (represented as a percentage of offering price) whuch is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$4,273
Dividends	1,620
Income from loaned securities–net	65
5,958
Expenses:
Management and advisory fees	1,475
Transfer agent fees
Class A	18
Class B	3
Class C	2
Class C2	–
Class M	–
Printing and shareholder reports	2
Custody fees	38
Administration fees	31
Legal fees	7
Audit and accounting fees	13
Trustees fees	12
Registration fees
Class A	59
Class B	–
Class C	12
Class C2	–
Class M	1
Other	8
Distribution and service fees:
Class A	642
Class B	65
Class C	54
Class C2	8
Class M	4
Total expenses	2,454
Net Investment Income (Loss)	3,504
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	16,278
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(6,610)
Net Gain (Loss) on Investments	9,668
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,172

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Convertible Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,504	$1,785
Net realized gain (loss) from investment securities	16,278	3,558
Net unrealized appreciation (depreciation) on investment securities	(6,610)	12,078
	13,172	17,421
Distributions to Shareholders:
From net investment income:
Class A	(3,482)	(1,469)
Class B	(85)	(51)
Class C	(70)	(21)
Class C2	(11)	(17)
Class M	(6)	(7)
	(3,654)	(1,565)
From net realized gains:
Class A	(13,842)	–
Class B	(501)	–
Class C	(412)	–
Class C2	(92)	–
Class M	(37)	–
	(14,884)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,441	150,345
Class B	1,806	5,369
Class C	915	4,921
Class C2	572	761
Class M	174	234
	4,908	161,630
Dividends and distributions reinvested:
Class A	17,303	1,466
Class B	422	31
Class C	362	15
Class C2	62	11
Class M	43	7
	18,192	1,530
Cost of shares redeemed:
Class A	(1,053)	(1,341)
Class B	(2,085)	(763)
Class C	(2,547)	(219)
Class C2	(632)	(701)
Class M	(208)	(154)
	(6,525)	(3,178)
Class level exchanges:
Class C	1,631	–
Class C2	(1,164)	–
Class M	(467)	–
	–	–
Automatic conversions:
Class A	61	–
Class B	(61)	–
	–	–
	16,575	159,982
Net increase (decrease) in net assets	11,209	175,838

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	$188,423	$12,585
End of year	$199,632	$188,423
Undistributed Net Investment Income (Loss)	$104	$252
Share Activity:
Shares issued:
Class A	125	14,376
Class B	158	525
Class C	82	465
Class C2	49	73
Class M	15	24
	429	15,463
Shares issued–reinvested from distributions:
Class A	1,576	137
Class B	38	3
Class C	33	1
Class C2	6	1
Class M	4	1
	1,657	143
Shares redeemed:
Class A	(93)	(127)
Class B	(184)	(74)
Class C	(236)	(20)
Class C2	(55)	(67)
Class M	(18)	(16)
	(586)	(304)
Class level exchanges:
Class C	150	–
Class C2	(107)	–
Class M	(43)	–
	–	–
Automatic conversions:
Class A	7	–
Class B	(7)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	1,615	14,386
Class B	5	454
Class C	29	446
Class C2	(107)	7
Class M	(42)	9
	1,500	15,302

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$11.32	$0.21	$0.56	$0.77	$(0.22)	$(0.87)	$(1.09)	$11.00
	10/31/2003	9.39	0.24	1.92	2.16	(0.23)	–	(0.23)	11.32
	10/31/2002	10.00	0.14	(0.67)	(0.53)	(0.08)	–	(0.08)	9.39
Class B	10/31/2004	11.31	0.14	0.57	0.71	(0.15)	(0.87)	(1.02)	11.00
	10/31/2003	9.38	0.17	1.93	2.10	(0.17)	–	(0.17)	11.31
	10/31/2002	10.00	0.11	(0.68)	(0.57)	(0.05)	–	(0.05)	9.38
Class C	10/31/2004	11.31	0.11	0.57	0.68	(0.15)	(0.87)	(1.02)	10.97
	10/31/2003	9.36	0.17	1.95	2.12	(0.17)	–	(0.17)	11.31

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	7.06%	$188,049	1.20%	1.20%	1.83%	157%
	10/31/2003	23.49	175,175	1.33	1.33	2.27	119
	10/31/2002	(5.42)	10,205	1.73	3.85	2.59	170
Class B	10/31/2004	6.52	6,379	1.79	1.79	1.24	157
	10/31/2003	22.58	6,508	1.98	1.98	1.62	119
	10/31/2002	(5.68)	1,138	2.38	4.50	1.94	170
Class C	10/31/2004	6.33	5,204	2.05	2.05	0.98	157
	10/31/2003	22.84	5,048	1.98	1.98	1.62	119

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Convertible Securities ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Convertible Securities ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Transamerica Convertible Securities to TA IDEX Transamerica Convertible Securities.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $28 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan,

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to
A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, there were no fees. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation–Conservative	$44,748	22%
TA IDEX Asset Allocation– Moderate Growth	57,265	29%
TA IDEX Asset Allocation–Moderate	80,428	40%
Total	$182,441	91%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.75% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the fiscal year ended October 31, 2004. There are no amounts subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$192
Retained by Underwriter	5
Contingent Deferred Sales Charge	42

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $31 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $22 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amounts was $5. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$308,349
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term excluding U.S. Government	305,051
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2)
Undistributed net investment income (loss)	2

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	$–
2004 Distributions paid from:
Ordinary Income	$17,139
Long-term Capital Gain	$1,399

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$3,854
Undistributed Long-term Capital Gains	$860
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$5,294

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$237,596
Unrealized Appreciation	$5,294
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$5,294

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Convertible Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,398 for the year ended October 31, 2004.

For dividends paid during the year ended October 31, 2004, the Fund designated $1,491 as qualified dividend income.

For corporate shareholders, 8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
96.43%	0.28%	3.29%

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Transamerica Equity

MARKET ENVIRONMENT

The large-cap U.S. equity market evolved from strongly optimistic to decidedly cautious in the twelve months ended October 31, 2004. Initially, in response to sizable year-over-year corporate earnings growth and improving economic data, the Standard and Poor's 500 Composite Stock Index ("S&P 500") climbed swiftly. High-flying technology and Internet-related stocks led the advance. Later, employment growth remained below expectations, raising doubts about how long the economic recovery, earnings and stock prices could continue to improve if lack of income caused consumers to rein in their spending. Added to this were the impact of stepped-up short-term interest rates, continued geopolitical tensions and rapidly rising energy prices, all of which overshadowed generally positive trends in business spending and corporate earnings. Market leadership shifted, with many high-priced technology stocks losing ground while energy and materials companies saw double-digit gains. In the end, the S&P 500 delivered a twelve-month total return of 9.41%.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Equity, Class A returned 8.45%. By comparison its benchmark, the S&P 500, returned 9.41%.

STRATEGY REVIEW

We attribute the portfolio's strong showing to our continued emphasis on steadily growing businesses that entail relatively little business risk.

As always, the portfolio contained a relatively limited number of investments in companies that, in our view, can deliver steady growth over time, due to the strength of their management teams, stable balance sheets, considerable free cash flow, and strongly positive secular trends and competitive positions in new markets. Focusing on these and other key attributes, we seek to find companies with limited business risk, which we consider the single most important factor in controlling overall portfolio volatility.

Among the largest contributors to total return were QUALCOMM, Inc. ("QUALCOMM") and XM Satellite Radio, Inc. ("XM"), both strong competitors in new telecommunications markets, and Expeditors International of Washington, Inc., an arranger of global freight transport that has done well as economies expanded worldwide.

QUALCOMM is a leading chip supplier for Code Division Multiple Access ("CDMA")-based telecommunications devices (such as SANYO Electric Co., Inc. and Samsung Electronics Co., Ltd. cell phones). As such, it has been a major beneficiary of the rapid growth in cell phone usage worldwide, repeatedly exceeding earnings estimates in the past four quarters. XM, which provides individuals with 100 digital-quality radio channels and few commercial interruptions, caught investors' attention early in 2003 as its balance sheet improved and consumer interest in its product picked up. The company reported solid subscribership increases during the period.

The gains for these and other stocks were partially diluted by losses for IAC/InterActive Corp.("InterActive"), Intel Corporation ("Intel") (semiconductors) and State Street Corporation ("State Street"). We acquired our shares of InterActive, a conglomerate of Internet services providers, when that company purchased Expedia, Inc. ("Expedia"), the online travel reservations services. We sold those shares early in 2004 because InterActive did not fit our investment thesis as well as Expedia had. We also eliminated our positions in State Street, an investment firm where we foresee weakening fundamentals, and in Intel, which has suffered from softer than expected demand for personal computers.

Jeffrey S. Van Harte, CFA

Gary U. Rolle, CFA

Co-Fund Managers
Transamerica Investment Management, LLC.

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TA IDEX Transamerica Equity

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	8.45%	(6.13)%	3/1/00
Class A (POP)	2.49%	(7.26)%	3/1/00
S&P 500[1]	9.41%	(2.51)%	3/1/00
Class B (NAV)	7.68%	(6.81)%	3/1/00
Class B (POP)	2.68%	(7.01)%	3/1/00
Class C (NAV)	7.78%	16.87%	11/11/02
Class C (POP)	6.78%	16.87%	11/11/02

NOTES

1  The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Transamerica Equity

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,016.40	1.53%	$7.75
Hypothetical(b)	1,000.00	1,017.44	1.53	7.76
Class B
Actual	1,000.00	1,013.10	2.21	11.18
Hypothetical(b)	1,000.00	1,014.03	2.21	11.19
Class C
Actual	1,000.00	1,014.10	2.22	11.24
Hypothetical(b)	1,000.00	1,013.98	2.22	11.24

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector Breakdown
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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TA IDEX Transamerica Equity

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.5%)
Business Services (8.6%)
First Data Corp.	285,000	$11,765
Moody's Corp.	120,000	9,337
Chemicals & Allied Products (3.4%)
Praxair, Inc.	200,000	8,440
Commercial Banks (3.1%)
Northern Trust Corp.	180,000	7,657
Communication (9.9%)
EchoStar Communications Corp.–Class A (a)	225,000	7,114
Liberty Media International, Inc.–Class A (a)	225,000	8,111
XM Satellite Radio Holdings, Inc.–Class A (a)(b)	285,000	9,211
Communications Equipment (5.5%)
QUALCOMM, Inc.	325,000	13,588
Computer & Data Processing Services (7.7%)
Intuit, Inc. (a)	155,000	7,031
Microsoft Corp.	360,000	10,076
Yahoo!, Inc. (a)	50,000	1,809
Computer & Office Equipment (5.1%)
Lexmark International, Inc. (a)	78,000	6,483
Sandisk Corp. (a)(b)	295,000	6,157
Drug Stores & Proprietary Stores (3.1%)
Walgreen Co.	215,000	7,716
Fabricated Metal Products (3.4%)
Gillette Co. (The)	200,000	8,296
Hotels & Other Lodging Places (5.3%)
Marriott International, Inc.–Class A	130,000	7,084
MGM Mirage, Inc. (a)(b)	110,000	5,918
Insurance (4.4%)
WellPoint Health Networks (a)	110,000	10,743
Management Services (3.7%)
Paychex, Inc.	280,000	9,182
Manufacturing Industries (2.7%)
International Game Technology	200,000	6,608
Medical Instruments & Supplies (3.9%)
Zimmer Holdings, Inc. (a)	125,000	9,699
Personal Services (2.8%)
Weight Watchers International, Inc. (a)(b)	190,000	6,825
Pharmaceuticals (8.9%)
Allergan, Inc.	135,000	9,661
Genentech, Inc. (a)	185,000	8,423
Pfizer, Inc.	135,000	3,908

	Shares	Value
Retail Trade (4.0%)
Staples, Inc.	335,000	$9,963
Transportation & Public Utilities (4.0%)
Expeditors International of Washington, Inc.	175,000	9,993
Trucking & Warehousing (4.7%)
United Parcel Service, Inc.–Class B	145,000	11,481
Variety Stores (3.3%)
Wal-Mart Stores, Inc.	150,000	8,088
Total Common Stocks (cost: $215,991)		240,367
	Principal	Value
SECURITY LENDING COLLATERAL (8.6%)
Debt (8.0%)
Bank Notes (1.5%)
Bank of America 1.77%, due 12/03/2004 1.88%, due 12/23/2004 1.77%, due 01/18/2005 $1,042	$1,042 347 695	347 695
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	1,563	1,563
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	174	174
Commercial Paper (0.8%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	517	517
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	174	174
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	518 695	518 695
Galaxy Funding 144A 1.88%, due 11/22/2004	174	174
Euro Dollar Terms (3.8%)
Bank of Montreal 1.88%, due 11/24/2004	1,645	1,645
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	868 695 695	868 695 695
Calyon 1.70%, due 11/24/2004	92	92
Citigroup 2.06%, due 01/25/2005	1,736	1,736
Den Danske Bank 1.82%, due 11/19/2004	868	868
Dexia Group 2.04%, due 01/21/2005	403	403

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

4

TA IDEX Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	$347	$347
Royal Bank of Scotland 2.01%, due 01/20/2005	695	695
Toronto Dominion Bank 1.70%, due 11/08/2004	347	347
Wells Fargo 1.87%, due 11/22/2004	868	868
Promissory Notes (0.8%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	729 1,215	729 1,215
Repurchase Agreements (1.1%)
Merrill Lynch & Co., Inc. (c) 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $2,778 on 11/01/2004	2,778	2,778

	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	854,252	$854
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	625,133	625
Total Security Lending Collateral (cost: $21,359)		21,359
Total Investment Securities (cost: $237,350)		$261,726
SUMMARY:
Investments, at value	106.1%	$261,726
Liabilities in excess of other assets	(6.1)%	(15,139)
Net assets	100.0%	$246,587

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $20,509.

(c)  Cash collateral for the Repurchase Agreements, valued at $2,834, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to the rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $1,561 or 0.6% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

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TA IDEX Transamerica Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $237,350) (including securities loaned of $20,509)	$261,726
Cash	5,939
Receivables:
Investment securities sold	489
Shares of beneficial interest sold	546
Interest	10
Dividends	69
Other	21
268,800
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	266
Management and advisory fees	12
Distribution fees	110
Transfer agent fees	374
Payable for collateral for securities on loan	21,359
Other	92
22,213
Net Assets	$246,587
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$342,426
Accumulated net investment income (loss)	(19)
Undistributed net realized gain (loss) from investment securities	(120,196)
Net unrealized appreciation (depreciation) on investment securities	24,376
Net Assets	$246,587
Net Assets by Class:
Class A	$176,851
Class B	47,928
Class C	21,808
Shares Outstanding:
Class A	23,769
Class B	6,667
Class C	3,031
Net Asset Value Per Share:
Class A	$7.44
Class B	7.19
Class C	7.20
Maximum Offering Price Per Share (a):
Class A	$7.87

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$20
Dividends	774
Income from loaned securities–net	16
Less withholding taxes on foreign dividends	(1)
809
Expenses:
Management and advisory fees	1,067
Transfer agent fees:
Class A	219
Class B	203
Class C	31
Class C2	–
Class M	2
Printing and shareholder reports	90
Custody fees	18
Administration fees	25
Legal fees	3
Trustees fees	5
Registration fees:
Class A	26
Class B	–
Class C	17
Class C2	–
Class M	2
Distribution and service fees:
Class A	355
Class B	236
Class C	73
Class C2	9
Class M	30
Total expenses	2,411
Less:
Reimbursement of class expenses:
Class B	(123)
Class C	(25)
Net expenses	2,263
Net Investment Income (Loss)	(1,454)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	13,061
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(5,046)
Net Gain (Loss) on Investments	8,015
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,561

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

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TA IDEX Transamerica Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(1,454)	$(491)
Net realized gain (loss) from investment securities	13,061	(1,072)
Net unrealized appreciation (depreciation) on investment securities	(5,046)	14,389
	6,561	12,826
Capital Share Transactions:
Proceeds from shares sold:
Class A	60,100	37,805
Class B	3,345	2,327
Class C	4,567	1,359
Class C2	281	370
Class M	197	133
	68,490	41,994
Proceeds from fund acquisition:
Class A	62,968	–
Class B	45,759	–
Class C	899	–
Class C2	6,690	–
Class M	8,963	–
	125,279	–
Cost of shares redeemed:
Class A	(9,235)	(17,982)
Class B	(5,696)	(1,240)
Class C	(1,786)	(4)
Class C2	(302)	(706)
Class M	(741)	(379)
	(17,760)	(20,311)
Class level exchanges:
Class C	16,496	–
Class C2	(7,469)	–
Class M	(9,027)	–
	–	–
Automatic conversions:
Class A	327	–
Class B	(327)	–
	–	–
	176,009	21,683
Net increase (decrease) in net assets	182,570	34,509
Net Assets:
Beginning of year	64,017	29,508
End of year	$246,587	$64,017
Accumulated Net Investment Income (Loss)	$(19)	$–

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	8,273	6,674
Class B	475	394
Class C	650	216
Class C2	40	65
Class M	28	23
	9,466	7,372
Shares issued on fund acquisition:
Class A	8,474	–
Class B	6,356	–
Class C	125	–
Class C2	929	–
Class M	1,238	–
	17,122	–
Shares redeemed:
Class A	(1,268)	(2,972)
Class B	(809)	(209)
Class C	(254)	(1)
Class C2	(43)	(126)
Class M	(105)	(66)
	(2,479)	(3,374)
Class level exchanges:
Class C	2,295	–
Class C2	(1,035)	–
Class M	(1,254)	–
	6	–
Automatic conversions:
Class A	34	–
Class B	(46)	–
	(12)	–
Net increase (decrease) in shares outstanding:
Class A	15,513	3,702
Class B	5,976	185
Class C	2,816	215
Class C2	(109)	(61)
Class M	(93)	(43)
	24,103	3,998

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Equity

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$6.86	$(0.07)	$0.65	$0.58	$–	$–	$–	$7.44
	10/31/2003	5.52	(0.05)	1.39	1.34	–	–	–	6.86
	10/31/2002	6.38	(0.07)	(0.79)	(0.86)	–	–	–	5.52
	10/31/2001	10.16	(0.10)	(3.68)	(3.78)	–	–	–	6.38
	10/31/2000	10.00	(0.02)	0.18	0.16	–	–	–	10.16
Class B	10/31/2004	6.68	(0.11)	0.62	0.51	–	–	–	7.19
	10/31/2003	5.40	(0.09)	1.37	1.28	–	–	–	6.68
	10/31/2002	6.29	(0.12)	(0.77)	(0.89)	–	–	–	5.40
	10/31/2001	10.12	(0.16)	(3.67)	(3.83)	–	–	–	6.29
	10/31/2000	10.00	(0.06)	0.18	0.12	–	–	–	10.12
Class C	10/31/2004	6.68	(0.11)	0.63	0.52	–	–	–	7.20
	10/31/2003	5.30	(0.09)	1.47	1.38	–	–	–	6.68

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	8.45%	$176,851	1.50%	1.50%	(0.90)%	97%
	10/31/2003	24.28	56,618	1.56	1.56	(0.87)	55
	10/31/2002	(13.50)	25,127	1.74	2.32	(1.19)	19
	10/31/2001	(37.20)	2,750	1.55	2.75	(1.15)	42
	10/31/2000	1.60	3,053	1.55	6.10	(1.18)	13
Class B	10/31/2004	7.68	47,928	2.20	2.72	(1.62)	97
	10/31/2003	23.70	4,613	2.21	2.21	(1.52)	55
	10/31/2002	(14.22)	2,732	2.39	2.98	(1.84)	19
	10/31/2001	(37.78)	3,070	2.20	3.40	(1.80)	42
	10/31/2000	1.17	2,840	2.20	6.75	(1.83)	13
Class C	10/31/2004	7.78	21,808	2.20	2.55	(1.63)	97
	10/31/2003	26.04	1,435	2.21	2.21	(1.52)	55

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004 (see note 1).

The notes to the financial statements are an integral part of this report.

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Annual Report 2004

8

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Equity ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2000.

On March 1, 2004, the Fund changed its name from IDEX Transamerica Equity to TA IDEX Transamerica Equity.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX Alger Aggressive Growth pursuant to a plan of reorganization. TA IDEX Transamerica Equity is the accounting survivor. The acquisition was accomplished by a tax free exchange of 17,122 shares of the Fund for 6,508 shares of TA IDEX Alger Aggressive Growth outstanding on May 27, 2004. TA IDEX Alger Aggressive Growth's net assets at that date, $125,279, including $17,570 unrealized depreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Equity immediately before the acquisition was $86,465, the combined net assets of the Fund immediately after the acquisition was $211,744. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	8,474	$62,968
Class B	6,356	45,759
Class C	125	899
Class C2	929	6,690
Class M	1,238	8,963
		$125,279

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody Fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $58 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $7 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills,

U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•   Fiduciary accounts

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $17. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds (i.e. through the asset allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$2,966	1%
TA IDEX Asset Allocation– Growth Portfolio	42,355	17%
TA IDEX Asset Allocation– Moderate Growth Portfolio	40,837	17%
TA IDEX Asset Allocation– Moderate Portfolio	23,168	9%
Total	$109,326	44%

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints from November 1, 2003 to May 28, 2004:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

From May 29, 2004 on:

0.775% of the first $500 million of ANA
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$387
Retained by Underwriter	13
Contingent Deferred Sales Charge	49

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

The Fund paid ATFS $25 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $455 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $21. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$174,781
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	125,926
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Accumulated net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$126,857
Undistributed net investment income (loss)	1,435
Accumulated net realized gain (loss) from investment securities and futures contracts	(128,292)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$74,003	October 31, 2008
48,961	October 31, 2009
1,153	October 31, 2010
92	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $7,934. The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the period listed.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$4,764
Capital Loss Carryforward	$(124,209)
Net Unrealized Appreciation (Depreciation)	$23,626

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$238,100
Unrealized Appreciation	$26,408
Unrealized (Depreciation)	(2,782)
Net Unrealized Appreciation (Depreciation)	$23,626

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Equity (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Transamerica Equity

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of shareholders held on May 21, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX Alger Aggressive Growth (the "Acquired Fund") by TA IDEX Transamerica Equity (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
82.19%	4.10%	13.71%

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan for the Distribution of Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
76.85%	9.52%	13.63%

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Flexible Income

MARKET ENVIRONMENT

Responding to strong employment data in the March-June period, bond yields began moving decisively higher as investors concluded the economy was on a sustainable growth trajectory. Beginning in late June, the Federal Reserve Board initiated three short-term interest-rate hikes, for a total increase of 0.75% by period-end. By mid-summer, however, economic numbers softened in reaction to higher oil prices, and the upward pressure on interest rates abated. Yields reversed and began to decline with the news of the "soft patch" in domestic economic growth, a closely contested U.S. Presidential race and escalating concerns about Iraq. The Lehman Brothers U.S. Government/Credit Index ("LBGC") ended the twelve-month period with a total return of 5.57%.

Over this period, high-yield and investment-grade corporate bonds outperformed comparable-maturity Treasury bonds. Among the reasons for this were continued improvements in corporate credit profitability and credit quality, and relatively light bond issuance levels, which resulted in a favorable supply-demand ratio.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Flexible Income, Class A returned 5.72%. By comparison its benchmark, the LBGC, returned 5.57%.

STRATEGY REVIEW

We attribute the portfolio's superior results to our repositioning of the portfolio after we assumed management responsibilities on March 1, 2004. Our strategy is to consistently maximize current income while maintaining an investment-grade average quality for the portfolio. Toward that end, we may make tactical shifts (into or out of cash or high-yield bonds) to maintain as much capital as possible while preserving a steady income stream.

Since March, we have sold a large number of the relatively illiquid securities held by the prior manager, replacing them with fewer but more-liquid investments. We believe a manager can be more effective in managing portfolio risk and choosing individual investments with superior attributes when the total number of holdings is 100 or fewer.

We also have overweighted corporate bonds (vs. the benchmark index) and, within the corporate sector, emphasized economically sensitive industries, including metals, chemicals, paper and forest products, and energy. Finally, we have invested slightly more than one-third of assets in a wide variety of high-yield bonds, a market segment that is less sensitive to interest rates. The portfolio benefited from these overweightings, since both investment-grade and high-yield corporate bonds outpaced Treasuries.

On an individual basis, the portfolio's largest contributor to total return was from bonds issued by Stater Bros. Holdings Inc., a regional grocery store chain in California. The portfolio experienced no major losses during the period; however, the positive impact of the above mentioned and other bonds was partially offset by price declines in investment-grade bonds from America Movil, SA de CV, a Mexican wireless communications company, and ACE INA Holdings, Inc. ("ACE"), a provider of property, casualty, accident and health insurance. Like much of the insurance industry, ACE suffered due to allegations of bid-rigging by a major insurance broker.

Peter O. Lopez

Heidi Hu

Co-Fund Managers

Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Flexible Income

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	5.72%	6.71%	7.46%	7.55%	6/29/87
Class A (POP)	0.70%	5.68%	6.94%	7.25%	6/29/87
LBGC[1]	5.57%	7.87%	7.87%	8.17%	6/29/87
Class B (NAV)	5.13%	6.01%	–	6.22%	10/1/95
Class B (POP)	0.13%	5.85%	–	6.22%	10/1/95
Class C (NAV)	5.02%	–	–	5.18%	11/11/02
Class C (POP)	4.02%	–	–	5.18%	11/11/02

NOTES

1  The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Flexible Income

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,050.20	1.35%	$6.96
Hypothetical (b)	1,000.00	1,018.25	1.35	6.85
Class B
Actual	1,000.00	1,047.80	1.89	9.73
Hypothetical (b)	1,000.00	1,015.63	1.89	9.58
Class C
Actual	1,000.00	1,046.70	2.07	10.65
Hypothetical (b)	1,000.00	1,014.73	2.07	10.48

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2004

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (0.5%)
U.S. Treasury Bond 5.38%, due 02/15/2031 (a)	$700	$761
Total U.S. Government Obligations (cost: $760)		761
FOREIGN GOVERNMENT OBLIGATIONS (2.4%)
Royal Bank of Scotland Group PLC 7.65%, due 08/29/2049 (b)	2,000	2,417
Ainsworth Lumber Co., Ltd., 144A 5.67%, due 10/01/2010 (b)	1,000	1,010
Total Foreign Government Obligations (cost: $3,484)		3,427
MORTGAGE-BACKED SECURITIES (0.7%)
Gazprom International SA, 144A 7.20%, due 02/01/2020	1,000	1,050
Total Mortgage-Backed Securities (cost: $1,000)		1,050
CORPORATE DEBT SECURITIES (89.6%)
Agriculture (0.4%)
Michael Foods, Inc. 8.00%, due 11/15/2013	500	528
Amusement & Recreation Services (3.6%)
Boyd Gaming Corp. 6.75%, due 04/15/2014	2,500	2,622
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	500	525
Station Casinos, Inc. 6.88%, due 03/01/2016	2,000	2,125
Beverages (2.7%)
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	750	851
PepsiAmericas, Inc. 3.88%, due 09/12/2007	3,000	3,039
Business Credit Institutions (2.5%)
ChevronTexaco Capital Co. 3.50%, due 09/17/2007	1,035	1,048
Ford Motor Credit Co. 7.00%, due 10/01/2013 (a)	2,500	2,640
Chemicals & Allied Products (1.0%)
Lubrizol Corp. 5.50%, due 10/01/2014	1,500	1,512
Commercial Banks (2.1%)
Citizens Banking Corp. 5.75%, due 02/01/2013	75	77
US Bank NA 3.75%, due 02/06/2009	3,000	3,001

	Principal	Value
Communication (0.7%)
Echostar DBS Corp. 6.38%, due 10/01/2011	$1,000	$1,036
Department Stores (0.7%)
JC Penney Co., Inc. 6.88%, due 10/15/2015	1,000	1,078
Drug Stores & Proprietary Stores (0.7%)
Jean Coutu Group, Inc., 144A 8.50%, due 08/01/2014 (a)	1,000	1,020
Electric Services (5.0%)
AES Gener SA, 144A 7.50%, due 03/25/2014	2,000	2,048
Duke Energy Corp. 4.20%, due 10/01/2008	3,000	3,042
Southwestern Public Service Co., Series B 5.13%, due 11/01/2006	500	519
Texas Utilities Corp. 6.38%, due 06/15/2006	1,625	1,707
Electric, Gas & Sanitary Services (0.1%)
Public Service Co. of Colorado, Series A 6.88%, due 07/15/2009	100	112
Food & Kindred Products (4.6%)
Burns Philp Capital Property, Ltd./ Burns Philp Capital US, Inc. 9.75%, due 07/15/2012	2,000	2,200
ConAgra Foods, Inc. 9.75%, due 03/01/2021	1,900	2,670
Smithfield Foods, Inc., 144A 7.00%, due 08/01/2011	1,700	1,819
Food Stores (1.5%)
Stater Brothers Holdings 8.13%, due 06/15/2012	2,000	2,120
Furniture & Fixtures (2.9%)
Lear Corp. 7.96%, due 05/15/2005	4,067	4,174
Gas Production & Distribution (1.1%)
Pacific Energy Partners, LP / Pacific Energy Finance Corp., 144A 7.13%, due 06/15/2014 (c)	1,500	1,628
Holding & Other Investment Offices (3.9%)
EOP Operating, LP 8.38%, due 03/15/2006	2,150	2,302
Hutchison Whampoa International, Ltd., 144A 5.45%, due 11/24/2010	475	489
Raytheon Co. 3.50%, due 05/15/2006	5,500	2,903

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Hotels & Other Lodging Places (3.9%)
Circus Circus Enterprises, Inc. 7.63%, due 07/15/2013 (a)	$2,000	$2,155
Host Marriott, LP 7.13%, due 11/01/2013	2,000	2,160
Starwood Hotels & Resorts, Inc. 6.75%, due 11/15/2005	1,335	1,375
Industrial Machinery & Equipment (1.4%)
Case New Holland, Inc., 144A 6.00%, due 06/01/2009	2,000	2,000
Insurance (1.5%)
ACE Capital Trust II 9.70%, due 04/01/2030	584	762
First American Capital Trust I 8.50%, due 04/15/2012	125	142
Wellpoint Health Networks, Inc. 6.38%, due 06/15/2006	1,185	1,244
Lumber & Other Building Materials (0.7%)
Riverside Forest Products 7.88%, due 03/01/2014	1,000	1,065
Lumber & Wood Products (2.4%)
Weyerhaeuser Co. 7.38%, due 03/15/2032	3,000	3,499
Metal Mining (1.5%)
Barrick Gold Finance, Inc. 7.50%, due 05/01/2007	2,000	2,198
Mortgage Bankers & Brokers (1.8%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	2,500	2,604
Motion Pictures (5.1%)
Blockbuster, Inc., 144A 9.00%, due 09/01/2012	500	513
News America Holdings, Inc. 7.75%, due 12/01/2045	2,700	3,273
Time Warner, Inc. 7.63%, due 04/15/2031	3,000	3,554
Oil & Gas Extraction (4.7%)
Chesapeake Energy Corp. 6.88%, due 01/15/2016	2,000	2,140
Evergreen Resources, Inc. 5.88%, due 03/15/2012	2,900	2,987
Husky Oil, Ltd. 8.90%, due 08/15/2028 (b)	1,420	1,644

	Principal	Value
Paper & Allied Products (3.6%)
Domtar Inc. 7.88%, due 10/15/2011	$1,875	$2,169
International Paper Co. 5.50%, due 01/15/2014	3,000	3,096
Personal Credit Institutions (0.9%)
Capital One Bank Corp. 8.25%, due 06/15/2005	1,246	1,288
Petroleum Refining (3.0%)
Enterprise Products Operating, LP, 144A 5.60%, due 10/15/2014	1,500	1,529
Premcor Refining Group (The), Inc. 9.25%, due 02/01/2010	2,500	2,844
Primary Metal Industries (2.8%)
Alcoa, Inc. 4.25%, due 08/15/2007	2,750	2,828
Phelps Dodge Corp. 8.75%, due 06/01/2011	1,000	1,236
Printing & Publishing (2.1%)
Viacom, Inc. 7.75%, due 06/01/2005	3,000	3,095
Radio & Television Broadcasting (2.6%)
Chancellor Media Corp. 8.00%, due 11/01/2008	3,275	3,710
Restaurants (2.3%)
Brinker International, Inc. 5.75%, due 06/01/2014	3,000	3,174
Yum! Brands, Inc. 7.70%, due 07/01/2012	85	101
Security & Commodity Brokers (4.8%)
American Real Estate Partners, LP/ American Real Estate Finance Corp., 144A 8.13%, due 06/01/2012	1,000	1,055
BCP Caylux Holdings Luxembourg SCA, 144A 9.63%, due 06/15/2014	2,000	2,240
E*Trade Financial Corp., 144A 8.00%, due 06/15/2011	1,500	1,583
Goldman Sachs Group, Inc. 6.35%, due 02/15/2034	1,975	2,013
Telecommunications (6.6%)
America Movil SA de CV 5.50%, due 03/01/2014	3,000	2,948
Cincinnati Bell, Inc. 8.38%, due 01/15/2014 (a)	975	931

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Telecommunications (continued)
Liberty Media Corp. 5.70%, due 05/15/2013	$3,000	$3,030
Sprint Capital Corp. 7.13%, due 01/30/2006	2,500	2,630
Transportation & Public Utilities (0.1%)
Plains All American Pipeline Co. 5.63%, due 12/15/2013	100	104
Transportation Equipment (0.7%)
Bombardier Recreational Products, Inc., 144A 8.38%, due 12/15/2013 (a)	1,000	1,075
Water Transportation (0.8%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	1,000	1,190
Wholesale Trade Nondurable Goods (2.8%)
Domino's, Inc. 8.25%, due 07/01/2011	1,750	1,916
Unilever Capital Corp. 6.88%, due 11/01/2005	2,000	2,084
Total Corporate Debt Securities (cost: $128,698)		130,019
CONVERTIBLE BONDS (0.8%)
Retail Trade (0.8%)
Dick's Sporting Goods, Inc., 144A 1.61%, due 02/18/2024 (d)	1,500	1,166
Total Convertible Bonds (cost: $1,069)		1,166
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.3%)
Business Credit Institutions (0.3%)
Sovereign Capital Trust II	9,500	$450
Total Convertible Preferred Stocks (cost: $475)		450
PREFERRED STOCKS (2.5%)
Holding & Other Investment Offices (0.0%)
Saul Centers, Inc.	1,850	49
Telecommunications (2.5%)
Centaur Funding Corp.–Class B, 144A	2,750	3,604
Total Preferred Stocks (cost: $3,611)		3,653
COMMON STOCKS (0.0%)
Telecommunications (0.0%)
Versatel Telecom International NV Warrants, Expires 5/15/2008 (c)	75	–(e)
Total Common Stocks (cost: $0)		–

	Principal	Value
SECURITY LENDING COLLATERAL (5.4%)
Debt (5.0%)
Bank Notes (1.0%)
Bank of America 1.77%, due 12/03/2004	$384	$384
1.88%, due 12/23/2004	128	128
1.77%, due 01/18/2005	256	256
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	575	575
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	64	64
Commercial Paper (0.5%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	190	190
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	64	64
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	191	191
1.75%, due 11/10/2004	256	256
Galaxy Funding 144A 1.88%, due 11/22/2004	64	64
Euro Dollar Terms (2.3%)
Bank of Montreal 1.88%, due 11/24/2004	606	606
BNP Paribas 1.77%, due 11/10/2004	320	320
1.80%, due 11/23/2004	256	256
1.98%, due 12/27/2004	256	256
Calyon 1.70%, due 11/24/2004	34	34
Citigroup 2.06%, due 01/25/2005	639	639
Den Danske Bank 1.82%, due 11/19/2004	320	320
Dexia Group 2.04%, due 01/21/2005	148	148
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	128	128
Royal Bank of Scotland 2.01%, due 01/20/2005	256	256
Toronto Dominion Bank 1.70%, due 11/08/2004	128	128
Wells Fargo 1.87%, due 11/22/2004	320	320

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.5%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	$268	$268
1.88%, due 01/27/2005	447	447
Repurchase Agreements (0.7%)
Merrill Lynch & Co., Inc. (f) 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $1,023 on 11/01/04	1,023	1,023

	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	314,575	$314
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	230,202	230
Total Security Lending Collateral (cost: $7,865)		7,865
Total Investment Securities (cost: $146,962)		$148,391
SUMMARY:
Investments, at value	102.2%	$148,391
Liabilities in excess of other assets	(2.2)%	(3,177)
Net assets	100.0%	$145,214

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $7,674.

(b)  Floating or variable rate note. Rate is listed as of October 31, 2004.

(c)  No dividends were paid during the preceding twelve months.

(d)  Securities are stepbonds. Dick's Sporting Goods, Inc.–144A has a coupon rate of 1.61% until 02/18/2009, thereafter the coupon rate will be 0.00%.

(e)  Value is less than $1.

(f)  Cash collateral for the Repurchase Agreements, valued at $1044, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $24,404 or 16.81% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Flexible Income

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $146,962) (including securities loaned of $7,674)	$148,391
Cash	609
Receivables:
Investment securities sold	4,272
Shares of beneficial interest sold	4
Interest	2,402
Other	10
155,688
Liabilities:
Investment securities purchased	2,177
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	126
Management and advisory fees	98
Distribution fees	79
Transfer agent fees	59
Payable for collateral for securities on loan	7,865
Other	70
10,474
Net Assets	$145,214
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$143,792
Undistributed net investment income (loss)	(5)
Accumulated net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	–
Net unrealized appreciation (depreciation) on investment securities	1,427
Net Assets	$145,214
Net Assets by Class:
Class A	$80,201
Class B	45,338
Class C	19,675
Shares Outstanding:
Class A	8,286
Class B	4,684
Class C	2,036
Net Asset Value Per Share:
Class A	$9.68
Class B	9.68
Class C	9.67
Maximum Offering Price Per Share (a):
Class A	$10.16

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$9,098
Dividends	167
Income from loaned securities–net	34
9,299
Expenses:
Management and advisory fees	1,325
Transfer agent fees
Class A	122
Class B	63
Class C	10
Class C2	13
Class M	17
Printing and shareholder reports	37
Custody fees	49
Administration fees	26
Legal fees	6
Audit and accounting fees	13
Trustees fees	10
Registration fees
Class A	29
Class B	8
Class C	12
Class C2	2
Class M	4
Other	9
Distribution and service fees:
Class A	294
Class B	548
Class C	97
Class C2	66
Class M	85
Total expenses	2,845
Net Investment Income (Loss)	6,454
Net Realized Gain (Loss) from:
Investment securities	8,018
Futures contracts	(1,010)
Foreign currency transactions	(390)
6,618
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(4,963)
Net Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	1,655
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,109

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Flexible Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$6,454	$6,384
Net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	6,618	3,731
Net unrealized appreciation (depreciation) on investment securities	(4,963)	1,116
	8,109	11,231
Distributions to Shareholders:
From net investment income:
Class A	(3,599)	(3,126)
Class B	(1,963)	(2,115)
Class C	(364)	(130)
Class C2	(212)	(470)
Class M	(348)	(449)
	(6,486)	(6,290)
From net realized gains:
Class A	(5,266)	–
Class B	(3,484)	–
Class C	(374)	–
Class C2	(586)	–
Class M	(655)	–
	(10,365)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	7,550	81,059
Class B	4,072	28,769
Class C	1,036	10,260
Class C2	679	9,606
Class M	218	2,737
	13,555	132,431
Dividends and distributions reinvested:
Class A	8,515	2,920
Class B	4,363	1,678
Class C	537	101
Class C2	629	366
Class M	931	403
	14,975	5,468
Cost of shares redeemed:
Class A	(19,408)	(60,370)
Class B	(29,607)	(29,848)
Class C	(6,101)	(2,214)
Class C2	(7,240)	(13,557)
Class M	(4,561)	(6,886)
	(66,917)	(112,875)
Class level exchanges:
Class C	15,979	–
Class C2	(7,462)	–
Class M	(8,517)	–
	–	–
	(38,387)	25,024
Net increase (decrease) in net assets	(47,129)	29,965

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	192,343	162,378
End of year	$145,214	$192,343
Undistributed Net Investment Income (Loss)	$(5)	$330
Share Activity:
Shares issued:
Class A	761	8,049
Class B	411	2,820
Class C	107	1,008
Class C2	68	940
Class M	22	266
	1,369	13,083
Shares issued–reinvested from distributions:
Class A	889	287
Class B	455	165
Class C	56	10
Class C2	65	36
Class M	98	40
	1,563	538
Shares redeemed:
Class A	(1,972)	(5,946)
Class B	(2,995)	(2,936)
Class C	(622)	(216)
Class C2	(718)	(1,335)
Class M	(464)	(679)
	(6,771)	(11,112)
Class level exchanges:
Class C	1,693	–
Class C2	(806)	–
Class M	(887)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(322)	2,390
Class B	(2,129)	49
Class C	1,234	802
Class C2	(1,391)	(359)
Class M	(1,231)	(373)
	(3,839)	2,509

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Flexible Income

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$10.21	$0.41	$0.11	$0.52	$(0.42)	$(0.63)	$(1.05)	$9.68
	10/31/2003	9.94	0.36	0.27	0.63	(0.36)	–	(0.36)	10.21
	10/31/2002	9.99	0.40	0.02	0.42	(0.41)	(0.06)	(0.47)	9.94
	10/31/2001	9.26	0.47	0.71	1.18	(0.45)	–	(0.45)	9.99
	10/31/2000	9.46	0.57	(0.19)	0.38	(0.58)	–	(0.58)	9.26
Class B	10/31/2004	10.20	0.35	0.12	0.47	(0.36)	(0.63)	(0.99)	9.68
	10/31/2003	9.94	0.30	0.25	0.55	(0.29)	–	(0.29)	10.20
	10/31/2002	9.99	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	9.94
	10/31/2001	9.26	0.37	0.74	1.11	(0.38)	–	(0.38)	9.99
	10/31/2000	9.46	0.51	(0.19)	0.32	(0.52)	–	(0.52)	9.26
Class C	10/31/2004	10.20	0.36	0.10	0.46	(0.36)	(0.63)	(0.99)	9.67
	10/31/2003	9.98	0.29	0.22	0.51	(0.29)	–	(0.29)	10.20

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	5.72%	$80,201	1.43%	1.43%	4.25%	169%
	10/31/2003	6.39	87,898	1.49	1.50	3.56	164
	10/31/2002	4.45	61,815	1.62	1.65	4.23	245
	10/31/2001	13.14	29,600	1.68	1.70	4.84	315
	10/31/2000	4.10	16,530	1.84	1.87	6.17	166
Class B	10/31/2004	5.13	45,338	2.03	2.03	3.61	169
	10/31/2003	5.59	69,502	2.14	2.15	2.91	164
	10/31/2002	3.83	67,220	2.27	2.30	3.58	245
	10/31/2001	12.28	40,435	2.33	2.35	4.19	315
	10/31/2000	3.46	14,008	2.49	2.51	5.52	166
Class C	10/31/2004	5.02	19,675	2.10	2.10	3.74	169
	10/31/2003	5.16	8,178	2.14	2.15	2.91	164

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average numbre of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Flexible Income ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on June 29, 1987.

On March 1, 2004, the Fund changed its name from IDEX Janus Flexible Income to TA IDEX Transamerica Flexible Income and changed its sub-adviser from Janus Capital Management, LLC to Transamerica Investment Management, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares of the Transamerica IDEX Mutual Funds funds were offered for investment to the strategic asset allocation funds of AEGON/Transactions Series Fund, Inc. (ATSF): ATSF Asset Allocation–Conservative Portfolio, ATSF Asset Allocation–Growth Portfolio, ATSF Asset Allocation–Moderate Growth Portfolio and ATSF Asset Allocation–Moderate Portfolio on November 8, 2004.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using closing exchange rates. Many foreign securities markets are open for trading at times when the U.S. markets are closed for trading, and many foreign securities markets close for trading before the close of the NYSE. The value of foreign securities may be affected significantly on a day that the NYSE is closed and an investor is unable to purchase or redeem shares. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." If market quotations are not readily available, and the impact of such a significant market event materially effects the net asset value per share of the Fund, an affected portfolio security will be valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee. Factors that may be considered to value foreign securities at fair market value may include, among others: the value of other securities traded on other markets, foreign currency exchange activity and the trading of financial products tied to foreign securities.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

The Fund values its investment securities at fair value based upon procedures approved by the Board of Trustees on days when significant events occur after the close of the principal exchange on which the securities are traded, and as a result, are expected to materially effect the value of investments.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is inlcuded in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $14 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest Income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at October 31, 2004.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

There were no open futures contracts at October 31, 2004.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to
A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$14,575	10%
TA IDEX Asset Allocation– Moderate Growth Portfolio	14,244	10%
TA IDEX Asset Allocation– Moderate Portfolio	24,088	17%
Total	$52,907	37%

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13

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2003 to February 28, 2004:
  0.875% of the first $100 million of ANA
  0.775% of the next $150 million of ANA
  0.675% of ANA over $250 million

From March 1, 2004 on:
  0.80% of the first $100 million of ANA
  0.775% of the next $150 million of ANA
  0.675% of ANA over $250 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.50% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the fiscal year ended October 31, 2004. There were no amounts subject to recapture at October 31, 2004.

Prior to March 1, 2004, the sub-adviser, Janus Capital Management, LLC ("Janus") acted as the sub-adviser. Janus had agreed to a pricing discount based on the aggregate assets that they manage in the AEGON/Transamerica Series Fund, Inc. and Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the period from November 1, 2003 through February 29, 2004, was $1.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$339
Retained by Underwriter	11
Contingent Deferred Sales Charge	262

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $26 for the year ended October 31, 2004.

Transfer agent fees: The fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $225 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $9. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$212,437
U.S. Government	58,186
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	206,737
U.S. Government	114,004

Transamerica IDEX Mutual Funds

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14

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to foreign currency transactions.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(331)
Undistributed net investment income (loss)	(303)
Accumulated net realized gain (loss) from investment securities, futures contracts and foreign currency transactions	634

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$6,290
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	9,500
Long-term capital gain	7,022
Return of capital	329

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$1,429

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$146,962
Unrealized Appreciation	$2,819
Unrealized (Depreciation)	(1,390)
Net Unrealized Appreciation (Depreciation)	$1,429

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Flexible Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Flexible Income (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

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Annual Report 2004

16

TA IDEX Transamerica Flexible Income

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $7,022 for the year ended October 31, 2004.

For dividends paid during the year ended October 31, 2004, the Fund designates $47 as qualified dividend income.

For corporate shareholders, 2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
72.51%	13.97%	13.52%

Transamerica IDEX Mutual Funds

Annual Report 2004

17

TA IDEX Transamerica Growth Opportunities

MARKET ENVIRONMENT

The 12 months ended October 31, 2004, unfolded largely as we anticipated. U.S. equity markets delivered more modest returns than previously and were noticeably volatile.

In response to signs that the pace of U.S. economic growth was accelerating, investors initially showed a strong affinity for stocks in industries like technology and casinos/gambling; stocks that had led the 2003 market rally (e.g., air transportation and equipment manufacturers) retrenched. Later, economic data suggested that, while growing, the economy was not expanding rapidly. Business and consumer spending proved less robust than generally expected. One primary reason was sharply rising oil prices by summer, the result of supply disruptions combined with burgeoning demand from developing nations like China. This, too, caused a rotation in market leadership. High-flying technology stocks lost their momentum, while the energy, raw materials and transportation sectors posted strong gains.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Growth Opportunities, Class A returned 11.09%. By comparison its benchmark, the Russell 2500 Growth Index, returned 6.14%.

STRATEGY REVIEW

We attribute the portfolio's superior results to our highly selective approach to technology, an area where we have a heightened sensitivity to the business risks, and to the consistent mix of conservative and aggressive stocks in the portfolio. We strive to maintain a predominance of steadily growing companies in a variety of industries, each with positive secular trends, strong free cash flow, savvy management and sustainable competitive advantages. We complement this core portfolio with a small number of investments in early-stage and turnaround opportunities with similar attributes. The portfolio's major contributors to performance were a mixture of these steady growers (Expeditors International of Washington, Inc. ("Expeditors"), C. H. Robinson Worldwide, Inc. ("C.H. Robinson") and BlackRock, Inc. ("BlackRock")) and more aggressive investments (Gemstar – TV Guide International, Inc. ("Gemstar") and McAfee, Inc. ("McAfee")).

Expeditors and C. H. Robinson, both facilitators of global freight transport, are organically growing companies, and we believe each has benefited from rising demand as the worldwide economy expands. As for Blackrock, one of the nation's largest fixed-income asset managers, we have long had faith in its management team but were still pleasantly surprised by their well-priced acquisition of an equity asset management group.

Gemstar is a prime example of what we consider an early-stage opportunity. This publisher of TV Guide Magazine also produces on-screen program guides for cable TV systems. In our opinion, a relatively new management team has done an admirable job of building relationships with cable providers and strengthening the company's finances. At the same time, consumer acceptance of digital TV is boosting demand for Gemstar's on-line services.

Likewise, we are impressed with the priorities of management at McAfee, one of two dominant providers for computer-security software. A relatively new chief executive officer is refocusing McAfee on its core business of personal computer security, where recurring revenues and scalability are both advantages.

Two other companies where we counted on strong management were DeVrY Inc. ("DeVrY"), which provides education for technology workers, and BARRA, Inc. ("BARRA"), an investment manager and provider of investment data. Both were disappointments during this period, largely due to poor decisions about capital structure (BARRA) and weak execution (DeVrY). We are re-evaluating our exposure to DeVrY and sold our position in BARRA.

Christopher J. Bonavico, CFA

Kenneth F. Broad, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Growth Opportunities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	11.09%	(8.49)%	3/1/00
Class A (POP)	4.98%	(9.59)%	3/1/00
Russell 2500[1]	6.14%	(9.21)%	3/1/00
Class B (NAV)	10.02%	(9.20)%	3/1/00
Class B (POP)	5.02%	(9.40)%	3/1/00
Class C (NAV)	10.19%	17.78%	11/11/02
Class C (POP)	9.19%	17.78%	11/11/02

NOTES

1  The Russell 2500 Growth (Russell 2500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 –1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Growth Opportunities

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period(a)
Class A
Actual	$1,000.00	$1,001.50	1.21%	$6.09
Hypothetical (b)	1,000.00	1,019.05	1.21	6.14
Class B
Actual	1,000.00	996.90	2.42	12.15
Hypothetical (b)	1,000.00	1,012.97	2.42	12.25
Class C
Actual	1,000.00	998.40	2.40	12.06
Hypothetical (b)	1,000.00	1,013.07	2.40	12.19

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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Annual Report 2004

3

TA IDEX Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.7%)
Apparel & Accessory Stores (0.1%)
Ross Stores, Inc. (a)	9,600	$252
Automotive Dealers & Service Stations (0.2%)
O'Reilly Automotive, Inc. (a)(b)	17,500	754
Business Services (0.0%)
Getty Images, Inc. (a)(b)	400	24
Communication (3.2%)
Global Payments, Inc. (a)	197,000	10,788
Computer & Data Processing Services (19.1%)
GTECH Holdings Corp.	780,000	18,463
McAfee, Inc. (b)	492,000	11,906
RealNetworks, Inc. (b)	3,314,500	16,075
SkillSoft PLC, Sponsored ADR (b)	2,580,000	17,673
Computer & Office Equipment (4.1%)
CDW Corp.	13,900	862
Sandisk Corp. (a)(b)	550,000	11,478
Symbol Technologies, Inc.	11,300	166
Zebra Technologies Corp.–Class A (b)	25,425	1,347
Educational Services (3.3%)
DeVry, Inc. (a)(b)	770,000	11,242
Electronic & Other Electric Equipment (5.0%)
Gemstar-TV Guide International, Inc. (b)	2,950,000	16,962
Environmental Services (0.2%)
Stericycle, Inc. (b)	15,300	694
Furniture & Home Furnishings Stores (3.7%)
Tuesday Morning Corp. (a)(b)	377,700	12,328
Health Services (0.1%)
Lincare Holdings, Inc. (a)(b)	10,900	401
Industrial Machinery & Equipment (3.2%)
Graco, Inc.	275,000	9,460
Varian Medical Systems, Inc. (a)(b)	31,000	1,245
Management Services (4.9%)
ServiceMaster Co. (The)	1,275,000	16,371
Medical Instruments & Supplies (4.8%)
Dentsply International, Inc.	15,200	791
Integra LifeSciences Holdings Corp. (b)	5,500	176
Resmed, Inc. (a)(b)	15,500	728
Techne Corp. (b)	400,000	14,408
Oil & Gas Extraction (3.3%)
EOG Resources, Inc.	165,000	10,982

	Shares	Value
Paper & Allied Products (6.0%)
Packaging Corp. of America	612,400	$13,430
Pactiv Corp. (b)	280,550	6,646
Personal Credit Institutions (4.3%)
Financial Federal Corp. (a)(b)	392,100	14,629
Personal Services (8.0%)
Jackson Hewitt Tax Service, Inc.	490,000	10,290
Weight Watchers International, Inc. (a)(b)	460,500	16,541
Pharmaceuticals (0.2%)
Henry Schein, Inc. (b)	11,500	727
Restaurants (5.3%)
IHOP Corp.	461,850	17,689
Security & Commodity Brokers (4.7%)
Blackrock, Inc.–Class A (a)	215,000	15,803
Stone, Clay & Glass Products (4.9%)
Gentex Corp. (a)	505,000	16,670
Transportation & Public Utilities (11.1%)
CH Robinson Worldwide, Inc. (a)	340,000	18,340
Expeditors International of Washington, Inc.	335,000	19,129
Total Common Stocks (cost: $286,234)		335,470
	Principal	Value
SECURITY LENDING COLLATERAL (19.6%)
Debt (18.2%)
Bank Notes (3.5%)
Bank of America 1.77%, due 12/03/2004 1.88%, due 12/23/2004 1.77%, due 01/18/2005	$3,218 1,073 2,146	$3,218 1,073 2,146
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	4,828	4,828
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	536	536
Commercial Paper (1.9%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	1,597	1,597
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	536	536
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	1,600 2,146	1,600 2,146
Galaxy Funding 144A 1.88%, due 11/22/2004	536	536

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (8.5%)
Bank of Montreal 1.88%, due 11/24/2004	$ 5,081	$5,081
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	2,682 2,146 2,146	2,682 2,146 2,146
Calyon 1.70%, due 11/24/2004	283	283
Citigroup 2.06%, due 01/25/2005	5,364	5,364
Den Danske Bank 1.82%, due 11/19/2004	2,682	2,682
Dexia Group 2.04%, due 01/21/2005	1,244	1,244
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	1,073	1,073
Royal Bank of Scotland 2.01%, due 01/20/2005	2,146	2,146
Toronto Dominion Bank 1.70%, due 11/08/2004	1,073	1,073
Wells Fargo 1.87%, due 11/22/2004	2,682	2,682

	Principal	Value
Promissory Notes (1.8%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	$2,253 3,755	$2,253 3,755
Repurchase Agreements (2.5%) (c)
Merrill Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/04 to be repurchased at $8,584 on 11/01/04	8,583	8,583
	Shares	Value
Investment Companies (1.4%)
Money Market Funds (1.4%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	2,638,838	$2,639
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	1,931,074	1,931
Total Security Lending Collateral (cost: $65,979)		65,979
Total Investment Securities (cost: $352,213)		$401,449
SUMMARY:
Investments, at value	119.3%	$401,449
Liabilities in excess of other assets	(19.3)%	(64,844)
Net assets	100.0%	$336,605

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $63,882.

(b)  No dividends were paid during the preceding twelve months.

(c)  Cash collateral for the Repurchase Agreements, valued at $8,754, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00% - 9.75% and 05/15/2005 - 9/15/2033, respectively.

DEFINITIONS:

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated $4,818 or 1.4% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Growth Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $352,213) (including securities loaned of $63,882)	$401,449
Receivables:
Investment securities sold	2,066
Shares of beneficial interest sold	228
Interest	14
Dividends	217
Other	11
403,985
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	283
Management and advisory fees	96
Distribution fees	160
Transfer agent fees	396
Due to custodian	354
Payable for collateral for securities on loan	65,979
Other	112
67,380
Net Assets	$336,605
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$613,374
Accumulated net investment income (loss)	(18)
Accumulated net realized gain (loss) from investment securities	(325,987)
Net unrealized appreciation (depreciation) on Investment Securities	49,236
Net Assets	$336,605
Net Assets by Class:
Class A	$230,633
Class B	77,869
Class C	28,103
Shares Outstanding:
Class A	34,871
Class B	12,228
Class C	4,406
Net Asset Value Per Share:
Class A	$6.61
Class B	6.37
Class C	6.38
Maximum Offering Price Per Share (a):
Class A	$6.99

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$67
Dividends	2,647
Income from loaned securities–net	35
2,749
Expenses:
Management and advisory fees	2,280
Transfer agent fees:
Class A	406
Class B	523
Class C	60
Class C2	25
Class M	33
Printing and shareholder reports	103
Custody fees	33
Administration fees	44
Legal fees	9
Trustees fees	16
Registration fees:
Class A	–
Class B	–
Class C	5
Class C2	1
Class M	–
Other	3
Distribution and service fees:
Class A	698
Class B	644
Class C	77
Class C2	62
Class M	85
Total expenses	5,107
Less:
Reimbursement of Class expenses Class B	(154)
Class C	(19)
Net expenses	4,934
Net Investment Income (Loss)	(2,185)
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	27,965
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(220)
Net Gain (Loss) on Investment Securities	27,745
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,560

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Growth Opportunities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(2,185)	$(1,618)
Net realized gain (loss) from investment securities	27,965	(7,453)
Net unrealized appreciation (depreciation) on investment securities	(220)	50,490
	25,560	41,419
Capital Share Transactions:
Proceeds from shares sold:
Class A	70,124	19,246
Class B	5,768	36,877
Class C	2,253	–
Class C2	800	17,492
Class M	482	16,502
	79,427	90,117
Proceeds from fund acquisition:
Class A	18,269	33,925
Class B	28,710	38,948
Class C	783	280
Class C2	5,594	7,034
Class M	3,540	8,373
	56,896	88,560
Cost of shares redeemed:
Class A	(23,471)	(7,951)
Class B	(14,231)	(7,834)
Class C	(2,369)	(1,116)
Class C2	(2,125)	(2,186)
Class M	(2,585)	(2,568)
	(44,781)	(21,655)
Class level exchanges:
Class C	26,644	–
Class C2	(14,565)	–
Class M	(12,079)	–
	–	–
Automatic conversions:
Class A	268	–
Class B	(268)	–
	–	–
	91,542	157,022
Net increase (decrease) in net assets	117,102	198,441
Net Assets:
Beginning of year	219,503	21,062
End of year	$336,605	$219,503
Accumulated Net Investment Income (Loss)	$(18)	$(13)

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	10,916	16,179
Class B	921	581
Class C	363	125
Class C2	129	172
Class M	77	79
	12,406	17,136
Shares issued on fund acquisition:
Class A	2,818	7,472
Class B	4,571	8,792
Class C	125	63
Class C2	891	1,588
Class M	561	1,886
	8,966	19,801
Shares redeemed:
Class A	(3,649)	(1,537)
Class B	(2,289)	(1,559)
Class C	(377)	(105)
Class C2	(343)	(436)
Class M	(415)	(508)
	(7,073)	(4,145)
Class level exchanges:
Class C	4,213	–
Class C2	(2,335)	–
Class M	(1,874)	–
	4	–
Automatic conversions:
Class A	33	–
Class B	(43)	–
	(10)	–
Net increase (decrease) in shares outstanding:
Class A	10,118	22,114
Class B	3,160	7,814
Class C	4,324	83
Class C2	(1,658)	1,324
Class M	(1,651)	1,457
	14,293	32,792

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Growth Opportunities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$5.95	$(0.03)	$0.69	$0.66	$–	$–	$–	$6.61
	10/31/2003	4.81	(0.06)	1.20	1.14	–	–	–	5.95
	10/31/2002	4.81	(0.06)	0.06	–	–	–	–	4.81
	10/31/2001	8.70	(0.07)	(3.82)	(3.89)	–	–	–	4.81
	10/31/2000	10.00	(0.02)	(1.28)	(1.30)	–	–	–	8.70
Class B	10/31/2004	5.79	(0.09)	0.67	0.58	–	–	–	6.37
	10/31/2003	4.70	(0.09)	1.18	1.09	–	–	–	5.79
	10/31/2002	4.73	(0.11)	0.08	(0.03)	–	–	–	4.70
	10/31/2001	8.66	(0.10)	(3.83)	(3.93)	–	–	–	4.73
	10/31/2000	10.00	(0.06)	(1.28)	(1.34)	–	–	–	8.66
Class C	10/31/2004	5.79	(0.10)	0.69	0.59	–	–	–	6.38
	10/31/2003	4.62	(0.09)	1.26	1.17	–	–	–	5.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	11.09%	$230,633	1.43%	1.43%	(0.47)%	43%
	10/31/2003	23.70	147,340	1.75	2.21	(1.11)	97
	10/31/2002	0.05	12,687	1.74	2.53	(1.35)	32
	10/31/2001	(44.76)	3,807	1.55	2.83	(1.11)	59
	10/31/2000	(12.96)	3,726	1.55	4.54	(1.23)	19
Class B	10/31/2004	10.02	77,869	2.40	2.64	(1.44)	43
	10/31/2003	23.19	52,492	2.41	2.87	(1.76)	97
	10/31/2002	(0.70)	5,897	2.39	3.18	(2.00)	32
	10/31/2001	(45.35)	4,513	2.20	3.48	(1.76)	59
	10/31/2000	(13.39)	4,366	2.20	5.19	(1.88)	19
Class C	10/31/2004	10.19	28,103	2.40	2.65	(1.58)	43
	10/31/2003	25.32	483	2.42	2.89	(1.78)	97

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Growth Opportunities ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Growth Opportunities ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2000.

On March 1, 2004, the Fund changed its name from IDEX Transamerica Growth Opportunities to TA IDEX Transamerica Growth Opportunities.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX PBHG Mid Cap Growth pursuant to a plan of reorganization. TA IDEX Transamerica Growth Opportunities is the accounting survivor. The acquisition was accomplished by a tax free exchange of 8,966 shares of the Fund for 6,421 shares of TA IDEX PBHG Mid Cap Growth outstanding on May 27, 2004. TA IDEX PBHG Mid Cap Growth's net assets at that date, $56,896, including $10,809 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Growth Opportunities immediately before the acquisition was $275,349, the combined net assets of the Fund immediately after the acquisition was $332,245. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	2,818	$18,269
Class B	4,571	28,710
Class C	125	783
Class C2	891	5,594
Class M	561	3,540
		$56,896

On March 1, 2003, the Fund acquired all the net assets of IDEX Janus Capital Appreciation pursuant to a plan of reorganization approved by shareholders of IDEX Janus Capital Appreciation on February 12, 2003. The acquisition was accomplished by a tax-free exchange of 19,801 shares of the Fund for the 8,814 shares of IDEX Janus Capital Appreciation outstanding on February 28, 2003. IDEX Janus Capital Appreciation's net assets at that date $88,560, including $11,239 unrealized depreciation, were combined with those of the Fund. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	7,472	$33,925
Class B	8,792	38,948
Class C	63	280
Class C2	1,588	7,034
Class M	1,886	8,373
		$88,560

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations. At October 31, 2004, the Fund had $354 in cash overdrafts reflected as Due to Custodian in the Statement of Assets and Liabilities.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Commission recaptured during the year ended October 31, 2004, of $18 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $15 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $9. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation- Conservative Portfolio	$6,436	2%
TA IDEX Asset Allocation- Growth Portfolio	48,494	14%
TA IDEX Asset Allocation-Moderate Growth Portfolio	78,682	23%
TA IDEX Asset Allocation- Moderate Portfolio	34,296	10%
Total	$167,908	49%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints from November 1, 2003 to May 28, 2004:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

From May 29, 2004 on:

0.80% of the first $250 million of ANA
0.75% of the next $500 million
0.70% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$551
Retained by Underwriter	27
Contingent Deferred Sales Charge	159

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $44 for the year ended October 31, 2004.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge.  The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $1,047 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $9. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$170,241
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	114,158
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited
shares authorized  $  22,558

Undistributed net investment income (loss)	2,180
Accumulated net realized gain (loss) from investment securities	(24,738)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$205,155	October 31, 2008
108,685	October 31, 2009
4,618	October 31, 2010
7,437	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2004 was $26,988. $90,802 of capital loss carryforward was disallowed due to capital loss carryforward limitations related to fund acquisitions.

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(325,895)
Net Unrealized Appreciation (Depreciation)	$49,145

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$352,304
Unrealized Appreciation	$60,235
Unrealized (Depreciation)	(11,090)
Net Unrealized Appreciation (Depreciation)	$49,145

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Growth Opportunities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Growth Opportunities (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Transamerica Growth Opportunities

SUPPLEMENTAL INFORMATION
RESULTS OF SHAREHOLDER PROXY (unaudited)

At a special meeting of shareholders held on May 21, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of TA IDEX PBHG Mid Cap Growth (the "Acquired Fund") by TA IDEX Transamerica Growth Opportunities (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
82.47%	3.67%	13.86%

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
76.75%	11.00%	12.25%

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Money Market

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,002.80	0.85%	$4.28
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32
Class B
Actual	1,000.00	1,000.70	1.28	6.44
Hypothetical (b)	1,000.00	1,018.70	1.28	6.50
Class C
Actual	1,000.00	1,000.70	0.99	4.98
Hypothetical (b)	1,000.00	1,020.16	0.99	5.03

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
at October 31, 2004

This chart represents the percentage breakdown by maturity date of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Money Market

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (87.1%)
Asset-Backed (11.0%)
CAFCO LLC, 144A 2.03%, due 01/05/2005	$3,200	$3,188
2.05%, due 01/07/2005	4,600	4,582
2.00%, due 01/19/2005	4,600	4,579
Delaware Funding Corp., 144A 1.78%, due 11/03/2004	2,400	2,399
1.78%, due 11/04/2004	1,100	1,100
1.78%, due 11/05/2004	4,000	3,999
1.78%, due 11/10/2004	1,600	1,599
1.90%, due 12/06/2004	3,100	3,094
Receivables Capital Corp., 144A 1.63%, due 11/01/2004	500	500
1.73%, due 12/01/2004	2,200	2,197
Beverages (1.3%)
Coca-Cola Co. (The) 1.71%, due 11/01/2004	3,250	3,250
Business Credit Institutions (9.2%)
AIG Funding, Inc. 1.53%, due 11/04/2004	4,770	4,769
1.80%, due 11/23/2004	5,700	5,693
Old Line Funding Corp., 144A 1.72%, due 11/01/2004	2,100	2,100
1.67%, due 11/03/2004	2,100	2,100
1.71%, due 11/08/2004	2,500	2,499
1.79%, due 11/15/2004	450	450
1.67%, due 11/22/2004	1,600	1,598
1.90%, due 12/06/2004	3,500	3,493
Chemicals & Allied Products (4.9%)
Dupont EI de Nemours Co. 1.75%, due 11/02/2004	6,100	6,099
1.76%, due 11/12/2004	2,300	2,299
1.76%, due 11/16/2004	3,700	3,697
Commercial Banks (9.8%)
Bank of America Corp. 1.77%, due 11/10/2004	850	850
1.96%, due 01/03/2005	2,050	2,043
Ranger Funding Co. LLC, 144A 1.87%, due 11/22/2004	2,050	2,048
1.92%, due 12/09/2004	1,900	1,896
UBS Finance Delaware LLC 1.71%, due 11/03/2004	2,900	2,899
1.79%, due 11/15/2004	1,800	1,799
1.82%, due 11/18/2004	1,600	1,598
1.85%, due 11/29/2004	3,600	3,594
1.87%, due 12/14/2004	1,400	1,397
2.05%, due 01/25/2005	1,000	995
Wells Fargo & Co. 1.98%, due 03/24/2005	5,250	5,252

	Principal	Value
Food & Kindred Products (1.6%)
Nestle Capital Corp., 144A 1.52%, due 11/05/2004	$1,800	$1,800
1.77%, due 11/12/2004	2,250	2,249
Industrial Machinery & Equipment (4.8%)
Caterpillar Financial Services Corp. 2.40%, due 01/31/2005	8,150	8,156
4.69%, due 04/25/2005	2,400	2,428
Caterpillar, Inc. 1.75%, due 11/17/2004	1,200	1,199
Insurance Agents, Brokers & Service (4.7%)
Metlife Funding, Inc. 1.71%, due 11/08/2004	4,900	4,898
1.61%, due 11/10/2004	2,120	2,119
1.66%, due 11/10/2004	4,700	4,698
Personal Credit Institutions (14.7%)
American Honda Finance Corp. 1.72%, due 11/03/2004	1,100	1,100
1.79%, due 11/23/2004	4,600	4,594
1.79%, due 11/24/2004	4,000	3,995
American Honda Finance Corp. 144A 1.78%, due 02/11/2005	2,700	2,701
General Electric Capital Corp. 1.62%, due 11/01/2004	1,300	1,300
1.65%, due 11/01/2004	1,800	1,800
1.58%, due 11/03/2004	1,000	1,000
1.60%, due 11/19/2004	900	899
1.75%, due 01/05/2005	1,200	1,196
1.96%, due 01/06/2005	4,750	4,732
2.01%, due 01/18/2005	1,300	1,294
Toyota Motor Credit Corp. 1.64%, due 11/01/2004	1,000	1,000
1.63%, due 11/02/2004	1,600	1,600
1.70%, due 11/08/2004	1,930	1,929
1.79%, due 11/22/2004	1,800	1,798
1.81%, due 12/02/2004	1,600	1,597
1.91%, due 12/07/2004	1,950	1,946
1.93%, due 12/08/2004	1,300	1,297
1.89%, due 12/13/2004	600	599
Pharmaceuticals (2.7%)
Pfizer, Inc., 144A 1.69%, due 11/16/2004	2,875	2,873
1.69%, due 12/14/2004	1,500	1,497
1.85%, due 12/23/2004	2,350	2,343
Printing & Publishing (0.5%)
Gannett Co., Inc. 1.84%, due 11/18/2004	1,250	1,249

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Public Administration (0.2%)
Quebec Province 1.90%, due 01/11/2005	$450	$448
Security & Commodity Brokers (9.4%)
Goldman Sachs Group, Inc. 1.62%, due 11/15/2004	1,500	1,499
1.92%, due 01/10/2005	1,250	1,245
1.92%, due 01/11/2005	2,230	2,221
2.10%, due 02/25/2005	6,750	6,758
Merrill Lynch & Co., Inc. 2.37%, due 01/13/2005	8,530	8,536
2.38%, due 01/21/2005	3,030	3,032
Variety Stores (2.7%)
Wal-Mart Funding Corp., 144A 1.85%, due 11/30/2004	4,100	4,093
Wal-Mart Stores, Inc., 144A 1.60%, due 11/02/2004	550	550
1.90%, due 12/10/2004	2,160	2,155
Wholesale Trade Durable Goods (9.6%)
Procter & Gamble Co., 144A 6.60%, due 12/15/2004	1,425	1,433
Proctor & Gamble Co. 1.96%, due 01/12/2005	2,250	2,241
2.00%, due 01/18/2005	5,700	5,675
1.99%, due 01/19/2005	2,700	2,688
Unilever Capital Corp., 144A 1.73%, due 11/09/2004	2,300	2,299
1.76%, due 11/15/2004	3,200	3,197
1.76%, due 11/17/2004	3,000	2,997
1.79%, due 11/22/2004	3,300	3,296
Total Commercial Paper (cost: $215,904)		215,904

	Principal	Value
CERTIFICATES OF DEPOSIT (13.0%)
Canadian Imperial Bank of Commerce 1.71%, due 11/09/2004	$2,500	$2,500
1.80%, due 11/29/2004	3,700	3,694
1.83%, due 12/02/2004	2,100	2,097
1.85%, due 12/03/2004	2,100	2,096
1.89%, due 12/13/2004	1,700	1,700
Toronto Dominion Bank, Ltd. 1.90%, due 02/22/2005	2,300	2,300
Wells Fargo Bank NA 1.77%, due 11/05/2004	1,500	1,500
1.77%, due 11/12/2004	2,900	2,900
2.00%, due 01/03/2005	2,700	2,700
Bank of America Corp. 2.06%, due 02/04/2005	2,800	2,800
Toronto Dominion Bank, Ltd. 1.70%, due 11/09/2004	5,120	5,120
1.87%, due 12/06/2004	1,200	1,200
1.97%, due 01/04/2005	1,500	1,500
Total Certificates of Deposit (cost: $32,107)		32,107
Total Investment Securities (cost: $248,011)		$248,011
SUMMARY:
Investments, at value	100.1%	$248,011
Liabilities in excess of other assets	(0.1)%	(220)
Net assets	100.0%	$247,791

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $76,904 or 31.0% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Money Market

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $248,011)	$248,011
Cash	75
Receivables:
Shares of beneficial interest sold	952
Interest	194
Other	9
249,241
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	758
Management and advisory fees	102
Distribution fees	107
Transfer agent fees	275
Dividends to shareholders	91
Other	117
1,450
Net Assets	$247,791
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$247,700
Undistributed net investment income (loss)	91
Net Assets	$247,791
Net Assets by Class:
Class A	$185,311
Class B	40,203
Class C	22,277
Shares Outstanding:
Class A	185,311
Class B	40,203
Class C	22,277
Net Asset Value Per Share:
Class A	$1.00
Class B	1.00
Class C	1.00

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$2,487
Expenses:
Management and advisory fees	757
Transfer agent fees
Class A	409
Class B	139
Class C	25
Class C2	22
Class M	11
Printing and shareholder reports	51
Custody fees	25
Administration fees	31
Legal fees	6
Audit and accounting fees	13
Trustees fees	10
Registration fees
Class A	61
Class B	20
Class C	11
Class C2	3
Class M	2
Other	11
Distribution and service fees:
Class A	462
Class B	276
Class C	73
Class C2	33
Class M	19
Total expenses	2,470
Reimbursement of class expenses
Class A	(477)
Class B	(145)
Class C	(71)
Net expenses	1,777
Net Investment Income (Loss)	710
Net Increase (Decrease) in Net Assets Resulting from Operations	$710

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Money Market

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$710	$595
	710	595
Distributions to Shareholders:
From net investment income:
Class A	(601)	(478)
Class B	(56)	(85)
Class C	(40)	(2)
Class C2	(9)	(21)
Class M	(4)	(9)
	(710)	(595)
Capital Share Transactions:
Proceeds from shares sold:
Class A	179,283	212,939
Class B	25,310	44,548
Class C	23,364	11,745
Class C2	7,547	16,782
Class M	2,473	8,209
	237,977	294,223
Dividends and distributions reinvested:
Class A	545	485
Class B	54	86
Class C	11	2
Class C2	8	22
Class M	4	12
	622	607
Cost of shares redeemed:
Class A	(104,345)	(235,579)
Class B	(39,451)	(71,993)
Class C	(17,946)	(8,205)
Class C2	(10,452)	(24,270)
Class M	(3,810)	(13,220)
	(176,004)	(353,267)
Class level exchanges:
Class C	13,306	–
Class C2	(9,777)	–
Class M	(3,529)	–
	–	–
Automatic conversions:
Class A	34	–
Class B	(34)	–
	–	–
	62,595	(58,437)
Net increase (decrease) in net assets	62,595	(58,437)
Net Assets:
Beginning of year	185,196	243,633
End of year	$247,791	$185,196
Undistributed Net Investment Income (Loss)	$91	$88

	October 31, 2004	October 31, 2003
Share Activity:
Shares issued:
Class A	179,282	212,938
Class B	25,311	44,548
Class C	23,364	11,745
Class C2	7,548	16,782
Class M	2,473	8,208
	237,978	294,221
Shares issued–reinvested from distributions:
Class A	545	485
Class B	54	86
Class C	11	22
Class C2	8	2
Class M	4	12
	622	607
Shares redeemed:
Class A	(104,345)	(235,579)
Class B	(39,451)	(71,993)
Class C	(17,946)	(8,205)
Class C2	(10,452)	(24,270)
Class M	(3,810)	(13,220)
	(176,004)	(353,267)
Class level exchanges:
Class C	13,302	–
Class C2	(9,777)	–
Class M	(3,525)	–
	–	–
Automatic conversions:
Class A	34	–
Class B	(34)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	75,517	(22,156)
Class B	(14,121)	(27,359)
Class C	18,731	3,562
Class C2	(12,673)	(7,486)
Class M	(4,858)	(5,000)
	62,596	(58,439)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Money Market

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (c)(f)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$1.00	$0.004	$–	$0.004	$(0.004)	$–	$(0.004)	$1.00
	10/31/2003	1.00	0.004	–	0.004	(0.004)	–	(0.004)	1.00
	10/31/2002	1.00	0.008	–	0.008	(0.008)	–	(0.008)	1.00
Class B	10/31/2004	1.00	0.001	–	0.001	(0.001)	–	(0.001)	1.00
	10/31/2003	1.00	0.001	–	0.001	(0.001)	–	(0.001)	1.00
	10/31/2002	1.00	–	–	–	–	–	–	1.00
Class C	10/31/2004	1.00	0.001	–	0.001	(0.001)	–	(0.001)	1.00
	10/31/2003	1.00	0.002	–	0.002	(0.002)	–	(0.002)	1.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average
	Ended (f)	Return (b)	(000's)	Net (d)	Total (e)	Net Assets (a)
Class A	10/31/2004	0.42%	$185,311	0.83%	1.19%	0.45%
	10/31/2003	0.39	109,794	0.83	1.22	0.42
	10/31/2002	0.56	131,949	0.83	1.36	0.93
Class B	10/31/2004	0.14	40,203	1.10	1.43	0.13
	10/31/2003	0.12	54,324	1.16	1.55	0.08
	10/31/2002	0.28	81,683	1.48	2.01	0.28
Class C	10/31/2004	0.14	22,277	0.98	1.73	0.43
	10/31/2003	0.12	3,542	1.04	1.43	0.21

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(c)  Per share information is calculated based on average number of shares outstanding.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  TA IDEX Transamerica Money Market ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Money Market ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on March 1, 2002.

On March 1, 2004, the Fund changed its name from IDEX Transamerica Money Market to TA IDEX Transamerica Money Market.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to
A-shares accounts (as long as combined value of both accounts is at least $1)

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

For the year ended October 31, 2004, this fee totaled less than $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds)

	Net Assets	% of Net Assets
TA IDEX Asset Allocation - Conservative Portfolio	$27,238	11%
TA IDEX Asset Allocation - Moderate Growth Portfolio	33,798	14%
TA IDEX Asset Allocation - Moderate Portfolio	42,898	17%
Total	$103,934	42%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

0.40% of ANA

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.48% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$869	10/31/2006
Fiscal Year 2002	543	10/31/2005

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years. The Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2004 - Class A	$477	10/31/2007
Fiscal Year 2004 - Class B	145	10/31/2007
Fiscal Year 2004 - Class C	71	10/31/2007

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

In order to maintain a positive yield to shareholders, the Fund has waived a portion of the 12b-1 fees for all classes except Class A. The amount waived for the year ended October 31, 2004 was $141. These waivers are not subject to the expense recapture agreement. The waivers reduced the ratio of net expenses to average net assets by 0.16% for Class B and 0.24% for Class C.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$484
Retained by Underwriter	0
Contingent Deferred Sales Charge	373

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $31 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $606 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $9. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, excise taxes and distributions payable.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$595
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	710
Long-term capital gain	–

Reclassifications between Undistributed net investment income (loss), Accumulated net realized gain (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	(3)
Undistributed net investment income (loss)	$3

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$186
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$–

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$248,011
Unrealized Appreciation	$–
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$–

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Money Market (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Money Market

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2004, the Fund designates qualified dividend income to the maximum extent allowable.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1009-Div.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
77.96%	10.36%	11.68%

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

The 12 months ended October 31, 2004, were a very positive but uneven period for small- and mid-cap value stocks. The Russell 2500 Value Index ("Russell 2500 Value") finished 2003 on an upbeat note as investors, generally bullish on the economy, bid up prices in many economically sensitive sectors. As we worked our way further into 2004, however, geopolitical concerns, conflicting economic data, higher short-term interest rates, an extremely close U.S. Presidential race, and a dramatic rise in oil prices took their toll on investor confidence, and equity markets generally moved sideways or downward. Despite this, the Russell 2500 Value advanced 17.81% over the twelve-month period.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Small/Mid Cap Value, Class A returned 20.61%. By comparison its primary and secondary benchmarks, the Russell 2500 Value and the Russell 2000 Index, returned 17.81% and 11.73%, respectively.

STRATEGY REVIEW

We attribute the portfolio's superior results to our repositioning of the portfolio after we (Transamerica Investment Management) assumed daily management responsibilities in March 2004. In keeping with our outlook, which was moderately constructive, we emphasized companies that exhibited the ability to control their own destinies regardless of economic trends. We also increased the portfolio's exposure to businesses in industries that stood to benefit from worldwide infrastructure development and favorable supply-demand balances, most notably energy and materials companies. Thus, the portfolio was well positioned to benefit when a "perfect storm" of terrorism, hurricanes and civil/political strife in Nigeria and Venezuela catapulted oil prices up and over the $55-per-barrel mark by mid-October. Energy was the best-performing sector of the Russell 2500 Value, followed by materials, which rose along with a decline in the U.S. dollar and higher commodities prices.

As a result, the portfolio's largest individual contributors to performance were chemicals companies like Terra Nitrogen Company, L.P., PolyOne Corporation and Crompton Corporation and energy businesses such Denbury Resources Inc., EOG Resources, Inc. and Chesapeake Energy Corporation.

Also important to the portfolio's outperformance was an underweighting in industries that we felt were susceptible to a slowdown in consumer spending and/or the lack of an increase in business spending. Chief among them was technology, which was ultimately the lowest-returning sector for the full period.

The gains in energy, materials and other stocks were partially offset by poor results in several areas, including consumer stocks, pharmaceuticals and, most significantly, healthcare. The healthcare environment has become increasingly competitive and focused on cost reduction. As a result, companies like Omnicare, Inc. ("Omnicare"), which provides pharmaceuticals to nursing homes, and Orthofix International NV ("Orthofix"), a manufacturer of medical devices, have come under considerable pressure. Rather than exit the entire sector, we have reviewed our holdings on a case-by-case basis. In the case of Omnicare, we chose to liquidate our position, largely because we feel changes in Medicare payments and other external forces have stripped the company of the ability to control its destiny in the coming 18 to 24 months. Conversely, we added to our investment in Orthofix, which has commanding market share. Integrating a recent acquisition is proving more of a challenge than Orthofix anticipated, but we believe that management will resolve that situation with sufficient time.

Michelle E. Stevens, CFA

John C. Riazzi, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Small/Mid Cap Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Transamerica IDEX Mutual Funds

Average Annual Total Return for Periods Ended 10/31/04

	1 year	From Inception	Inception Date
Class A (NAV)	20.61%	13.24%	4/2/01
Class A (POP)	13.98%	11.46%	4/2/01
Russell 2500[1]	17.81%	13.87%	4/2/01
Russell 2000[1]	11.73%	8.90%	4/2/01
Class B (NAV)	19.85%	12.51%	4/2/01
Class B (POP)	14.85%	12.10%	4/2/01
Class C (NAV)	19.78%	30.56%	11/11/02
Class C (POP)	18.78%	30.56%	11/11/02

NOTES

1  The Russell 2500 Value (Russell 2500) and Russell 2000 Index (Russell 2000) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Annual Report 2004

2

TA IDEX Transamerica Small/Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,061.80	1.27%	$6.58
Hypothetical (b)	1,000.00	1,018.75	1.27	6.44
Class B
Actual	1,000.00	1,058.80	1.89	9.78
Hypothetical (b)	1,000.00	1,015.63	1.89	9.58
Class C
Actual	1,000.00	1,057.40	2.08	10.76
Hypothetical (b)	1,000.00	1,014.68	2.08	10.53

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.9%)
Apparel Products (1.2%)
Gymboree Corp. (a)	400,000	$4,840
Automotive (2.0%)
Gencorp, Inc. (b)	355,900	4,947
National R.V. Holdings, Inc. (a)	302,500	2,919
Business Services (1.2%)
Equifax, Inc.	180,000	4,707
Chemicals & Allied Products (9.1%)
Crompton Corp.	818,300	7,610
Olin Corp.	469,900	8,787
PolyOne Corp. (a)	1,265,500	9,580
SurModics, Inc. (a)(b)	150,000	4,027
Terra Nitrogen Co., L.P. (b)	280,900	5,730
Commercial Banks (7.5%)
Chittenden Corp.	107,750	3,051
Corus Bankshares, Inc.	120,000	5,521
Gold Banc Corp., Inc.	57,800	841
Hibernia Corp.–Class A	270,000	7,830
North Fork Bancorp, Inc.	205,140	9,047
Provident Bankshares Corp.	95,500	3,317
Computer & Data Processing Services (3.2%)
ActivCard Corp. (a)	290,100	2,318
Fair Isaac Corp.	215,000	6,493
Sabre Holdings Corp.	150,000	3,227
SoftBrands, Inc. (a)	2,576	3
Verint Systems, Inc. (a)	15,000	583
Computer & Office Equipment (2.1%)
Hypercom Corp. (a)	829,700	5,376
Storage Technology Corp. (a)	100,000	2,702
Construction (1.8%)
Chemed Corp.	120,000	7,254
Electric Services (0.6%)
Duquesne Light Holdings, Inc.	129,500	2,222
Electric, Gas & Sanitary Services (0.6%)
ALLETE, Inc.	66,666	2,265
Electronic & Other Electric Equipment (6.5%)
Acuity Brands, Inc.	250,000	6,633
Genlyte Group, Inc. (a)	135,000	9,931
Helen of Troy, Ltd. (a)	200,000	5,310
Maytag Corp. (b)	220,000	3,828
Electronic Components & Accessories (2.3%)
OSI Systems, Inc. (a)(b)	240,000	4,178
QLogic Corp. (a)	150,000	4,875

	Shares	Value
Gas Production & Distribution (1.0%)
KeySpan Corp.	100,000	$3,995
Health Services (0.4%)
Beverly Enterprises, Inc. (a)	200,000	1,738
Holding & Other Investment Offices (6.2%)
Annaly Mortgage Management, Inc. (b)	350,000	6,293
Host Marriott Corp. (a)(b)	620,000	9,021
Omega Healthcare Investors, Inc.	825,000	9,298
Industrial Machinery & Equipment (0.4%)
EnPro Industries, Inc. (a)	75,400	1,656
Instruments & Related Products (2.0%)
Analogic Corp.	83,900	3,570
Input/Output, Inc. (a)	600,000	4,194
Insurance (4.4%)
AMBAC Financial Group, Inc.	120,000	9,367
American Medical Security Group, Inc. (a)	180,000	5,715
Triad Guaranty, Inc. (a)(b)	40,000	2,180
Leather & Leather Products (0.3%)
Steven Madden, Ltd. (a)	76,800	1,230
Management Services (2.2%)
First Consulting Group, Inc. (a)	253,600	1,192
FTI Consulting, Inc. (a)	400,000	7,504
Medical Instruments & Supplies (2.1%)
Celsion Corp. (a)	615,600	302
Orthofix International NV (a)	225,000	7,988
Metal Mining (0.6%)
Western Silver Corp. (a)(b)	238,100	2,500
Motor Vehicles, Parts & Supplies (1.0%)
Adesa, Inc. (a)	200,000	4,030
Oil & Gas Extraction (17.5%)
Chesapeake Energy Corp. (b)	600,000	9,648
Denbury Resources, Inc. (a)(b)	236,600	5,868
Energy Partners, Ltd. (a)(b)	510,500	8,964
Harvest Natural Resources, Inc. (a)	241,200	3,647
Magnum Hunter Resources, Inc. (a)(b)	487,100	5,894
Newpark Resources, Inc. (a)(b)	404,300	2,195
Noble Energy, Inc.	105,000	6,090
Parker Drilling Co. (a)	600,000	2,340
Pioneer Drilling Co. (a)	600,000	4,854
Pride International, Inc. (a)	415,000	7,669
Superior Energy Services, Inc. (a)	920,000	11,859
Paper & Allied Products (2.1%)
Graphic Packaging Corp. (a)	581,700	3,990
Wausau-Mosinee Paper Corp.	267,700	4,187

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Petroleum Refining (2.0%)
Murphy Oil Corp.	100,000	$8,002
Pharmaceuticals (3.5%)
ARIAD Pharmaceuticals, Inc. (a)	975,500	5,531
Bradley Pharmaceuticals, Inc. (a)(b)	250,000	4,140
Chattem, Inc. (a)(b)	73,000	2,443
NeoPharm, Inc. (a)(b)	134,300	976
Theragenics Corp. (a)	244,600	900
Primary Metal Industries (1.3%)
Commonwealth Industries, Inc. (a)	545,800	5,098
Printing & Publishing (1.2%)
Paxar Corp. (a)	218,900	4,827
Retail Trade (1.5%)
Sports Authority, Inc. (The) (a)	250,000	6,045
Savings Institutions (1.7%)
Brookline Bancorp, Inc. (b)	160,000	2,478
Partners Trust Financial Group, Inc.	400,000	4,072
Telecommunications (2.5%)
Citizens Communications Co.	650,000	8,710
D&E Communications, Inc.	85,940	1,063
Trucking & Warehousing (1.8%)
Yellow Roadway Corp. (a)	150,000	7,199
Water Transportation (1.0%)
Tidewater, Inc.	125,000	3,866
Wholesale Trade Durable Goods (0.6%)
AM Castle & Co. (a)	219,900	2,476
Wholesale Trade Nondurable Goods (1.5%)
Dean Foods Co. (a)	200,000	5,970
Total Common Stocks (cost: $351,036)		382,726
	Principal	Value
SECURITY LENDING COLLATERAL (16.6%)
Debt (15.4%)
Bank Notes (3.0%)
Bank of America 1.77%, due 12/03/2004	$3,189	$3,189
1.88%, due 12/23/2004	1,063	1,063
1.77%, due 01/18/2005	2,126	2,126
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	4,784	4,784
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	531	531

	Principal	Value
Commercial Paper (1.6%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	$1,583	$1,583
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	531	531
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004 1.75%, due 11/10/2004	1,586 2,126	1,586 2,126
Galaxy Funding 144A 1.88%, due 11/22/2004	532	532
Euro Dollar Terms (7.2%)
Bank of Montreal 1.88%, due 11/24/2004	5,035	5,035
BNP Paribas 1.77%, due 11/10/2004 1.80%, due 11/23/2004 1.98%, due 12/27/2004	2,658 2,126 2,126	2,658 2,126 2,126
Calyon 1.70%, due 11/24/2004	281	281
Citigroup 2.06%, due 01/25/2005	5,315	5,315
Den Danske Bank 1.82%, due 11/19/2004	2,658	2,658
Dexia Group 2.04%, due 01/21/2005	1,233	1,233
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	1,063	1,063
Royal Bank of Scotland 2.01%, due 01/20/2005	2,126	2,126
Toronto Dominion Bank 1.70%, due 11/08/2004	1,063	1,063
Wells Fargo 1.87%, due 11/22/2004	2,658	2,658
Promissory Notes (1.5%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004 1.88%, due 01/27/2005	2,232 3,721	2,232 3,721
Repurchase Agreements (2.1%) (c)
Merril Lynch & Co., Inc. 1.92% Repurchase Agreement dated 10/29/2004 to be repurchased at $8,505 on 11/01/2004	8,505	8,505

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.2%)
Money Market Funds (1.2%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	2,614,852	$2,615
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	1,913,521	1,913
Total Security Lending Collateral (cost: $65,379)		65,379
Total Investment Securities (cost: $416,415)		$448,105

		Value
SUMMARY:
Investments, at value	113.5%	$448,105
Liabilities in excess of other assets	(13.5)%	(53,187)
Net assets	100.0%	$394,918

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

(b)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $61,772.

(c)  Cash collateral for the Repurchase Agreements, valued at $8,703, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

144A  144A Securities are registered pursuant to rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold on transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004, these securities aggregated 4,775 or 1.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $416,415) (including securities loaned of $61,722)	$448,105
Cash	10,747
Receivables:
Investment securities sold	4,040
Shares of beneficial interest sold	82
Interest	36
Dividends	435
Other	7
463,452
Liabilities:
Investment securities purchased	2,441
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	163
Management and advisory fees	268
Distribution fees	150
Transfer agent fees	40
Payable for collateral for securities on loan	65,379
Other	93
68,534
Net Assets	$394,918
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$351,918
Undistributed net investment income (loss)	520
Undistributed net realized gain (loss) from investment securities	10,791
Net unrealized appreciation (depreciation) on investment securities	31,689
Net Assets	$394,918
Net Assets by Class:
Class A	$334,763
Class B	40,477
Class C	19,678
Shares Outstanding:
Class A	23,374
Class B	2,897
Class C	1,409
Net Asset Value Per Share:
Class A	$14.32
Class B	13.97
Class C	13.96
Maximum Offering Price Per Share (a):
Class A	$15.15

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$114
Dividends	4,911
Income from loaned securities–net	219
5,244
Expenses:
Management and advisory fees	2,688
Transfer agent fees
Class A	208
Class B	29
Class C	6
Class C2	8
Class M	4
Printing and shareholder reports	26
Custody fees	47
Administration fees	50
Legal fees	10
Audit and accounting fees	13
Trustees fees	18
Registration fees
Class A	56
Class B	4
Class C	13
Class C2	1
Class M	1
Other	11
Distribution and service fees:
Class A	931
Class B	389
Class C	82
Class C2	82
Class M	46
Total expenses	4,723
Net Investment Income (Loss)	521
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	41,838
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	10,477
Net Gain (Loss) on Investments	52,315
Net Increase (Decrease) in Net Assets Resulting from Operations	$52,836

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Small/Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$521	$(1,435)
Net realized gain (loss) from investment securities	41,838	1,765
Net unrealized appreciation (depreciation) on investment securities	10,477	39,433
	52,836	39,763
Distributions to Shareholders:
From net realized gains:
Class A	(24,403)	–
Class B	(3,352)	–
Class C	(378)	–
Class C2	(926)	–
Class M	(487)	–
	(29,546)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	159,364	106,174
Class B	10,062	7,499
Class C	5,433	1,782
Class C2	915	1,858
Class M	1,302	1,585
	177,076	118,898
Dividends and distributions reinvested:
Class A	24,237	–
Class B	3,058	–
Class C	343	–
Class C2	809	–
Class M	475	–
	28,922	–
Cost of shares redeemed:
Class A	(16,086)	(26,571)
Class B	(9,142)	(7,874)
Class C	(4,965)	(53)
Class C2	(6,554)	(3,907)
Class M	(2,191)	(1,799)
	(38,938)	(40,204)
Class level exchanges:
Class C	16,014	–
Class C2	(10,526)	–
Class M	(5,488)	–
	–	–
Automatic conversions:
Class A	60	–
Class B	(60)	–
	–	–
	167,060	78,694
Net increase (decrease) in net assets	190,350	118,457

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	204,568	86,111
End of year	$394,918	$204,568
Accumulated Net Investment Income (Loss)	$520	$(1)
Share Activity:
Shares issued:
Class A	11,172	9,359
Class B	729	706
Class C	396	162
Class C2	66	193
Class M	95	139
	12,458	10,559
Shares issued–reinvested from distributions:
Class A	1,787	–
Class B	230	–
Class C	26	–
Class C2	61	–
Class M	36	–
	2,140	–
Shares redeemed:
Class A	(1,144)	(2,811)
Class B	(666)	(813)
Class C	(367)	(5)
Class C2	(459)	(402)
Class M	(160)	(179)
	(2,796)	(4,210)
Class level exchanges:
Class C	1,197	–
Class C2	(799)	–
Class M	(396)	–
	2	–
Automatic conversions:
Class A	4	–
Class B	(4)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	11,819	6,548
Class B	289	(107)
Class C	1,252	157
Class C2	(1,131)	(209)
Class M	(425)	(40)
	11,804	6,349

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$12.94	$0.04	$2.56	$2.60	$–	$(1.22)	$(1.22)	$14.32
	10/31/2003	9.09	(0.11)	3.96	3.85	–	–	–	12.94
	10/31/2002	10.12	(0.07)	(0.96)	(1.03)	–	–	–	9.09
	10/31/2001	10.00	(0.02)	0.14	0.12	–	–	–	10.12
Class B	10/31/2004	12.73	(0.06)	2.52	2.46	–	(1.22)	(1.22)	13.97
	10/31/2003	8.98	(0.17)	3.92	3.75	–	–	–	12.73
	10/31/2002	10.08	(0.19)	(0.91)	(1.10)	–	–	–	8.98
	10/31/2001	10.00	(0.05)	0.13	0.08	–	–	–	10.08
Class C	10/31/2004	12.73	(0.01)	2.46	2.45	–	(1.22)	(1.22)	13.96
	10/31/2003	9.01	(0.18)	3.90	3.72	–	–	–	12.73

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	20.61%	$334,763	1.32%	1.32%	0.31%	81%
	10/31/2003	42.35	149,557	1.73	1.73	(1.04)	55
	10/31/2002	(10.18)	45,500	1.85	1.98	(0.88)	22
	10/31/2001	1.20	6,536	1.85	3.56	(0.32)	8
Class B	10/31/2004	19.85	40,477	1.97	1.97	(0.43)	81
	10/31/2003	41.76	33,196	2.38	2.38	(1.69)	55
	10/31/2002	(10.91)	24,391	2.50	2.63	(1.53)	22
	10/31/2001	0.80	7,604	2.50	4.21	(0.97)	8
Class C	10/31/2004	19.78	19,678	2.07	2.07	(0.02)	81
	10/31/2003	41.29	1,995	2.38	2.38	(1.69)	55

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adiviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Small/Mid Cap Value ("the Fund") commenced operations on April 2, 2001. The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (See Note 1).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Small/Mid Cap Value ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on April 2, 2001.

On March 1, 2004, the Fund changed its name from IDEX Isabelle Small Cap Value to TA IDEX Transamerica Small/Mid Cap Value and changed its sub-adviser from Ironwood Capital Management, LLC to Transamerica Investment Management, LLC.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be last the reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $218 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $94 of program income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend Income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled less than $1. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds (i.e., through the assets allocation funds):

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$12,282	3%
TA IDEX Asset Allocation– Growth Portfolio	105,907	27%
TA IDEX Asset Allocation– Moderate Growth Portfolio	116,908	30%
TA IDEX Asset Allocation– Moderate Portfolio	67,173	17%
Total	$302,270	77%

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2003 to February 28, 2004:
  0.90% of the first $200 million of ANA
  0.85% of ANA over $200 million

From March 1, 2004 on:
  0.80% of the first $500 million of ANA
  0.75% of ANA over $500 million

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts waived, reimbursed or recaptured during the fiscal year ended October 31, 2004. There are no amounts subject to recapture at October 31, 2004.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$718
Retained by Underwriter	31
Contingent Deferred Sales Charge	104

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $50 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $255 for the year ended October 31, 2004.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $3. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold
(excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$391,684
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	238,868
U.S. Government	–

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	16,974
Long-term capital gain	12,572

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$7,087
Undistributed Long-term Capital Gains	$5,097
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$30,816

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$417,289
Unrealized Appreciation	$30,816
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$30,816

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Small/Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Small/Mid Cap Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Small/Mid Cap Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $12,572 for the year ended October 31, 2004.

For dividends paid during the year ended October 31, 2004, the Fund designated $4,592 as qualified dividend income.

For corporate shareholders, 20% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock), as listed above, held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
80.34%	9.18%	10.48%

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Transamerica Value Balanced

MARKET ENVIRONMENT

The twelve months ended October 31, 2004, were generally positive for both value stocks and the bond market. The Russell 1000 Value Index ("Russell 1000") gained 15.45%, largely due to unusual strength among energy and materials/processing stocks as oil prices climbed and developing nations' demand for basic materials continued to grow. Meanwhile, areas sensitive to consumer spending (e.g., technology and healthcare) retreated as data suggested U.S. economic growth was not all that robust. In the end, the spectacular performance of energy-related stocks carried the day.

In the fixed-income markets, yields for short-term securities rose in anticipation of the Federal Reserve Board's interest-rate hikes, and long-term yields declined on the expectation that inflation would remain moderate. Corporate bonds, both investment grade and high yield, outperformed Treasuries as corporate profitability improved. The Lehman Brothers Intermediate U.S. Government/Credit Index ("LBIGC") returned 4.33%.

PERFORMANCE

For the year ended October 31, 2004, TA IDEX Transamerica Value Balanced, Class A returned 7.04%. By comparison its primary and secondary benchmarks, the LBIGC and the Russell 1000, returned 4.33% and 15.45%, respectively.

STRATEGY REVIEW

Throughout the period, we maintained a neutral asset allocation, approximately 60% equities and 40% bonds, reflecting a moderately constructive outlook on economic growth. We believed that energy-stock prices would firm as the economy expanded but did not anticipate their remarkable gains. Even if we had, we might not have altered our investment position dramatically. In our view, the energy-related sectors are too commodity-like in nature, with exceptionally high levels of volatility that are largely beyond control of company management. Therefore, we maintain a core investment position in energy companies, such as Exxon Mobil Corporation, but do not market time the sector as a whole.

Making strongly positive contributions to performance were Sprint Corporation (FON Group) ("Sprint"), where our patience and faith in a new management team were rewarded; and FleetBoston Financial Corporation ("FleetBoston"), a stock that faltered in 2003 but rebounded quickly when the company was acquired by Bank of America Corporation in mid-period.

Conversely, we were disappointed by the near-term results for pharmaceutical company Merck & Co., Inc. ("Merck"). As with other stocks in the portfolio that have suffered setbacks in the past, such as Sprint, we have reviewed the particulars and opted to stay the course. We were caught off guard by Merck's September 30th announcement that it would withdraw its arthritis treatment, Vioxx, from the market. Since then, the stock price has declined approximately 45%. However, when we weigh this falloff in price against other facts, we consider Merck a "buy" opportunity. Vioxx represented just 11% of sales. Even without that revenue, we believe Merck is well positioned to pay its very attractive dividend. Merck is AA-rated, reflecting what we believe is an exceptionally strong balance sheet. And, importantly, we believe the market has overestimated the litigation risk associated with Vioxx. Like Sprint and FleetBoston, we believe resolution of the company's issues will take time and are willing to be patient.

The portfolio's fixed-income portfolio outperformed the benchmark LBIGC, due to an overweighting in investment-grade and high-yield corporate bonds. Throughout the period, we emphasized basic materials industries, such as metals, energy and paper and forest products.

John C. Riazzi, CFA

Heidi Y. Hu, CFA

Gary U. Rolle, CFA

Co-Fund Managers

Transamerica Investment Management LLC

Transamerica IDEX Mutual Funds

Annual Report 2004

1

TA IDEX Transamerica Value Balanced

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/04

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	6.99%	3.98%	6.08%	10/1/95
Class A (POP)	1.11%	2.98%	5.42%	10/1/95
LBIGC[1]	4.33%	7.22%	6.66%	10/1/95
Russell 1000 Value[1]	15.45%	3.49%	11.05%	10/1/95
Class B (NAV)	6.23%	3.44%	5.37%	10/1/95
Class B (POP)	1.23%	3.27%	5.37%	10/1/95
Class C (NAV)	6.31%	–	13.06%	11/11/02
Class C (POP)	5.31%	–	13.06%	11/11/02

NOTES

1  The Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index and Russell 1000 Value (Russell 1000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2004 – 1-800-596-5323 – http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2004

2

TA IDEX Transamerica Value Balanced

UNDERSTANDING YOUR FUND'S EXPENSES (unaudited)

SHAREHOLDER EXPENSES

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,037.10	1.56%	$7.99
Hypothetical (b)	1,000.00	1,017.29	1.56	7.91
Class B
Actual	1,000.00	1,032.30	2.21	11.29
Hypothetical (b)	1,000.00	1,014.23	2.21	11.19
Class C
Actual	1,000.00	1,032.30	2.20	11.24
Hypothetical (b)	1,000.00	1,014.08	2.20	11.14

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (366 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS By Bond Sector with Equity Breakdown
At October 31, 2004

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2004

3

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.8%)
U.S. Treasury Bond 5.38%, due 02/15/2031 (a)(b)	$2,845	$3,090
U.S. Treasury Note 4.25%, due 08/15/2014 (b)	25	26
Total U.S. Government Obligations (cost: $2,856)		3,116
U.S GOVERNMENT AGENCY OBLIGATIONS (13.2%)
FHLMC 5.00%, due 04/01/2018	320	327
5.50%, due 12/01/2018	818	848
5.50%, due 08/01/2019	116	120
7.00%, due 10/01/2028	134	143
6.50%, due 04/01/2029	136	143
6.00%, due 09/01/2033	175	181
6.00%, due 11/01/2033	850	881
6.00%, due 12/01/2033	817	847
6.00%, due 01/01/2034	451	467
6.00%, due 08/01/2034	388	402
FNMA 5.00%, due 05/01/2018	176	180
5.00%, due 04/01/2019	193	197
5.50%, due 07/01/2019	171	178
5.50%, due 07/01/2019	890	923
6.00%, due 04/01/2033	452	469
6.00%, due 10/01/2033	272	282
6.00%, due 01/01/2034	291	303
6.00%, due 01/01/2034	354	368
6.00%, due 02/01/2034	1,220	1,267
6.00%, due 06/01/2034	476	494
6.00%, due 08/01/2034	759	788
6.00%, due 10/01/2034	289	300
GNMA 6.50%, due 10/15/2027	148	157
6.00%, due 06/15/2034	391	407
Total U.S Government Agency Obligations (cost: $10,587)		10,672
CORPORATE DEBT SECURITIES (19.6%)
Aerospace (0.3%)
Textron Financial Corp., Series E 2.69%, due 10/03/2006	250	248
Amusement & Recreation Services (0.9%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	700	730
Beverages (0.3%)
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	25	28

	Principal	Value
Beverages (continued)
PepsiAmericas, Inc. 3.88%, due 09/12/2007	$250	$253
Business Credit Institutions (0.1%)
Eircom Funding 8.25%, due 08/15/2013	50	56
Chemicals & Allied Products (0.1%)
Nalco Co. 7.75%, due 11/15/2011	50	54
Commercial Banks (0.3%)
Abbey National PLC 7.35%, due 06/15/2049 (c)	250	268
Communication (1.0%)
Echostar DBS Corp. 5.75%, due 10/01/2008	75	77
SBC Communications, Inc. 5.75%, due 05/02/2006	700	731
Communications Equipment (0.6%)
Motorola, Inc. 4.61%, due 11/16/2007	500	515
Electric, Gas & Sanitary Services (0.1%)
PG&E Corp. 6.88%, due 07/15/2008	50	54
Food & Kindred Products (0.3%)
Smithfield Foods, Inc., 144A 7.00%, due 08/01/2011	200	214
Food Stores (0.5%)
Stater Brothers Holdings 8.13%, due 06/15/2012	375	398
Health Services (0.1%)
HCA, Inc., Note 7.13%, due 06/01/2006	100	105
Holding & Other Investment Offices (0.3%)
Hutchison Whampoa International, Ltd., 144A 6.25%, due 01/24/2014	275	286
Hotels & Other Lodging Places (0.3%)
Mirage Resorts, Inc. 7.25%, due 08/01/2017	150	156
Park Place Entertainment Corp. 7.00%, due 04/15/2013	75	84
Insurance (1.7%)
Allstate Corp. (The) 7.88%, due 05/01/2005	600	616
International Lease Finance Corp. 5.63%, due 06/01/2007	700	737

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

4

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Insurance Agents, Brokers & Service (0.9%)
Hartford Financial Services Group, Inc. 4.63%, due 07/15/2013 (a)	$125	$122
Metlife, Inc. 3.91%, due 05/15/2005	600	605
Metal Mining (0.3%)
Barrick Gold Finance, Inc. 7.50%, due 05/01/2007	212	233
Mortgage Bankers & Brokers (0.9%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	700	729
Motion Pictures (0.7%)
News America Holdings, Inc. 7.75%, due 12/01/2045	315	382
Time Warner, Inc. 9.13%, due 01/15/2013	125	160
Oil & Gas Extraction (1.6%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	200	217
Husky Oil, Ltd. 8.90%, due 08/15/2028 (c)	305	353
Kerr-McGee Corp. 6.95%, due 07/01/2024	700	771
Personal Credit Institutions (1.1%)
Capital One Bank 5.00%, due 06/15/2009	750	779
General Motors Acceptance Corp. 6.75%, due 01/15/2006	125	129
Petroleum Refining (0.7%)
Amerada Hess Corp. 7.13%, due 03/15/2033	550	609
Pharmaceuticals (0.8%)
Bristol-Myers Squibb Co. 4.75%, due 10/01/2006	600	620
Primary Metal Industries (0.8%)
Alcoa, Inc. 4.25%, due 08/15/2007	675	694
Printing & Publishing (1.4%)
Gannett Co., Inc. 5.50%, due 04/01/2007	500	528
Viacom, Inc. 7.75%, due 06/01/2005	560	578
Security & Commodity Brokers (1.5%)
BNP U.S. Funding LLC, Preferred–Class A, 144A 7.74%, due 12/29/2049 (c)	250	280

	Principal	Value
Security & Commodity Brokers (continued)
Credit Suisse First Boston (London), Inc., 144A, Reg S 7.90%, due 05/01/2049 (c)	$125	$138
E*Trade Financial Corp., 144A 8.00%, due 06/15/2011	150	158
Merrill Lynch & Co., Inc., Series B 6.13%, due 05/16/2006	600	632
Telecommunications (1.4%)
Cincinnati Bell, Inc. 8.38%, due 01/15/2014 (a)	50	48
Liberty Media Corp. 5.70%, due 05/15/2013	325	328
Telefonica Europe BV 7.35%, due 09/15/2005	700	729
Transportation & Public Utilities (0.2%)
Magellan Midstream Partners 6.45%, due 06/01/2014	135	147
Transportation Equipment (0.1%)
Bombardier Recreational Products, Inc., 144A 8.38%, due 12/15/2013 (a)	50	54
Water Transportation (0.3%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	235	280
Total Corporate Debt Securities (cost: $15,473)		15,913
CONVERTIBLE BONDS (0.3%)
Telecommunications (0.3%)
Sprint Capital Corp. 4.78%, due 08/17/2006	250	257
Total Convertible Bonds (cost: $254)		257
	Shares	Value
COMMON STOCKS (61.7%)
Amusement & Recreation Services (1.6%)
Walt Disney Co. (a)	52,200	$1,316
Chemicals & Allied Products (2.5%)
Colgate-Palmolive Co.	7,000	312
EI Du Pont de Nemours & Co.	16,000	686
Praxair, Inc.	25,000	1,055
Commercial Banks (10.2%)
Bank of America Corp. (b)	98,356	4,405
Citigroup, Inc.	15,800	701
Cullen/Frost Bankers, Inc.	15,000	735
SouthTrust Corp.	26,000	1,133
Wachovia Corp.	8,000	394
Wells Fargo & Co. (b)	15,600	932

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

5

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Shares	Value
Communication (0.5%)
COX Communications, Inc.–Class A (b)(d)	11,000	$379
Computer & Data Processing Services (4.0%)
Microsoft Corp.	105,100	2,942
Sun Microsystems, Inc. (d)	60,000	272
Electronic & Other Electric Equipment (1.4%)
Cooper Industries, Ltd.–Class A	14,000	895
General Electric Co.	8,000	273
Electronic Components & Accessories (1.9%)
Intel Corp.	51,300	1,142
Texas Instruments, Inc.	17,000	416
Food & Kindred Products (4.5%)
Altria Group, Inc. (b)	50,000	2,423
HJ Heinz Co.	29,000	1,054
Sara Lee Corp.	8,300	193
Holding & Other Investment Offices (0.6%)
Plum Creek Timber Co., Inc.	13,000	472
Insurance (1.0%)
American International Group, Inc.	13,275	806
Lumber & Wood Products (0.5%)
Louisiana-Pacific Corp.	17,000	417
Motion Pictures (3.8%)
Time Warner, Inc. (d)	183,000	3,045
Oil & Gas Extraction (3.5%)
Anadarko Petroleum Corp. (b)	10,000	674
EOG Resources, Inc.	8,000	532
Schlumberger, Ltd.	19,300	1,215
Unocal Corp.	10,000	417
Paper & Allied Products (1.1%)
Kimberly-Clark Corp.	15,000	895
Petroleum Refining (2.6%)
BP PLC, Sponsored ADR	9,050	527
ChevronTexaco Corp.	4,000	212
Exxon Mobil Corp.	28,600	1,408
Pharmaceuticals (6.3%)
Bristol-Myers Squibb Co.	80,000	1,874
Merck & Co., Inc.	37,000	1,158
Pfizer, Inc.	25,000	724
Schering-Plough Corp.	72,580	1,314
Primary Metal Industries (0.6%)
Hubbell, Inc.–Class B	10,700	489
Railroads (1.6%)
Union Pacific Corp.	20,500	1,291

	Shares	Value
Savings Institutions (1.1%)
Washington Mutual, Inc.	22,900	$886
Security & Commodity Brokers (3.5%)
Jefferies Group, Inc.	27,500	1,104
Raymond James Financial, Inc.	48,000	1,253
T. Rowe Price Group, Inc.	8,000	446
Telecommunications (4.9%)
Alltel Corp.	21,400	1,176
Sprint Corp.–FON Group	110,000	2,305
Verizon Communications, Inc.	12,000	469
U.S. Government Agencies (4.0%)
Fannie Mae	46,500	3,263
Total Common Stocks (cost: $46,477)		50,030
	Principal	Value
SECURITY LENDING COLLATERAL (5.9%)
Debt (5.5%)
Bank Notes (1.1%)
Bank of America 1.77%, due 12/03/2004	$233	$233
1.88%, due 12/23/2004	78	78
1.77%, due 01/18/2005	156	156
Canadian Imperial Bank of Commerce 1.86%, due 11/04/2004	350	350
Credit Suisse First Boston Corp. 1.83%, due 09/09/2005	39	39
Commercial Paper (0.6%)
Clipper Receivables Corp. 1.79%, due 11/12/2004	116	116
Delaware Funding Corp. 144A 1.85%, due 11/19/2004	39	39
Falcon Asset Securitization Corp. 144A 1.78%, due 11/04/2004	116	116
1.75%, due 11/10/2004	155	155
Galaxy Funding 144A 1.88%, due 11/22/2004	39	39
Euro Dollar Terms (2.5%)
Bank of Montreal 1.88%, due 11/24/2004	367	367
BNP Paribas 1.77%, due 11/10/2004	194	194
1.80%, due 11/23/2004	155	155
1.98%, due 12/27/2004	155	155
Calyon 1.70%, due 11/24/2004	21	21
Citigroup 2.06%, due 01/25/2005	389	389

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

6

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
Den Danske Bank 1.82%, due 11/19/2004	$194	$194
Dexia Group 2.04%, due 01/21/2005	90	90
HBOS Halifax Bank of Scotland 2.03%, due 01/21/2005	78	78
Royal Bank of Scotland 2.01%, due 01/20/2005	155	155
Toronto Dominion Bank 1.70%, due 11/08/2004	78	78
Wells Fargo 1.87%, due 11/22/2004	194	194
Promissory Notes (0.5%)
Goldman Sachs Group Inc. 1.90%, due 12/29/2004	163	163
1.88%, due 01/27/2005	272	272
Repurchase Agreements (0.8%)
Merrill Lynch & Co., Inc. (e) 1.92% Repurchase Aggreement dated 10/31/2004 to be repurchased at $622 on 11/01/2004	622	622
	Shares	Value
Investment Companies (0.4%)
Money Market Funds (0.4%)
Merrill Lynch Premier Institutional Fund 1-day yield of 1.71%	191,153	$191
Merrimac Cash Fund, Premium Class 1-day yield of 1.46%	139,884	140
Total Security Lending Collateral (cost: $4,779)		4,779
Total Investment Securities (cost: $80,426)		$84,767
	Contracts (f)	Value
WRITTEN OPTIONS (–1.0%)
Covered Call Options (–0.4%)
Altria Group (g) Call Strike $65.00 Expires 01/22/2005	20	$–
Anadarko Petroleum Corp. Put Strike $65.00 Expires 11/20/2004	30	(10)
Bank of America Corp. Call Strike $45.00 Expires 01/22/2005	610	(302)
COX Communications, Inc. Call Strike $32.50 Expires 03/19/2005	110	(23)

	Contracts (f)	Value
Wells Fargo & Co. Call Strike $60.00 Expires 01/22/2005	75	$(10)
Put Options (–0.6%)
Altria Group Put Strike $30.00 Expires 01/22/2005	100	(1)
Altria Group Put Strike $35.00 Expires 03/19/2005	85	(4)
Altria Group Put Strike $40.00 Expires 01/21/2006	100	(30)
American International Group, Inc. Put Strike $60.00 Expires 02/19/2005	25	(7)
American International Group, Inc. Put Strike $65.00 Expires 02/19/2005	50	(28)
Bank of America Corp. (g) Put Strike $32.50 Expires 01/22/2005	40	–
Bristol-Myers Squibb Co. Put Strike $22.50 Expires 01/22/2005	60	(4)
Bristol-Myers Squibb Co. Put Strike $25.00 Expires 01/22/2005	50	(10)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 03/19/2005	80	(2)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 01/21/2006	150	(19)
ChevronTexaco Corp. (g) Put Strike $30.00 Expires 01/22/2005	40	–
Cooper Industries, Ltd. (g) Put Strike $50.00 Expires 04/16/2005	10	–
Dominion Res Put Strike $50.00 Expires 01/22/2005	135	(1)
Dominion Res Put Strike $60.00 Expires 01/22/2005	85	(4)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

7

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

	Contracts (f)	Value
Put Options (continued)
Duke Energy Put Strike $20.00 Expires 01/22/2005	300	$(3)
Duke Energy (g) Put Strike $15.00 Expires 01/21/2006	20	–
EI Du Pont de Nemours & Co. (g) Put Strike $35.00 Expires 01/22/2005	20	–
Exxon Mobil Corp. (g) Put Strike $35.00 Expires 01/22/2005	40	–
Fannie Mae Put Strike $60.00 Expires 12/18/2004	55	(3)
Fannie Mae Put Strike $60.00 Expires 01/22/2005	35	(3)
Fannie Mae Put Strike $60.00 Expires 03/19/2005	45	(8)
HJ Heinz Co. Put Strike $35.00 Expires 01/22/2005	30	(2)
Kimberly-Clark Corp. (g) Put Strike $45.00 Expires 01/22/2005	90	–
Merck & Co., Inc. Put Strike $40.00 Expires 01/22/2005	45	(40)
Merck & Co., Inc. Put Strike $40.00 Expires 01/21/2006	100	(101)
Microsoft Corp. (g) Put Strike $15.00 Expires 01/22/2005	100	–
Microsoft Corp. (g) Put Strike $20.00 Expires 01/22/2005	40	–
Microsoft Corp. Put Strike $25.00 Expires 04/16/2005	250	(11)
PNC Financial Put Strike $50.00 Expires 02/19/2005	85	(11)
PNC Financial Put Strike $47.50 Expires 02/19/2005	85	(5)

	Contracts (f)	Value
Put Options (continued)
Praxair, Inc. Put Strike $35.00 Expires 01/22/2005	100	$(2)
Raymond James Financial, Inc. Put Strike $22.50 Expires 02/19/2005	300	(8)
Sara Lee Corp. Put Strike $15.00 Expires 01/22/2005	140	(1)
Sara Lee Corp. (g) Put Strike $20.00 Expires 01/22/2005	30	–
Sara Lee Corp. Put Strike $22.50 Expires 04/16/2005	160	(13)
Sara Lee Corp. Put Strike $20.00 Expires 01/21/2006	80	(6)
Schering-Plough Corp. Put Strike $15.00 Expires 01/21/2006	100	(9)
Sprint Corp.–FON Group Put Strike $15.00 Expires 11/20/2004	100	(1)
Sun Microsystems, Inc. Put Strike $5.00 Expires 01/22/2005	500	(31)
Time Warner, Inc. Put Strike $12.50 Expires 01/22/2005	100	(1)
Time Warner, Inc. Put Strike $15.00 Expires 01/22/2005	270	(7)
Time Warner, Inc. Put Strike $15.00 Expires 04/16/2005	530	(23)
Walt Disney Co. Put Strike $22.50 Expires 01/22/2005	200	(6)
Washington Mutual, Inc. Put Strike $30.00 Expires 01/21/2006	220	(25)
Total Written Options (cost: $837)		(775)
SUMMARY:
Investments, at value	104.5%	$84,767
Written options	(1.0)%	(775)
Liabilities in excess of other assets	(3.5)%	(2,905)
Net assets	100.0%	$81,087

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

8

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2004
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  At October 31, 2004, all or a portion of this security is on loan (see Note 1). The value at October 31, 2004, of all securities on loan is $4,635.

(b)  At October 31, 2004, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2004, is $5,742.

(c)  Floating or variable rate note. Rate is listed as of October 31, 2004.

(d)  No dividends were paid during the preceding twelve months.

(e)  Cash collateral for the Repurchase Agreements, valued at $636, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.75% and 05/15/2005–9/15/2033, respectively.

(f)  Contract amounts are not in thousands.

(g)  Value is less than $1.

DEFINITIONS:

144A   144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration normally to qualified institutional buyers. At October 31, 2004 these securities aggregated $1,479 or 1.8% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

9

TA IDEX Transamerica Value Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2004
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $80,426) (including securities loaned of $4,635)	$84,767
Cash	1,765
Receivables:
Investment securities sold	269
Shares of beneficial interest sold	6
Interest	373
Dividends	72
Other	13
87,265
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	327
Management and advisory fees	68
Distribution fees	49
Transfer agent fees	103
Payable for collateral for securities on loan	4,779
Written options (premiums $837)	775
Other	77
6,178
Net Assets	$81,087
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$75,538
Undistributed net investment income (loss)	(12)
Undistributed net realized gain (loss) from investment securities and written option contracts	1,159
Net unrealized appreciation (depreciation) on:
Investment securities	4,340
Written option contracts	62
Net Assets	$81,087
Net Assets by Class:
Class A	$37,393
Class B	29,409
Class C	14,285
Shares Outstanding:
Class A	3,088
Class B	2,436
Class C	1,183
Net Asset Value Per Share:
Class A	$12.11
Class B	12.07
Class C	12.07
Maximum Offering Price Per Share (a):
Class A	$12.81

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2004
(all amounts in thousands)

Investment Income:
Interest	$881
Dividends	812
Income from loaned securities–net	6
Less withholding taxes on foreign dividends	(1)
1,698
Expenses:
Management and advisory fees	418
Transfer agent fees
Class A	86
Class B	81
Class C	12
Class C2	6
Class M	10
Printing and shareholder reports	25
Custody fees	25
Administration fees	15
Legal fees	1
Audit and accounting fees	7
Trustees fees	2
Registration fees
Class A	5
Class B	3
Class C	13
Class C2	2
Class M	4
Distribution and service fees:
Class A	85
Class B	214
Class C	46
Class C2	25
Class M	36
Total expenses	1,121
Less: Reimbursement of Class expenses
Class A	(18)
Class B	(22)
Class C	(9)
Net expenses	1,072
Net Investment Income (Loss)	626
Net Realized Gain (Loss) from:
Investment securities	5,439
Written option contracts	604
6,043
Net Increase (Decrease) in Unrealized Appreciation on:
Investment securities	(2,835)
Written option contracts	(190)
(3,025)
Net Gain (Loss) on Investments and Written Option Contracts	3,018
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,644

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

10

TA IDEX Transamerica Value Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2004	October 31, 2003
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$626	$402
Net realized gain (loss) from investment securities and written option contracts	6,043	180
Net unrealized appreciation (depreciation) on investment securities and written option contracts	(3,025)	4,968
	3,644	5,550
Distributions to Shareholders:
From net investment income:
Class A	(371)	(220)
Class B	(186)	(167)
Class C	(38)	(1)
Class C2	(17)	(52)
Class M	(45)	(46)
	(657)	(486)
Capital Share Transactions:
Proceeds from shares sold:
Class A	5,521	3,070
Class B	3,631	3,185
Class C	1,973	500
Class C2	471	582
Class M	328	679
	11,924	8,016
Proceeds from fund acquisition:
Class A	28,033	–
Class B	16,163	–
Class C	384	–
Class C2	2,604	–
Class M	3,202	–
	50,386	–
Dividends and distributions reinvested:
Class A	359	210
Class B	180	161
Class C	36	1
Class C2	16	51
Class M	43	46
	634	469
Cost of shares redeemed:
Class A	(10,214)	(4,327)
Class B	(4,870)	(3,669)
Class C	(1,054)	(15)
Class C2	(803)	(1,592)
Class M	(921)	(1,035)
	(17,862)	(10,638)
Class level exchanges:
Class C	12,159	–
Class C2	(6,063)	–
Class M	(6,096)	–
	–	–
Automatic conversions:
Class A	572	–
Class B	(572)	–
	–	–
	45,082	(2,153)
Net increase (decrease) in net assets	48,069	2,911

	October 31, 2004	October 31, 2003
Net Assets:
Beginning of year	$33,018	$30,107
End of year	$81,087	$33,018
Undistributed Net Investment Income (Loss)	$(12)	$16
Share Activity:
Shares issued:
Class A	467	289
Class B	309	298
Class C	166	48
Class C2	40	56
Class M	26	65
	1,008	756
Shares issued on fund acquisition:
Class A	2,371	–
Class B	1,372	–
Class C	33	–
Class C2	221	–
Class M	271	–
	4,268	–
Shares issued–reinvested from distributions:
Class A	30	21
Class B	15	16
Class C	3	–
Class C2	1	5
Class M	4	5
	53	47
Shares redeemed:
Class A	(858)	(417)
Class B	(411)	(358)
Class C	(89)	(2)
Class C2	(67)	(156)
Class M	(77)	(100)
	(1,502)	(1,033)
Class level exchanges:
Class C	1,024	–
Class C2	(513)	–
Class M	(509)	–
	2	–
Automatic conversions:
Class A	48	–
Class B	(48)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	2,058	(107)
Class B	1,237	(44)
Class C	1,137	46
Class C2	(318)	(95)
Class M	(285)	(30)
	3,829	(230)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

11

TA IDEX Transamerica Value Balanced

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2004	$11.49	$0.18	$0.61	$0.79	$(0.17)	$–	$(0.17)	$12.11
	10/31/2003	9.69	0.18	1.83	2.01	(0.21)	–	(0.21)	11.49
	10/31/2002	11.67	0.18	(1.65)	(1.47)	(0.16)	(0.35)	(0.51)	9.69
	10/31/2001	12.75	0.26	(0.51)	(0.25)	(0.26)	(0.57)	(0.83)	11.67
	10/31/2000	11.79	0.30	1.01	1.31	(0.35)	–	(0.35)	12.75
Class B	10/31/2004	11.46	0.10	0.61	0.71	(0.10)	–	(0.10)	12.07
	10/31/2003	9.69	0.11	1.80	1.91	(0.14)	–	(0.14)	11.46
	10/31/2002	11.66	0.11	(1.65)	(1.54)	(0.08)	(0.35)	(0.43)	9.69
	10/31/2001	12.74	0.18	(0.50)	(0.32)	(0.19)	(0.57)	(0.76)	11.66
	10/31/2000	11.78	0.23	1.01	1.24	(0.28)	–	(0.28)	12.74
Class C	10/31/2004	11.46	0.11	0.60	0.71	(0.10)	–	(0.10)	12.07
	10/31/2003	9.71	0.12	1.77	1.89	(0.14)	–	(0.14)	11.46

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2004	6.99%	$37,393	1.55%	1.63%	1.50%	122%
	10/31/2003	21.04	11,832	1.55	2.20	1.75	50
	10/31/2002	(13.20)	11,020	1.55	1.89	1.56	82
	10/31/2001	(2.13)	13,880	1.55	1.95	2.04	50
	10/31/2000	11.43	9,850	1.55	2.02	2.50	28
Class B	10/31/2004	6.23	29,409	2.20	2.30	0.81	122
	10/31/2003	19.98	13,744	2.20	2.85	1.10	50
	10/31/2002	(13.72)	12,038	2.20	2.54	0.91	82
	10/31/2001	(2.74)	16,180	2.20	2.60	1.39	50
	10/31/2000	10.76	9,193	2.20	2.67	1.85	28
Class C	10/31/2004	6.31	14,285	2.20	2.39	0.78	122
	10/31/2003	19.73	530	2.20	2.86	1.10	50

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized for periods of less than one year.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding for the years ended 10/31/2001, 10/31/2002, 10/31/2003 and 10/31/2004.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class L was November 11, 2002. Class L was renamed Class C on March 1, 2004. (see note 1)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2004

12

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2004
(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds, formerly IDEX Mutual Funds, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. TA IDEX Transamerica Value Balanced ("the Fund"), part of Transamerica IDEX Mutual Funds, began operations on October 1, 1995.

On March 1, 2004, the Fund changed its name from IDEX Transamerica Value Balanced to TA IDEX Transamerica Value Balanced.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX LKCM Strategic Total Return pursuant to a plan of reorganization. TA IDEX Transamerica Value Balanced is the accounting survivor. The acquisition was accomplished by a tax free exchange of 4,268 shares of the Fund for 2,942 shares of TA IDEX LKCM Strategic Total Return outstanding on May 27, 2004. TA IDEX LKCM Strategic Total Return's net assets at that date, $50,386, including $6,071 unrealized depreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Value Balanced immediately before the acquisition was $37,187. The combined net assets of the Fund immediately after the acquisition was $87,573. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	2,371	$28,033
Class B	1,372	16,163
Class C	33	384
Class C2	221	2,604
Class M	271	3,202
		$50,386

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

See the Prospectus and Statement of Additional Information for a description of the Fund's investment objective.

In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following policies were consistently followed by the Fund, in accordance with GAAP.

Multiple class operations and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. All shares designated as Class C shares prior to March 1, 2004, were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004, were renamed as Class C shares with different sales charges than the previous Class L shares. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Pricing of shares: The Fund prices its shares on the basis of the net asset value of each class of shares of the Fund, which is determined as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day on which the NYSE is open for trading (other than a day on which there are insufficient changes in the value of the Fund's portfolio securities to materially affect the Fund's net asset value or a day on which no shares are tendered for redemption and no order to purchase any shares is received).

Security valuations: Fund investments traded on an exchange are valued at the closing price on the day of valuation on the exchange where the security is principally traded. With respect to securities traded on NASDAQ NMS, such closing price may be the last reported sales price or the NASDAQ Official Closing Price.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at net asset value of the underlying portfolio.

Other securities for which quotations are not readily available are valued at fair market value as determined in good faith using guidelines adopted by the Board of Trustees of the Fund, under the supervision of the Fund's Valuation Committee.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2004, was paying an interest rate of 1.30%.

Transamerica IDEX Mutual Funds

Annual Report 2004

13

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. This fee is included in Custody fees in the Statement of Operations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2004, of $11 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to enhance fund earnings from investing cash collateral in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earned $2 of program net income for its services. When the Fund makes a security loan, it receives cash collateral as protection against the risk that the borrower will default on the loan, and records an asset for the cash invested collateral and a liability for the return of the collateral.

Securities on loan are included in Investment securities at value in the Statement of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required to be secured by collateral at least equal to 102% of the value of the securities at inception of the loan, and not less then 100% thereafter. The Fund may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S.

agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of the Fund. The Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT may indemnify the Fund by purchasing replacement securities for the Fund at its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund.

While a security is on loan, the Fund does not have the right to vote that security. However, if time permits, the Fund will attempt to recall a security on loan and vote the proxy.

Income from securities lending is included in the Statement of Operations. The amount of collateral and value of securities on loan are included in the Statement of Assets and Liabilities as well as in the Schedule of Investments.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount is subsequently marked-to-market to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2004, are listed in the Schedule of Investments.

Transamerica IDEX Mutual Funds

Annual Report 2004

14

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 1.–(continued)

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2003	$886	4,896
Sales	1,180	9,182
Closing Buys	(377)	(2,103)
Expirations	(604)	(4,250)
Exercised	(248)	(1,700)
Balance at October 31, 2004	$837	6,025

*  Contracts not in thousands

Account maintenance fees: If the shareholder account balance falls below $1 by either shareholder action or as a result of market action, a $25 (not in thousands) fee is assessed every year until the balance reaches $1. The fee is assessed by redeeming shares in the shareholder's account.

No fee will be charged under the following conditions:

•  accounts opened within the preceding 24 months

•  accounts with an active monthly Automatic Investment Plan ($50 (not in thousands) minimum per fund)

•  accounts owned by an individual which, when combined by social security number, have a balance of $5 or more

•  accounts owned by individuals in the same household (by address) that have a combined balance of $5 or more

•  UTMA/UGMA accounts

•  Fiduciary accounts

•  B-share accounts whose shares have started to convert to A-shares accounts (as long as combined value of both accounts is at least $1)

For the year ended October 31, 2004, this fee totaled $5. These fees are included in Paid in Capital in the Statement of Assets and Liabilities.

Redemptions fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2004, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the Fund's investment adviser. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Fund's administrator. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. AUSA and WRL are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fee: The Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $1 billion

ATFA has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class C2	1.00%
Class M	0.90%

Class C2 and Class M merged into Class C on June 15, 2004 and September 24, 2004, respectively.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Transamerica IDEX Mutual Funds

Annual Report 2004

15

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 2.–(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2004, the underwriter commissions were as follows:

Received by Underwriter	$211
Retained by Underwriter	11
Contingent Deferred Sales Charge	38

Administrative services: The Fund has entered into an agreement with ATFS for financial and legal fund administration services, which includes such items as compliance, expenses, financial statements and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Fund pays ATFS an annual fee of 0.015% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

The Fund paid ATFS $15 for the year ended October 31, 2004.

Transfer agent fees: The Fund pays ATIS an annual per-account charge of $20 (not in thousands) for each open account and $1.63 (not in thousands) for each closed account. There is no new account charge. The transfer agent fees on the Statement of Operations are made up of fees paid to ATIS and costs associated with shareholder statements. The Fund paid ATIS $195 for the year ended October 31, 2004.

Deferred compensation plan: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any Transamerica IDEX Mutual Fund. At October 31, 2004, the value of invested plan amount was $11. Invested plan amounts and the total liability for deferred compensation to the Trustees under the Plan at October 31, 2004, are included in the accompanying Statement of Assets and Liabilities.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2004, were as follows:

Purchases of securities:
Long-Term excluding U.S. Government	$36,749
U.S. Government	25,082
Proceeds from maturities and sales of securities:
Long-Term excluding U.S. Government	44,467
U.S. Government	17,011

NOTE 4. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Reclassifications between Undistributed net investment income (loss), Undistributed net realized capital gains (loss) and Shares of beneficial interest are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$12
Undistributed net investment income (loss)	3
Accumulated net realized gain (loss) from investment securities and written option contracts	(15)

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$4,216	October 31, 2010

The capital loss carryforward utilized during the year ended October 31, 2004 was $653.

The capital loss carryforwards are available to offset future realized gains, subject to certain limitations under the Internal Revenue Code, through the period listed.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2004 was as follows:

2003 Distributions paid from:
Ordinary Income	$486
Long-term capital gain	–
2004 Distributions paid from:
Ordinary Income	$657
Long-term capital gain	–

Transamerica IDEX Mutual Funds

Annual Report 2004

16

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2004
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2004, are as follows:

Undistributed Ordinary Income	$0
Undistributed Long-term Capital Gains	$5,418
Capital Loss Carryforward	$(4,216)
Net Unrealized Appreciation (Depreciation)	$4,358	*

*  Includes unrealized gain/loss on derivative instruments.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2004, are as follows:

Federal Tax Cost Basis	$80,468
Unrealized Appreciation	$7,182
Unrealized (Depreciation)	(2,883)
Net Unrealized Appreciation (Depreciation)	$4,299

NOTE 5. OTHER MATTERS

Transamerica IDEX Mutual Funds ("TA IDEX"), and certain of its affiliated entities, have received requests for information from the Staff of the Securities and Exchange Commission in connection with market timing and late trading within the funds. TA IDEX and the affiliated entities have voluntarily cooperated in the investigation and have been providing the information as requested.

Transamerica IDEX Mutual Funds

Annual Report 2004

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Value Balanced (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Tampa, Florida
December 28, 2004

Transamerica IDEX Mutual Funds

Annual Report 2004

18

TA IDEX Transamerica Value Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2004, the Fund designates $690 as qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

RESULTS OF SHAREHOLDER PROXY

At a special meeting of shareholders held on May 21, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of TA IDEX LKCM Strategic Total Return (the "Acquired Fund") by TA IDEX Transamerica Value Balanced (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

For	Against	Abstentions/Broker Non-Votes
80.71%	2.95%	16.34%

At a special meeting of Class M shareholders of each series of Transamerica IDEX (except TA IDEX Federated Tax Exempt and TA IDEX Protected Principal Stock) held on September 2, 2004, the results of the Proposal were as follows:

Proposal 1:  Approval of a conversion of Class M shares into Class C shares of the Funds, which will result in bearing the distribution and service fees payable under the 12b-1 Plan of Distribution for the Class C shares of the Funds.

For	Against	Abstentions/Broker Non-Votes
73.21%	5.32%	21.47%

Transamerica IDEX Mutual Funds

Annual Report 2004

19

TRANSAMERICA IDEX MUTUAL FUNDS

MANAGEMENT OF THE FUND (unaudited)

Name, Address and Age	Position(s) Held with Fund*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee		Other Directorships Held By Director
INTERESTED TRUSTEES

Brian C. Scott(1) (DOB 9/29/43)*	Trustee, President & Chief Executive Officer	Indefinite** Trustee 2003–present President, CEO 2002–present	Director, President and Chief Executive Officer, AEGON/Transamerica Series Fund, Inc. ("ATSF"); TIS; Manager, TIM; President, Director & Chief Executive Officer, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), AEGON/Transamerica Investor Services, Inc. & AEGON/Transamerica Fund Services, Inc. ("ATFS"); Chief Executive Officer, Transamerica Investors, Inc. (TII); Director, President & CEO, Endeavor Management Co. (2001–2002)	85		N/A

Thomas P. O'Neill(1) 1111 North Charles Street Baltimore, MD 21201-5574 (DOB 3/11/58)	Trustee	Indefinite** 2003–present	President, AEGON Financial Services Group, Inc., Financial Institution Division; Director, AEGON/Transamerica Series Fund, Inc. (ATSF); Director, Transamerica Income Shares, Inc. (TIS); Director, National Aquarium of Baltimore	85		N/A

INDEPENDENT TRUSTEES

Peter R. Brown 11180 6th Street East Treasure Island, FL 33706 (DOB 5/10/28)	Chairman, Trustee	Indefinite** 1986–present	Chairman & Director, ATSF & TIS; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps; Chairman of the Board, Peter Brown Construction Company (1963–2000)	85		N/A

Charles C. Harris 2840 West Bay Drive, #215 Belleair Bluffs, FL 33770 (DOB 1/15/30)	Trustee	Indefinite ** 1994–present	Director, ATSF & TIS	84		N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 33767 (DOB 8/17/44)	Trustee	Indefinite** 2002–present	Director, ATSF & TIS; General Manager, Sheraton Sand Key Resort (1975–present)	84		N/A

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB 2/25/36)	Trustee	Indefinite** 1996–present	Vice Chairman & Director, ATSF & TIS; Retired Corporate CEO and Chairman of the Board, Shorts, Inc.	84		N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB 3/05/36)	Trustee	Indefinite** 1986–present	Director, ATSF & TIS; Trustee (1993–present) & President (1993–1995), Florida Tax Free Funds	84		Florida Tax Free Funds

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB 9/27/52)	Trustee	Indefinite** 2002–present	Director, ATSF & TIS; Director, Central Vermont Public Service Co. (Audit Committee); Director, Western Electricity Coordinating Council (Chairman, Human Resources and Compensation Committee); Senior Vice President (1996–2000), Florida Power Corporation	84		Central Vermont Public Service Co. Western Electricity Coordinating Council

Jack E. Zimmerman 6778 Rosezita Lane Dayton, OH 45459 (DOB 2/3/28)	Trustee	Indefinite** 1986–present	Former Director, Regional Marketing of Marietta Corporation & Director of Strategic Planning, Martin Marietta Baltimore Aerospace.	3	9	N/A

Leo J. Hill 2201 N. Main St. Gainesville, FL 32609 (DOB 3/27/56)	Trustee	Indefinite** 2002–present	Director, ATSF & TIS; Owner & President, Prestige Automotive Group (2001–present)	84		N/A

(1)  May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of ATFA.

Name, Address and Age	Position Held with Fund	Term of Office*** and Length of Time Served		Principal Occupation(s) or Employment During Past 5 Years
OFFICERS*

John K. Carter (DOB 4/24/61)	Senior Vice President, General Counsel, Secretary and Chief Compliance Officer	1999–	present	General Counsel, Sr. Vice President, Secretary & Chief Compliance Officer, ATSF & TIS; Vice President & Senior Counsel, Western Reserve Life Assurance Co. of Ohio ("WRL"); Director, General Counsel, Sr. Vice President & Secretary, ATFA, ATIS & ATFS; Vice President AFSG; Vice President, Secretary & Anti-Money Laundering Officer, TII; Vice President, TIM; Vice President & Counsel (1997–1999), Salomon Smith Barney

Kim D. Day (DOB 8/2/55)	Senior Vice President, Treasurer & Chief Financial Officer	2002–	present	Senior Vice President, Treasurer & Chief Financial Officer, ATSF & TIS; Sr. Vice President & Treasurer, ATFS, ATFA, ATIS & TII; Vice President, AFSG & TIM; Asst. Vice President, WRL

*  The business address of each officer is 570 Carillon Parkway, St. Petersburg, FL 33716. No officer of Transamerica IDEX receives compensation paid by Transamerica IDEX.

**  Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

***  Elected and serves at the pleasure of the Board of Trustees of Transamerica IDEX.

Additional information about the fund trustees can be found in the Statement of Additional Information, available without charge upon request by calling 1-888-233-4339.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The first filing of Form N-PX was made on or before August 31, 2004, for the 12 month-period ending June 30, 2004. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. Box 9012
Clearwater, FL 33758-9012

www.idexfunds.com

P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: AFSG Securities Corporation, Member NASD
Investor Services 1-888-233-IDEX (4339)

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 10(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Peter Brown and William Short are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Mr. Brown and Mr. Short are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Brown and Mr. Short as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon either of them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as members of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31
(in thousands)		2003	2004

(a)	Audit Fees	360	356
(b)	Audit-related Fees	43	59
(c)	Tax Fees	65	104
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser
	(or affiliate that provided services to Registrant)	N/A	N/A

(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is Compatible with maintaining the auditor’s Independence.

		Yes	Yes

* (e) (1)                                                       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants. Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9: Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees:  currently the registrant does not have a policy with regard to the consideration of trustee candidates recommended by shareholders as it does not currently contemplate adding Board members or otherwise changing the Board’s composition.

Item 10: Controls and Procedures.

(a)          Based on their evaluation of registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2004, registrant’s principal executive officer and principal financial officer found registrant’s disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         Effective September 14, 2004, Transamerica Fund Services, Inc., the registrant’s administrator, entered into an agreement with Investors Bank & Trust Company (“IBT”) for IBT to provide certain administrative services on behalf of the registrant, which may be deemed to be a change that has materially affected, or is likely to materially affect, registrant’s internal control over financial reporting.

Item 11: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica IDEX Mutual Funds
(Registrant)

By:	/s/ Brian C. Scott
President and Chief Executive Officer
Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
President and Chief Executive Officer
Date: January 7, 2005
By:	/s/ Kim D. Day
Senior Vice President, Treasurer and Chief Financial Officer
Date: January 7, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

11(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
11(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
11(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
11(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer